EXHIBIT 10.2
SECOND AMENDMENT TO LOAN, SECURITY AND COLLATERAL
MANAGEMENT AGREEMENT, dated as of October 2, 2025 (this “Amendment”), among
Twin Brook Capital Funding XXXIII ASPV, LLC, as the borrower (the “Borrower”), AGTB
Fund Manager, LLC, as the collateral manager (the “Collateral Manager”), Ally Bank, as the administrative agent (the “Administrative Agent”) and as the swingline lender (the “Swingline
Lender”), the Lenders party hereto and Western Alliance Trust Company, N.A., as the collateral custodian (the “Collateral Custodian”).
WHEREAS, the Borrower, the Collateral Manager, Twin Brook Capital Funding
XXXIII, LLC, as the Transferor, Ally Bank, as the Arranger, the other Lenders from time to time parties thereto, the Administrative Agent, the Swingline Lender and the Collateral Custodian, are
party to the Loan, Security and Collateral Management Agreement, dated as of December 13,
2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof and from time to time, the “Loan Agreement”); and
WHEREAS, the parties hereto desire to amend the Loan Agreement in accordance with Section 12.1 of the Loan Agreement and subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
Definitions
Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.
ARTICLE II
Amendments to the Loan Agreement.
SECTION 2.1.  As of the date of this Amendment, the Loan Agreement and the
Schedules and Exhibits thereto shall be amended as follows:
(a)to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text
(indicated textually in the same manner as the following example: bold and double-
underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto; and
(b)to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text
(indicated textually in the same manner as the following example: bold and double-

2
underlined text) as set forth on the pages of the Schedules and Exhibits to the Loan
Agreement attached as Appendix B hereto.
SECTION 2.2. Representations and Warranties. The Borrower hereby represents and warrants to each other party hereto that, as of the date first written above, (i) no
Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement and the other Transaction
Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).
ARTICLE III
Conditions Precedent
SECTION 3.1.This Amendment shall become effective upon:
(a)the execution and delivery of this Amendment by each party hereto;
(b)the Administrative Agent’s receipt of a good standing certificate for the Borrower issued by the Secretary of State for the State of Delaware and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer;
(c)the Administrative Agent shall have received the executed legal opinion of Winston & Strawn LLP, counsel to the Borrower, in form and substance acceptable to the Administrative Agent in its reasonable discretion; and
(d)all reasonable and documented out-of-pocket fees (including reasonable and documented out-of-pocket fees, disbursements and other charges of one external counsel per applicable jurisdiction) due to the Administrative Agent on or prior to the effective date of this Amendment shall have been paid in full.
ARTICLE IV
Miscellaneous
SECTION 4.1. Governing Law. THIS AMENDMENT AND THE RIGHTS
AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE
OF NEW YORK.
SECTION 4.2.  Severability Clause. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

3
SECTION 4.3. Ratification. Except as expressly amended hereby, the Loan
Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan
Agreement for all purposes.
SECTION 4.4.  Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts (including by electronic means, .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000, including Orbit, Adobe
Sign, DocuSign, or any other similar platform identified by the Borrower and reasonably available at no undue burden or expense to the Collateral Custodian), all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this
Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. The Collateral Custodian shall not have a duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.
SECTION 4.5. Headings. The headings of the Articles and Sections in this
Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Signature pages follow]

[Signature Page to Second Amendment]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
By: /s/ Terrence Walters
Name: Terrence Walters
Title: Authorized Signatory

[Signature Page to Second Amendment]
AGTB FUND MANAGER, LLC, as the
Collateral Manager
By: /s/ Terrence Walters
Name: Terrence Walters
Title: Authorized Signatory

[Signature Page to Second Amendment]
ALLY BANK, as the Administrative Agent
By: /s/ Kyle Jansen
Name: Kyle Jansen
Title: Authorized Signatory

[Signature Page to Second Amendment]
ALLY BANK, as a Lender
By: /s/ Kyle Jansen
Name: Kyle Jansen
Title: Authorized Signatory
ALLY BANK, as the Swingline Lender
By: /s/ Kyle Jansen
Name: Kyle Jansen
Title: Authorized Signatory

[Signature Page to Second Amendment]
WESTERN ALLIANCE TRUST
COMPANY, N.A., as the Collateral Custodian
By: /s/ Michael J. Baker
Name: Michael J. Baker
Title: Vice President

[Signature Page to Second Amendment]
APPLE BANK, as a Lender
By: /s/ Christopher Selvaggio
Name: Christopher Selvaggio
Title: First Vice President

[Signature Page to Second Amendment]
WESTERN ALLIANCE BANK, as a Lender
By: /s/ Roham Medifar
Name: Roham Medifar
Title: Senior Vice President
APPENDIX A

EXECUTION VERSION
CONFORMED THROUGH ~~FIRST~~SECOND AMENDMENT DATED ~~AUGUST 9~~OCTOBER 2, ~~2024~~2025
U.S. $500,000,000
LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT
by and among
AGTB FUND MANAGER, LLC,
as the Collateral Manager
TWIN BROOK CAPITAL FUNDING XXXIII, LLC,
as the Transferor
TWIN BROOK CAPITAL FUNDING XXXIII ASPV, LLC,
as the Borrower
EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO,
as the Lenders
ALLY BANK,
as the Administrative Agent and the Arranger
and
WESTERN ALLIANCE TRUST COMPANY, N.A.,
as the Collateral Custodian
Dated as of December 13, 2022
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TABLE OF CONTENTS
Page
ARTICLE I
DEFINITIONS
Section 1.1    Certain Defined Terms2
Section 1.2    Other Terms57
Section 1.3  Computation of Time Periods                          ~~57~~58
Section 1.4  Interpretation                                      ~~57~~58
Section 1.5  Calculation of Borrowing Base                          ~~58~~59
Section 1.6    Rates59
ARTICLE II
THE NOTES
Section 2.1    The Notes~~59~~60
Section 2.2    Procedures for Loan Advances by the Lenders60
Section 2.3    Principal Repayments63
Section 2.4  Determination of Interest                              ~~64~~65
Section 2.5  Notations on Notes                                  ~~64~~65
Section 2.6    Reduction of Borrowing Base Deficiency65
Section 2.7    Settlement Procedures65
Section 2.8    Alternate Settlement Procedures68
Section 2.9  Collections and Allocations; Accounts                      ~~69~~70
Section 2.10  Payments, Computations, Etc                            ~~70~~71
Section 2.11  Fees72
Section 2.12  Increased Costs; Capital Adequacy; Illegality                  ~~72~~73
Section 2.13  Taxes75
Section 2.14  Reinvestment; Discretionary Sales, Substitutions and Repurchases of
Loans79
Section 2.15  Assignment of the Sale Agreement ~~83~~84
Section 2.16  Defaulting Lenders ~~83~~84
Section 2.17  Mitigation Obligations; Replacement of Lenders ~~84~~85
Section 2.18  Increase of Commitment; Facility Amount~~85~~86
ARTICLE III
CONDITIONS TO THE EFFECTIVE DATE AND LOAN ADVANCES
Section 3.1Conditions to Effective Date ~~86~~87
Section 3.2Conditions Precedent to All Loan Advances and Acquisitions of Loans~~88~~89
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Section 3.3    Custodianship; Transfer of Loans and Permitted Investments90
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Section 4.1    Representations and Warranties of the Borrower~~91~~92
Section 4.2    Representations and Warranties of the Borrower Relating to the
Agreement and the Collateral ~~101~~102
Section 4.3  Representations and Warranties of the Collateral Manager~~101~~102
Section 4.4    Representations and Warranties of the Collateral Custodian~~103~~104
ARTICLE V
GENERAL COVENANTS
Section 5.1    Affirmative Covenants of the Borrower~~104~~105
Section 5.2  Negative Covenants of the Borrower                    ~~113~~114
Section 5.3  Affirmative Covenants of the Collateral Manager              ~~115~~116
Section 5.4    Negative Covenants of the Collateral Manager118
Section 5.5  Affirmative Covenants of the Collateral Custodian~~118~~119
Section 5.6    Negative Covenants of the Collateral Custodian ~~119~~120
ARTICLE VI
COLLATERAL ADMINISTRATION
Section 6.1    Designation of the Collateral Manager~~119~~120
Section 6.2    Duties of the Collateral Manager120
Section 6.3  Authorization of the Collateral Manager                  ~~122~~123
Section 6.4    Collection of Payments; Accounts123
Section 6.5  Realization Upon Defaulted or Delinquent Loans            ~~124~~125
Section 6.6    Collateral Manager Compensation125
Section 6.7    Payment of Certain Expenses by the Collateral Manager ~~125~~126
Section 6.8    Reports ~~125~~126
Section 6.9    Annual Statement as to Compliance~~126~~127
Section 6.10  The Collateral Manager Not to Resign ~~126~~127
Section 6.11  Collateral Manager Termination Events ~~126~~127
ARTICLE VII
THE COLLATERAL CUSTODIAN
Section 7.1Designation of Collateral Custodian128
Section 7.2Duties of Collateral Custodian ~~128~~129
Section 7.3 Merger or Consolidation~~132~~133
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Section 7.4  Collateral Custodian Compensation                      ~~132~~133
Section 7.5    Collateral Custodian Removal133
Section 7.6    Limitation on Liability~~133~~134
Section 7.7    Resignation of the Collateral Custodian ~~136~~137
Section 7.8    Access to Certain Documentation and Information Regarding the
Collateral; Audits ~~137~~138
Section 7.9    Release of Documents~~137~~138
Section 7.10  Return of Required Loan Documents ~~138~~139
Section 7.11  Access to Certain Documentation and Information Regarding the
Collateral Portfolio ~~139~~140
Section 7.12  Collateral Custodian as Agent~~139~~140
ARTICLE VIII
SECURITY INTEREST
Section 8.1    Grant of Security Interest~~140~~141
Section 8.2    Release of Lien on Collateral~~141~~142
Section 8.3    Remedies ~~142~~143
Section 8.4    Waiver of Certain Laws~~142~~143
Section 8.5    Power of Attorney ~~142~~143
ARTICLE IX
EVENTS OF DEFAULT
Section 9.1Events of Default~~143~~144
Section 9.2Remedies~~146~~147
ARTICLE X
INDEMNIFICATION
Section 10.1Indemnities by the Borrower~~147~~148
Section 10.2Indemnities by the Collateral Manager~~148~~149
Section 10.3 Taxes ~~148~~149
ARTICLE XI
THE ADMINISTRATIVE AGENT
Section 11.1  Appointment ~~148~~149
Section 11.2  Standard of Care; Exculpatory Provisions ~~149~~150
Section 11.3  The Administrative Agent’s Reliance, Etc~~150~~151
Section 11.4  Credit Decision with Respect to the Administrative Agent ~~151~~152
Section 11.5  Indemnification of the Administrative Agent ~~151~~152
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Section 11.6  The Successor Administrative Agent                    ~~152~~153
Section 11.7  Delegation of Duties                              ~~152~~153
Section 11.8  Payments by the Administrative Agent153
Section 11.9  Collateral Matters ~~153~~154
Section 11.10  Erroneous Payments~~153~~154
ARTICLE XII
MISCELLANEOUS
Section 12.1  Amendments and Waivers~~157~~158
Section 12.2  Notices, Etc ~~158~~159
Section 12.3  Ratable Payments~~160~~161
Section 12.4  No Waiver; Remedies ~~160~~161
Section 12.5  Binding Effect; Benefit of Agreement ~~160~~161
Section 12.6  Term of this Agreement ~~160~~161
Section 12.7  Governing Law; Jury Waiver ~~161~~162
Section 12.8  Consent to Jurisdiction; Waivers ~~161~~162
Section 12.9  Costs and Expenses ~~161~~162
Section 12.10  No Proceedings ~~162~~163
Section 12.11  Recourse Against Certain Parties ~~162~~163
Section 12.12  Protection of Right, Title and Interest in the Collateral; Further Action
Evidencing Loan Advances ~~163~~164
Section 12.13  Confidentiality ~~164~~165
Section 12.14  Execution in Counterparts; Severability; Integration ~~166~~167
Section 12.15  Waiver of Setoff ~~167~~168
Section 12.16  Assignments by the Lenders ~~167~~168
Section 12.17  Heading and Exhibits ~~170~~171
Section 12.18  Benchmark Replacement Settings ~~170~~171
Section 12.19  Divisions ~~171~~172
Section 12.20  Judgment Currency ~~172~~173
Section 12.21  Recognition of the U.S. Special Resolution Regimes ~~172~~173
Section 12.22  USA PATRIOT ACT~~173~~174
ARTICLE XIII
TAX CONSIDERATIONS
Section 13.1Acknowledgement of Parties~~173~~174
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EXHIBITS
EXHIBIT A-1Form of Funding Notice
EXHIBIT A-2 Form of Repayment Notice
EXHIBIT A-3 Form of Reinvestment Notice
EXHIBIT A-4Form of Borrowing Base Certificate
EXHIBIT A-5Form of Incumbency Certificate
EXHIBIT A-6Form of Payment Date Report
EXHIBIT A-7[Reserved]
EXHIBIT A-8 Form of Commitment Reduction Notice
EXHIBIT B-1Form of Promissory Note
EXHIBIT B-2Form of Swingline Note
EXHIBIT CForm of Officer’s Certificate as to Solvency
EXHIBIT DForm of Officer’s Closing Certificate
EXHIBIT E Form of Release of Underlying Instruments
EXHIBIT F Form of Compliance Certificate
EXHIBIT GForm of Transferee Letter
EXHIBIT HForm of Joinder Supplement
EXHIBIT I-1Form of U.S. Tax Compliance Certificate – For Foreign Lenders
that are not Partnerships for U.S. Federal Income Tax Purposes
EXHIBIT I-2Form of U.S. Tax Compliance Certificate – For Foreign Participants
that are not Partnerships For U.S. Federal Income Tax Purposes
EXHIBIT I-3Form of U.S. Tax Compliance Certificate – For Foreign Participants
that are Partnerships For U.S. Federal Income Tax Purposes
EXHIBIT I-4Form of U.S. Tax Compliance Certificate – For Foreign Lenders that are
Partnerships For U.S. Federal Income Tax Purposes
EXHIBIT JForm of Collateral Custodian Certification
EXHIBIT K Form of Assignment and Assumption
EXHIBIT L Form of Annual Statement as to Compliance
SCHEDULES
SCHEDULE I Loan Party Names
SCHEDULE IILoan List
SCHEDULE III[Reserved]
SCHEDULE IVAgreed-Upon Procedures
SCHEDULE V GICS Industry Classifications
ANNEXES
ANNEX AAddresses for Notices
ANNEX BCommitments
LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT
THISLOAN,SECURITYANDCOLLATERALMANAGEMENT
AGREEMENT (as amended, modified, waived, supplemented, restated or replaced from time to time, this “Agreement”) is made as of December 13, 2022, by and among:
(1)AGTB FUND MANAGER, LLC, a Delaware limited liability company, as the Collateral Manager (as hereinafter defined);
(2)TWIN BROOK CAPITAL FUNDING XXXIII, LLC, a Delaware
limited liability company, as the Transferor (as hereinafter defined);
(3)TWIN  BROOK  CAPITAL  FUNDING  XXXIII  ASPV,  LLC,  a
Delaware limited liability company, as the borrower (the “Borrower”);
(4)EACH OF THE LENDERS FROM TIME TO TIME PARTY
HERETO (together with its respective successors and assigns in such capacity, each a
“Lender”, collectively, the “Lenders”);
(5)ALLY BANK (together with its successors and assigns, “Ally Bank”), as the administrative agent hereunder (together with its successors and assigns in such capacity, the
“Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger; and
(6)WESTERN  ALLIANCE  TRUST  COMPANY,  N.A.,  not  in  its
individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).
RECITALS
WHEREAS, the Borrower has requested that the Lenders extend credit hereunder by providing Commitments and making Loan Advances and Swingline Advances from time to time for the purchase of certain Eligible Loans from the Transferor pursuant to the
Sale Agreement and for the general business purposes of the Borrower;
WHEREAS, the Borrower has requested that the Collateral Manager act as the collateral manager of the Borrower and manage the Collateral; and
WHEREAS, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS
Section 1.1Certain Defined Terms.
Certain capitalized terms used throughout this Agreement are defined in this
Section 1.1. As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings:
“1940 Act”: The United States Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.
“Account”: Any of the Collateral Account, the General Collection Account, the
Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account
and any sub-accounts thereof deemed appropriate or necessary by the Administrative Agent or the Collateral Custodian for convenience in administering such accounts.
“Account Control Agreement”: The securities account control agreement, dated as of the date hereof, among the Borrower, as the pledgor, the Administrative Agent, the
Collateral Custodian and the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time.
“Accrual Period”: With respect to (a) the first Payment Date, the period from and including the Effective Date to but excluding the Determination Date preceding the first
Payment Date, and (b) any subsequent Payment Date, the period from and including the
Determination Date preceding the previous Payment Date to but excluding the Determination
Date preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date).
“Adjusted Borrowing Value”: For any Loan, for any date of determination, an amount equal to the Assigned Value of such Loan at such time multiplied by the Dollar
Equivalent of the Outstanding Balance of such Loan.
“Administrative Agent”: Ally Bank, in its capacity as the administrative agent for
Lenders hereunder, together with its permitted successors and assigns, including any successor appointed pursuant to Section 11.6.
“Administrative Expenses”: All amounts (excluding principal payments, interest payments, Non-Usage Fees and any other similar fees) due or accrued and payable by the
Borrower to any Person pursuant to any Transaction Document, including, but not limited to, any third party service provider to the Borrower, any Lender, the Collateral Custodian or the
Securities Intermediary, accountants, agents and counsel of any of the foregoing for fees and expenses or any other Person in respect of any other fees, expenses, or other payments (including indemnification payments).

“Administrative Questionnaire”:An administrative questionnaire in a form supplied by the Administrative Agent.
“Advance Date”: With respect to any Loan Advance, the date on which such
Loan Advance is made.
“Advance Rate”: As follows:
(a)with respect to First Lien Loans for which the applicable Obligor has
EBITDA less than $10,000,000, sixty-five percent (~~60.00~~65.00%);
(b)with respect to First Lien Loans for which the applicable Obligor has
EBITDA greater than or equal to $10,000,000 but less than $50,000,000, seventy-five percent (~~70.00~~75.00%);
(c)subject to the following clause (d), with respect to First Lien Loans for which the applicable Obligor has EBITDA greater than or equal to $50,000,000, seventy-~~two~~seven percent (~~72.00~~77.00%);
(d)with respect to First Lien Loans for which the applicable Obligor (x) has
EBITDA greater than or equal to $50,000,000 and (y) has a Specified Rating so long as at least two current quotes for such debt exist from brokers acceptable to the
Administrative Agent in its sole discretion, ~~seventy five~~eighty percent (~~75.00~~80.00%);
and
(e)with respect to First Lien Last Out Loans, forty-five percent (45.00%).
“Advances Outstanding”: On any day, the aggregate principal amount of all Loan
Advances outstanding on such day, after giving effect to all repayments of Loan Advances and the making of new Loan Advances on such day.
“Advisers Act”: The United States Investment Advisers Act of 1940, as
amended.
“Affiliate”:  With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any
Affiliate relationship among Obligors which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For the avoidance of doubt, for the purposes of determining whether an Obligor is an Affiliate of any Loan Party, the term Affiliate shall still include any Affiliate relationship which may exist as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition,
“control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 20.00% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent Parties”: The meaning specified in Section 12.2(c).
“Aggregate Unfunded Exposure Amount”: On any date of determination, the sum of the Unfunded Exposure Amounts of all Loans included in the Collateral.
“Aggregate Unfunded Exposure Equity Amount”: On any date of determination, the sum of the Unfunded Exposure Equity Amounts of all Loans included in the Collateral.
“Agreed-Upon Procedures Report”: The meaning specified in Section 5.1(t)(iv).
“Agreement”: The meaning specified in the Preamble.
“Ally Bank”: The meaning specified in the Preamble.
“Anti-Corruption Laws”: The Applicable Law in any jurisdiction that relates to anti-bribery or anti-corruption laws, regulations or ordinances, including the U.S. Foreign
Corrupt Practices Act of 1977, as amended; the U.K. Bribery Act 2010, as amended; and the Loi
Sapin II pour la transparence de la vie économique (Sapin II).
“Anti-Money Laundering Laws”: The Applicable Law in any jurisdiction that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.
“Applicable Collateral Value”: With respect to Eligible Loans relating to (i) Tier
3 Obligors, eighty-five percent (85.00%), (ii) Tier 2 Obligors, ninety-two and one-half percent
(92.50%) and (iii) Tier 1 Obligors, one hundred percent (100.00%).
“Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority which are applicable to such
Person or property, and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.
“Applicable Spread”: A rate per annum equal to ~~2.40~~1.90%; provided that, following the occurrence and continuation of an Event of Default, at the election (provided that in the case of any Event of Default described in Section 9.1(i) such election shall be automatic upon the occurrence of such Event of Default) of the Administrative Agent or the Required
Lenders upon written notice to the Borrower (which notice may be retroactive to the date of the applicable Event of Default), the Applicable Spread shall increase ~~by 2.00% above the~~
~~then-existing Applicable Spread~~to a rate per annum equal to 3.90%.
“Approved Foreign Country”: Canada.
“Approved Foreign Currency”: CAD.

“Approved Fund”: Any fund that is administered or managed by (a) a Lender, (b)
an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a
Lender.
“Arranger”: Initially, Ally Bank.
“Assigned Value”:
(a)With respect to each Loan, as of any Measurement Date, the Assigned
Value of such Loan shall be the least of (i) the Purchase Price, (ii) the Applicable
Collateral Value and (iii) ~~following~~if a Value Adjustment Event with respect to such
Loan, has occurred and is in effect, an amended value equal to the lesser of the
Assigned Value for such Loan ~~immediately prior to the occurrence of such Value~~
~~Adjustment Event (as reduced by any prior Value Adjustment Event~~determined pursuant to clause (i) or (ii) of this clause (a) multiplied by the applicable Value
Adjustment Factor for such Value Adjustment Event; provided that if more than one
Value Adjustment Event with respect to such Loan has occurred, the amended value pursuant to this clause (iii) shall be determined based on the lowest applicable
Value Adjustment Factor. The amended Assigned Value of each Loan shall be communicated by the Administrative Agent to the Borrower and the Collateral Manager,
pursuant to an Assigned Value Notice.
(b)For the avoidance of doubt, the Assigned Value of any Loan that is not an
Eligible Loan shall be zero (but, in the case of clauses (z) and (aa) of the definition of
Eligible Loan, limited only to the portion of such Loan for which the Assigned Value is zero pursuant to such clauses).
(c)Notwithstanding the foregoing, if the “Assigned Value” of any Loan as determined in accordance with the foregoing clause (a) at the time such Loan is acquired or originated by the Borrower would be greater than the “Assigned Value” of such Loan at such time under any other credit facilities provided or agented by the Administrative
Agent to any other fund or account or Subsidiary of such fund or account that is, in any case, managed by Angelo, Gordon & Co., L.P. or an Affiliate thereof (the “Assigned
Value” under such other credit facility, the “Designated Assigned Value”), then the
Assigned Value of such Loan shall be the Designated Assigned Value until such time as the Assigned Value of such Loan is adjusted in accordance with the terms of this
Agreement.
“Assigned Value Notice”: A written notice (which may be in the form of an
e-mail) delivered by the Administrative Agent to the Borrower and the Collateral Manager
specifying the value of a Loan determined in accordance with the terms of the definition of
“Assigned Value” in this Section 1.1.
“Assignment and Assumption”: An assignment and assumption agreement in the form of Exhibit K to this Agreement (appropriately completed) delivered in connection with an assignment by any Lender pursuant to Section 12.16.

“Availability”: As of any Measurement Date, an amount equal to the least of (a)
the Facility Amount; (b)(i) the product of (A) the Borrowing Base as of such date multiplied by
(B)the Weighted Average Advance Rate, minus (ii) the amount of the Aggregate Unfunded
Exposure Equity Amount that is not then on deposit in the Unfunded Exposure Account plus (iii)
the Dollar Equivalent of the amount of Principal Collections on deposit in the Principal
Collection Account as of such date; and (c)(i) the aggregate Adjusted Borrowing Value of all
Eligible Loans as of such date minus, (ii) the Minimum Credit Enhancement Amount minus (iii)
the amount of the Aggregate Unfunded Exposure Equity Amount that is not then on deposit in the Unfunded Exposure Account plus (iv) the Dollar Equivalent of the amount of Principal
Collections on deposit in the Principal Collection Account as of such date.
“Available Capital”: The sum of (i) Unrestricted Cash and cash equivalents of the
Fund and the Borrower, (ii) any amounts available to be drawn under revolving lines of the Fund or the Borrower (including any undrawn Availability) and (iii) available capital commitments from subscribers or partners of the Fund to fund capital calls that have not been called and remain outstanding (net of any capital call or subscription line borrowings).
“Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account which were due on or prior to the most recent Determination Date
(including any unscheduled payments), and actually received by the date of the applicable
Payment Date Report.
“Available Tenor”: As of any date of determination and with respect to the then current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such
Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining the length of an Accrual Period with reference to such Benchmark pursuant to this
Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Accrual Period” pursuant to clause (d) of Section 12.18.
“Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11
U.S.C. § 101, et seq.), as amended from time to time.
“Base Rate”: On any date, a fluctuating per annum interest rate equal to the highest of (a) the highest per annum interest rate published by the Federal Reserve Board in
Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan”
rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent), (b) the Federal Funds Rate plus 0.50% and (c) zero.
“Benchmark”: Initially, Daily Simple SOFR; provided that, if a Benchmark
Transition Event has occurred with respect to Daily Simple SOFR or then current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such
Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 12.18.

“Benchmark Replacement”: For any Available Tenor, with respect to any
Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent in consultation with the Borrower giving due consideration to (A)
any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar denominated syndicated credit facilities and (ii) the related
Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the
Floor for the purposes of this Agreement and the other Transaction Documents.
“Benchmark Replacement Adjustment”: With respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable
Accrual Period and Available Tenor for any setting of such Unadjusted Benchmark
Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the
Administrative Agent in consultation with the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted
Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes”: With respect to any
Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Accrual Period,” the definition of “Base Rate,” the definition of
“Business Day,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates, timing (but not frequency) of making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower)
may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).
“Benchmark Replacement Date”: The earliest to occur of the following events with respect to the then-current Benchmark:

(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition
Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2)in the case of clause (3) of the definition of “Benchmark Transition
Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark
Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current
Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all
Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such
Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the
Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such
Benchmark (or such component), which states that the administrator of such Benchmark
(or such component) has ceased or will cease to provide all Available Tenors of such
Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such
Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start Date”: In the case of a Benchmark Transition
Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark
Transition Event is a public statement or publication of information of a prospective event, the
90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Benchmark Unavailability Period”: The period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 12.18 and
(y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any other Transaction Document in accordance with
Section 12.18.
“Beneficial Ownership Certification”: A certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial
Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
“Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230.
“BHC Act Affiliate”: The meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Borrower”: The meaning specified in the Preamble.
“Borrower Interest Collections”: With respect to the Borrower, as of any date, an amount equal to the Dollar Equivalent of the aggregate amount of interest and fees received in the Collection Accounts with respect to the Loans for the preceding four (4) Accrual Periods, provided, that with respect to any time period for which four (4) Accrual Periods of such amounts are not available, Borrower Interest Collections shall be determined based on annualizing such amounts as are available for the Borrower.

“Borrower Interest Expense”: With respect to the Borrower, as of any date, an amount equal to the Dollar Equivalent of the amount of the aggregate amount payable (whether or not actually paid) in interest, costs (to the extent payable prior to interest and Non-Usage Fees pursuant to Section 2.7) and Non-Usage Fees pursuant to Section 2.7 during the preceding four
(4)Accrual Periods, provided, that with respect to any time period for which four (4) Accrual
Periods of such amounts are not available, Borrower Interest Expense shall be determined based on annualizing such amounts as are available for the Borrower.
“Borrower’s Notice”: Any (a) Funding Notice or (b) Reinvestment Notice.
“Borrowing Base”:  As of any Measurement Date, an amount equal to the difference of (i) the aggregate Adjusted Borrowing Value of all Eligible Loans as of such date minus (ii) an amount equal to the Excess Concentration Amount as of such date; provided that any Loan which at any time is no longer an Eligible Loan shall not be included in the calculation of “Borrowing Base” until such time as the Borrower delivers the notice required pursuant to
Section 5.3(j) with respect thereto.
“Borrowing Base Certificate”: A certificate setting forth the calculation of the
Borrowing Base and the Availability as of each Measurement Date, in the form of Exhibit A-4, prepared by the Collateral Manager.
“Borrowing Base Deficiency”: The amount by which, on any date of determination, (a) the Advances Outstanding exceed (b) Availability.
“Business Day”: Any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of
New York.
“Capital Stock”: Any and all shares, interests, participations or other equivalents
(however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.
“Cash”: Cash or legal currency of the United States or an Approved Foreign
Currency as at the time shall be legal tender for payment of all public and private debts in the applicable jurisdiction.
“Certificated Security”:The meaning specified in Section 8-102(a)(4) of the
UCC.
“Change of Control”: The occurrence of any of the following events: (a) Angelo,
Gordon & Co., L.P. or an Affiliate thereof shall fail to control the Collateral Manager (“control”
being defined for purposes of this definition as the possession, directly or indirectly, of the power to direct or cause the direction of the management, actions and policies of a person, whether through voting rights, ownership rights, or by contract or otherwise), (b) the Fund ceases to own and control, of record and beneficially, directly or indirectly, 100.00% of the equity interests of the Borrower free and clear of all Liens other than Permitted Liens, or (c) the
Collateral Manager ceases to be the collateral manager of the Borrower.
“Clearing Agency”: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.
“Clearing Corporation”:The meaning specified in Section 8-102(a)(5) of the
UCC.
“Code”: The Internal Revenue Code of 1986, as amended from time to time.
“Collateral”: The meaning specified in Section 8.1(a).
“Collateral Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to the Administrative
Agent in its sole discretion) entitled “Collateral Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the Secured Parties.
“Collateral Custodian”: Western Alliance Trust Company, N.A., not in its
individual capacity, but solely as Collateral Custodian, its successor in interest pursuant to
Section 7.3 or such Person as shall have been appointed Collateral Custodian pursuant to Section
7.7.
“Collateral Custodian Fee”: The fees, expenses and indemnities set forth as such in the Collateral Custodian Fee Letter and as provided for in this Agreement or any other
Transaction Document. Notwithstanding any other provision of this Agreement or the Collateral
Custodian Fee Letter, the Collateral Custodian agrees that the aggregate amount of fees, expenses and indemnity payments included in the Collateral Custodian Fee payable pursuant to
Sections 2.7(a)(2), 2.7(b)(1) and 2.8(2) shall be not greater than $100,000 during any rolling
12-month period.
“Collateral Custodian Fee Letter”: The fee letter dated as of October 12, 2022, among the Collateral Custodian, the Securities Intermediary, the Borrower and the Collateral
Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
“Collateral Custodian Termination Notice”:  The meaning specified in Section
7.5.
“Collateral Manager”:Initially AGTB Fund Manager, LLC, as collateral manager, acting in such capacity solely pursuant to the terms of this Agreement or any other
Person becoming Collateral Manager pursuant to the terms of this Agreement.
“Collateral Manager Standard”: With respect to the servicing, management and administration, and exercising and enforcing its rights and remedies in respect of each Loan, and the Collateral taken as a whole, a standard requiring a degree of care, skill, prudence and diligence consistent with (i) the highest of (x) that which the Collateral Manager exercises for its own account; (y) that which the Collateral Manager exercises for the accounts of others; and (z)

a manner which the Collateral Manager reasonably believes to be consistent with the reasonable and customary practices of similarly situated, institutional collateral managers similarly engaged, in each case, with respect to portfolios comprised of similar assets and subject to similar investment objectives and restrictions; and (ii) to the extent not inconsistent with the foregoing, the Collateral Manager’s customary standards, policies and procedures.
“Collateral Manager Termination Event”:The occurrence of any one of the following:
(a)any failure by the Collateral Manager to make any payment, transfer or deposit into the Collection Account as required by this Agreement, which failure continues unremedied for a period of two (2) Business Days, after giving effect to any applicable grace period; provided, that in the case of a failure to make such payment, transfer or deposit due to an administrative error or omission by the Collateral Custodian, such failure continues for three (3) or more Business Days after the Collateral Custodian receives written notice or has actual knowledge of such administrative error or omission and has provided notice of such failure to the Borrower;
(b)any failure on the part of the Collateral Manager duly to observe or perform in any material respect any covenants or agreements of the Collateral Manager set forth in any Transaction Document to which the Collateral Manager is a party
(including any material delegation of the Collateral Manager’s duties) and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied)
after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the applicable Loan Party and (ii) the date on which the applicable Loan Party acquires knowledge thereof;
(c)the failure of the Collateral Manager to make any payment when due
(whether or not waived but after giving effect to any related grace period) with respect to any recourse debt or other obligations, which debt or other obligations are in excess of
$5,000,000 in the aggregate, or the occurrence of any event or condition that has resulted in the acceleration of such recourse debt or other obligations, whether or not waived;
(d)an Insolvency Event shall occur with respect to the Collateral Manager;
(e)the occurrence of an Event of Default;
(f)the occurrence of any Change of Control with respect to the Collateral
Manager;
(g)any failure by the Collateral Manager to deliver any Required Reports hereunder on or before the date occurring two (2) Business Days (or, except with respect to any Payment Date Report, such later date as agreed to by the Administrative Agent in its sole discretion) after the date such report is required to be made or given, as the case may be, under the terms of this Agreement;
(h)any representation, warranty or certification made by the Collateral
Manager in any Transaction Document or in any certificate delivered pursuant to any

Transaction Document shall prove to have been incorrect in any material respect when made or deemed made (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Collateral Manager and (ii) the date on which the Collateral Manager acquires knowledge thereof;
(i)the rendering against the Collateral Manager of one or more final judgments, decrees or orders for the payment of money in excess of $5,000,000 in aggregate (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage), and there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect;
(j)[reserved];
(k)any Transaction Document to which the Collateral Manager is a party shall (except in accordance with its terms) terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Collateral Manager, or the
Collateral Manager shall contest any Transaction Document or associated lien in any manner, or any lien under the Transaction Documents shall cease to be a first priority perfected security interest of the Administrative Agent;
(l)[reserved];
(m)[reserved];
(n)[reserved];
(o)a failure of Angelo, Gordon & Co., L.P. to maintain invested assets under management in the form of middle market leveraged loans in an aggregate amount of at least $5,000,000,000 (measured on the last day of any fiscal quarter of Angelo, Gordon &
Co., L.P.); or
(p)any of the following events occur with respect to the Collateral Manager:
(i)a finding by any court or governmental body of competent
jurisdiction in a final, non-appealable judgment, or an admission by the Collateral
Manager in a settlement of any lawsuit, that it has committed fraud, willful misconduct, or a material violation of applicable securities laws, in each case which has a material adverse effect on the business of the Collateral Manager or the ability of the Collateral Manager to perform its duties under the Transaction
Documents to which it is a party; or
(ii)a conviction of, or plea of guilty or nolo contendere by a director or any senior officers of the Collateral Manager in respect of a felony in connection with any activity of any Loan Party or any of its Subsidiaries or
Affiliates and such person continues to be employed by the Collateral Manager for a period of five (5) Business Days thereafter.
“Collateral Manager Termination Notice”: The meaning specified in Section 6.11.
“Collection Account”: Collectively, the General Collection Account, the Interest
Collection Account and the Principal Collection Account.
“Collections”: (a) All cash collections and other cash proceeds of any Loan, including, without limitation or duplication, any Proceeds, any Interest Collections, Principal
Collections, amendment fees, late fees, prepayment fees, waiver fees, settlement payments, re-financing amounts, rent, like-kind payments, recoveries, guaranty payments or other amounts received in respect thereof, and cash proceeds or other funds received by the Borrower or the
Collateral Manager with respect to any Underlying Assets (including from any guarantors) (but excluding, in each case, (i) any Excluded Amounts and (ii) any amounts received by the
Borrower from an Obligor following the sale of the related Loan by the Borrower pursuant to
Section 2.14 which the Borrower is required to pay to the purchaser of such Loan) and (b)
interest earnings on Permitted Investments or otherwise in any Account; provided that, for the avoidance of doubt, “Collections” shall not include amounts on deposit in the Unfunded
Exposure Account which do not represent proceeds of Permitted Investments.
“Commitment”: With respect to each Lender, the commitment of such Lender to make Loan Advances in accordance herewith in an aggregate amount not to exceed (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the Dollar
amount set forth opposite such Lender’s name on Annex B hereto or the amount set forth as such
Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Lender, as applicable, as such amounts may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement, and (b) on or after the earliest to occur of the Revolving Period
End Date, the Termination Date or the termination of the Commitment of such Lender, zero.
“Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject.
“Corporate Trust Office”: The applicable designated corporate trust office of the
Collateral Custodian specified on Annex A hereto or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative
Agent.
“Cov-Lite Loan”: A Loan that (i) does not require the applicable Obligor to maintain compliance with at least one Financial Covenant during each reporting period applicable to such Loan ~~or~~and (ii) is not cross-defaulted to other debt or other obligations of the
Obligor that is pari passu or senior to such Loan that requires the applicable Obligor to maintain compliance with at least one Financial Covenant during each reporting period; provided that a
Financial Covenant that is not tested or in effect under the underlying loan agreement for a specified period of time after the loan is originated (but, in any event, no more than two (2) full fiscal quarters after the loan is originated), shall be treated as if compliance were required during each reporting period for the purposes of this definition.
“Covenant Compliance Period”: The period beginning on the Effective Date and ending on the date on which the Commitments have been terminated and the Obligations (other than contingent indemnification obligations for which no claim has been made) have been paid in full.
“Covered Party”: Any Secured Party that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a
“covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.
§47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
“Currency”: Dollars or an Approved Foreign Currency.
“Custody Facilities”: The designated document custody office of the Collateral
Custodian, which on the Effective Date is as specified on Annex A hereto immediately below the name of the Collateral Custodian or such other address within the United States as the Collateral
Custodian may designate from time to time by notice to the Administrative Agent, the Borrower and the Collateral Manager.
“Daily Simple SOFR”: For any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, the “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S.
Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day
immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the
SOFR Administrator on the SOFR Administrator’s Website and (b) the Floor. If by 5:00 pm
(New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, the SOFR in respect of such SOFR
Determination Day has not been published on the SOFR Administrator’s Website and a
Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then the
SOFR for such SOFR Determination Day will be the SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the
SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3)
consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the
Borrower.

“Default”: Any event or circumstance which, with the giving of notice or the lapse of time, or both, would (if not cured or otherwise remedied during such time) become an
Event of Default.
“Default Right”: The meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulted Loan”: Any Loan with respect to which any of the following events have occurred and is continuing with respect to such Loan or the related Obligor (as applicable):
(a) a default in respect of any payment of principal, interest or commitment or non-use fees under such Loan (after giving effect to all applicable cure periods, but in no event longer than five (5) Business Days); (b) the occurrence of an Insolvency Event with respect to the related
Obligor; (c) any determination by the Collateral Manager or the Administrative Agent that such
Loan is on non-accrual, is written off or is charged off, in each case, in accordance with the
Collateral Manager Standard; (d) a default under such Loan (other than a default described in clause (a) above), together with the election by any agent or requisite number of lenders
(including the Borrower) required to take any such action to (i) accelerate the Loan or (ii)
commence to enforce any of their other material remedies pursuant to the applicable Underlying
Instruments (excluding default rate pricing); (e) any portion of such Loan has been permanently waived or forgiven; or (f) events described in clause (a), (d) or (e) of the definition of “Material
Modification” unless otherwise consented to in writing by the Administrative Agent in its sole discretion.
“Defaulting Lender”: Any Lender that (i) has failed to fund (x) any portion of the
Loan Advances required to be funded by it hereunder or (y) a refinancing of Swingline
Advances, in either case, within two (2) Business Days of the date required to be funded by it hereunder, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified the
Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit, or (iv) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.
“Delayed Draw Loan”: A Loan that (i) requires one or more future advances to be made to the Obligor, (ii) specifies a maximum amount that can be borrowed and (iii) does not permit the re-borrowing of any amount previously repaid by the related Obligor; provided that such loan shall only be considered a Delayed Draw Loan for so long as any future funding obligations of the Borrower remain in effect and only with respect to any portion which constitutes a future funding obligation.
“Deposit Account”: The meaning specified in Section 9-102 of the UCC.

“Designated Assigned Value”: The meaning specified in the definition of
“Assigned Value”.
“Determination Date”: The last calendar day of each March, June, September and
December, with the first Determination Date occurring on December 31, 2022.
“DIP Loan”: Any Loan (i) with respect to which the related Obligor is a debtor-in-possession as defined under the Bankruptcy Code, (ii) which has the priority allowed pursuant to Section 364 of the Bankruptcy Code and (iii) the terms of which have been approved by a court of competent jurisdiction (the enforceability of which is not subject to any pending contested matter or proceeding).
“Discretionary Sale”: The meaning specified in Section 2.14(c).
“Disruption Event”: The occurrence of any of the following: (a) any Lender shall have notified the Administrative Agent and the Borrower of a determination by such
Lender that it would be contrary to law or to the directive of any central bank or other
Governmental Authority (whether or not having the force of law) to obtain any applicable
Currency in the applicable interbank market, to fund any Loan Advance, (b) any Lender shall have notified the Administrative Agent and the Borrower of a determination by such Lender that the rate at which deposits of any applicable Currency offered to such Lender in the applicable interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining any Loan Advance; (c) any Lender shall have notified the Administrative Agent and the Borrower of the inability of such Lender, as applicable, to obtain any applicable Currency in the applicable interbank market to make, fund or maintain any Loan Advance or (d) adequate and reasonable means do not exist for ascertaining the Benchmark for any requested Accrual
Period, including because the Benchmark is not available or published on a current basis;
provided that a Disruption Event shall not include a Benchmark ~~Replacement~~Transition Event.
“Dollar Equivalent”: On any date of determination, with respect to an amount denominated in an Approved Foreign Currency, the amount of Dollars that would be required to purchase such amount of such Approved Foreign Currency based upon the spot selling rate at which an Approved Foreign Currency may be exchanged for Dollars on the FXC GO screen of the Bloomberg Financial Markets System at approximately 4:00 p.m. (New York Time) on such date. The Administrative Agent and the Collateral Custodian shall not have any responsibility for any calculation of a Dollar Equivalent amount made by the Collateral Manager. For avoidance of doubt, the Collateral Custodian shall not have any responsibility to calculate any
Dollar Equivalent amount pursuant to this Agreement.
“Dollars”: Means, and the conventional “$” signifies, the lawful currency of the
United States
"EBITDA": With respect to the last four (4) fiscal quarters with respect to the related Loan:
(1) the meaning of "EBITDA", "Adjusted EBITDA" or any comparable definition in the Underlying Instruments for each such Loan; and

(2)in any case that “EBITDA”, “Adjusted EBITDA” or such comparable definition is not defined in such Underlying Instruments, an amount, for the Obligor on such Loan and any parent that is obligated pursuant to the Underlying Instruments for such Loan (determined on a consolidated basis without duplication in accordance with
GAAP) equal to earnings from continuing operations for such period plus (to the extent deducted in determining earnings from continuing operations for such period) (a) interest expense, (b) income taxes, (c) depreciation and amortization, (d) EBITDA related to the periods prior to an add-on acquisition or add-on acquisition under letter of intent for such Obligor, (e) other non-cash charges and organization costs, (f) extraordinary losses in accordance with GAAP, (g) one-time, non-recurring or non-cash charges consistent with the applicable compliance statements and financial reporting packages provided by such Obligor, (h) change in deferred revenue, and (i) any other item the Borrower and the Administrative Agent mutually deem to be appropriate;
provided that, the aggregate amount to be added back to the earnings of an Obligor (A) pursuant to clauses (2)(d) through (2)(i) of this definition or (B) pursuant to adjustments to “reported
EBITDA” or other term meaning non-adjusted EBITDA in the case of clause (1) for any period of calculation for any Obligor shall not exceed the EBITDA Add-Back Cap applicable to such
Obligor; provided further that, at the request of the Borrower, the Administrative Agent may, in its reasonable discretion, approve add-backs to an Obligor’s net income in excess of the
EBITDA Add-Back Cap applicable to such Obligor; provided further that with respect to any
Obligor for which twelve months of economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available.
“EBITDA Add-Back Cap”: With respect to any calculation of EBITDA for any
Loan for which the Obligor on such Loan does not have EBITDA equal to or greater than
$50,000,000 and a Specified Rating, a percentage for the Obligor on such Loan, computed without giving effect to any add-backs in clauses (2)(d) through (2)(i) (or adjustments to
“reported EBITDA” or other term meaning non-adjusted EBITDA in the case of clause (1)) of the definition of “EBITDA” herein, equal to thirty-five percent (35.0%) of non-adjusted
EBITDA.
“Effective Date”: December 13, 2022.
“Eligible Loan”: Each Loan (i) for which the Administrative Agent has received the items set forth in Section 3.2(a) or 3.2(b) (but solely in respect of the Loans being acquired in the related transaction), as applicable, and the Collateral Custodian has received or will receive the related Required Loan Documents; provided that any Loan for which the Borrower (or the
Collateral Manager on its behalf) has failed to deliver the Required Loan Documents described in Section 3.3(b) within the time periods set forth therein shall cease to be an Eligible Loan; and
(ii)that satisfies each of the following eligibility requirements (unless otherwise waived by the
Administrative Agent in its sole discretion):
(a)such Loan is a First Lien Loan or First Lien Last Out Loan;

(b)such Loan and the Underlying Instruments related thereto, are eligible to be sold, assigned or transferred to the Borrower, the rights to service, administer and enforce the rights and remedies in respect of such Loan under the applicable Underlying
Instruments inure to the benefit of the holder of such Loan or its designee (subject to the rights of any applicable agent), and neither the sale, transfer or assignment of such Loan to the Borrower, nor the granting of a security interest hereunder to the Administrative
Agent, violates, conflicts with or contravenes any Applicable Law or any contractual or other restriction, limitation or encumbrance;
(c)(i) such Loan is denominated and payable in U.S. Dollars or an Approved
Foreign Currency and does not permit the currency in which such Loan is payable to be changed;
(d)the Obligor with respect to such Loan is an Eligible Obligor;
(e)such Loan is not an Equity Security or a component of an Equity Security and no portion thereof (including any conversion option, exchange option, warrant or other component thereof) is exchangeable or convertible into an Equity Security at the option of the Obligor at any time on or after the date it is included as part of the
Collateral;
(f)at the time of acquisition by the Borrower, such Loan is not subject to an offer of exchange, redemption, conversion or tender by its Obligor, or by any other
Person, for cash, equity securities or any other type of consideration (other than a notice of prepayment in accordance with the terms of the Underlying Instruments);
(g)the Underlying Instruments with respect to such Loan provide that no part of the proceeds of such Loan or any other extension of credit made thereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock;
(h)such Loan, and any payment made with respect to such Loan, is not subject and does not subject the Borrower to any withholding tax or similar tax unless (i)
the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments constituting 100.0% of such withholding tax or similar tax on an after-tax basis; or (ii) the amount of any such withholding tax or similar tax has been disclosed in writing to the Administrative Agent;
(i)as of the date such Loan is first included as part of the Collateral, such
Loan is not a Defaulted Loan;
(j)such Loan is not a construction loan or a project finance loan;
(k)such Loan does not constitute a DIP Loan, bond, Structured Finance
Obligation, Zero Coupon Obligation, lease, Finance Lease or chattel paper;
(l)such Loan is not a Cov-Lite Loan;

(m)such Loan provides for a fixed amount of principal payable on scheduled payment dates and/or at maturity and does not by its terms provide for earlier amortization or prepayment, in each case, at a price less than par;
(n)such Loan is not a Participation Interest;
(o)as of the date such Loan is first included as part of the Collateral, such
Loan has a remaining term to stated maturity that does not exceed seven (7) years;
(p)such Loan by its terms provides for payment of interest in Cash at least quarterly;
(q)the repayment of such Loan is not subject to any material non-credit related risk (for example, a payment on a Loan of which is expressly contingent upon the occurrence or nonoccurrence of a catastrophe), as determined by the Collateral Manager in its reasonable discretion;
(r)is not an obligation (other than a Revolving Loan or a Delayed Draw
Loan) pursuant to which any future advance or funding to the Obligor may be required to be made by the Borrower;
(s)the acquisition of such Loan will not cause the Borrower or the pool of
Collateral to be required to register as an investment company under the 1940 Act;
(t)the primary Underlying Asset for such Loan is not real property;
(u)such Loan is in the form of and is treated by the related Obligor as indebtedness of such Obligor and is not a United States real property interest as defined under Section 897 of the Code;
(v)such Loan requires (i) current payments of interest no less frequently than quarterly and (ii) payment of outstanding principal in cash in full at the maturity of such
Loan;
(w)such Loan is not a letter of credit (provided this does not exclude
Revolving Loans that include a letter of credit sub facility so long as the Borrower is not the issuer of letters of credit thereunder);
(x)such Loan is Registered;
(y)if such Loan is evidenced by a promissory note or other instrument
(including an assignment agreement or transfer document), such promissory note or other instrument has been delivered to the Collateral Custodian within the time period required by Section 3.3(b);
(z)at the time of acquisition by the Borrower and each Measurement Date
(based on the most recent reporting in respect of a Relevant Test Period), if such Loan is a First Lien Loan, the applicable Obligor meets the Obligor Net Senior Leverage Ratio requirement to be a Tier 1 Obligor, Tier 2 Obligor or Tier 3 Obligor, as applicable;

provided that any portion of a First Lien Loan causing such Loan to be in excess of the required Obligor Net Senior Leverage Ratio for a Tier 3 Obligor, but less than 7.25 to
1.00, shall receive a 25% Advance Rate; provided, further, that any portion of a First
Lien Loan causing such Loan to be in excess of a 7.25 to 1.00 Obligor Net Senior
Leverage Ratio shall be deemed to have an Assigned Value of zero ($0);
(aa) at the time of acquisition by the Borrower and each Measurement Date
(based on the most recent reporting in respect of a Relevant Test Period), if such Loan is a First Lien Last Out Loan, the applicable Obligor meets the Obligor Net Total Leverage
Ratio requirement to be a Tier 1 Obligor, Tier 2 Obligor or Tier 3 Obligor, as applicable;
provided that any portion of a First Lien Last Out Loan causing such Loan to be in excess of the required Obligor Net Total Leverage Ratio for a Tier 3 Obligor shall be deemed to have an Assigned Value of zero ($0);
(bb)  at the time of acquisition by the Borrower, if such Loan is a First Lien
Last Out Loan, the applicable Obligor has EBITDA greater than or equal to $10,000,000;
(cc) at the time of acquisition by the Borrower, the applicable Obligor has
EBITDA greater than or equal to $3,000,000;
(dd)at all times, the applicable Obligor has EBITDA greater than or equal to
$0;
(ee)at the time of acquisition by the Borrower, such Loan, and any payment made with respect to such Loan, has not been more than thirty (30) days past due with respect to any payment of interest or principal of such Loan within the preceding twelve
(12) months;
(ff)  if such Loan is a Delayed Draw Loan, its Underlying Instruments do not
permit the applicable Obligor to use the proceeds thereof to pay fees or make interest or principal payments on any funded Indebtedness of such Obligor;
(gg)  such Loan and any Underlying Assets (or, with respect to subclause (ii), the acquisition thereof) (i) comply in all material respects with all Applicable Laws and
(ii) will not cause any Secured Party (in its commercially reasonable judgment and as evidenced by a written notice from such Secured Party on or prior to the time of acquisition of such Loan by the Borrower) to fail to comply with any request or directive from any Governmental Authority having jurisdiction over such Secured Party;
(hh)  such Loan is eligible under its Underlying Instruments (giving effect to the provisions of Sections 9-406 and 9-408 of the UCC) to be sold to the Borrower and to have a security interest therein granted to the Administrative Agent, as agent for the
Secured Parties;
(ii)such Loan, together with the Underlying Instruments related thereto, (i)
contains provisions substantially to the effect that such Loan and such Underlying
Instruments constitute the legal, valid and binding obligation of the related Obligor and each guarantor thereof, enforceable against such Obligor and each such guarantor in accordance with their terms, subject to customary bankruptcy, insolvency and equity limitations, (ii) is not subject to any (A) litigation or dispute or (B) offset, right of rescission, counterclaim or defense to payment, (iii) contains provisions substantially to the effect that the Obligor’s and each guarantor’s payment obligations thereunder are absolute and unconditional without any right of rescission, setoff, counterclaim or defense for any reason against the Transferor, the Borrower or any assignee of the
Borrower and (iv) contain provisions requiring covenant compliance and other reporting requirements as determined by the Collateral Manager in accordance with the Collateral
Manager Standard;
(jj)  such Loan was originated, documented and underwritten in accordance with the Collateral Manager Standard;
(kk)  the Borrower has good and marketable title to, and is the sole owner of, such Loan, and the Borrower has granted to the Administrative Agent a valid and perfected first priority security interest (subject to Permitted Liens) in the Loan and
Underlying Instruments, for the benefit of the Secured Parties;
(ll) all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority or any other Person required to be obtained, effected or given in connection with the making, acquisition or transfer of such
Loan by the Borrower have been duly obtained, effected or given and are in full force and effect;
(mm)  [reserved];
(nn) such Loan requires the related Obligor to maintain the underlying collateral of such Loan in good repair (if appropriate) and to maintain adequate insurance with respect thereto;
(oo) the Underlying Instruments for such Loan do not contain a confidentiality provision that would prohibit the Administrative Agent or any Secured Party from exercising any of their respective rights hereunder or obtaining all necessary information with regard to such Loan, so long as the Administrative Agent or such Secured Party, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments;
(pp) all information provided by the Borrower or the Collateral Manager with respect to such Loan is true, correct and complete in all material respects, provided that neither the Borrower nor the Collateral Manager shall be responsible for, nor have any liability with respect to, any factual information (or any calculations to the extent derived therefrom) furnished to it by any third party not affiliated with it, except to the extent that a Responsible Officer of such Person has actual knowledge that such factual information is inaccurate in any material respect;

(qq) such Loan or any related Underlying Instrument has not been found to be illegal or unenforceable by the decision of a court of law or a Governmental Authority in a proceeding brought by the related Obligor, any other party obligated with respect to such Loan, or any Governmental Authority;
(rr)  as of the date such Loan is first included as part of the Collateral, there are no proceedings pending or, to the Borrower’s knowledge, threatened in writing wherein the Obligor of such Loan, any other obligated party or any governmental agency has alleged that such Loan or the Underlying Instrument which creates such Loan is illegal or unenforceable;
(ss) if such Loan is acquired by the Borrower from the Transferor, the
Transferor has caused its master computer records to be clearly and unambiguously marked to indicate that such Loan has been sold to the Borrower;
(tt)  no selection procedure adverse to the interests of the Secured Parties was utilized by the Transferor, the Collateral Manager or the Borrower in the selection of such Loan for inclusion in the Collateral;
(uu)  if more than one (1) Loan has been made to the Obligor, then each such
Loan is (i) cross-collateralized and cross-defaulted, (ii) owned by the Borrower and pledged as Collateral hereunder or (iii) subject to an intercreditor agreement in form and substance satisfactory to the Collateral Manager in its reasonable discretion;
(vv)  as of the date such Loan is first included as part of the Collateral, the value of the Underlying Assets securing the Loan (or the enterprise value of the underlying business determined in accordance with a methodology reasonably acceptable to the Administrative Agent) at the time such Loan was purchased, equals or exceeds the outstanding principal balance of such Loan plus the aggregate outstanding balances of all other loans of equal seniority secured by the same Underlying Assets;
(ww) the Underlying Instruments with respect to such Loan contain a requirement that the applicable underlying Obligor deliver (i) quarterly financial statements after the end of each of the first three fiscal quarters of each fiscal year of the
Obligor (commencing with the first quarterly reporting period required under the applicable Underlying Instruments, which shall be no greater than two (2) full quarterly reporting periods after the initial closing of such Loan) and (ii) audited annual financial statements after the end of each fiscal year of the Obligor; and
(xx)as of the date such Loan is first included in the Borrowing Base, the
Administrative Agent has received (1) the Borrower’s internally approved credit/
underwriting presentation (unless such credit/underwriting presentation was not prepared or received by the Borrower in connection with an amendment or other modification to a
Loan), (2) a copy of the duly executed loan agreement, credit agreement, indenture or other principal agreement pursuant to which the Loan has been issued or created with respect to such Loan, (3) if applicable, a copy of each duly executed transfer document or instrument relating to such Loan evidencing the

assignment of such Loan to the Borrower, (4) the most recent year’s audited financial statements with respect to the applicable Obligor (or if audited financial statements are not available, (i) a quality of earnings report with respect to such Obligor, or (ii) the pro forma financial statements with respect to such Obligor, if such Obligor is a newly formed Person) and (5) the most recent covenant compliance certificate, if any, required to be provided to the Borrower with respect to such Loan.
“Eligible Obligor”: On any date of determination, any Obligor ~~(or guarantor, as~~
~~applicable)~~ that:
(a)is a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction of organization;
(b)is not a Governmental Authority;
(c)is not an Affiliate of any Loan Party;
(d)is organized and incorporated and domiciled in the United States or any state thereof or an Approved Foreign Country (in respect of the primary Obligor);
(e)is not the subject of and as of the date on which such Loan becomes part of the Collateral, to the Borrower’s knowledge, is not threatened with any proceeding which would result in, an Insolvency Event with respect to such Obligor and, as of the date on which such Loan becomes part of the Collateral, to the Borrower’s knowledge, such Obligor has not experienced a material adverse change in its condition, financial or otherwise since its last audit (or origination);
(f)does not derive any portion of its business from payday lending, pawn shops, adult entertainment, internet gambling companies, marijuana related businesses, automobile title loans, tax refund anticipation loans, credit repair services, debt relief or debt settlement services, drug paraphernalia, fireworks distributors, tax evasion, assault weapons or firearms manufacturing, businesses engaged in predatory lending practices, strip mining, online dating or dating applications, unless prior written approval by the
Administrative Agent in its sole discretion has been obtained; and
(g)is not (i) a country, territory, organization, person or entity named on an
Office of Foreign Asset Control (“OFAC”) list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a
“Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money
Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns; or (v) an Affiliate of any Person meeting any of the criteria set forth in clauses
(i) through (iv) above.

“Eligible Repurchase Obligations”: Repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the
United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) of the definition of “Permitted Investments”.
“Entitled Person”: The meaning specified in Section 12.20.
“Equity Cure Notice”: A notice from the Borrower to the Administrative Agent which satisfies each of the following conditions:
(a)such notice is delivered to the Administrative Agent not later than two (2)
Business Days after the occurrence of a Borrowing Base Deficiency; and
(b)such notice sets forth evidence, in reasonable detail (which shall be deemed satisfied upon delivery of copies of such capital call notices), that the Fund has made a capital call on its investors in an aggregate amount sufficient to, when combined with any amounts on deposit in the Principal Collection Account and other cash available to be contributed to the Borrower, cure the Borrowing Base Deficiency referenced in clause (a) upon the contribution of the proceeds of such capital call to the Borrower
(together with such other amounts) within the timeframe specified in Section 9.1(t).
“Equity Security”: (i) Any equity security or any other security that is not eligible for purchase by the Borrower as a Loan, and (ii) any security purchased as part of a
“unit” with a Loan and that itself is not eligible for purchase by the Borrower as a Loan.
“ERISA”: The United States Employee Retirement Income Security Act of 1974,
as amended from time to time, and the regulations promulgated or issued thereunder.
“ERISA Affiliate”: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (b) a
trade or business (whether or not incorporated) under common control (within the meaning of
Section 414(c) of the Code) with the Borrower, or (c) for purposes of Section 302 of ERISA and
Section 412 of the Code, a member of the same affiliated service group (within the meaning of
Section 414(m) of the Code) as the Borrower.
“Erroneous Payment”: The meaning specified in Section 11.10(a).
“Erroneous Payment Deficiency Assignment”: The meaning specified in Section
11.10(d).
11.10(d).
11.10(d).
“Erroneous Payment Impacted Class”:The meaning specified in Section
“Erroneous Payment Return Deficiency”:The meaning specified in Section

11.10(e).
“Erroneous Payment Subrogation Rights”:The meaning specified in Section
“Event of Default”: The meaning specified in Section 9.1.
“Excepted Persons”: The meaning specified in Section 12.13(a).
“Excess Concentration Amount”: As of any date of determination (and after giving effect to all Eligible Loans to be purchased or sold by the Borrower on such date), the
Dollar Equivalent of the sum of the following amounts (without duplication):
(a)with respect to each Eligible Loan that is a (x) First Lien Last Out Loan,
(y) First Lien Loan with respect to which the applicable Obligor has EBITDA of less than $10,000,000 or (z) PIK Loan (excluding any Permitted Partial PIK Loan), the excess, if any, of (I) the Adjusted Borrowing Value of such Eligible Loan, minus (II) the
Adjusted Borrowing Value of the Eligible Loan (other than an Eligible Loan that is of the type referred to in clauses (x), (y) or (z) above) in the Collateral with the third highest
Adjusted Borrowing Value;
(b)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those
Eligible Loans that are obligations of the three (3) Obligors with the largest Obligor
Exposure included in the Collateral minus (ii) the greater of (A) $26,750,000 and (B)
7.50% of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(c)except with respect to the Loans described in clause (b) above, the excess, if any, of (i) the aggregate Adjusted Borrowing Value of all Eligible Loans of any single
Obligor and its Affiliates minus (ii) the greater of (A) $17,750,000 and (B) 5.00% of the
Adjusted Borrowing Value of all Eligible Loans included in the Collateral;
(d)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those
Eligible Loans with Obligors in any single GICS Industry Classification (as determined by the Collateral Manager in good faith in accordance with the Collateral Manager
Standard) minus (ii) (A) with respect to the GICS Industry Classification representing the highest concentration of the Eligible Loans (determined by reference to Adjusted
Borrowing Value), the greater of (1) $62,500,000 and (2) 17.50% of the Adjusted
Borrowing Value of all Eligible Loans included in the Collateral (or, if the largest industry is Healthcare Providers & Services, $125,000,000 and 35.00%); (B) with respect to the GICS Industry Classifications representing the second highest concentration of the
Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1)
$53,500,000 and (2) 15.00% of the Adjusted Borrowing Value of all Eligible Loans
included in the Collateral; (C) with respect to the GICS Industry Classifications representing the third highest concentration of the Eligible Loans (determined by reference to Adjusted Borrowing Value), the greater of (1) $44,750,000 and (2) 12.50%
of the Adjusted Borrowing Value of all Eligible Loans included in the Collateral; and (D)
with respect to the GICS Industry Classifications other than those covered in clauses (A),
(B) and (C) hereof, the greater of (1) $35,750,000 and (2) 10.00% of the Adjusted
Borrowing Value of all Eligible Loans included in the Collateral;

(e)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those
Eligible Loans with underlying Obligors with EBITDA less than $10,000,000 minus (ii)
the greater of (A) $125,000,000 and (B) 35.00% of the Adjusted Borrowing Value of all
Eligible Loans included in the Collateral;
(f)the excess, if any, of (i) the aggregate commitments of those Eligible
Loans that are Revolving Loans and the unfunded portion of Delayed Draw Loans minus
(ii) the greater of (A) $35,750,000 and (B) 10.00% of the aggregate Adjusted Borrowing
Value of all Eligible Loans included in the Collateral;
(g)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those
Eligible Loans that have remaining maturities greater than six (6) years minus (ii) the greater of (A) $35,750,000 and (B) 10.00% of the Adjusted Borrowing Value of all
Eligible Loans included in the Collateral;
(h)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those
Eligible Loans that are payable in Approved Foreign Currency minus (ii) the greater of
(A) $17,750,000 and (B) 5.00% of the Adjusted Borrowing Value of all Eligible Loans
included in the Collateral;
(i)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those
Eligible Loans to Obligors domiciled in Canada minus (ii) the greater of (A) $17,750,000 and (B) 5.00% of the Adjusted Borrowing Value of all Eligible Loans included in the
Collateral;
(j)the excess, if any, of (x) the aggregate Adjusted Borrowing Value of those
Eligible Loans that are obligations of Tier 3 Obligors (measured at the time such Eligible
Loans are first included in the Collateral) minus (y) the greater of (A) $71,500,000 and
(B) 20.00% of the Adjusted Borrowing Value of all Eligible Loans included in the
Collateral; provided, that any excess pursuant to this clause (j) shall be reduced by the product of such excess multiplied by the applicable Excess Tier 3 Administrative Agent
Assigned Value, if any;
(k)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those
Eligible Loans that are First Lien Last Out Loans minus (ii) the greater of (A)
$35,750,000 and (B) 10.00% of the Adjusted Borrowing Value of all Eligible Loans
included in the Collateral;
(l)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those
Eligible Loans that are PIK Loans (other than Permitted Partial PIK Loans) minus (ii) the greater of (A) $35,750,000 and (B) 10.00% of the Adjusted Borrowing Value of all
Eligible Loans included in the Collateral; and
(m)the excess, if any, of (i) the aggregate Adjusted Borrowing Value of those
Eligible Loans that are Fixed Rate Loans minus (ii) the greater of (A) $35,750,000 and
(B) 10.00% of the Adjusted Borrowing Value of all Eligible Loans included in the
Collateral;

provided that, (x) during the Revolving Period, in connection with any increase or decrease in the Facility Amount, each of the Dollar amounts in the foregoing clauses (b) through
(m) shall automatically (and without any further amendment) be increased or decreased, as applicable, in proportion to the amount of such increase or decrease in the Facility Amount, and
(y) on and after the Revolving Period End Date, notwithstanding any change in the Facility
Amount following such date, the Dollar amounts in the foregoing clauses (b) through (m), as adjusted pursuant to clause (x), shall remain unchanged from such amounts as in effect on the
Revolving Period End Date.
“Excess Tier 3 Administrative Agent Assigned Value”: With respect to any Loan
(or any portion thereof) to a Tier 3 Obligor, the value (expressed as a percentage of par) of such
Loan (or portion thereof) as determined by the Administrative Agent in its sole discretion on each Measurement Date for the aggregate amount that exceeds the greater of (A) $71,250,000 and (B) 20.00% of the Adjusted Borrowing Value of all Eligible Loans.
“Exchange Act”: The United States Securities Exchange Act of 1934, as
amended, and the rules and regulations promulgated thereunder.
“Excluded Amounts”: Any amount received in the Collection Account with respect to any Loan included as part of the Collateral, which amount (x) was not originally paid using Collections and (y) is attributable to (i) the reimbursement by the related Obligor of payment by the Borrower or the Transferor of any Tax, fee or other charge imposed by any
Governmental Authority on such Loan or on any Underlying Assets, (ii) the reimbursement by the related Obligor of payment by the Borrower or the Transferor of other out-of-pocket expenses, (iii) any payments or reimbursements related to indemnification obligations, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Loans which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments, (v) any amount deposited into the Collection
Account in error, provided, except with respect to the amounts described in clause (v) of this definition, that such amounts shall be Excluded Amounts only to the extent that such amounts
(x) are in excess of the principal and interest then due in respect of such Loan, and (y) were required to be paid by the related Obligor pursuant to a specific provision of the Underlying
Instruments with respect to such Loan.
“Excluded Taxes”: Any of the following Taxes imposed on or with respect to a
Secured Party or required to be withheld or deducted from a payment to a Secured Party, (a)
Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Secured Party being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan Advance or Commitment pursuant to a law in effect on the date on which (x) such Lender acquires such interest in a Loan Advance or Commitment
(other than pursuant to an assignment request by the Borrower under Section 2.17) or (y) such
Lender changes its lending office, except in each case to the extent that, pursuant to Section

2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Secured Party’s failure to comply with
Section 2.13(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Exposure Amount Shortfall”: The meaning specified in Section 2.2(f).
“Extended Delivery Date”: The meaning specified in clause (d) of the definition of “Value Adjustment Event”.
“Facility Amount”:  As of any date, an amount equal to the lesser of (a)
$500,000,000 and (b) the aggregate principal amount of the Commitments provided by the
Administrative Agent and the Lenders as of such date; provided that the Facility Amount may be increased pursuant to Section 2.18 or decreased pursuant to Section 2.3(c); provided that, the
Facility Amount may not be increased without the written consent of the Borrower, the
Administrative Agent and each Lender increasing its Commitment; and provided, further, that on or after the earlier to occur of the Revolving Period End Date or the Termination Date, the
Facility Amount shall mean the Advances Outstanding.
“FATCA”: Sections 1471 through 1474 of the Code, as in effect on the Effective
Date (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof (including any Revenue Rulings, Revenue
Procedure, Notice or similar guidance issued by the IRS thereunder as a precondition to relief or exemption from Taxes under such provisions) and any agreements entered into pursuant to
Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention between the United
States and another jurisdiction facilitating the implementation thereof (or any law, regulation or official interpretation implementing such Sections of the Code).
“FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto.
“Federal Funds Rate”:  For any period, the greater of (a) 0.00% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business
Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.
“Fee Letter”: Individually and collectively, (i) that certain Fee Letter, dated as of the Effective Date, between the Administrative Agent and the Borrower and (ii) each additional
Fee Letter executed between any Lender and the Borrower, in each case, as amended, modified, waived, supplemented, restated or replaced from time to time.
“Finance Lease”: Any transaction in which the obligations of a lessee to pay rent or other amounts under a lease are on a triple net basis and are required to be classified and accounted for as a capital lease on the balance sheet of such lessee under GAAP. A Finance

Lease shall not include obligations structured to comply with foreign law or religious restrictions, including, but not limited to, Islamic Shari’ah.
“Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC.
“Financial Covenant”:  With respect to any Person, any covenant (or other provision having similar effect) requiring that such Person maintain at specified times (a) a maximum total leverage, maximum senior leverage, maximum first lien leverage, minimum fixed charge coverage, minimum debt service coverage, minimum EBITDA, or (b) another customary financial covenant approved by the Administrative Agent in its reasonable discretion.
“Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling equity or preferred equity investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person.
“First Amendment Effective Date”: August 9, 2024.
“First Lien Last Out Loan”: A Loan that would otherwise be a First Lien Loan except that at any time prior to and/or after an event of default under the related Underlying
Instruments of the related Obligor, any portion of such Loan will be repaid after one or more loans (or class of loans) issued by the same Obligor (but which loan(s) or class of loans are not a
Permitted Pari Passu Revolving Loan or Permitted Working Capital Facility) have been paid in full in accordance with a specific waterfall of payments or other priority of payments (including any Priority Revolving Loan); provided that the Administrative Agent may, in its sole discretion, designate an Eligible Loan that would otherwise constitute a First Lien Last Out Loan as a First
Lien Loan.
“First Lien Loan”: A Loan (i) that is secured by a valid first priority perfected security interest or lien in, to or on substantially all of the assets of the Obligor under such Loan in all appropriate jurisdictions, subject to purchase money Liens, customary Liens for taxes or regulatory charges not then due and payable, Liens accorded priority by law in favor of the
United States or any State or agency, and other permitted Liens under the related Underlying
Instruments that are reasonable and customary for similar loans, (ii) for which the Collateral
Manager determines in good faith that the enterprise value of the related Obligor or the value of the collateral securing the Loan (each as determined by the Collateral Manager) on the date such
Loan is first included as part of the Collateral or on the date that any Value Adjustment Event occurs equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral, (iii) is not (and is not expressly permitted by its terms to become) subordinate in right of payment to, any other obligation for borrowed money of such Obligor, and (iv) that is not secured solely or primarily by the Capital Stock of its Obligor or any of such Obligor’s
Affiliates; provided, that, a First Lien Loan may include a Loan to an Obligor that also has a
Permitted Pari Passu Revolving Loan or a Permitted Working Capital Facility. For the
avoidance of doubt, a First Lien Last Out Loan shall not constitute a First Lien Loan unless the

Administrative Agent, in its sole discretion, designates such Eligible Loan that would otherwise constitute a First Lien Last Out Loan as a First Lien Loan.
“Fitch”: Fitch, Inc. or any successor thereto.
“Fixed Rate Loan”: Any Loan that bears a fixed rate of interest.
“Floor”: A rate of interest equal to 0.0%.
“Foreign Lender”: A Lender that is not a U.S. Tax Person.
“Fund”: ~~AG~~TPG Twin Brook Capital Income Fund.
“Funding Date”: In the case of any Loan Advance or Swingline Advance, the proposed Business Day on which a Loan Advance or Swingline Advance is to be made after the receipt by the Administrative Agent, the Collateral Custodian and Lenders of a Funding Notice,
subject to the required notice provisions of and together with the other required deliveries in accordance with Section 2.2.
“Funding Notice”: A notice in the form of Exhibit A-1 requesting a Loan
Advance, including the items required by Section 2.2.
“GAAP”: Generally accepted accounting principles as in effect from time to time in the United States.
“General Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to the
Administrative Agent in its sole discretion) entitled “General Collection Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the
Secured Parties.
“General Intangible”:The meaning specified in Section 9-102(a)(42) of the
UCC.
“GICS Industry Classification”: The industry classifications set forth in Schedule
V hereto, as such industry classifications shall be updated with the consent of the Borrower, the
Administrative Agent and the Required Lenders if MSCI Inc. publishes revised industry classifications.
“Governing Documents”: (a) With respect to any corporation or company, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction) or the memorandum and articles of association, (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).
“Guarantee Obligation”: As to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”)
of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii)
to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, that the term “Guarantee Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The terms “Guarantee” and “Guaranteed” used as a verb shall have a correlative meaning. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.
“Highest Required Investment Category”: (i) With respect to ratings assigned by
Moody’s, “Aa2” or “P-1” for one (1) month instruments, “Aa2” and “P-1” for three (3) month instruments, “Aa3” and “P-1” for six (6) month instruments and “Aa2” and “P-1” for instruments with a term in excess of six (6) months, (ii) with respect to rating assigned by S&P,
“A-1” for short-term instruments and “A” for long-term instruments, and (iii) with respect to rating assigned by Fitch (if such investment is rated by Fitch), “F-1+” for short-term instruments and “AAA” for long-term instruments.
“Increased Commitment”: The meaning specified in Section 2.18.

“Increased Costs”: Any amounts required to be paid by the Borrower to the
Administrative Agent or any Lender pursuant to Section 2.12.
“Indebtedness”: With respect to any Person at any date without duplication, (a)
all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of Property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person, (d) all liabilities secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all indebtedness of such Person under any swap, hedge or other similar transaction and (f) all
Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses
(a) through (e) above. The amount of any Indebtedness under clause (d) shall be equal to the lesser of (A) the stated amount of the relevant obligations and (B) the fair market value of the
Property subject to the relevant Lien. The amount of any Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such
Indebtedness expressly provide that such Person is not liable therefor.
“Indemnified Amounts”: The meaning specified in Section 10.1(a).
“Indemnified Parties”: The meaning specified in Section 10.1(a).
“Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan
Advance and (b) to the extent not otherwise described in clause (a) above, Other Taxes.
“Independent Manager”: The meaning specified in Section 4.1(t)(xxvi).
“Indorsement”: The meaning specified in Section 8-102(a)(11) of the UCC, and
“Indorsed” has a corresponding meaning.
“Insolvency Event”: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction over such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, provisional liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree, order or appointment shall remain unstayed and in effect for a period of sixty (60) consecutive days, (b)
the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (c) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, provisional liquidator, assignee, custodian, trustee,

sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or (d) the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.
“Insolvency Laws”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.
“Insolvency Proceeding”: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event.
“Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC.
“Insurance Policy”: With respect to any Loan, an insurance certificate evidencing insurance covering liability and physical damages to, or loss of, the related Underlying Assets.
“Interest”: For each Accrual Period, the sum of the amounts determined (with respect to each day during such Accrual Period) in accordance with the following formula:
IR x P x 1
D
where:
IR=the Interest Rate applicable on such day;
P=the Advances Outstanding on such day; and
D  =  360 days (or, to the extent the Interest Rate is
calculated using the Base Rate, 365 or 366 days, as
applicable).
provided that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.
“Interest Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to the
Administrative Agent in its sole discretion) entitled “Interest Collection Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the
Secured Parties.
“Interest Collections”: All payments of interest and fees on or received in respect of Loans and Permitted Investments, including (a) any payments of accrued interest received on the sale of Loans or Permitted Investments, (b) all payments of principal (including principal prepayments) on Permitted Investments purchased with the proceeds described in this definition,
(c) origination, agency, structuring, management or other up-front fees, unused line, termination, make whole, prepayment and other fees in respect of the Loans and (d) contributions received by the Borrower, directly or indirectly, from the Fund unless designated as Principal Collections at the time of contribution; provided that Interest Collections shall not include (x) Sale Proceeds representing accrued interest that are applied toward payment for accrued interest on the purchase of a Loan (including in connection with a Substitution) and (y) interest received in respect of a Loan (including in connection with any sale thereof), which interest was purchased with Principal Collections.
“Interest Rate”: ~~The sum of~~ (a) ~~the~~The Benchmark, plus (b) the Applicable
Spread; provided that, upon and during the occurrence of a Disruption Event, “Interest Rate”
shall mean the Base Rate plus the Applicable Spread. Accrued and unpaid interest on Loan
Advances shall be payable on each Payment Date.
“Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans and the acquisition of Equity
Securities otherwise permitted by the terms hereof which are related to such Loans.
“Investment Property”:  The meaning specified in Section 9-102(a)(49) of the
UCC.
“IRS”: The United States Internal Revenue Service.
“Joinder Supplement”:An agreement among the Borrower (if applicable), a
Lender and the Administrative Agent in the form of Exhibit H to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the
Effective Date.
“Lender”: The meaning specified in the Preamble, including collectively, each financial institution (i) listed on Annex B as having Commitments or (ii) which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement and/or an
Assignment and Assumption, as applicable, to the Administrative Agent and the Borrower (and
for purposes of Section 2.12 and Section 2.13 of this Agreement any successor, assignee or participant). For the avoidance of doubt, the Swingline Lender shall constitute a “Lender” with respect to the repayment of Swingline Advances for all purposes hereunder.
“Lien”: Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person.
“Loan”: Any commercial loan or note owned or acquired by the Borrower.
“Loan Advance”: Each funding by the Lenders (including the Swingline Lender)
hereunder (including each advance made for the purpose of funding the Unfunded Exposure
Account pursuant to Section 2.2(f)). The application of amounts on deposit in the Unfunded
Exposure Account to fund a Revolving Loan or Delayed Draw Loan in accordance with Section
2.9(e) shall not be considered a “Loan Advance”.

“Loan Assignment Agreement”: The meaning specified in Section 6.4(e).
“Loan Checklist”: An electronic or hard copy, as applicable, of a checklist delivered by or on behalf of the Borrower to the Collateral Custodian, for each Loan, of all
Required Loan Documents to be included within the respective Loan File, which shall specify whether such document is an original or a copy.
“Loan File”: With respect to each Loan, a file containing (a) each of the Required
Loan Documents with respect to such Loan and (b) duly executed originals and copies of any other relevant records relating to such Loans and the Underlying Assets pertaining thereto, in each case, as set forth on the Loan Checklist.
“Loan List”: That certain list of Loans attached hereto as Schedule II, as such
Schedule shall be deemed to be updated from time to time by reference to the list of Loans set forth on the most recently delivered Borrowing Base Certificate.
“Loan Modification”: Any amendment, restatement, supplement, waiver or other modification to any Underlying Instrument with respect to any Loan.
“Loan Modification Delivery Date”: With respect to any Loan Modification required to be delivered to the Administrative Agent pursuant to Section 6.8(d), the earlier of (x)
thirty (30) days following the effective date of such Loan Modification and (y) the Reporting
Date following the calendar month in which such Loan Modification was given effect.
“Loan Parties”: The Borrower, the Transferor and the Collateral Manager.
“Loan Register”: The meaning specified in Section 5.3(k).
“Margin Stock”: “Margin Stock” as defined under Regulation U.
“Material Adverse Effect”: With respect to any event or circumstance, a material adverse effect on (a) the business, assets, financial condition, operations, performance or properties of the Borrower or the Collateral Manager, both individually or taken as a whole, (b)
the validity, enforceability or collectability of this Agreement or any other Transaction
Document to which the Borrower or the Collateral Manager is a party or the validity, enforceability or collectability of the Loans generally or any material portion of the Loans, (c)
the rights and remedies of the Administrative Agent, the Lenders or the Secured Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) the ability of each of the Borrower or the Collateral Manager to perform its obligations under any
Transaction Document to which it is a party, or (e) the status, existence, perfection, priority or enforceability of the Administrative Agent’s or the other Secured Parties’ lien on any material portion of the Collateral (excluding in any case a decline in the asset value of the Borrower).
“Material Modification”: Any Loan Modification (it being agreed and understood that a release document or similar instrument executed or delivered in connection with a disposition that is otherwise permitted under the Underlying Instrument shall not constitute an amendment or waiver of, or modification or supplement to such Underlying

Instrument) executed or effected on or after the date on which the Borrower acquired such Loan that:
(a)reduces or waives any or all of the principal amount of such Loan;
(b)waives, extends or postpones the final maturity date or any other due date for payment of outstanding amounts of such Loan (other than opportunistic extensions of maturity that in the Administrative Agent’s sole discretion are not resulting from deteriorating credit quality of the Obligor) or otherwise grants relief from any applicable borrowing base requirement under the applicable Underlying Instruments (excluding any change to the borrowing base not resulting from deteriorating credit quality of the
Obligor);
(c)waives one or more interest payments, reduces the amount of cash interest due, or permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan (other than (i) any deferral or capitalization already expressly permitted by the terms of the Underlying Instruments or pursuant to the application of a pricing grid, in each case, as of the date such Loan was acquired by the
Borrower or (ii) in connection with opportunistic extensions of maturity or re-pricings that are not resulting from deteriorating credit quality of the Obligor as certified by the
Collateral Manager); provided that, the waiver of (or election not to impose) default interest shall not in and of itself constitute a Material Modification;
(d)contractually or structurally subordinates such Loan by operation of a priority of payments, turnover provisions or the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than Permitted Liens) on any of the Underlying Assets securing such Loan;
(e)substitutes, alters or releases (other than as expressly permitted by such
Underlying Instruments as of the date such Loan was acquired by the Borrower) the
Underlying Assets securing such Loan, and each such substitution, alteration or release, as determined in the reasonable discretion of the Administrative Agent, materially and adversely affects the value of such Loan; provided, that the foregoing shall not apply to any such release in conjunction with a contemporaneous disposition by the related
Obligor accompanied by a mandatory reinvestment of the applicable net proceeds or mandatory repayment of such Loan with (x) all or (y) a portion of such net proceeds if such Loan (i) has a borrowing base and the effective advance rate to the related Obligor is not increased as a result of such substitution, alteration or release and such reinvestment or repayment, or (ii) does not have a borrowing base and the degree of compliance with each financial covenant of the related Obligor is not decreased as a result of such substitution, alteration or release and such reinvestment or repayment;
(f)amends, waives, forbears, supplements or otherwise modifies in any way the definition of “Net Senior Leverage Ratio”, “Net Total Leverage Ratio”,
“~~Cash~~Obligor Interest Coverage Ratio” or “EBITDA” (or any respective comparable definitions in its Underlying Instruments) or the definition of any component thereof in a manner that, in the reasonable discretion of the Administrative Agent, is materially adverse to the Administrative Agent or any Lender; or
(g)amends, waives, forbears, supplements or otherwise modifies in any way the definition of “permitted lien” or “indebtedness” (or any similar term) or the definition of any component thereof in a manner that the Administrative Agent determines in its reasonable discretion is materially adverse to the Administrative Agent or any Lender.
“Measurement Date”: Each of (i) the Effective Date; (ii) the date of any
Borrower’s Notice; (iii) the date on or immediately prior to each Reinvestment, Discretionary
Sale or Substitution pursuant to Section 2.14 and Section 3.2, as applicable; (iv) each Reporting
Date (provided that in each case that the Reporting Date is the applicable Measurement Date, the calculations reported as of such date shall be made as of the last day of the immediately preceding calendar month) and (v) each other date requested by the Administrative Agent with at least two (2) Business Days advance notice (so long as, unless the Administrative Agent or the
Collateral Manager have knowledge of the occurrence of a Value Adjustment Event in accordance with the definition thereof, there has not otherwise been a Measurement Date within the last five (5) Business Days).
“Minimum Credit Enhancement Amount”: As of any date, an amount equal to the sum of the Adjusted Borrowing Values of all Eligible Loans owing by the four (4) Obligors which have the greatest Obligor Exposure.
“Moody’s”: Moody’s Investors Service, Inc., and any successor thereto.
“Multiemployer Plan”: A “multiemployer plan” as defined in Section 4001(a)(3) of
ERISA that is or was at any time during the current year or the preceding six (6) years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.
“Net Purchased Loan Balance”: As of any date of determination, an amount equal to (a) the aggregate Outstanding Balance of all Loans acquired by the Borrower prior to such date minus (b) the aggregate Outstanding Balance of all Loans (other than Warranty Loans and
Zero Value Assets) received by the Transferor or an Affiliate thereof prior to such date in connection with any Substitution or Discretionary Sale.
“Non-Usage Fee”: A fee payable to the Lenders quarterly in arrears for each day during each Accrual Period during the Revolving Period equal to:
(a)for each day during the first three (3) months following the Effective Date, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) one-half of one percent (0.50%) and (C) the Unused Facility Amount as of each such day; and
(b)thereafter, the sum of the following:
(i)for each day during such Accrual Period that the Advances
Outstanding on such day are less than or equal to the product of twenty-five percent (25.00%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360,
(B) one percent (1.00%) and (C) the Unused Facility Amount as of each such day;
plus
(ii)for each day during such Accrual Period that the Advances
Outstanding on such day are greater than the product of twenty-five percent
(25.00%) multiplied by the Facility Amount on such day, but less than the product of fifty percent (50.00%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B) three-quarters of one percent (0.75%) and (C) the Unused Facility
Amount as of each such day; plus
(iii)for each day during such Accrual Period that the Advances
Outstanding on such day are greater than or equal to the product of fifty percent
(50.00%) multiplied by the Facility Amount on such day, the sum of the products for each such day during such Accrual Period of (A) one divided by 360, (B)
one-half of one percent (0.50%) and (C) the Unused Facility Amount as of each such day.
“Note”: The meaning specified in Section 2.1(a).
“Noteless Loan”: A Loan with respect to which the Underlying Instruments do not require the Obligor to execute and deliver, and the Obligor has not executed and delivered to the Borrower, a promissory note evidencing any indebtedness created under such Loan.
“Notice of Exclusive Control”: The meaning specified in the Account Control
Agreement.
“Obligations”: The unpaid principal amount of, and interest (including interest accruing after the maturity of the Loan Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loan Advances, the Erroneous Payment
Subrogation Rights and all other obligations and liabilities of the Borrower to the Secured
Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with any Transaction
Document, and any other document to which the Borrower is a party made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees and disbursements of counsel to the Administrative Agent, the Collateral Custodian, the Securities Intermediary or to the Lenders
that are required to be paid by the Borrower pursuant to the terms of the Transaction
Documents), or otherwise.
“Obligor”: With respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof (excluding guarantors who are not, and whose assets are not, principally relied on by the Borrower).
For purposes of determining whether any Loan is made to an Eligible Obligor, all Loans included as part of the Collateral or to be transferred to the Collateral, the Obligor of which is an
Affiliate of another Obligor, shall be aggregated with all Loans of such Affiliate Obligor; for example, if Corporation A is an Affiliate of Corporation B, and the sum of the Adjusted
Borrowing Values of all of Corporation A’s Loans included as part of the Collateral constitutes
10.00% of the aggregate Adjusted Borrowing Value for all Loans and the sum of the Adjusted
Borrowing Value of all of Corporation B’s Loans included as part of the Collateral constitutes
10.00% of the aggregate Adjusted Borrowing Value of all Loans, the Obligor concentration for
Corporation A and Corporation B would each be 20.00%.
“Obligor Exposure”: With respect to any Obligor, the aggregate Adjusted
Borrowing Value of all Loans owned by the Borrower in respect of which such Obligor is the related Obligor.
“Obligor Financial Statements”: The meaning specified in clause (d) of the definition of “Value Adjustment Event”.
“Obligor ~~Cash~~ Interest Coverage Ratio”: With respect to any Loan for any
Relevant Test Period, either (a) the meaning of “~~Cash~~ Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “~~Cash~~
Interest Coverage Ratio” or comparable definition, the ratio of (i) the Dollar Equivalent of
EBITDA to (ii) the Dollar Equivalent of Obligor ~~Cash~~ Interest Expense of such Obligor as of the
Relevant Test Period, as calculated by the Collateral Manager (on behalf of the Borrower) in good faith; provided that in calculating “~~Cash~~ Interest Coverage Ratio” under either of clause (a)
or clause (b) above, EBITDA of the applicable Obligor shall in any event be deemed to be no greater than EBITDA of such Obligor as computed in accordance with the definition of
“EBITDA” hereunder; provided, further, that, for the purposes of calculating Obligor ~~Cash~~
Interest Coverage Ratio for any Obligor in any Relevant Test Period in which such Obligor issued or originated Indebtedness, the Obligor ~~Cash~~ Interest Expense resulting from such
Indebtedness shall be annualized based on the period from the date on which such Indebtedness was originated or issued to the last day of such Relevant Test Period.
“Obligor ~~Cash~~ Interest Expense”: With respect to any Obligor for any period, the amount ~~which, in conformity with GAAP, would be set forth opposite the caption~~of “interest expense” ~~or any like caption reflected on the most recent financial statements delivered by such~~
~~Obligor to~~determined by the Collateral Manager (on behalf of the Borrower ~~for such period.~~
~~“Obligor Exposure”: With respect to any Obligor, the aggregate Adjusted~~
~~Borrowing Value of all Loans owned by the Borrower in respect of which such Obligor is the~~
~~related Obligor.~~
~~“Obligor Financial Statements”: The meaning specified in clause (d) of the~~
~~definition of “Value Adjustment Event”~~) in good faith.
“Obligor Net Senior Leverage Ratio”: With respect to any Loan for any Relevant
Test Period, either (a) the meaning of “Net Senior Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Net Senior Leverage
Ratio” or comparable definition, the ratio of (i) the Dollar Equivalent of the outstanding “senior indebtedness” (as defined in the Underlying Instruments or comparable definition thereof, including such Loan) of the applicable Obligor as of the date of determination, excluding any junior indebtedness and any unsecured indebtedness of such Obligor or non-recourse indebtedness of such Obligor secured solely by the real property and related improvements and fixtures of such Obligor as of such date, minus the Unrestricted Cash of such Obligor as of such date to (ii) the Dollar Equivalent of EBITDA of such Obligor with respect to the applicable
Relevant Test Period, as calculated by the Collateral Manager in good faith; provided that in calculating “Obligor Net Senior Leverage Ratio” under either of clause (a) or clause (b) above,
EBITDA of the applicable Obligor shall in any event be deemed to be no greater than EBITDA of such Obligor as computed in accordance with the definition of “EBITDA” hereunder.
“Obligor Net Total Leverage Ratio”: With respect to any Loan for any Relevant
Test Period, either (a) the meaning of “Net Total Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Net Total Leverage
Ratio” or comparable definition, the ratio of (i) the Dollar Equivalent of the outstanding “total indebtedness” (as defined in the Underlying Instruments or comparable definition thereof, including such Loan) of the applicable Obligor as of the date of determination, minus the Dollar
Equivalent of Unrestricted Cash of such Obligor as of such date to (ii) the Dollar Equivalent of
EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Collateral Manager in good faith; provided that in calculating “Obligor Net Total Leverage
Ratio” under either of clause (a) or clause (b) above, EBITDA of the applicable Obligor shall in any event be deemed to be no greater than EBITDA of such Obligor as computed in accordance with the definition of “EBITDA” hereunder.
“OFAC”: The meaning specified in the definition of “Eligible Obligor”.
“Officer’s Certificate”:  A certificate signed by a Responsible Officer of the
Person providing the applicable certification, as the case may be.
“Opinion of Counsel”: A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its reasonable discretion, provided that Winston &
Strawn LLP shall be an acceptable counsel for purposes of delivering any Opinion of Counsel hereunder.
“Original Obligor ~~Cash~~ Interest Coverage Ratio”: With respect to any Loan, the
Obligor ~~Cash~~ Interest Coverage Ratio for such Loan on the date such Loan (i) was first included as part of the Collateral or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value”
after the occurrence of a Value Adjustment Event, as set forth in the applicable Assigned Value
Notice with respect to such Loan.
“Original Obligor Net Senior Leverage Ratio”: With respect to any Loan, the
Obligor Net Senior Leverage Ratio for such Loan on the date such Loan (i) was first included as part of the Collateral or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” after the occurrence of a Value Adjustment Event, as set forth in the applicable Assigned Value
Notice with respect to such Loan.
“Original Obligor Net Total Leverage Ratio”: With respect to any Loan, the
Obligor Net Total Leverage Ratio for such Loan on the date such Loan (i) was first included as part of the Collateral or (ii) if applicable, was most recently assigned a new Assigned Value by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” after the occurrence of a Value Adjustment Event, as set forth in the applicable Assigned Value
Notice with respect to such Loan.
“Other Connection Taxes”: With respect to any Secured Party, Taxes imposed as a result of a present or former connection between such Secured Party and the jurisdiction imposing such Tax (other than connections arising from such Secured Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Loan Advance, Commitment or
Transaction Document).
“Other Taxes”: All present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Advance, except any such Taxes that are
Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17(b)).
“Outstanding Balance”: With respect to any Loan as of any date of determination, the Dollar Equivalent of the outstanding principal balance of any advances or funded loans made by the Borrower to the related Obligor pursuant to the related Underlying
Instruments as of such date of determination (exclusive of any interest and PIK Interest).
“Partial PIK Loan”: Any Loan that requires the Obligor to pay only a portion of the accrued and unpaid interest in Cash on a current basis, the remainder of which is or can be deferred and paid at a later date. For the avoidance of doubt, Permitted Partial PIK Loans shall constitute “Partial PIK Loans” hereunder.
“Participant Register”: The meaning specified in Section 12.16(b).
“Participation Interest”: A participation interest in a loan or other obligation that would, at the time of acquisition by the Borrower or the Borrower’s commitment to acquire the same, constitute a Loan.
“Payment Date”: (x) The twentieth (20th) day of each April, July, October and
January, or, if such day is not a Business Day, the next succeeding Business Day, commencing
January 20, 2023 and (y) the Termination Date.
“Payment Date Report”: A certificate setting forth, among other things, a calculation of Availability, the aggregate outstanding principal balance of the Loan Advances,

the Aggregate Unfunded Exposure Amount, the Borrowing Base, the application of payments to be made on the next Payment Date pursuant to Section 2.7 or 2.8 hereof (as applicable), the currency calculations set forth in Section 5.1(q), a calculation of the financial covenants set forth in Section 5.2(n) hereof, in the form of Exhibit A-6, prepared by the Collateral Manager and certifications regarding Available Capital.
“Payment Duties”: The meaning specified in Section 7.2(b)(iii).
“Payment Recipient”: The meaning specified in Section 11.10(a).
“Pension Plan”: The meaning specified in Section 4.1(w).
“Permitted Investments”: Negotiable instruments or securities or other investments that (i) except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve
Bank in favor of depository institutions eligible to have an account with such Federal Reserve
Bank who hold such investments on behalf of their customers, (ii) as of any date of determination, mature by their terms on or prior to the Business Day preceding the next Payment
Date unless such Permitted Investments are issued by the Collateral Custodian in its capacity as a banking institution, in which event such Permitted Investments may mature on such Payment
Date, (iii) are in the form of and are treated as indebtedness of the related Obligor for U.S.
federal income tax purposes and are not a United States real property interest as defined under section 897 of the Code, (iv) are not subject to any withholding tax unless the Obligor thereon is required under the terms of the related Underlying Instrument to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis, and (v) evidence:
(a)direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States);
(b)demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Borrower’s investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest
Required Investment Category granted by such Rating Agency;
(c)commercial paper, or other short term obligations, having, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating in the
Highest Required Investment Category granted by each Rating Agency;
(d)demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody’s and S&P of “P-1” and “A-1”, respectively, and if rated by Fitch, from Fitch of “F-1+”;
(e)notes that are payable on demand or bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;
(f)investments in taxable money market funds or other regulated investment companies having, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from at least two
Rating Agencies and from each Rating Agency that rates such investments;
(g)time deposits (having maturities of not more than ninety (90) days) by an entity the commercial paper of which has, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment
Category granted by each Rating Agency; or
(h)Eligible Repurchase Obligations with a rating acceptable to the Rating
Agencies, which in the case of S&P and Moody’s, shall be “A-1” and in the case of Fitch shall be “F-1+”.
The Collateral Custodian or the Administrative Agent may, pursuant to the direction of the Collateral Manager or the Administrative Agent, as applicable, purchase or sell to itself or an Affiliate, as principal or agent, the Permitted Investments described above.
Permitted Investments may include those investments in which the Collateral Custodian or any of its affiliates provides services and receives reasonable compensation.
“Permitted Liens”: Any of the following: (a) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with
GAAP have been provided on the books of such Person, in each case as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced,
(b) Liens imposed by law, such as materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith, in each case as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced, (c) with respect to any Underlying Assets, Liens permitted under the related Underlying Instruments, (d) as to agented Loans, Liens in favor of the agent on behalf of all of the lenders with respect to such Loan, (e) Liens granted pursuant to or by the Transaction
Documents, (f) Liens in favor of the Collateral Custodian and permitted under the Account
Control Agreement and (g) restrictions on transfer with respect to any Loan, subject to customary qualifications for instruments similar to such Loan (including consent of the relevant agent or Obligor) or Equity Security, either imposed by law or, solely with respect to any Equity
Security, contained in the related Underlying Instruments.
“Permitted Pari Passu Revolving Loan”: Any revolving lending facility associated with a First Lien Loan or a First Lien Last Out Loan that is incurred by the same
Obligor (i) that is secured by a pari passu lien on the assets securing such First Lien Loan or such First Lien Last Out Loan, and (ii) for which the payment priority is pari passu with such
First Lien Loan or such First Lien Last Out Loan at all times prior to and/or after an event of default under the related Underlying Instruments of the related Obligor.
“Permitted Partial PIK Loan”: Any Partial PIK Loan with respect to which the portion of accrued and unpaid interest thereon that is required to be paid in Cash at all times on a current basis pursuant to the terms of the related Underlying Instruments is at an interest rate of,
(i) if such Loan is subject to a floating rate, not less than the sum of the Benchmark (or, so long as the Benchmark is determined based on SOFR, any other benchmark rate determined based on
SOFR) plus the Applicable Spread plus 0.50% or (ii) if such Loan is subject to a fixed rate, not less than 6.00%.
“Permitted Working Capital Facility”: Any revolving lending facility associated with a First Lien Loan or a First Lien Last Out Loan that is incurred by the same Obligor (i) that is secured by all or a portion of the current assets of the related Obligor and otherwise unsecured or has a security interest with respect to the other assets of the related Obligor that is pari passu with or junior to the lien securing such First Lien Loan or such First Lien Last Out Loan and (ii)
has an aggregate commitment that is equal to not more than the applicable Obligor’s EBITDA
(as determined ~~at~~as of the most recent of (x) the time of acquisition by the Borrower, and (y)
the date of any increase to, reclassification of, or other transaction impacting the lien or payment priority of, the commitments under, or incurrence of any additional, any
Permitted Pari Passu Revolving Loan or Permitted Working Capital Facility by the
applicable Obligor).
“Person”: An individual, partnership, corporation, limited liability company, joint stock company, trust (including a statutory or business trust), unincorporated association, sole proprietorship, joint venture, government (or any agency, instrumentality or political subdivision thereof), estate, company, limited liability partnership, nonprofit corporation, group, sector, territory or other entity or organization.
“PIK Interest”: Interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues, provided, that the interest of any Loan that is paid with the proceeds of a permitted drawing on a Revolving Loan shall not constitute PIK
Interest.
“PIK Loan”: A Loan that by its terms permits the deferral or capitalization of payment of accrued and unpaid interest. For the avoidance of doubt, Partial PIK Loans and
Permitted Partial PIK Loans shall constitute “PIK Loans” hereunder.
“Plan Asset Rules”: The regulations issued by the United States Department of
Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of
Federal Regulations or any successor regulations, as modified by Section 3(42) of ERISA, and the rules and regulations thereunder.
“Platform”: Any electronic system, including Intralinks®, ClearPar® and any other internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any of their respective Related Parties or any other
Person, providing for access to data protected by passcodes or other security system.
“Pledge Agreement”: The Pledge Agreement, dated as of the Effective Date, made by the Transferor in favor of the Administrative Agent, for the benefit of itself and the
Lenders, pledging all of the equity interests of the Borrower, as amended, modified, waived, supplemented, restated or replaced from time to time.
“Principal Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to the
Administrative Agent in its sole discretion) entitled “Principal Collection Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the
Secured Parties.
“Principal Collections”: (a) All Collections received by the Borrower or the
Collateral Custodian that are not Interest Collections or Excluded Amounts to the extent received in cash by or on behalf of the Borrower or the Collateral Custodian and (b) any amount deposited by the Borrower (or the Fund, the Collateral Manager or the Transferor on its behalf)
in accordance with Section 2.6(i) or 2.9(e)(i); provided that, for the avoidance of doubt,
“Principal Collections” shall not include amounts on deposit in the Unfunded Exposure Account or amounts withdrawn pursuant to Section 2.14(a) once such amounts have been applied as set forth therein.
“Priority Revolving Loan”: Any revolving lending facility associated with a First
Lien Loan or First Lien Last Out Loan that is incurred by the same Obligor (i) that is secured by a pari passu lien on the assets securing such First Lien Loan or First Lien Last Out Loan, (ii) and which is prior in right of payment to such First Lien Loan or First Lien Last Out Loan.
“Pro Rata Share”: With respect to a Lender, the percentage obtained by dividing the Commitment of such Lender (as determined pursuant to the definition of Commitment) by the aggregate Commitments of all the Lenders (as determined pursuant to the definition of
Commitment).
“Proceeds”: With respect to any Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral, net of all out-of-pocket expenses incurred in connection with any such collection, sale, liquidation, foreclosure, exchange or disposal.
“Property”: Any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Capital Stock.
“Public Lender”: The meaning specified in Section 12.2(d).
“Purchase Price”: With respect to any Loan, an amount (expressed as a percentage of par) equal to (i) the purchase price (or, if different principal amounts of such Loan were purchased at different purchase prices, the weighted average of such purchase prices) paid by the Transferor or the Borrower (as applicable) for such Loan (exclusive of any interest, PIK
Interest and original issue discount) divided by (ii) the principal balance of the portion of such
Loan purchased by the Borrower outstanding as of the date of such purchase (exclusive of any interest, PIK Interest and original issue discount); provided, that the Purchase Price of any Loan determined to be equal to or greater than ninety-five percent (95.0%) in accordance with the foregoing calculation shall be deemed to be one hundred percent (100.0%).
“QFC”: The meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“Qualified Institution”: A depository institution or trust company organized under the laws of the United States or any one of the States thereof or the District of Columbia
(or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by
Moody’s, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of
“A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (c)
is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the FDIC.
“Rating Agencies”: Each of S&P, Fitch and Moody’s.
“Reference Time”: With respect to any setting of the then-current Benchmark
(other than Daily Simple SOFR), means the time determined by the Administrative Agent in accordance with the Benchmark Replacement Conforming Changes.
“Register”: The meaning specified in Section 12.16(b).
“Registered”: With respect to any registration-required obligation within the meaning of Section 163(f)(2) of the Code, a debt obligation that is in registered form within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations.
“Regulation U”: Regulation U of the Board of Governors of the Federal Reserve
System, 12 C.F.R. §221, or any successor regulation.
“Reinvestment”: The meaning specified in Section 2.14(a)(i).
“Reinvestment Notice”: Each notice required to be delivered by the Borrower in respect of any Reinvestment of Principal Collections pursuant to Section 3.2(b) in the form of
Exhibit A-3.
“Related Parties”: With respect to any Person, such Person’s Affiliates and the partners, directors, officers, managers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Release Date”: The meaning specified in Section 2.14(d).

“Relevant Governmental Body”: The Board of Governors of the Federal Reserve
System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank
of New York, or any successor thereto.
“Relevant Test Period”: With respect to any Loan, the relevant test period for the calculation of Obligor Net Senior Leverage Ratio, Obligor Net Total Leverage Ratio or Obligor
~~Cash~~ Interest Coverage Ratio, as applicable, for such Loan in accordance with the related
Underlying Instruments or, if no such period is provided for therein, (i) for Obligors delivering monthly financing statements, each period of the last twelve (12) consecutive reported calendar months, and (ii) for Obligors delivering quarterly financing statements, each period of the last four (4) consecutive reported fiscal quarters of the principal Obligor on such Loan; provided that with respect to any Loan for which the relevant test period is not provided for in the related
Underlying Instruments, if an Obligor is a newly-formed entity as to which twelve (12)
consecutive calendar months have not yet elapsed, “Relevant Test Period” shall initially include the period from the date of formation of such Obligor to the most recently ended month or fiscal quarter (as the case may be), with applicable amounts in such period annualized for purposes of such calculations, and shall subsequently include each period of the last twelve (12) consecutive reported calendar months or four (4) consecutive reported fiscal quarters (as the case may be) of such Obligor.
“Repayment Notice”: Each notice required to be delivered by the Borrower in respect of any repayment of Advances Outstanding, in the form of Exhibit A-2.
“Replacement Collateral Manager”: The meaning specified in Section 6.11(a).
“Replacement Collateral Manager Fee”:  The fee payable to the
Replacement Collateral Manager or any successor Collateral Manager on each Payment Date in arrears in respect of each Accrual Period after the resignation or removal of AGTB Fund
Manager, LLC (or any other Affiliate of any Loan Party) as Collateral Manager hereunder, which fee shall be an amount equal to (A) (i) the sum of the Assigned Value of all Eligible
Loans owned by the Borrower on each day of such Accrual Period divided by (ii) the number of days in such Accrual Period multiplied by (B) a rate equal to one half percent (0.50%) per annum; provided, however, that the Replacement Collateral Manager shall be entitled to receive payment for such greater amount as agreed between the Replacement Collateral Manager and the Administrative Agent (as determined in good faith based on, among other things, the market conditions at such time) and shall not, in any event, exceed two percent (2.00%) per annum.
“Reportable Event”: A reportable event within the meaning of Section 4043 of
ERISA, other than those events as to which the thirty (30) day notice period referred to in
Section 4043(c) of ERISA has been waived.
“Reporting Date”: The twentieth (20th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, with the first Reporting Date occurring on January 20, 2023, or with respect to any month in which a Payment Date Report is required to be delivered, the day in such month on which such Payment Date Report is required to be delivered pursuant to Section 5.1(q)(i).
“Required Funding Amount”: If (i) (A) no Event of Default has occurred and is continuing, and (B) the Revolving Period End Date has not occurred, in each case as of the date of determination and after giving effect to any withdrawal from the Unfunded Exposure Account on such date of determination, the Unfunded Exposure Equity Amount, and (ii) (A) an Event of
Default has occurred and is continuing, or (B) the Revolving Period End Date has occurred, in either case as of the date of determination and after giving effect to any withdrawal from the
Unfunded Exposure Account on such date of determination, the Unfunded Exposure Amount.
“Required Lenders”: (a) The Administrative Agent and (b) the Lenders
representing an aggregate of more than 50.00% of (i) prior to the earlier to occur of the
Revolving Period End Date or the Termination Date, the aggregate Commitments of the Lenders then in effect and (ii) thereafter, the Advances Outstanding; provided; that (A) if two (2) or more
Lenders each represent 20.00% or more of (i) prior to the earlier to occur of the Revolving
Period End Date or the Termination Date, the aggregate Commitments of the Lenders then in effect and (ii) thereafter, the Advances Outstanding, then “Required Lenders” shall also include at least two (2) such Lenders, and (B) the Commitment of, and the portion of any Advances
Outstanding, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. For purposes of determining the number of Lenders pursuant to this definition, groups of Lenders that are Affiliates shall be treated as one (1) Lender.
“Required Loan Documents”: For each Loan, originals or where indicated, copies (including electronic copies) of the following documents or instruments:
(a)(i) other than in the case of a Noteless Loan, (x) the original or, if accompanied by an original “lost note” affidavit and indemnity, a copy of, the underlying promissory note, endorsed by the Borrower (that may be in the form of an allonge or note power attached thereto) either in blank or to the Administrative Agent as required under the related Underlying Instruments (and evidencing an unbroken chain of endorsements from each prior holder thereof evidenced in the chain of endorsements either in blank or to the Administrative Agent), with any endorsement to the Administrative Agent to be in the following form: “Ally Bank, as the Administrative Agent for the Secured Parties”,
and (y) a copy of each duly executed transfer document or instrument relating to such
Loan (including, until the settlement date specified therein, a commercially standard loan trade ticket that obligates the Borrower to settle the purchase of such Loan on a specific date) evidencing the assignment of such Loan to the Borrower, or (ii) in the case of a
Noteless Loan a copy of each duly executed transfer document or instrument relating to such Noteless Loan evidencing the assignment of such Noteless Loan to the Borrower;
(b)originals or copies (including electronic copies) of each of the following
(i) to the extent applicable to the related Loan; any related duly executed loan agreement, credit agreement, security agreement, subordination agreement and intercreditor agreement or similar instruments and (ii) to the extent applicable to the related Loan and only to the extent such document is in the possession of the Borrower, any duly executed sale and servicing or collateral management agreement or guarantee, in each case together with any amendment or modification thereto; and
(c)with respect to any Loan originated by the Transferor and with respect to which the Transferor or an Affiliate thereof acts as the administrative agent (or in a comparable capacity), either (i) copies of the UCC-1 financing statements, if any, and any related continuation statements, each showing the Obligor as debtor and the
Transferor or the relevant agent thereunder as secured party and each with evidence of filing thereon, or (ii) copies (including electronic copies) of any such financing statements in instances where the original financing statements have been sent to the appropriate public filing office for filing.
“Required Reports”: Collectively, the compliance certificate, in the form of
Exhibit F hereto, the Borrowing Base Certificate, the Payment Date Report, financial statements of the Fund required to be delivered under the Transaction Documents (including pursuant to
Section 5.1(s) hereof), the annual statements as to compliance and the annual independent public accountant’s report (including pursuant to Section 5.1(t)(iv)).
“Responsible Officer”: With respect to (i) the Borrower, any duly authorized officer of the Borrower, certified as such pursuant to an executed incumbency certificate delivered to the Administrative Agent, in the form of Exhibit A-5 hereto, and (ii) any other
Person, any Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any duly authorized officer of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.
“Restricted Payment”: (i) Any dividend or other distribution, direct or indirect, on account of any class of equity interests of the Borrower now or hereafter outstanding, except a dividend paid solely in interests of that class of equity interests or in any junior class of equity interests of the Borrower; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of equity interests of the
Borrower now or hereafter outstanding; and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests of the Borrower now or hereafter outstanding.
“Review Criteria”: The meaning specified in Section 7.2(b)(ix).
“Review Period”: The meaning specified in Section 7.2(b)(ix).
“Revolving Loan”: Any Loan (other than a Delayed Draw Loan) that is a senior secured obligation (including funded and unfunded portions of revolving credit lines, unfunded commitments under specific facilities, letter of credit facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower and which provides that such borrowed money may be repaid and reborrowed from time to time; provided that any such Loan will be a Revolving Loan only until all commitments by the Borrower to make advances to the
Obligor thereof expire, are terminated, or are irrevocably reduced to zero.

“Revolving Period”: The period commencing on the Effective Date and ending on the day preceding the earlier to occur of the Revolving Period End Date or the Termination
Date.
“Revolving Period End Date”: The earliest to occur of (a) the Scheduled
Revolving Period End Date and (b) the date of the declaration of the Revolving Period End Date pursuant to Section 9.2(a).
“S&P”: S&P Global Ratings (or its successors in interest).
“Sale Agreement”: The sale and contribution agreement, dated as of the Effective
Date, between the Transferor and the Borrower, as amended, modified, waived, supplemented, restated or replaced from time to time.
“Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Borrower, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale.
“Sanctioned Person”: Any Person, group, sector, territory or country that is the subject or target of any Sanctions, including without limitation, any legal entity that is deemed to be a subject or target of Sanctions based on the direct or indirect ownership or control of such entity by any other Sanctioned Person.
“Sanctions”: Any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets
Control, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order; (b) the United Nations Security Council; (c) the European
Union (including any member state thereof); (d) the United Kingdom; (e) the State Secretariat for Economic Affairs (Switzerland); or (f) any other Governmental Authorities with jurisdiction over such Person.
“Scheduled Payment”: Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying Instruments, if applicable.
“Scheduled Revolving Period End Date”:  ~~August 9~~October 2, ~~2027~~2028.
“SEC”: The Securities and Exchange Commission or any successor
Governmental Authority.
“Second Amendment Effective Date”: October 2, 2025.
“Second Currency”: The meaning specified in Section 12.20.

“Secured Party”:(i) Each Lender, (ii) the Administrative Agent, (iii) the
Collateral Custodian and (iv) the Securities Intermediary.
“Securities Account”: The meaning specified in Section 8-501(a) of the UCC.
“Securities Act”: The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Intermediary”: (i) A Clearing Corporation; or (ii) a Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. The initial Securities Intermediary under the Account
Control Agreement shall be the Collateral Custodian.
“Security Certificate”:The meaning specified in Section 8-102(a)(16) of the
UCC.
"Security Entitlement":The meaning specified in Section 8-102(a)(17) of the
UCC.
"Senior Collateral Manager Fee": So long as AGTB Fund Manager, LLC or any
Affiliate of any Loan Party is the Collateral Manager, the fee payable to Collateral Manager on each Payment Date in arrears in respect of each Accrual Period, which fee shall be an amount equal to (A) (i) the sum of the Adjusted Borrowing Value of all Eligible Loans owned by the
Borrower on each day of such Accrual Period divided by (ii) the number of days in such Accrual
Period multiplied by (B) a rate equal to 0.35% per annum; provided that, in the sole discretion of the Collateral Manager, the Collateral Manager may, from time to time, waive all or any portion of the Senior Collateral Manager Fee payable on any Payment Date and, so long as the Collateral
Manager is AGTB Fund Manager, LLC or any Affiliate thereof, the Senior Collateral Manager
Fee shall be deemed waived.
“SOFR”: A rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator”: The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website”: The website of the Federal Reserve Bank of
New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Determination Day”: The meaning specified in the definition of “Daily
Simple SOFR”.
“SOFR Rate Day”:  The meaning specified in the definition of “Daily Simple
SOFR”.

“Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32)
of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities
(including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such
Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital.
“Specified Currency”: The meaning specified in Section 12.20.
“Specified Place”: The meaning specified in Section 12.20.
“Specified Rating”: As to any Obligor or Loan, (i) a public debt rating equal to or better than “B-” by S&P or the equivalent public debt rating of another Rating Agency or (ii) if no rating referenced in clause (i) is available, a private debt rating equal to or better than “B-” by
S&P or the equivalent private debt rating of another Rating Agency; provided, that in the case of each of the foregoing clauses (i) and (ii), (x) if both the applicable Obligor and the applicable
Loan have at least one rating under any such clause, the applicable Loan rating shall apply for purposes of determining the rating under such clause and (y) if the applicable Obligor or Loan has more than one rating under any such clause, the lowest such rating shall apply for purposes of determining the rating under such clause.
“Structured Finance Obligation”: Any obligation secured directly by, referenced to, or representing ownership of, a pool of receivables or other Financial Assets of any Obligor that is a single purpose bankruptcy remote special purpose entity established to finance such
Financial Assets, including collateralized debt obligations and mortgage-backed securities, including (but not limited to) collateral debt obligations, collateral loan obligations, asset backed securities and commercial mortgage backed securities or any resecuritization thereof.
“Subordinated Collateral Manager Fee”: So long as AGTB Fund Manager, LLC or any Affiliate of any Loan Party is the Collateral Manager, the fee payable to the Collateral
Manager on each Payment Date in arrears in respect of each Accrual Period, which fee shall be an amount equal to (A) (i) the sum of the Adjusted Borrowing Value of all Eligible Loans owned by the Borrower on each day of such Accrual Period divided by (ii) the number of days in such
Accrual Period multiplied by (B) a rate equal to 0.15% per annum; provided that, in the sole discretion of the Collateral Manager, the Collateral Manager may, from time to time, waive all or any portion of the Subordinated Collateral ~~Management~~Manager Fee payable on any
Payment Date and, so long as the Collateral Manager is AGTB Fund Manager, LLC or any

Affiliate thereof, the Subordinated Collateral ~~Management~~Manager Fee shall be deemed waived.
“Subsidiary”: As to any Person, a corporation, partnership, company, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, company, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.
“Substitution”: The meaning specified in Section 2.14(b).
“Swingline Advance”: Any swingline loan made by the Swingline Lender to the
Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires. For the avoidance of doubt, unless otherwise specified a Swingline Advance shall constitute a Loan Advance hereunder.
“Swingline Commitment”: The commitment of the Swingline Lender to fund
Swingline Advances, subject to the terms and conditions herein, in an amount not greater than
$50,000,000 (without regard to any future reimbursement of Swingline Advances by the
Lenders), as such amount may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement. The Swingline Commitment is a sub-limit of the Commitment of the Swingline Lender, in its capacity as a Lender hereunder, and is not in addition thereto.
“Swingline Lender”: Ally Bank, in its capacity as the swingline lender hereunder, together with its permitted successors and assigns.
“Swingline Note”: A promissory note made by the Borrower in favor of the
Swingline Lender evidencing the Swingline Advances made by the Swingline Lender, substantially in the form attached hereto as Exhibit B-2, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.
“Swingline Refinance Date”: The meaning specified in Section 2.2(g)(i).
“Syndicate Communications”: Collectively, any notice, demand, communication,information, document or other material provided by or on behalf of any Loan
Party pursuant to any Transaction Document or the transactions contemplated therein which is distributed to the Administrative Agent and each Lender by means of electronic communications pursuant to Article XII, including through the Platform.
“Tape”: The meaning specified in Section 7.2(b)(vi).
“Taxes”: All present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any
Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date”: The earlier of (a) the date that is two (2) years after the
Revolving Period End Date or (b) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a).
“Tier 1 Obligor”: (a) With respect to First Lien Loans, Obligors for which the
Obligor Net Senior Leverage Ratio of the applicable Obligor with respect to such First Lien
Loan is less than 4.50 to 1.00, and (b) with respect to First Lien Last Out Loans, Obligors for which the Obligor Net Total Leverage Ratio of the applicable Obligor with respect to such First
Lien Last Out Loan is less than 5.25 to 1.00.
“Tier 2 Obligor”: (a) With respect to First Lien Loans, Obligors for which the
Obligor Net Senior Leverage Ratio of the applicable Obligor with respect to such First Lien
Loan is less than 5.50 to 1.00 but greater than or equal to 4.50 to 1.00, and (b) with respect to
First Lien Last Out Loans, Obligors for which the Obligor Net Total Leverage Ratio of the applicable Obligor with respect to such First Lien Last Out Loan is less than 6.25 to 1.00 but greater than or equal to 5.25 to 1.00.
“Tier 3 Obligor”: (a) With respect to First Lien Loans, Obligors for which the
Obligor Net Senior Leverage Ratio of the applicable Obligor with respect to such First Lien
Loan is less than 6.50 to 1.00 but greater than or equal to 5.50 to 1.00, and (b) with respect to
First Lien Last Out Loans, Obligors for which the Obligor Net Total Leverage Ratio of the applicable Obligor with respect to such First Lien Last Out Loan is less than 7.25 to 1.00 but greater than or equal to 6.25 to 1.00.
“Total Interest Coverage Ratio”: With respect to the Borrower, for the trailing four (4) consecutive Accrual Periods then ending, the ratio of (i) Borrower Interest Collections during such period minus all Senior Collateral Manager Fees payable by the Borrower (to the extent not waived) during such period to (ii) Borrower Interest Expense for such period.
“Transaction”: The meaning specified in Section 3.2.
“Transaction Documents”: This Agreement, the Sale Agreement, the Account
Control Agreement, the Pledge Agreement, the Fee Letter, each Note, any Joinder Supplement, any Transferee Letter, any Assignment and Assumption and the Collateral Custodian Fee Letter.
“Transferee Letter”: The meaning specified in Section 12.16.
“Transferor”: Twin Brook Capital Funding XXXIII, LLC, as seller of Loans to the Borrower under the Sale Agreement.
“UCC”: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.
“Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

UCC.
“Uncertificated Security”: The meaning specified in Section 8-102(a)(18) of the
“Underlying Assets”:With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including to the extent provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets.
“Underlying Instruments”: The loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan or Permitted Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or Permitted Investment or of which the holders of such Loan or Permitted
Investment are the beneficiaries.
“Unfunded Exposure Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian (or any other party acceptable to the
Administrative Agent in its sole discretion) entitled “Unfunded Exposure Account” in the name of the Borrower and subject to the prior Lien of the Administrative Agent for the benefit of the
Secured Parties.
“Unfunded Exposure Amount”: On any date of determination, with respect to any Loan, the aggregate amount (without duplication) of (i) the Dollar Equivalent of unfunded commitments (which shall include all unfunded revolver commitments and unfunded portions of delayed draw term loans) and (ii) the Dollar Equivalent of all standby or contingent commitments associated with such Loan.
“Unfunded Exposure Equity Amount”: On any date of determination, with respect to any Loan, an amount equal to (a) the Unfunded Exposure Amount with respect to such
Loan minus (b) the product of (i) the Unfunded Exposure Amount with respect to such Loan multiplied by (ii) the Assigned Value of such Loan and multiplied by (iii) the Advance Rate applicable to such Loan.
“Unfunded Exposure Shortfall”: The meaning specified in Section 2.9(e)(iii).
“United States”: The United States of America.
“Unrestricted Cash”: The meaning of “Unrestricted Cash” or any comparable definition in the Underlying Instruments for each Loan, and in any case that “Unrestricted Cash”
or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the
Borrower.

“Unused Facility Amount”: At any time, (a) the Facility Amount minus (b) the
Advances Outstanding at such time.
“USA Patriot Act”: The Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law
107-56.
“U.S. Government Securities Business Day”: Any day except for (i) a Saturday,
(ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association
recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Tax Person”: A “United States person” within the meaning of Section
7701(a)(30) of the Code.
“U.S. Special Resolution Regime”: Each of (i) the Federal Deposit Insurance Act
and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street
Reform and Consumer Protection Act and the regulations promulgated thereunder.
“U.S. Tax Compliance Certificate”: The meaning specified in Section 2.13(g).
“Value Adjustment Event”: With respect to any Loan, the occurrence of any one or more of the following events after the related Funding Date:
(a)an Obligor default in respect of any payment of principal, interest, commitment or non-usage fees due and payable (after giving effect to any applicable cure period, but in no event longer than five (5) Business Days) (including, in each case, by acceleration) or the occurrence of an Insolvency Event with respect to the applicable
Obligor;
(b)any Obligor default has occurred for which the Borrower (or the agent or required lenders pursuant to the Underlying Instruments, as applicable) has elected to exercise any of its rights and remedies under the applicable Underlying Instruments in the case of default thereunder (including acceleration), or if acceleration has not occurred, sixty (60) days has elapsed since the occurrence of the Obligor default without such default being cured;
(c)the Borrower has entered into a Material Modification with respect to such
Eligible Loan; or
(d)the failure by the applicable Obligor to deliver (or if the Borrower or
Collateral Manager fail to forward the same to the Administrative Agent) any financial statements (including audited and unaudited financial statements) as required by the
Underlying Instruments, in each case, beyond any applicable grace or cure period, if any;
provided that (i) with respect to quarterly reports (including unaudited financial statements) required by the Underlying Instruments, such date shall be no later than ninety (90) days after the end of the applicable fiscal quarter of such Obligor, and (ii)

with respect to annual reports (including audited financial statements) required by the
Underlying Instruments, such date shall be no later than one hundred eighty-five (185)
days after the end of the applicable fiscal year of such Obligor (collectively, the “Obligor
Financial Statements”); provided further that, the Administrative Agent may consent to an extension of any delivery date set forth in this clause (d) in its sole discretion
(such date, an “Extended Delivery Date”) and, if such consent has been provided, a
Value Adjustment Event shall not occur unless the related Obligor Financial
Statements have not been delivered by such Extended Delivery Date.
For the avoidance of doubt (i) an Eligible Loan shall not cease to be an Eligible Loan solely as a result of a reduction in Assigned Value pursuant to a Value Adjustment Event but shall remain an Eligible Loan with the new Assigned Value and (ii) a Value Adjustment Event shall be deemed to have occurred on the earlier of the date that the Borrower or Collateral Manager have knowledge of (it being understood that no Default or Event of Default shall occur in respect of any failure to notify of such Value Adjustment Event unless actual knowledge occurs) the occurrence of the event giving rise to the Value Adjustment Event; provided that with respect to any Material Modification described in clause (b), (e), (f) or (g) of the definition thereof, so long as the Collateral Manager has complied with Section 6.8(d) with respect thereto, such Material
Modification shall be deemed not to have occurred until the Administrative Agent shall have provided the Borrower and the Collateral Manager with notice (which may be by email) of the determination made in its sole discretion or reasonable discretion, as applicable, pursuant to the applicable clause of the definition of “Material Modification”.
“Value Adjustment Factor”: (a) With respect to a Value Adjustment Event of the type described in clause (a) in the definition thereof, zero percent (0.0%); (b) with respect to a
Value Adjustment Event of the type described in clause (b) in the definition thereof, seventy-five percent (75.0%); (c) with respect to a Value Adjustment Event of the type described in clause (c)
in the definition thereof, eighty-five percent (85.0%); provided that a Material Modification pursuant to clause (a) or (b) of the definition thereof (if with respect to clause (b) solely with respect to any due date for payment of principal) shall have a Value Adjustment Factor of zero percent (0.0%); and (d) with respect to a Value Adjustment Event of the type described in clause
(d) in the definition thereof, initially eighty-five percent (85.0%), and thereafter such Value
Adjustment Factor shall be automatically further reduced by fifteen (15) percentage points for each thirty (30) calendar day period following the occurrence of such Value Adjustment Event during which the applicable Obligor Financial Statements remain undelivered; provided that in determining the Assigned Value for any Loan following the occurrence of a Value Adjustment
Event of the type described in clause (b) of the definition thereof, the Value Adjustment Factor applicable to such Loan shall be automatically and immediately reduced to fifty percent
(~~50~~50.0%) of the otherwise applicable Value Adjustment Factor six (6) months following the occurrence of such Value Adjustment Event, and further reduced to zero percent (~~0~~0.0%) twelve
(12) months following the occurrence of such Value Adjustment Event. In addition, the
Borrower shall have the right to request that the Administrative Agent assign a higher Value
Adjustment Factor to any Loan that has experienced a reduction to its Assigned Value following a Value Adjustment Event. Any such decision related to providing a higher Value Adjustment
Factor shall be in the Administrative Agent’s sole discretion.

“Warranty Loan”: Any Loan for which the Transferor becomes subject to an obligation under the Sale Agreement to repurchase or substitute such Loan.
“Weighted Average Advance Rate”: As of any date of determination with respect to all Eligible Loans included in the Borrowing Base, the amount obtained by (x) summing the products obtained by multiplying:
The Advance Rate at such time
applicable to each such Eligible
Loan
X The sum of (i) the aggregate
Adjusted Borrowing Value of such
Eligible Loan minus (ii) an amount
equal to the Excess Concentration
Amount attributable to such
Eligible Loan
and dividing such sum by (y) the sum of (i) the aggregate Adjusted Borrowing Value of all
Eligible Loans minus (ii) an amount equal to the Excess Concentration Amount as of such date;
provided that if the Borrowing Base contains fifteen (15) Eligible Loans or fewer that have an
Assigned Value greater than zero, the Weighted Average Advance Rate shall not exceed
50.00%; provided, further, that for the purpose of determining the number of Eligible Loans for the purpose of the foregoing proviso, all Eligible Loans to a single Obligor shall be treated as one (1) Eligible Loan.
“Withdrawal Conditions”: The meaning specified in Section 2.9(e)(i).
“Withholding Agent”:  Any Loan Party and the Administrative Agent, or the
Collateral Custodian to the extent required by Applicable Law.
“Zero Coupon Obligation”: A debt obligation that does not bear interest for all or part of the period that it is outstanding or that provides for periodic payments in cash less frequently than quarterly or that pays interest only at its stated maturity.
“Zero Value Asset”: A Loan that (a) is no longer an Eligible Loan or (b) has an
Assigned Value of zero.
Section 1.2  Other Terms.
All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined therein.
Section 1.3  Computation of Time Periods.
Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

Section 1.4Interpretation.
In each Transaction Document, unless a contrary intention appears:
(a)the singular number includes the plural number and vice versa;
(b)reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;
(c)reference to any gender includes each other gender;
(d)reference to day or days without further qualification means calendar days;
(e)reference to any time means New York, New York time;
(f)reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor;
(g)reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision;
(h)reference to any delivery or transfer to the Collateral Custodian with respect to the Collateral in this Agreement means delivery or transfer to the Collateral Custodian for the benefit of the Administrative Agent on behalf of the Secured Parties;
(i)for the purposes of calculating the Borrowing Base and Availability
(including whether any Borrowing Base Deficiency exists), the Excess Concentration Amount, the Minimum Credit Enhancement Amount, the Net Purchased Loan Balance, and for the
purposes of any other calculation required hereunder, the effect of the acquisition or disposition of Loans and Permitted Investments shall be calculated on a settlement date basis;
(j)all calculations performed by the Administrative Agent hereunder or under any Transaction Document shall be binding on the parties hereto and shall be deemed to be accurate, absent manifest error;
(k)“including” means “including without limitation”;

(l)references herein to the knowledge or actual knowledge of a Person shall mean, except as explicitly provided herein, the actual knowledge following reasonable inquiry under the circumstances of a Responsible Officer of such Person;
(m)for purposes of this Agreement, an Event of Default shall be deemed to be continuing until it is waived in accordance with Section 12.1;
(n)any use of “material” or “materially” or words of similar meaning in this
Agreement with respect to any Loan Party shall mean material, as determined by the
Administrative Agent in its reasonable discretion;
(o)multiple Loans of the same type to a single Obligor shall be treated as a single Loan; and
(p)if any date for any required payment or the performance of any other terms or conditions of any Transaction Document falls due on a day which is not a Business
Day, then such due date shall be deemed to be the immediately following Business Day.
Section 1.5Calculation of Borrowing Base.
In connection with amounts to be calculated for purposes of determining the
Borrowing Base and generally preparing the Borrowing Base Certificate, all amounts shall be expressed in Dollars.
Section 1.6Rates.
The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Benchmark, any component definition thereof or rates referenced in the definition thereof or any alternative, successor or replacement rate thereto
(including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement)
will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement
Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE II
THE NOTES
Section 2.1The Notes.
(a)On the terms and conditions hereinafter set forth, the Borrower shall deliver, if requested by the Administrative Agent or any Lender, (i) on the Effective Date, to
each requesting Lender at the applicable address of such Lender on file with the Administrative
Agent, and (ii) on the effective date of any Joinder Supplement, to each additional Lender requesting a Note, at the address set forth in the applicable Joinder Supplement, a duly executed promissory note in substantially the form of Exhibit B-1 (each a “Note”), dated as of the date of this Agreement or the effective date of such Joinder Supplement (as applicable), each in a face amount equal to the applicable Lender’s Commitment as of the Effective Date or the effective date of any Joinder Supplement, as applicable, and otherwise duly completed. Each Note shall evidence obligations in an amount equal, at any time, to the Advances Outstanding by such
Lender under the applicable Note on such day.
(b)On the terms and conditions hereinafter set forth, the Borrower shall deliver, if requested by the Swingline Lender, on the First Amendment Effective Date, at the
applicable address of the Swingline Lender on file with the Administrative Agent, a fully executed Swingline Note, in a face amount equal to the Swingline Commitment as of the First
Amendment Effective Date and otherwise duly completed.
Section 2.2Procedures for Loan Advances by the Lenders.
(a)Subject to the limitations set forth in this Section 2.2, the Borrower may, during the Revolving Period, request the Lenders to make advances of funds (each, a “Loan
Advance”) by delivering to the Administrative Agent the information and documents set forth in this Section 2.2 at the applicable times provided herein. Upon receipt of such information and documents, the Administrative Agent will provide notification to the Lenders with respect thereto.
(b)Subject to the limitations set forth in this Section 2.2, the Borrower may, from time to time during the Revolving Period, request the Swingline Lender make Swingline
Advances by delivering to the Administrative Agent the information and documents set forth in this Section 2.2 at the applicable times provided herein; provided that the Swingline Lender shall not be required to make a Swingline Advance to refinance an outstanding Swingline Advance.
Interest for each Swingline Advance shall accrue at the Interest Rate. Upon receipt of such information and documents, the Administrative Agent will provide notification to the Lenders with respect thereto.
(c)With respect to (i) Loan Advances (other than Swingline Advances), no later than 12:00 p.m. (New York City Time), one (1) Business Day (or such shorter period as permitted by the Administrative Agent in its sole discretion, but not later than 12:00 p.m. (New
York City Time) on the date of the proposed Funding Date), prior to the proposed Funding Date or (ii) Swingline Advances, no later than 12:00 p.m. on the proposed Funding Date, the
Borrower shall deliver:
(i)to the Administrative Agent a wire disbursement and authorization form, to the extent not previously delivered; and
(ii)to the Administrative Agent and the Collateral Custodian a duly completed Funding Notice (including a duly completed Borrowing Base Certificate updated to the date such Loan Advance is requested and giving pro forma effect to the
Loan Advance requested and the use of the proceeds thereof) which shall (a) specify the desired amount of such Loan Advance, which amount shall not cause the Advances
Outstanding to exceed the Availability and must be at least equal to $500,000 (or, in the case of any Loan Advance to be applied to fund any draw under a Revolving Loan or
Delayed Draw Loan, such lesser amount as may be required to fund such draw), to be allocated to each Lender in accordance with its Pro Rata Share, (b) specify the proposed
Funding Date of such Loan Advance, (c) specify the Accrual Period for such Loan
Advance, (d) specify the Loan(s) included in the Collateral on such Funding Date (if any)
(including the appropriate Obligor, Outstanding Balance, Assigned Value and Purchase
Price for each Loan (which information may be included in the Borrowing Base
Certificate)) and, with respect to any Revolving Loan or Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of any Loan(s) pursuant to Section 2.9(e), (e) include a calculation showing that, on a pro-forma basis, the Borrower is in compliance with the Minimum Credit Enhancement
Amount Test, and (f) include a representation that all conditions precedent for a Loan
Advance described in Section 3.2 hereof have been met. Each Funding Notice shall be irrevocable. If any Funding Notice is received by the Administrative Agent after 12:00
p.m. (New York City Time) or on a day that is not a Business Day, such Funding Notice shall be deemed to be received by the Administrative Agent at 9:00 a.m. (New York City
Time) on the next Business Day.
For the avoidance of doubt, unless the Administrative Agent shall have agreed to a shorter notice period under Section 2.2(c), if the Borrower delivers a Funding Notice specifying a proposed
Funding Date that would occur less than one (1) Business Day after the date such Funding
Notice is received (or deemed received in accordance with Section 2.2(c)), such request for a
Loan Advance shall be treated as a request for a Swingline Advance.
(d)On the proposed Funding Date, subject to the limitations set forth in this
Section 2.2 and upon satisfaction of the applicable conditions set forth in Section 3.2 (and, if the
Effective Date is a Funding Date, Section 3.1):
(i)with respect to each Advance (other than a Swingline Advance), each
Lender shall make available to the Administrative Agent in same day funds, by no later than 12:00 p.m. (New York City Time), an amount equal to such Lender’s Pro Rata
Share, of the least of (A) the amount requested by the Borrower for such Loan Advance,
(B) the aggregate unused Commitments then in effect and (C) the maximum amount that, after taking into account the proposed use of the proceeds of such Loan Advance, could be advanced to the Borrower hereunder without causing the Advances Outstanding to exceed the Availability;
(ii)with respect to each Swingline Advance, the Swingline Lender shall make available to the Borrower in same day funds, an amount equal to the least of (i) the amount requested by the Borrower for such Swingline Advance, (ii) the positive difference between (A) the Swingline Commitment then in effect and (B) the aggregate outstanding Swingline Advances as of such date and (iii) the maximum amount that, after taking into account the proposed use of proceeds of such Swingline Advance, could be advanced to the Borrower hereunder without causing the Advances Outstanding to exceed the Availability; provided that, no Swingline Advance will be permitted if the amount requested by the Borrower in respect of such Swingline Advance will cause the sum of (x) the outstanding Swingline Advances as of such date, and (y) aggregate outstanding amount of Loan Advances made by the Swingline Lender in its capacity as a
Lender (excluding the portion of such Swingline Advance attributable to the Swingline
Lender’s subsequent Loan Advance in connection with the repayment of such Swingline
Advance) to exceed the Commitment of the Swingline Lender in its capacity as a Lender;
(iii)upon receipt of the amounts described in clause (i) or (ii), as applicable, the Administrative Agent shall promptly fund such amounts by wire transfer to the account designated by the Borrower in the applicable Funding Notice given pursuant to this Section 2.2; and
(iv)notwithstanding clauses (i), (ii) and (iii) of this Section 2.2(d) with respect to the funding of the initial Loan Advance hereunder, the Lenders and the Administrative
Agent may net any fees and reimbursable expenses owing to it on the Effective Date (as set forth in the executed closing statement) from the amount funded by the Lenders to the
Administrative Agent pursuant to clause (i) or (ii), as applicable, and/or the amount of such Loan Advance funded by the Administrative Agent to the Borrower pursuant to clause (iii).
(e)On each Funding Date (which is not associated with a Swingline
Advance), the obligation of each Lender to remit its Pro Rata Share of any Loan Advance shall be several from that of each other Lender and the failure of any Lender to so make such amount available to the Borrower shall not relieve any other Lender of its obligation hereunder.
Notwithstanding anything to the contrary herein, no Lender shall be obligated to make any Loan
Advance on or after the earlier to occur of the Revolving Period End Date or the Termination
Date except as provided in Section 2.2(f). For the avoidance of doubt, in relation with a refinancing of a Swingline Advance, such Lender’s payment obligation will be fulfilled in accordance with Section 2.2(g).
(f)Notwithstanding anything to the contrary herein, upon the occurrence of the earlier of (i) an Event of Default or (ii) the Revolving Period End Date, if the amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Exposure
Amount, the Administrative Agent (x) may, in the case of the occurrence of an Event of Default or (y) shall in the case of the occurrence of the Revolving Period End Date, on behalf of the
Borrower, request a Loan Advance in the amount of such shortfall (the “Exposure Amount

Shortfall”). Following receipt of such request, the Lenders shall fund such Exposure Amount
Shortfall in accordance with Section 2.2(d), notwithstanding anything to the contrary herein
(including the Borrower’s failure to satisfy any of the conditions precedent set forth in Section
3.2), except that no Lender shall make any Loan Advance to the extent that, after giving effect to such Loan Advance, the Advances Outstanding would exceed the Availability.
(g)Refinancing of Swingline Advances.
(i)Each Swingline Advance shall be refinanced by the Lenders on the second (2nd) Business Day following the date of such Swingline Advance (each such date, a “Swingline Refinance Date”). Such refinancings shall be made by the Lenders in accordance with their respective Pro Rata Shares and shall thereafter be reflected as Loan
Advances of the Lenders on the books and records of the Administrative Agent. Each
Lender shall fund its respective Pro Rata Share of Loan Advances as required to repay
Swingline Advances outstanding to the Swingline Lender no later than 12:00 p.m. on the applicable Swingline Refinance Date.
(ii)The Borrower shall pay to the Swingline Lender, within five (5)
Business Days of demand, the amount of such Swingline Advances to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline
Advances requested or required to be refinanced. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the
Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Pro Rata
Shares.
(iii)Each Lender acknowledges and agrees that its obligation to refinance Swingline Advances in accordance with the terms of this Section 2.2(g) is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including, (A) the existence of any setoff, claim, abatement, recoupment, defense or other right that such Lender, any Affiliate thereof or any other Person may have against the Swingline Lender, the Administrative Agent, any other Lender or any other Person, (B) the failure of any condition precedent set forth in Section 3.2 to be satisfied or the failure of the Borrower to deliver a Funding Notice (each of which requirements the Lenders hereby irrevocably waive) and (C) any adverse change in the condition (financial or otherwise) of any Loan Party. Further, each Lender agrees and acknowledges that if prior to the refinancing of any outstanding Swingline Advances pursuant to this Section 2.2(g), a bankruptcy or insolvency proceeding relating to the
Borrower, the Collateral Manager or the Transferor shall have occurred, each Lender will, on the date the applicable Loan Advance would have been made, purchase an undivided participating interest in the Swingline Advance to be refinanced in an amount equal to its Pro Rata Share of the aggregate amount of such Swingline Advance. Each
Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s participating interest in a Swingline
Advance, the Swingline Lender receives any payment on account thereof, the Swingline
Lender will distribute to such Lender its participating interest in such amount

(appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded).
Section 2.3Principal Repayments.
(a)The Borrower shall be entitled at its option, at any time, to repay all or any portion of the Advances Outstanding; provided that (i) the Borrower shall give prior written notice of such repayment in the form of Exhibit A-2 to the Administrative Agent (with a copy to the Collateral Custodian) by at least (A) 12:00 p.m. (New York City Time) on the date of such repayment and (ii) any repayment of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce a Borrowing Base
Deficiency to zero) shall be in a minimum amount of $500,000 (other than (x) any prepayment of Swingline Advances for which no minimum shall apply and (y) any such partial repayment of
Advances Outstanding which is funded (A) solely with proceeds from the repayment of a
Revolving Loan or (B) solely with amounts otherwise distributable to the Borrower under
Section 2.7(a)(16), Section 2.7(b)(6) or Section 2.8(11)). In connection with any such repayment of Advances Outstanding, the Borrower shall deliver to the Administrative Agent by
1:00 p.m. (New York City Time) (1) instructions to repay such Advances Outstanding and (2)
funds sufficient to repay such Advances Outstanding together with, if the Advances Outstanding are prepaid in full in connection with an optional repayment, all accrued Interest; provided that, the Advances Outstanding will not be repaid unless sufficient funds have been remitted to pay all such amounts in the succeeding sentence in full. The Administrative Agent shall apply amounts received from the Borrower pursuant to this Section 2.3(a) to the pro rata repayment of the
Advances Outstanding and, if applicable, to the payment of accrued Interest on the amount of the
Advances Outstanding to be repaid. Any amount so repaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(a) shall be irrevocable. Upon receipt of any notice or instructions from the Borrower pursuant to this Section 2.3(a), the Administrative Agent will provide notification to the Lenders with respect thereto. Any prepayment of Advances
Outstanding under this Section 2.3(a) shall be applied first to the Loan Advances that bear interest at the Base Rate, and then, ratably, to the Loan Advances that bear interest at Daily
Simple SOFR.
(b)Unless sooner prepaid pursuant to the terms hereof, the Advances
Outstanding shall be repaid in full on the Termination Date or on such later date as is agreed to in writing by the Borrower, the Collateral Manager, the Administrative Agent and each of the
Lenders.
(c)Commitment Reductions.
(i)Prior to the Revolving Period End Date, the Borrower shall have the right to terminate the Commitments in full and, on one (1) occasion, to permanently reduce all or a portion of the unfunded amount of the Commitments upon not less than ten (10)
Business Days’ prior written notice to the Administrative Agent (with a copy to the
Collateral Custodian) of any such reduction, which notice shall substantially be in the form of Exhibit A-8 and shall specify the effective date of such reduction. Such notice of reduction shall be effective only upon receipt and shall permanently reduce the

Commitments of each Lender, pro rata, in the amount of the reduction and on the date specified in such notice; provided that no such reduction will reduce the Commitments below the Advances Outstanding at such time. Any notice of reduction delivered to
Administrative Agent shall be irrevocable.
(ii)The reduction of the Commitments pursuant to Section 2.3(c)(i) shall be permanent and in an amount not less than $10,000,000 and the Commitments, once reduced, shall not be reinstated. The reduction of the Commitments pursuant to this
Section 2.3(c) shall be applied ratably among the Lenders in accordance with their respective Pro Rata Share. Upon receipt of a notice of reduction from the Borrower pursuant to Section 2.3(c)(i), the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender’s ratable share of such reduction.
(iii)Except in the case of a reduction of all Commitments and repayment in full of all Advances Outstanding on the Termination Date, the Borrower will not reduce the Commitments if, after giving effect to such reduction, it would result in (x) an
Unfunded Exposure Shortfall or (y) the Facility Amount being less than $150,000,000.
Section 2.4Determination of Interest.
The Administrative Agent shall calculate and determine the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date and the
Benchmark) to be paid by the Borrower on each Payment Date for the related Accrual Period and shall advise the Collateral Manager and the Collateral Custodian thereof no later than the third Business Day prior to such Payment Date.
Section 2.5Notations on Notes.
Each Lender is hereby authorized to enter on a schedule attached to the Note with respect to such Lender, as applicable, a notation (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Loan
Advance made by the applicable Lender of (a) the date and principal amount thereof and (b)
each payment and repayment of principal thereof. Any such recordation shall, absent manifest error, constitute prima facie evidence of the Advances Outstanding, as applicable, under each such Note. The failure of any Lender to make any such notation on the schedule attached to the applicable Note shall not limit or otherwise affect the obligation of the Borrower to repay the
Loan Advances in accordance with the terms set forth herein.
Section 2.6Reduction of Borrowing Base Deficiency.
Any Borrowing Base Deficiency may be reduced to zero by the Borrower taking one or more of the following actions, which after giving effect thereto, cause the aggregate
Advances Outstanding to no longer exceed Availability at such time:
(i)depositing Dollars in the Principal Collection Account;
(ii)repaying Advances Outstanding in accordance with Section 2.3(a); and

(iii)posting additional Eligible Loans as Collateral.
Section 2.7  Settlement Procedures.
(a)Interest Collections. On each Payment Date, so long as no Event of
Default has occurred and is continuing, the Collateral Manager shall direct the Collateral
Custodian (which direction shall be deemed given upon receipt by the Collateral Custodian of the related Payment Date Report) to pay pursuant to the latest Payment Date Report (and the
Collateral Custodian shall make payment from the Interest Collection Account to the extent of
Available Funds, in reliance on the information set forth in such Payment Date Report) to the following Persons, the following amounts in the following order of priority:
(1)to the Borrower (or, at the Borrower’s election and with prior written notice to the Administrative Agent, to its direct or indirect equity holders), in respect of Taxes (but excluding all Taxes imposed on net income), registration and filing fees then due and owing by the Borrower (or its direct and indirect equity holders) that are attributable solely to the operations of the Borrower, not to exceed $15,000 in the aggregate during any calendar year;
(2)first, to the Collateral Manager, in an amount equal to all reasonable and necessary out-of-pocket costs and expenses of the Collateral
Manager incurred in connection with any sale of Collateral permitted hereunder, not to exceed $50,000 in the aggregate during any calendar year, and second, to the Collateral Custodian and the Securities Intermediary, pro rata, in an amount equal to any accrued and unpaid Collateral Custodian Fees;
(3)[reserved];
(4)(x) initially, to AGTB Fund Manager, LLC, and (y) after the resignation or removal of AGTB Fund Manager, LLC (or any other Affiliate of any Loan Party) as the Collateral Manager hereunder, to the Collateral Manager
(including, for the avoidance of doubt, the Replacement Collateral Manager, if applicable), to pay any accrued and unpaid Senior Collateral Manager Fees to the extent not waived, or the Replacement Collateral Manager Fees, as applicable;
(5)to the Administrative Agent, in an amount equal to any accrued and unpaid fees, expenses and indemnities of the Administrative Agent set forth in the Transaction Documents;
(6)to the Administrative Agent, to be distributed pro rata to each
Lender, in an amount equal to (a) any accrued and unpaid Interest with respect to
Loan Advances made by such Lender and (b) any accrued and unpaid Non-Usage
Fee (such Non-Usage Fee to be allocated based on the unused Commitment of each Lender);
(7)[reserved];

(8)first, to the Swingline Lender to repay any outstanding Swingline
Advances and second, if a Borrowing Base Deficiency exists, to the
Administrative Agent to be distributed pro rata to each Lender to repay Loan
Advances, in an amount necessary to reduce the Borrowing Base Deficiency to zero;
(9)to the Collateral Manager to pay out-of-pocket costs and expenses of the Collateral Manager not paid pursuant to clause (2) above;
(10)to the Administrative Agent, to be distributed to the affected
Lenders, any amounts accrued and unpaid in respect of Increased Costs and
Taxes;
(11)to the Administrative Agent, to be distributed to the Administrative
Agent and each applicable Lender, to pay all other Administrative Expenses of the Administrative Agent and the Lenders, as applicable;
(12)(a) during the Revolving Period, to fund the Unfunded Exposure
Account in an amount necessary to cause all amounts in the Unfunded Exposure
Account to equal the Aggregate Unfunded Exposure Equity Amount, or (b) after the Revolving Period, to fund the Unfunded Exposure Account in an amount necessary to cause the amounts in the Unfunded Exposure Account to equal the
Aggregate Unfunded Exposure Amount;
(13)to the Administrative Agent, to be distributed to the Administrative
Agent, any applicable Lender, the Collateral Custodian, the Securities
Intermediary, the Indemnified Parties, or the Secured Parties, as applicable, all other fees and amounts then due and owing, including any unpaid Administrative
Expenses or Collateral Custodian Fees, any amounts accrued and unpaid under the Fee Letter, Increased Costs, Taxes, and indemnities, but other than the principal of Advances Outstanding, then due under this Agreement;
(14)to the Collateral Manager, to pay any accrued and unpaid
Subordinated Collateral Manager Fees;
(15)to be distributed at the discretion of the Collateral Manager (i)
during the Revolving Period, to the Principal Collection Account to be used (on such Payment Date or maintained in the Principal Collection Account for such use) with respect to any Reinvestment of Principal Collections and the acquisition of Loans as permitted by this Agreement, (ii) to repay the Advances Outstanding or (iii) to reimburse the Collateral Manager for any unreimbursed amounts paid by the Collateral Manager on the Borrower’s behalf pursuant to this Agreement, to the extent not otherwise reimbursed hereunder; provided that any Available
Funds in the Interest Collection Account not distributed or maintained pursuant to this clause (15) shall, on such Payment Date, be distributed in accordance with the remainder of this Section 2.7(a); and

(16)any remaining amounts shall be distributed (i) if a Default (about which notice has been given to the Borrower or the Borrower otherwise has knowledge thereof) has occurred and is continuing, to the Interest Collection
Account, or (ii) otherwise, to or at the direction of the Borrower.
(b)Principal Collections. On each Payment Date, so long as no Event of
Default has occurred and is continuing, the Collateral Manager shall direct (which direction shall be deemed given upon receipt by the Collateral Custodian of the related Payment Date Report)
the Collateral Custodian to pay pursuant to the latest Payment Date Report (and the Collateral
Custodian shall make payment from the Principal Collection Account to the extent of Available
Funds, in reliance on the information set forth in such Payment Date Report) to the following
Persons, the following amounts in the following order of priority:
(1)to the extent not paid pursuant to Section 2.7(a), to the applicable
Person, in the order of priority set forth in Section 2.7(a), such amounts payable pursuant to clauses (1) through (8) thereof;
(2)during the Revolving Period, to be distributed at the discretion of the Collateral Manager (i) to be used (on such Payment Date or maintained in the
Principal Collection Account for such use) with respect to any Reinvestment of
Principal Collections and the acquisition of Loans as permitted by this Agreement or (ii) to repay the Advances Outstanding; provided that any Available Funds in the Principal Collection Account not distributed or maintained pursuant to this clause (2) shall, on such Payment Date, be distributed in accordance with the remainder of this Section 2.7(b);
(3)to the extent not paid pursuant to Section 2.7(a), to the applicable
Person, in the order of priority set forth in Section 2.7(a), such amounts payable pursuant to clause (9) thereof;
(4)after the Revolving Period End Date, to the Administrative Agent
to be distributed pro rata to the Lenders to repay the Advances Outstanding until paid in full; and
(5)to the extent not paid pursuant to Section 2.7(a), to the applicable
Person, in the order of priority set forth in Section 2.7(a), such amounts payable pursuant to clauses (10) through (15) thereof; and
(6)any remaining amounts shall be distributed (i) if a Default (about which notice has been given to the Borrower or the Borrower otherwise has knowledge thereof) has occurred and is continuing, to the Principal Collection
Account, or (ii) otherwise, to or at the direction of the Borrower.
Section 2.8Alternate Settlement Procedures.
On (1) each Payment Date and (2) to the extent requested by the Administrative
Agent in its sole discretion, on any Business Day, in each case, (a) following the occurrence of and during the continuation of an Event of Default or (b) following the declaration of the occurrence, or the deemed occurrence, as applicable, of the Termination Date pursuant to
Section 9.2(a), the Collateral Manager (or, after delivery of a Notice of Exclusive Control, the
Administrative Agent) shall direct (which direction shall be deemed given upon receipt by the
Collateral Custodian of the related Payment Date Report) the Collateral Custodian to pay pursuant to the latest Payment Date Report or such other direction as may be timely given by the
Administrative Agent (and the Collateral Custodian shall make payment from the Collection
Account (to the extent of Available Funds), in reliance on the information set forth in such
Payment Date Report or such other direction) to the following Persons, the following amounts in the following order of priority:
(1)to the Borrower, in respect of Taxes (but excluding all Taxes imposed on net income), registration and filing fees then due and owing by the
Borrower (or its direct and indirect equity holders) that are attributable solely to the operations of the Borrower, not to exceed $15,000 in the aggregate during any calendar year;
(2)first, to the Collateral Manager, in an amount equal to all reasonable and necessary out-of-pocket costs and expenses of the Collateral
Manager incurred in connection with any sale of Collateral, not to exceed
$50,000 in the aggregate during any calendar year, and second, to the Collateral
Custodian and the Securities Intermediary pro rata, in an amount equal to any accrued and unpaid Collateral Custodian Fees;
(3)[reserved];
(4)(x) initially, to AGTB Fund Manager, LLC and (y) after the resignation or removal of AGTB Fund Manager, LLC (or any other Affiliate of any Loan Party) as the Collateral Manager hereunder, to the Collateral Manager
(including, for the avoidance of doubt, the Replacement Collateral Manager, if applicable), to pay any accrued and unpaid Senior Collateral Manager Fees to the extent not waived, or the Replacement Collateral Manager Fees, as applicable;
(5)to the Administrative Agent, in an amount equal to any accrued and unpaid fees, expenses and indemnities set forth in the Transaction
Documents;
(6)to the Administrative Agent to be distributed pro rata to each
Lender, in an amount equal to any accrued and unpaid Non-Usage Fee (such
Non-Usage Fee to be allocated based on the unused Commitment of each
Lender);
(7)to the Administrative Agent to be distributed pro rata to each
Lender any accrued and unpaid Interest with respect to Loan Advances made by such Lender;
(8)to the Administrative Agent to be distributed pro rata to the
Lenders to repay the principal on the Advances Outstanding of such Lenders;

(9)to the Administrative Agent to be distributed to the Administrative
Agent, any applicable Lender, the Collateral Custodian, the Securities
Intermediary, the Indemnified Parties, or the Secured Parties, as applicable, all other fees and amounts, including any unpaid Administrative Expenses or
Collateral Custodian Fees, any amounts accrued and unpaid under the Fee Letter,
Increased Costs, Taxes, and indemnities, but other than the principal of Advances
Outstanding, then due under this Agreement;
(10)to the Collateral Manager, to pay any accrued and unpaid
Subordinated Collateral Manager Fees; and
(11)to the extent the Obligations have been paid in full, any remaining amounts shall be distributed to or at the direction of the Borrower.
Section 2.9Collections and Allocations; Accounts.
(a)Collections. The Collateral Manager shall transfer, or cause to be transferred, all Collections received directly by it to the General Collections Account within two
(2) Business Days after such Collections are received. The Collateral Manager shall promptly identify any Collections received as being on account of Interest Collections or Principal
Collections and shall segregate and transfer, or cause to be transferred, all Principal Collections and Interest Collections in accordance with Section 5.1(f).
(b)Excluded Amounts. The Collateral Manager may withdraw from the
Collection Account any deposits thereto constituting Excluded Amounts, provided that the
Collateral Manager shall, concurrently with such withdrawal, deliver to the Administrative
Agent and each Lender a report setting forth the calculation of such Excluded Amounts in form and substance reasonably satisfactory to the Administrative Agent.
(c)Initial Deposits. On the Funding Date with respect to any Loan, the
Collateral Manager will deposit into the Collection Account all Collections, if any, received on or before such Funding Date in respect of Loans being transferred to and included as part of the
Collateral on such date.
(d)Investment of Funds. Until the occurrence of an Event of Default, to the extent there are uninvested amounts deposited in the Accounts, all such amounts shall be invested in Permitted Investments selected by the Collateral Manager (or pursuant to standing instructions provided by the Collateral Manager); provided that, from and after the occurrence of an Event of Default, to the extent there are uninvested amounts in the Accounts, all such amounts may be invested in Permitted Investments selected by the Administrative Agent (which may be standing instructions). All earnings (net of losses and investment expenses) thereon shall be retained or deposited into the applicable Account and shall be applied as Collections on each Payment Date pursuant to the provisions of Section 2.7 and Section 2.8 (as applicable).
(e)Unfunded Exposure Account.

(i)The Borrower shall not acquire any Delayed Draw Loan or Revolving
Loan unless, in each case, immediately after giving effect to such acquisition or issuance, the Borrower shall deposit an amount equal to the Required Funding Amount with respect to such Delayed Draw Loan or Revolving Loan, as applicable, into the Unfunded
Exposure Account. Subject to the satisfaction of the Withdrawal Conditions, amounts on deposit in the Unfunded Exposure Account may be withdrawn by the Borrower (x) to fund any draw requests of the relevant Obligors under any Revolving Loan or Delayed
Draw Loan or (y) to make a deposit into the Principal ~~Collections~~Collection Account.
Any such withdrawal will be subject to the following conditions (the “Withdrawal
Conditions”):
(1)after giving effect to any such withdrawal under clause (x) above, no Borrowing Base Deficiency exists; and
(2)after giving effect to any such withdrawal under clause (x) or (y)
above, the aggregate amount on deposit in the Unfunded Exposure Account is equal to or greater than the aggregate Required Funding Amount with respect to all Loans included in the Collateral.
(ii)Any draw request made by an Obligor under a Revolving Loan or Delayed
Draw Loan, along with wiring instructions for the applicable Obligor, shall be forwarded by the Borrower to the Collateral Custodian (with a copy to the Administrative Agent)
along with an instruction to the Collateral Custodian to withdraw the applicable amount from the Unfunded Exposure Account and a certification that the conditions to fund such draw are satisfied, and the Collateral Custodian shall fund such draw request in accordance with such instructions from the Borrower.
(iii)If the Borrower shall receive any Principal Collections from an Obligor with respect to a Revolving Loan and, as of the date of such receipt (and after taking into account such repayment), the aggregate amount on deposit in the Unfunded Exposure
Account is less than the aggregate Required Funding Amount with respect to all Loans included in the Collateral (the amount of such shortfall, in each case, the “Unfunded
Exposure Shortfall”), the Collateral Custodian shall deposit into the Unfunded Exposure
Account an amount of such Principal Collections equal to the lesser of (a) the aggregate amount of such Principal Collections and (b) the Unfunded Exposure Shortfall as
directed by the Borrower (or Collateral Manager on its behalf).
(f)Limitation on Transfers. Except as set forth in Sections 2.7, 2.8, 2.9(b),
2.14 and 5.1(f), neither the Borrower nor the Collateral Manager shall withdraw or order a transfer of funds from any Collection Account, and the Collateral Custodian shall not comply with an order or direction from the Borrower or the Collateral Manager to withdraw or transfer funds from any Collection Account, in any case, without the prior written consent of the
Administrative Agent, which consent may be given at the Administrative Agent’s sole discretion. On each Payment Date, amounts in the Interest Collection Account and the Principal
Collection Account shall be applied to make the payments and disbursements described in
Section 2.7 or 2.8, as applicable.  For the avoidance of doubt, neither the Borrower nor the

Collateral Manager will instruct, nor will the Collateral Custodian permit, any release of funds from any Collection Account except in accordance with this Section 2.9(f).
Section 2.10Payments, Computations, Etc.
(a)Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower or the Collateral Manager to the Administrative Agent or the other
Secured Parties hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (New York City Time) on the day when due in lawful money of the United States in immediately available funds and any amount not received before such time shall be deemed received on the next Business Day. The Borrower or the Collateral Manager, as applicable, shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder at the Interest Rate applicable during an Event of Default, payable on demand; provided that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of the applicable
Secured Party. All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to the Base Rate, which shall be based on a year consisting of 365 or 366 days) for the actual number of days elapsed.
(b)Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of
Interest or any fee payable hereunder, as the case may be. To the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs pursuant to
Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest at the
Interest Rate until repaid in full.
(c)If any Loan Advance requested by the Borrower is not effectuated as a result of the Borrower’s actions or failure to fulfill any condition under Section 3.2 applicable to the Borrower, as the case may be, on the date specified therefor, the Borrower shall indemnify the applicable Lender against any reasonable loss, cost or expense incurred by the applicable
Lender, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Loan Advance.
(d)If at any time after the Effective Date, the Advances Outstanding hereunder are not allocated among the Lenders in accordance with their respective Pro Rata
Shares, the Lenders agree to make such purchases and sales of interests in the Advances
Outstanding between themselves so that each Lender is then holding its relevant Pro Rata Share of Advances Outstanding based on its Commitments at such time (such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith), with all subsequent extensions of credit under this Agreement to be made in accordance with the respective Pro Rata Shares, of the Lenders from time to time party to this Agreement as provided herein.
(e)[Reserved].

(f)In the event the Collateral Custodian receives instructions from the
Collateral Manager or the Borrower which conflict with any instruction received by the
Administrative Agent, the Collateral Custodian shall rely on and follow the instructions given by the Administrative Agent.
Section 2.11Fees.
(a)The Collateral Custodian shall be entitled to receive the Collateral
Custodian Fee in accordance with Sections 2.7 and 2.8, as applicable.
(b)On each Payment Date during the Revolving Period and, if applicable, the
Payment Date immediately after the end of the Revolving Period, the Borrower shall pay to the
Administrative Agent, for the benefit of the Lenders, the allocated portion (based on the unused
Commitment of each Lender) of the Non-Usage Fee.
Section 2.12Increased Costs; Capital Adequacy; Illegality.
(a)If either (i) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any
Applicable Law or (ii) the compliance by the Administrative Agent or any Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), shall (a) subject the Administrative Agent or any Lender to any Tax or increased Tax of any kind whatsoever (other than (A) Indemnified Taxes and (B) Excluded
Taxes) with respect to this Agreement or change the basis of taxation of payments to the Lender in respect thereof with respect to its interest in the Collateral, or any right or obligation to make
Loan Advances hereunder, or on any payment made hereunder, (b) impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of
Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Lender or (c) impose any other condition affecting the ownership interest in the Collateral conveyed to the Secured Parties hereunder or the Administrative Agent’s or any Lender’s rights hereunder or under any other
Transaction Document, the result of which is to increase the cost to the Administrative Agent or any Lender or to reduce the amount of any sum received or receivable by the Administrative
Agent or any Lender under this Agreement or under any other Transaction Document, and in each case the Administrative Agent or such Lender has made a similar determination with respect to other facilities similarly situated other than for the reason of identifiable legal differences between such facilities, then on the Payment Date following demand by the
Administrative Agent or such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand), and in any case the Borrower shall pay directly to the
Administrative Agent or such Lender such additional amount or amounts as will compensate the
Administrative Agent or such Lender for such additional or increased cost incurred or such reduction suffered.
(b)If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by the Administrative

Agent or any Lender with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including compliance by the Administrative Agent or any Lender with any request or directive regarding capital adequacy has or would have the effect of reducing the rate of return on the capital of the Administrative Agent or any Lender as a consequence of its obligations hereunder or arising in connection herewith to a level below that which the Administrative
Agent or any such Lender could have achieved but for such introduction, change or compliance
(taking into consideration the policies of the Administrative Agent or such Lender with respect to capital adequacy) by an amount deemed by the Administrative Agent or such Lender to be material, and in each case the Administrative Agent or such Lender has made a similar determination with respect to other facilities similarly situated other than for the reason of identifiable legal differences between such facilities, then from time to time, on the Payment
Date following demand by the Administrative Agent or such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to the Administrative Agent or such Lender such additional amount or amounts as will compensate the Administrative Agent or such Lender for such reduction; provided that notwithstanding anything in this Section 2.12(b) to the contrary, (x) the Dodd-Frank Wall Street
Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any
successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in law” for the purposes of clause (i) above, regardless of the date enacted, adopted or issued. If the issuance of any amendment or supplement to Interpretation No. 46 or to Statement of Financial Accounting
Standards No. 140 by the Financial Accounting Standards Board or any other change in accounting standards, including GAAP, or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of the Transferor, the Borrower or any Secured Party with the assets and liabilities of the
Administrative Agent or any Lender or shall otherwise impose any loss, cost, expense, reduction of return on capital or other loss, such event shall constitute a circumstance on which the
Administrative Agent or such Lender may base a claim for reimbursement under this Section
2.12.
(c)If as a result of any event or circumstance similar to those described in clause (a) or (b) of this Section 2.12, the Administrative Agent or any Lender is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to the Administrative Agent or such Lender in connection with this
Agreement or the funding or maintenance of Loan Advances hereunder (under other facilities similarly situated other than for the reason of identifiable legal differences between such facilities), then within twenty-two (22) days after demand by the Administrative Agent or such
Lender, the Borrower shall pay to the Administrative Agent or such Lender such additional amount or amounts as may be necessary to reimburse the Administrative Agent or such Lender for any amounts payable or paid by it.
(d)In determining any amount provided for in this Section 2.12, the
Administrative Agent or any applicable Lender may use any reasonable averaging and attribution methods. The Administrative Agent or any Lender making a claim under this Section

2.12 shall submit to the Collateral Manager a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent manifest error.
(e)If a Disruption Event with respect to any Lender occurred, such Lender shall in turn so notify the Borrower, whereupon all Advances Outstanding of the affected Lender in respect of which Interest accrues at the Benchmark shall immediately be converted into
Advances Outstanding in respect of which Interest accrues at the Base Rate.
(f)Failure or delay on the part of the Administrative Agent or any Lender to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of the
Administrative Agent’s or such Lender’s right to demand or receive such compensation.
Notwithstanding anything to the contrary in this Section 2.12, the Borrower shall not be required to compensate the Administrative Agent or any Lender pursuant to this Section 2.12 for any amounts incurred more than six (6) months prior to the date that the Administrative Agent or such Lender notifies the Borrower of the Administrative Agent’s or such Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six (6) month period shall be extended to include the period of such retroactive effect.
(g)Each Lender agrees that it will take such commercially reasonable actions as the Borrower may reasonably request that will avoid the need to pay, or reduce the amount of, any increased amounts referred to in this Section 2.12 or Section 2.13; provided that no Lender shall be obligated to take any actions that would, in the reasonable opinion of such Lender, be disadvantageous to such Lender. In no event will the Borrower be responsible for increased amounts referred to in this Section 2.12 which relates to any other entities to which any Lender provides financing.
(h)The payment of amounts under this Section 2.12 shall be on an after-Tax basis.
(i)Other than with respect to a Benchmark Transition Event (for which reference is made to Section 12.18), if the Administrative Agent reasonably determines (which determination shall be conclusive and binding absent manifest error) that “Daily Simple SOFR”
cannot be determined pursuant to the definition thereof, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the
Borrower, all Loan Advances shall bear interest at the Base Rate in lieu of Daily Simple SOFR, computed as otherwise described herein until the Administrative Agent revokes such notice.
Upon receipt of such notice (and until such notice is revoked by the Administrative Agent in writing to the Borrower), all Advances Outstanding shall bear interest at the Base Rate.
(j)If any Lender determines that any ~~applicable law~~Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any
Lender or its applicable lending office to make, maintain or fund Loan Advances whose interest is determined by reference to Daily Simple SOFR, or to determine to charge interest rates based upon Daily Simple SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), any obligation of such Lender to make or continue Loan Advances that bear interest at Daily Simple SOFR~~,~~ shall be suspended until such Lender notifies the
Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such
Lender (with a copy to the Administrative Agent), prepay (pursuant to Section 2.3(a)) or, if applicable, convert all Loan Advances that bear interest at Daily Simple SOFR~~,~~ of such Lender to Loan Advances that bear interest at the Base Rate, on the Payment Date therefor, if such
Lender may lawfully continue to maintain such Loan Advances that bear interest at Daily Simple
SOFR~~,~~ to such day, or immediately, if such Lender may not lawfully continue to maintain such
Loan Advances that bear interest at Daily Simple SOFR.
Section 2.13Taxes.
(a)Defined Terms. For purposes of this Section 2.13, the term “Applicable
Law” includes FATCA.
(b)Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under this Agreement or any other Transaction Documents shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding
Agent) requires the deduction or withholding of any Tax from any such payment by a
Withholding Agent, then (i) the applicable Withholding Agent shall be entitled to make such deduction or withholding, (ii) the applicable Withholding Agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable
Law, and (iii) if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.13)
the applicable Secured Party receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)Indemnification by the Borrower. The Borrower shall indemnify each applicable Secured Party, within ten (10) days after demand therefor, for the full amount of any
Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.13) payable or paid by such Secured Party or required to be withheld or deducted from a payment to such Secured Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Secured Party (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a
Secured Party, shall be conclusive absent manifest error.
(e)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (x) any Indemnified
Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (y) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.16(b) relating to the maintenance of a Participant
Register and (z) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative
Agent to set off and apply any and all amounts at any time owing to such Lender under this
Agreement or any other Transaction Document or otherwise payable by the Administrative
Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.13(e).
(f)Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.13, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such
Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)Status of Lenders.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative
Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the
Administrative Agent, shall deliver such other documentation prescribed by Applicable
Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections
2.13(g)(ii)(1), (ii)(2) and (ii)(4) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the foregoing:
(1)any Lender that is a U.S. Tax Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(2)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such
Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative
Agent), whichever of the following is applicable:
a.in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed copies of
IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form
W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an
exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
b.executed copies of IRS Form W-8ECI;
c.in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 hereto to the effect that such Foreign Lender is not a “bank” within the meaning of Section
881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower (or its sole owner as applicable) described in Section 881(c)(3)(C) of the Code (a “U.S. Tax
Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or
d.to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form
W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax
Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit
I-3 hereto, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign
Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 hereto on behalf of each such direct and indirect partner;
(3)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such
Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative
Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative
Agent to determine the withholding or deduction required to be made; and
(4)if a payment made to a Lender under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such
Lender were to fail to comply with the applicable reporting requirements of
FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative
Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section
1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such
Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.13(g)(ii)(4),
“FATCA” shall include any amendments made to FATCA after the Effective
Date.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(h)Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.13 (including by the payment of additional amounts pursuant to this Section 2.13), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.13 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant
Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.13(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this
Section 2.13(h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.13(h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.13(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)Survival. Each party’s obligations under this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and Loan Advances and the repayment, satisfaction or discharge of all obligations under any Transaction Document.
Section 2.14Reinvestment; Discretionary Sales, Substitutions and Repurchases
of Loans.
(a)Reinvestment.On the terms and conditions hereinafter set forth as certified in writing to the Administrative Agent and the Collateral Custodian, on any date prior to the Revolving Period End Date (in the case of clause (i) below) or the Termination Date (in the case of clause (ii) below), and without limiting the provisions of Section 2.7 on each
Payment Date, the Borrower may withdraw funds on deposit in the Principal Collection Account for the following purposes:
(i)to reinvest such funds in Loans to be pledged hereunder (a
“Reinvestment”), so long as (1) all applicable conditions precedent set forth in Section
3.2 have been satisfied, (2) each Loan acquired by the Borrower in connection with such reinvestment shall be an Eligible Loan, (3) no Event of Default has occurred and is continuing and, immediately after giving effect to such Reinvestment, no Default or
Event of Default shall have occurred, and (4) immediately after giving effect to such
Reinvestment, there shall not exist a Borrowing Base Deficiency; provided that, notwithstanding anything to the contrary set forth in Section 3.2, in the event a
Borrowing Base Deficiency shall have existed immediately prior to giving effect to such
Reinvestment, the Borrower may effect a Reinvestment so long as, immediately after giving effect to such Reinvestment and any other sale or transfer or other action taken in accordance with Section 2.6 substantially contemporaneous therewith, the Borrowing
Base Deficiency is reduced to zero Dollars ($0); or
(ii)to make payments in respect of the Advances Outstanding at such time in accordance with and subject to the terms of Section 2.3.
Upon the satisfaction of the applicable conditions set forth in Section 2.14(a) (as certified by the Borrower to the Administrative Agent and the Collateral Custodian), the
Collateral Custodian will release funds from the Principal Collection Account to the Borrower in an amount not to exceed the lesser of (A) the amount requested by the Borrower and (B) the amount on deposit in the Principal Collection Account on such day.
(b)Substitutions. The Borrower may, subject to clauses (e) and (f) below, replace any Loan with another Loan (each such sale and reinvestment, a “Substitution”) so long as (i) each substitute Loan acquired by the Borrower in connection with a Substitution shall be an Eligible Loan and (ii) all applicable conditions precedent set forth in Section 3.2 have been satisfied with respect to each Loan to be acquired by the Borrower in connection with such
Substitution.
(c)Discretionary Sales. Upon notice by the Borrower, unless waived by the
Administrative Agent, (with a copy to the Collateral Custodian), the Borrower shall be permitted, subject to clauses (e) and (f) below, to sell Loans (or portions thereof, each, a
“Discretionary Sale”); provided that the Borrower shall make a deposit in the Collection
Account in immediately available funds in an amount equal to the net cash price received by the
Borrower pursuant to any Discretionary Sale promptly upon the Borrower’s receipt of such cash price.
(d)Repurchase or Substitution of Warranty Loans. Not later than five (5)
Business Days following the earlier of (i) knowledge by the Borrower or the Collateral Manager that any Loan constitutes a Warranty Loan or (ii) receipt by the Borrower from the
Administrative Agent of written notice thereof, the Borrower shall either:
(i)make a deposit to the Collection Account in immediately available funds in an amount equal to (A) the Outstanding Balance of the related Loan as of the date of the repurchase, multiplied by (B) the Purchase Price, plus, only with respect to the repurchase of Warranty Loans, any reasonable and documented expenses incurred by the
Secured Parties with respect to such Loan; provided that the Administrative Agent shall have the right to determine whether the amount so deposited is sufficient to satisfy the foregoing requirements; or
(ii)substitute for such Warranty Loan a substitute Eligible Loan, provided that all requirements with respect to Substitutions set forth in this Section 2.14 are satisfied.
Upon receipt of written certification from the Borrower certifying to the confirmation of the deposit of the amounts set forth in Section 2.14(d)(i) into the Collection
Account or the delivery by the Borrower of a substitute Eligible Loan for each Warranty Loan
(the date of such confirmation or delivery, the “Release Date”), such Warranty Loan and related
Underlying Assets shall be removed from the Collateral and, as applicable, the substitute
Eligible Loan and related Underlying Assets shall be included in the Collateral. On the Release
Date of each Warranty Loan, the Collateral Custodian, for the benefit of the Secured Parties, shall automatically and without further action be deemed to release to the Borrower, without recourse, representation or warranty, all the right, title and interest and any Lien of the
Administrative Agent, for the benefit of the Secured Parties in, to and under the Warranty Loan and any related Underlying Assets and all future monies due or to become due with respect thereto; provided that, notwithstanding the foregoing or anything herein to the contrary, upon the request of the Borrower, the Administrative Agent may, in its sole discretion, waive the requirement to repurchase or substitute any Loan pursuant to this Section 2.14(d).
(e)Conditions to Sales, Substitutions and Repurchases. Any Discretionary
Sale or sale pursuant to a Substitution effected pursuant to this Section 2.14 shall be subject to the satisfaction of the following conditions:

(i)on or prior to the date of such Discretionary Sale or sale pursuant to a
Substitution (or such later date as may be agreed by the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent (with a copy to the
Collateral Custodian) (x) a Borrowing Base Certificate that gives effect to such
Discretionary Sale or sale pursuant to a Substitution, (y) a list of all Loans to be sold or substituted (which may be included in the Borrowing Base Certificate referenced in clause (x)) and (z) notice of any amount to be deposited into the Collection Account in connection with any sale or Substitution (which may be included in the Borrowing Base
Certificate referenced in clause (x));
(ii)[reserved];
(iii)[reserved];
(iv)the representations and warranties contained in ~~Section~~Sections 4.1 and
4.2 hereof shall continue to be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects, and except for those representations and warranties made as of a specific date which are true, correct, and complete as of such date) following any sale or Substitution, except to the extent any such representation or warranty relates to an earlier date;
(v)any repayment of Advances Outstanding in connection with any sale or
Substitution of Loans hereunder shall comply with the requirements set forth in Section
2.3;
(vi)any Discretionary Sale or sale in connection with a Substitution shall be made by the Collateral Manager, on behalf of the Borrower, in a transaction (1) reflecting arms-length market terms and (2) in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to such sale (other than that the Borrower has good title thereto, free and clear of all
Liens and has the right to sell the related Loan) (and the parties agree that the assignment agreement form attached as an exhibit to the applicable Underlying Instrument (solely to the extent such assignment agreement form (x) is reasonable and customary for a credit facility of the type to which such sale relates and (y) does not contain atypical or unusually burdensome covenants or representations and warranties in respect of the
Borrower, in each case, in the Collateral Manager’s reasonable and good faith discretion)
or any LSTA form of participation agreement shall satisfy this clause (2)); provided that if an Event of Default has occurred and is continuing or a Default would exist after giving effect thereto, any Discretionary Sale or sale in connection with a Substitution to an Affiliate of the Borrower shall require the prior written consent of the Administrative
Agent in its reasonable discretion; provided further that, the Administrative Agent’s prior written consent shall not be required for any such Discretionary Sale or sale in connection with a Substitution that satisfies the requirement of clause (C) of Section
2.14(e)(vii).

(vii)(A) no Collateral Manager Termination Event, Default or Event of Default
shall have occurred and be continuing and, immediately after giving effect to any
Discretionary Sale or Substitution, as applicable, no Collateral Manager Termination
Event, Default or Event of Default shall have occurred; (B) notwithstanding anything set forth in this Section 2.14, immediately after giving effect to any Discretionary Sale or
Substitution, as applicable, there shall not exist a Borrowing Base Deficiency; provided that, notwithstanding the foregoing or anything to the contrary set forth in Section 3.2, in the event a Borrowing Base Deficiency shall have existed immediately prior to giving effect to a Substitution, such Borrower may effect such Substitution so long as, immediately after giving effect to such Substitution and any other sale or transfer or other action taken in accordance with Section 2.6 substantially contemporaneous therewith, the
Borrowing Base Deficiency shall be reduced to zero ($0); and (C) unless consented to by the Administrative Agent in its sole discretion, (x) the net cash price received by the
Borrower pursuant to any Discretionary Sale, shall be equal to or greater than the
Adjusted Borrowing Value of the Loan sold in connection with such Discretionary Sale;
provided that, solely for the purpose of determining if this clause (C) has been satisfied, with respect to any Loan for which the net cash price received by the Borrower equals or exceeds ninety-five percent (95.0%) of the Outstanding Balance thereof, the net cash price received by the Borrower shall be treated as if it were one hundred percent
(100.0%) of the Outstanding Balance of such Loan and (y) the Adjusted Borrowing
Value of the substitute Loan acquired by the Borrower in connection with any
Substitution shall be equal to or greater than the Adjusted Borrowing Value of the Loan sold or otherwise transferred in connection with such Substitution; and
(viii)the Borrower and Collateral Manager (on behalf of the Borrower) shall pay an amount equal to all accrued and unpaid costs and expenses (including reasonable legal fees) of the Administrative Agent, the Lenders and the Collateral Custodian in
connection with any such sale, Substitution or repurchase (including, but not limited to, expenses incurred in connection with the release of the Lien of the Administrative Agent on behalf of the Secured Parties and any other party having an interest in the Loan in connection with such sale, Substitution or repurchase).
(f)Limitations on Sales, Substitutions and Repurchases.
(i)The aggregate Outstanding Balance of all Loans (other than Zero Value
Assets transferred in accordance with Section 2.14(f)(ii) below and Warranty Loans)
which are transferred by the Borrower to the Transferor or an Affiliate thereof in connection with a Substitution, a Discretionary Sale or the transfer to the Transferor pursuant to a Restricted Payment shall not exceed during any 12-month rolling period (or such lesser number of months as shall have elapsed since the Effective Date) in the aggregate twenty percent (20.00%) of the Net Purchased Loan Balance measured as of the date of such Substitution, Discretionary Sale or Restricted Payment.
(ii)Notwithstanding the limitations set forth in Section 2.14(f)(i) and Section
2.14(e)(vi)(1), and subject to satisfaction of all other applicable requirements set forth in this Section 2.14 or elsewhere in this Agreement (other than the requirement that the

Borrower deliver a Borrowing Base Certificate in accordance with Section 2.14(e)(i) and
Section 2.14(b)(ii) (via Section 3.2(a)), so long as no Default would exist after giving effect thereto or Event of Default has occurred and is continuing, during the Revolving
Period, or, after the Revolving Period End Date, with the consent of the Administrative
Agent, the Borrower may transfer Loans that are Zero Value Assets to the Transferor or an Affiliate thereof in connection with a Substitution, a Discretionary Sale or other transfer to the Transferor pursuant to a Restricted Payment without regard to the limitation set forth in Section 2.14(f)(i); provided however, that such transfer may not cause the sale of Loans pursuant to the Transaction Documents to fail to qualify as a true sale such that Winston & Strawn LLP or another legal counsel of national standing could no longer render a customary true sale opinion with respect thereto.
(g)Notices to Lenders. If requested by a Lender, the Administrative Agent shall provide such Lender with copies of any notices and other materials received by the
Administrative Agent pursuant to this Section 2.14 in connection with any sale, Substitution, or repurchase of Loans. The Borrower (or the Collateral Manager, on its behalf) shall deliver an
Officer’s Certificate to the Collateral Custodian, (provided that delivery of a Reinvestment
Notice and a Borrowing Base Certificate on the Measurement Date immediately following such
Transaction shall satisfy this requirement) on which it may conclusively rely, to the effect that all conditions precedent to such sale, Substitution or repurchase of Loans, as the case may be, have been satisfied.
Section 2.15Assignment of the Sale Agreement.
The Borrower hereby assigns to the Administrative Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower’s right, title and interest in and to, but none of its obligations under, the Sale Agreement and any UCC financing statements filed under or in connection therewith to secure the prompt and complete payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the Borrower arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, absolute or contingent. In furtherance and not in limitation of the foregoing, the Borrower hereby assigns to the
Administrative Agent for the benefit of the Secured Parties its right to indemnification under the
Sale Agreement. The Borrower confirms that, following the occurrence and during the continuation of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, shall have the right to enforce the Borrower’s rights and remedies under the Sale Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the
Secured Parties.
Section 2.16Defaulting Lenders.
(a)Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a
Defaulting Lender, to the extent permitted by Applicable Law:

(i)That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section
12.1.
(ii)Any payment of principal, interest, fees or other amounts received by the
Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the
Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan Advance in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative
Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loan Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders, as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the
Borrower as a result of any judgment of a court of competent jurisdiction obtained by the
Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loan Advances in respect of which that Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the
Loan Advances of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loan Advances of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.16 shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
(b)If the Borrower and the Administrative Agent agree in writing that a
Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative
Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of Advances Outstanding of the other Lenders or take such other actions as the
Administrative Agent may determine to be necessary to cause the Loan Advances to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that
Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 2.17Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or requires the Borrower to pay any additional amount to any
Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loan Advances hereunder or assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future and (ii) would not otherwise be disadvantageous to such Lender. Upon receipt of such estimate, the Borrower may approve the proposed designation or assignment, in which case the Lender shall use reasonable efforts to effect the same. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such approved designation or assignment.
(b)Replacement of Lenders. If any Lender (other than Ally Bank) requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section
2.13, or if any Lender is a Defaulting Lender hereunder, or if any Lender does not consent to any amendment or modification (including in the form of a consent or waiver) that requires the approval of all or all affected Lenders in accordance with the terms of Section 12.1 which is approved by the Borrower, the Administrative Agent and the Required Lenders, then the
Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative
Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.16), all of its interests, rights and obligations under this Agreement and the other Transaction Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a
Lender accepts such assignment); provided that:
(i)such assigning Lender shall have received payment of an amount equal to the outstanding principal of its Loan Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(ii)in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section
2.13, such assignment will result in a reduction in such compensation or payments thereafter; and
(iii)such assignment does not conflict with Applicable Law.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the
Borrower to require such assignment and delegation cease to apply.

Section 2.18Increase of Commitment; Facility Amount.
(a)At any time during the Revolving Period, provided that no Event of
Default has occurred and is continuing, the Commitment for any Lender may be increased (or a
Commitment of a new Lender may be added) in connection with a corresponding increase in the
Facility Amount upon the written request of the Borrower with the prior written consent of the
Administrative Agent and such Lender (and with notice to the Collateral Custodian) (an
“Increased Commitment”); provided that, (i) following such Increased Commitment, the Facility
Amount shall not exceed $750,000,000 (or such higher amount as agreed to by the
Administrative Agent), and (ii) any increase in the Facility Amount shall be in a minimum amount of $25,000,000. Except for upfront fees payable to Lenders providing any Increased
Commitment, any such Increased Commitment shall be on the same terms (including the pricing and maturity date) as, and pursuant to the documentation applicable to, the Commitments provided pursuant to the Agreement as of the Effective Date. Prior to, or on the date of, the effectiveness of any such Increased Commitment, if requested by the Administrative Agent or any increasing or new Lender, the Borrower shall execute and deliver to the applicable Lender a revised Note in an aggregate face amount equal to such Lender’s revised Commitment. The
Borrower hereby confirms that each Lender, in its sole and absolute discretion, without regard to the value or performance of the facility documented hereby or any other factor, may elect not to increase its Commitment. Upon such increase, Annex B hereto shall be deemed to be revised to reflect such increase in each increasing Lender’s Commitment.
(b)In connection with such increase and with the written consent of the
Administrative Agent (in its sole discretion), the Borrower may add additional Persons as
Lenders. Each additional Lender shall become a party hereto by executing and delivering to the
Administrative Agent and the Borrower a Joinder Supplement and a Transferee Letter.
ARTICLE III
CONDITIONS TO THE EFFECTIVE DATE AND LOAN ADVANCES
Section 3.1Conditions to Effective Date.
No Lender and neither the Administrative Agent nor the Collateral Custodian
shall be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing, by the
Administrative Agent:
(a)This Agreement and the other Transaction Documents shall have been duly executed by, and delivered to, the parties hereto and thereto, and the Administrative Agent shall have received such other documents, instruments, agreements and legal opinions as the
Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement;
(b)The Administrative Agent shall have received satisfactory evidence that the Borrower, the Transferor and the Collateral Manager have obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby;
(c)The Borrower and the Collateral Manager shall each have delivered to the
Administrative Agent a certification in the form of Exhibit D, and such certification shall, with respect to the Borrower, include a representation that the Borrower has neither incurred nor suffered to exist any Indebtedness as of the Effective Date (for the avoidance of doubt, other than Indebtedness incurred hereunder);
(d)The Borrower and the Collateral Manager shall each have delivered to the
Administrative Agent a certificate as to whether such entity is Solvent in the form of Exhibit C;
(e)The Borrower and Collateral Manager shall have delivered to the
Administrative Agent certification that no Default, Event of Default, Change of Control or
Collateral Manager Termination Event has occurred and is continuing;
(f)The Administrative Agent shall have received the executed legal opinion or opinions of Winston & Strawn LLP, counsel to the Loan Parties, covering (A) authority, (B)
enforceability of this Agreement and the other Transaction Documents, (C) true sale and non-consolidation matters and (D) UCC, perfection and other customary matters; in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion;
(g)The Administrative Agent shall have received the executed legal opinion or opinions of Locke Lord LLP, counsel to the Collateral Custodian, covering (A) authority, (B)
enforceability of this Agreement and the other Transaction Documents, and (C) other closing matters; in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion;
(h)The Borrower and the Administrative Agent shall have executed the Fee
Letter, and the Borrower shall have paid all fees due and unpaid under the Fee Letter;
(i)The Borrower and the Collateral Custodian shall have executed the
Collateral Custodian Fee Letter, and the Borrower shall have paid all fees due and unpaid under the Collateral Custodian Fee Letter;
(j)Upon request, each applicable Lender shall have received a duly executed copy of its Note, in a principal amount equal to the Commitment of the Lender;
(k)The Administrative Agent shall have received a secretary’s certificate of each Loan Party (i) that includes a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, manager(s) or member(s) of such Loan Party, as applicable, authorizing (A) the execution, delivery and performance of this
Agreement and the other Transaction Documents to which it is a party, and (B) the borrowings contemplated hereunder, and a certification that such resolutions have not been amended, modified, revoked or rescinded, (ii) that includes a copy of the Governing Documents of such
Loan Party and a certification that, except as disclosed therein, there has not been any amendment, modification or supplement to such Governing Documents, (iii) that includes a certification as to the incumbency and signature of the officers of such Loan Party executing any

Transaction Document and (iv) that includes certificates dated as of a recent date from the
Secretary of State or other appropriate authority, evidencing the good standing of such Loan
Party in the jurisdiction of its organization, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall be executed by a corporate secretary or
Responsible Officer of such Loan Party;
(l)The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of each Loan Party, and bankruptcy and pending lawsuits with respect to the Loan Parties and the results of such search shall be satisfactory to the Administrative Agent;
(m)The Administrative Agent shall have received (i) all documentation and other information requested by the Administrative Agent in its sole discretion and/or required by regulatory authorities with respect to the Borrower and the Collateral Manager under applicable
“know your customer” and anti-money laundering rules and regulations, including the USA
Patriot Act, and (ii) a Beneficial Ownership Certification with respect to the Borrower, in each case, in form and substance reasonably satisfactory to the Administrative Agent;
(n)The results of the due diligence procedures, as carried out by the
Administrative Agent, are satisfactory to the Administrative Agent, in its reasonable discretion;
(o)The representations and warranties contained in Section 4.1 and Section
4.2 are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of the Effective
Date (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects as of such date);
(p)[Reserved];
(q)[Reserved]; and
(r)All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the
Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.
Section 3.2Conditions Precedent to All Loan Advances and Acquisitions of
Loans.
Each Loan Advance and Swingline Advance under this Agreement, each
Reinvestment of Principal Collections pursuant to Section 2.14(a)(i)~~,~~ and each acquisition of
Loans in connection with a Substitution pursuant to Section 2.14(b) (each, a “Transaction”) shall be subject to the further conditions precedent that:

(a)With respect to any Loan Advance or Swingline Advance, the Collateral
Manager on the Borrower’s behalf shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian), by not later than the deadline set forth in Section 2.2(c) (or such shorter period as may be agreed to by the Administrative Agent and each Lender), a Funding
Notice in the form of Exhibit A-1 and a Borrowing Base Certificate updated to the date such
Transaction is requested and giving pro forma effect to such Transaction, executed by the
Collateral Manager and the Borrower;
(b)With respect to any Reinvestment of Principal Collections permitted by
Section 2.14(a)(i) and each acquisition of Loans in connection with a Substitution pursuant to
Section 2.14(b), the Collateral Manager on the Borrower’s behalf shall have delivered to the
Administrative Agent (with a copy to the Collateral Custodian), no later than 12:00 p.m. on the date of such Transaction, a Reinvestment Notice in the form of Exhibit A-3 and a Borrowing
Base Certificate updated to the date such Transaction is requested and giving pro forma effect to such Transaction, executed by the Collateral Manager and the Borrower;
(c)On the date of such Transaction the following shall be true and correct, and the Borrower and the Collateral Manager shall have certified in the related Borrower’s
Notice that all conditions precedent to the requested Transaction have been satisfied and shall thereby be deemed to have certified that:
(i)The representations and warranties contained in Section 4.1 and Section
4.2 are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects)
on and as of each Advance Date (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects);
(ii)No event has occurred and is continuing, or would result from such
Transaction or from the application of proceeds thereof, that constitutes an Event of
Default, Default (unless such Default is cured by the related Transaction as permitted by
Section 2.14 (other than a Loan Advance)), Change of Control or Collateral Manager
Termination Event;
(iii)On and as of such day, immediately after giving effect to such
Transaction, the Advances Outstanding does not exceed the Availability (or, to the extent permitted under Section 2.14, that any existing Borrowing Base Deficiency is reduced to zero); and
(iv)No Applicable Law shall prohibit or enjoin the making of such Loan
Advance by any Lender or the proposed acquisition of Loans (if any);
(d)(i) With respect to any Loan Advance or Swingline Advance under this
Agreement or any Reinvestment of Principal Collections pursuant to Section 2.14(a)(i), the
Revolving Period End Date shall not have occurred and (ii) with respect to any Transaction, the
Termination Date shall not have occurred;

(e)[reserved];
(f)The Borrower and Collateral Manager shall have delivered to the
Administrative Agent (and, if applicable, to Collateral Custodian) all reports required to be delivered as of the date of such Transaction (including all deliveries required by Section 2.2);
(g)If a Loan Advance is made on the Effective Date, the Borrower shall have paid all fees then required to be paid and, without duplication of Section 2.11, shall have reimbursed the Lenders, the Collateral Custodian and the Administrative Agent for all fees, costs and expenses then required to be paid in connection with the closing of the transactions contemplated hereunder and under the other Transaction Documents, including the reasonable attorney fees and any other legal and document preparation costs incurred by the Lenders, the
Collateral Custodian and the Administrative Agent, in each case to the extent invoiced prior to the Effective Date; and
(h)The Borrower shall have delivered to the Administrative Agent an
Officer’s Certificate (which may be part of the applicable Borrower’s Notice) certifying that each of the foregoing conditions precedent has been satisfied.
Section 3.3Custodianship; Transfer of Loans and Permitted Investments.
(a)The Collateral Custodian shall hold all Certificated Securities and
Instruments delivered to it as Collateral in accordance with the terms hereof in physical form at the Custody Facilities or at such other location identified to the Administrative Agent and the
Borrower. Any successor Collateral Custodian shall be a state or national bank or trust company which is not an Affiliate of the Borrower and which is a Qualified Institution.
(b)In connection with each Loan Advance, unless otherwise waived by the
Administrative Agent in its sole discretion, (i) the Borrower (or the Collateral Manager on its
behalf) shall have delivered to the Collateral Custodian, no later than 11:00 a.m. (New York City
Time) on the Advance Date, (a) a Loan Checklist and a copy of the loan agreement, credit agreement, indenture or other principal agreement pursuant to which the Loan has been issued or created with respect to each Loan proposed to be pledged as Collateral by the Borrower in connection with such Transaction, (b) in the case of a Noteless Loan, a copy of each transfer document or instrument relating to such Noteless Loan evidencing the assignment of such
Noteless Loan to the Borrower and (ii) within five (5) Business Days following any related
Advance Date with respect to any Loan, the Borrower shall deliver all other Required Loan
Documents with respect to each Loan pledged as Collateral by the Borrower in connection with such Transaction.
(c)Each time that the Borrower (or the Collateral Manager on behalf of the
Borrower) shall direct or cause the acquisition of any Loan or Permitted Investment, the
Borrower shall (or the Collateral Manager on behalf of the Borrower), if such Permitted
Investment or, in the case of a Loan, the related promissory note or, with respect to a Noteless
Loan, an assignment agreement (or credit agreement if such Loan was originated by the
Borrower) has not already been delivered to the Collateral Custodian in accordance with the requirements set forth in clause (a) of the definition of “Required Loan Documents” and the preceding paragraph, cause the delivery of such Permitted Investment or, in the case of a Loan, the related promissory note or, with respect to a Noteless Loan, assignment or credit documentation in accordance with the requirements set forth in clause (a) of the definition of
“Required Loan Documents” (or, if such Loan was originated by the Borrower, the related credit agreement) to the Collateral Custodian at the Custody Facilities.
(d)The Borrower (or the Collateral Manager on behalf of the Borrower) shall direct that the Collateral Custodian cause all Collateral acquired by the Borrower that constitutes
Financial Assets to be credited to the Collateral Account, and shall cause all Loans and
Permitted Investments acquired by the Borrower to be delivered to the Collateral Custodian by one of the following means (and shall take any and all other actions necessary to create and perfect in favor of the Administrative Agent a valid security interest in each Loan and Permitted
Investment, which security interest shall be senior to that of any other creditor of the Borrower
(whether now existing or hereafter acquired) (other than pursuant to Permitted Liens)):
(i)in the case of an Instrument or a Certificated Security represented by a
Security Certificate in registered form by having it Indorsed to the Collateral Custodian or in blank by an effective Indorsement or registered in the name of the Administrative
Agent and by (A) delivering such Instrument to the Collateral Custodian or delivering such Security Certificate to the Collateral Custodian at the Custody Facilities (or at such other location identified to the Administrative Agent and the Borrower) and (B) causing the Collateral Custodian to maintain (on behalf of the Administrative Agent) continuous possession of such Instrument or Security Certificate at the Custody Facilities (or at such other location identified to the Administrative Agent and the Borrower);
(ii)in the case of an Uncertificated Security, by (A) causing the
Administrative Agent to become the registered owner of such Uncertificated Security and
(B) causing such registration to remain effective;
(iii)in the case of any Security Entitlement, by causing each such Security
Entitlement to be credited to a Securities Account in the name of the Borrower pursuant to the Account Control Agreement; and
(iv)in the case of General Intangibles (including any Loan or Permitted
Investment not evidenced by an Instrument) by filing, maintaining and continuing the effectiveness of, a financing statement naming the Borrower as debtor and the
Administrative Agent as secured party and describing the Loan or Permitted Investment
(as the case may be) as the collateral at the filing office of the Secretary of State of the
State of Delaware (it being understood that a UCC financing statement describing the collateral as “all assets of the Borrower” or words of similar effect will be deemed to satisfy the requirements of this clause (iv) in the case of any General Intangibles to be delivered by the Borrower).
(e)The security interest of the Administrative Agent in any Collateral disposed of in a transaction permitted by this Agreement shall, immediately and without further action on the part of the Administrative Agent, be released and the Collateral Custodian shall immediately release such Collateral to, or as directed by, the Borrower.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Section 4.1Representations and Warranties of the Borrower.
The Borrower represents and warrants as follows as of the Effective Date, each
Funding Date, and as of each other date provided under this Agreement or the other Transaction
Documents to which it is a party on which such representations and warranties are required to be
(or deemed to be) made:
(a)Organization and Good Standing. The Borrower has been duly organized, and is validly existing as a limited liability company in good standing, under the laws of the
State of Delaware, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and sell the Collateral.
(b)Due Qualification. The Borrower ~~is~~ (i) is duly qualified to do business and is in good standing as a limited liability company in its jurisdiction of formation, and (ii) has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified, licensed or approved could not reasonably be expected to have a Material Adverse Effect.
(c)Power and Authority; Due Authorization; Execution and Delivery. The
Borrower (i) has all necessary limited liability company power, authority and legal right to (a)
execute and deliver each Transaction Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary limited liability company action, the execution, delivery and performance of each Transaction
Document to which it is a party and the transfer and assignment of an ownership and security interest in the Collateral on the terms and conditions herein provided. This Agreement and each other Transaction Document to which the Borrower is a party have been duly executed and delivered by the Borrower.
(d)Binding Obligation. Each Transaction Document to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity.
(e)No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not
(i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Governing Documents of the
Borrower or any Contractual Obligation of the Borrower, (ii) result in the creation or imposition of any Lien (other than the security interest granted to the Administrative Agent, on behalf of the

Secured Parties, pursuant to this Agreement, and Liens described in clause (f) of the definition of
“Permitted Liens”) upon any of the Borrower’s properties pursuant to the terms of any such
Contractual Obligation, or (iii) violate any Applicable Law.
(f)Agreements. The Borrower is not a party to any agreement or instrument or subject to any limited liability company restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. The Borrower is not a party to or otherwise subject or has any of its property that is subject to any indenture or other agreement or instrument evidencing Indebtedness of the Borrower, or any other agreement or instrument where a default could reasonably be expected to result in a Material Adverse Effect.
(g)No Proceedings. (i) As of the Effective Date, there is no litigation, proceeding or investigation pending or, to the knowledge of the Borrower, threatened against the
Borrower, before any Governmental Authority, and, (ii) as of any date thereafter, there is no litigation, proceeding or investigation pending or, to the knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (x) asserting the invalidity of any
Transaction Document to which the Borrower is a party, (y) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the Borrower is a party or (z) that could reasonably be expected to have a Material Adverse
Effect.
(h)All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any)
required for the due execution, delivery and performance by the Borrower of each Transaction
Document to which the Borrower is a party have been obtained, except where the failure to obtain such approval, authorization, consent, order, license, filing or other action could not reasonably be expected to have a Material Adverse Effect.
(i)Bulk Sales. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require compliance with any “bulk sales” act or similar law by the Borrower.
(j)Solvency. The Borrower is not the subject of any Insolvency Proceedings or Insolvency Event. The transactions under the Transaction Documents to which the Borrower is a party do not and will not render the Borrower not Solvent.
(k)Taxes.
(i)The Borrower is and has always been treated as a disregarded entity of the
Transferor for U.S. federal income tax purposes and no election has been filed by the
Borrower to be treated as a corporation for U.S. federal income tax purposes. The
Borrower will, unless otherwise required by ~~applicable law~~Applicable Law, treat the
Loan Advances and Notes as indebtedness for U.S. federal income tax purposes.
(ii)Transferor will be treated as either a disregarded entity or a partnership for
U.S. federal income tax purposes and no election has been filed by the Transferor to be treated as a corporation for U.S. federal income tax purposes.

(iii)Each of the Borrower and the Transferor has timely filed or caused to be timely filed (taking into account valid extensions of the time for filing) all material Tax returns required to be filed by it and has timely paid all material Taxes due, except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP.
(l)Exchange Act Compliance; Regulations T, U and X. None of the
transactions contemplated herein or in the other Transaction Documents to which it is a party
(including the use of the proceeds from the transfer of the Collateral) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including
Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R.,
Chapter II. The Borrower does not own or intend to carry or purchase, and no proceeds from the
Loan Advances will be used to carry or purchase, any “margin stock” within the meaning of
Regulation U or to extend “purpose credit” within the meaning of Regulation U.
(m)Security Interest.
(i)This Agreement creates a valid and continuing security interest (as defined in the UCC as in effect from time to time in the State of New York) in the
Collateral in favor of the Administrative Agent, on behalf of the Secured Parties, which security interest is validly perfected under Article 9 of the UCC and is prior to all other
Liens other than Permitted Liens, and is enforceable as such against creditors of and purchasers from the Borrower;
(ii)this Agreement constitutes a security agreement within the meaning of
Section 9-102(a)(~~73~~74) of the UCC as in effect from time to time in the State of New
York.;
(iii)the Collateral is comprised of “instruments”, “general intangibles”,
“certificated securities”, “security entitlements”, “uncertificated securities”, “deposit accounts”, “securities accounts”, “investment property” and “proceeds” (each as defined in the applicable UCC) and such other categories of collateral under the applicable UCC as to which the Borrower has complied with its obligations under this Section 4.1(m);
(iv)with respect to Collateral that constitutes Deposit Accounts:
(1)the Borrower has taken all steps necessary to enable the
Administrative Agent to obtain “control” (within the meaning of the UCC as in effect from time-to-time in the State of New York) with respect to each such
Account; and
(2)such Accounts are not in the name of any Person other than the
Borrower, subject to the Lien of the Administrative Agent. The Borrower has
not instructed the depository bank of any Account to comply with the instructions of any Person other than the Administrative Agent; provided that, until the Administrative Agent delivers a Notice of Exclusive Control, the
Borrower and the Collateral Manager may cause cash in such Accounts to be invested in Permitted Investments, and the proceeds thereof to be distributed in accordance with this Agreement.;
(v)with respect to Collateral that constitutes Security Entitlements:
(1)all of such Security Entitlements have been credited to an
Account that is a Securities Account and the securities intermediary for each such Securities Account has agreed to treat all assets credited to such Account as Financial Assets within the meaning of the UCC as in effect from time-to-time in the State of New York;
(2)the Borrower has taken all steps necessary to enable the
Administrative Agent to obtain “control” (within the meaning of the UCC as in effect from time-to-time in the State of New York) with respect to each
Account that is a Securities Account; and
(3)the Accounts that are Securities Accounts are not in the name of any Person other than the Borrower, subject to the Lien of the Administrative
Agent. The Borrower has not instructed the securities intermediary of any
Account that is a Securities Account to comply with the entitlement order of any Person other than the Administrative Agent; provided that, until the
Administrative Agent delivers a Notice of Exclusive Control, the Borrower and the Collateral Manager may cause cash in the Accounts that are Securities
Accounts to be invested in Permitted Investments, and the proceeds thereof to be distributed in accordance with this Agreement~~.~~;
(vi)all Accounts (other than the Collateral Account) constitute “deposit accounts” as defined in Section 9-102 of the UCC as in effect from time-to-time in the
State of New York and the Collateral Account constitutes a “securities account” as defined in the Section 8-501(a) of the UCC as in effect from time-to-time in the State of
New York;
(vii)the Borrower owns and has good and marketable title to the Collateral free and clear of any Lien of any Person (other than Permitted Liens);
(viii)the Borrower has received all consents and approvals required by the terms of any Loan to the granting of a security interest in the Loans hereunder to the
Administrative Agent, on behalf of the Secured Parties;
(ix)the Borrower has taken all necessary steps to authorize the Administrative
Agent to file all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in that portion of the Collateral in which a security interest may be perfected by filing pursuant to Article 9 of the UCC as in effect in the Borrower’s jurisdiction of organization;
(x)upon the delivery to the Collateral Custodian of all Collateral constituting
“instruments” and “certificated securities” (as defined in the UCC as in effect from time to time in the jurisdiction where the Corporate Trust Office is located), the crediting of all Collateral that constitutes Financial Assets (as defined in the UCC as in effect from time to time in the State of New York) to an Account and the filing of the financing statements described in this Section 4.1(m) in the jurisdiction in which the Borrower is located, such security interest shall be a valid and first priority (subject to Permitted
Liens) perfected security interest in that portion of the Collateral in which a security interest may be created under Article 9 of the UCC as in effect from time to time in the
State of New York;
(xi)other than Liens described in clause (f) of “Permitted Liens” and the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of any collateral included in the Collateral other than any financing statement (A) relating to the security interest granted to the Borrower under the
Sale Agreement, or (B) that has been terminated and/or fully and validly assigned to the
Administrative Agent on or prior to the date hereof. There are no judgments or tax lien filings against the Borrower;
(xii)all original executed copies of each underlying promissory note that constitute or evidence each Loan have been or, subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian;
(xiii)none of the underlying promissory notes that constitute or evidence the
Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Administrative Agent on behalf of the
Secured Parties;
(xiv)with respect to Collateral that constitutes a “certificated security,” such certificated security has been delivered to the Collateral Custodian on behalf of the
Administrative Agent and, if in registered form, has been specially Indorsed to the
Collateral Custodian or in blank by an effective Indorsement or has been registered in the name of the Administrative Agent upon original issue or registration of transfer by the
Borrower of such certificated security; and
(xv)with respect to Collateral that constitutes an Uncertificated Security, the
Borrower has caused the Administrative Agent to gain “control” of such Collateral pursuant to Section 8-106(c) of the UCC and such control remains effective.
(n)Reports Accurate. All information, exhibits, financial statements, documents, books, records or reports relating to the Borrower furnished to the Administrative
Agent, the Collateral Custodian or any Lender by any Loan Party in connection with this
Agreement are true, complete and correct in all material respects (or, (A) in the case of general economic data, industry ~~information or~~ information, or if not prepared by or under the direction of the Borrower, true and correct in all material respects to the knowledge of the Borrower after reasonable inquiry under the circumstances or (B) in the case of any projections and forward-looking information, such has been prepared in good faith and is reasonable in light of information available to the Borrower at the relevant time).
(o)Location of Offices. The Borrower’s location (within the meaning of
Article 9 of the UCC) is, and at all times has been, the State of Delaware. The Borrower has not changed its name (whether by amendment of its certificate of formation, by reorganization or otherwise) or its jurisdiction of organization and has not changed its location within the four (4)
months preceding the Effective Date, in each case other than any change of name or other corporate change for which notice has been duly provided pursuant to Section 5.1(o)(vii).
(p)Legal Name. Each Loan Party’s exact legal name is, and at all times has been the name as set forth on Schedule I hereto.
(q)Sale Agreement. The Sale Agreement (and any underlying assignment agreements) are the only agreements pursuant to which the Borrower purchases Collateral from the Transferor, unless such purchase is made pursuant to a transaction otherwise permitted hereunder.
(r)Value Given. The Borrower has given reasonably equivalent value to the
Transferor or the applicable seller of each Loan in consideration for the transfer to the Borrower of each Loan, and no such transfer has been made for or on account of an antecedent debt, and no such transfer is or may be voidable or subject to avoidance under any section of the
Bankruptcy Code.
(s)Accounting. The Borrower accounts for the transfers to it of interests in
Collateral as acquisitions of such Collateral for financial accounting purposes and for legal purposes on its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.
(t)Special Purpose Entity. The Borrower has not and shall not:
(i)engage in any business or activity other than the purchase, receipt and management of Collateral, the transfer and pledge of Collateral pursuant to the terms of the Transaction Documents, the sale of Collateral as permitted hereunder, the entry into and the performance under the Transaction Documents and such other activities as are incidental thereto;
(ii)acquire or own any assets other than (a) the Collateral or (b) incidental property as may be necessary for the operation of the Borrower and the performance of its obligations under the Transaction Documents;
(iii)merge into or consolidate with any Person or dissolve, wind-up, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets (other than in accordance with the provisions hereof), without in each case first obtaining the prior written consent of the Administrative Agent, or except as permitted by this Agreement, change its legal structure, or jurisdiction of formation;

(iv)fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, amend, modify, terminate or fail to comply with the provisions of its operating agreement except as otherwise permitted pursuant to Section 5.2(h), or fail to observe limited liability company formalities;
(v)form, acquire or own any Subsidiary, own any equity interest in any other entity (other than any Equity Security received in exchange for a defaulted Loan or portion thereof in connection with an insolvency, bankruptcy, reorganization, debt restructuring or workout of the Obligor thereof), or make any Investment in any Person
(other than Permitted Investments) without the prior written consent of the
Administrative Agent;
(vi)commingle its assets with the assets of any of its Affiliates, or of any other
Person;
(vii)incur any Indebtedness, secured or unsecured, direct or contingent
(including guaranteeing any obligation), other than Indebtedness to the Secured Parties hereunder or in conjunction with a repayment of all Loan Advances owed to the Lenders and a termination of all the Commitments;
(viii)fail to pay its debts and liabilities from its assets as the same shall become due;
(ix)fail to maintain its records, books of account and bank accounts separate and apart from those of any other Person;
(x)enter into any contract or agreement with any Person, except (a) the
Transaction Documents and (b) other contracts or agreements that are upon terms and conditions that are commercially reasonable and that would be available on an arms-length basis with third parties other than such Person;
(xi)seek its dissolution, termination, liquidation or winding up in whole or in part;
(xii)fail to correct any known misunderstandings regarding the separate identity of the Borrower, the Transferor or any other Person;
(xiii)guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person;
(xiv)fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (a) to mislead others as to the identity of the Person with which such other party is transacting business, or (b) to suggest that it is responsible for the debts of any third party
(including any of its principals or Affiliates);

(xv)fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
(xvi)divide or permit any division of the Borrower;
(xvii)except as may be required or permitted by the Code and regulations or other applicable state or local tax law, hold itself out as or be considered as a department or division of (a) any of its principals or Affiliates, (b) any Affiliate of a principal or (c)
any other Person;
(xviii)fail to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person; provided, however, that the Borrower’s assets may be included in a consolidated financial statement of its Affiliate; provided that
(a) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Borrower from such Affiliate and to indicate that the
Borrower’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (b) such assets shall also be listed on the
Borrower’s own separate balance sheet;
(xix)fail to pay its own liabilities and expenses only out of its own funds;
(xx)fail to maintain a sufficient number of employees, if any, in light of its contemplated business operations or to pay the salaries of its own employees, if any;
(xxi)acquire the obligations of or securities issued by its Affiliates or members, it being understood that this clause (xxi) shall not prevent the Borrower from acquiring
Loans from the Transferor;
(xxii)guarantee any obligation of any person, including an Affiliate;
(xxiii)fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;
(xxiv)fail to use separate invoices and checks bearing its own name;
(xxv)pledge its assets for the benefit of any other Person, other than with respect to payment of the indebtedness to the Secured Parties hereunder;
(xxvi)(A) fail at any time to have at least one (1) independent manager (the
“Independent Manager”) which shall be a natural Person who has prior experience as an independent director, independent manager or independent member with at least three (3)
years of employment experience and who is provided by CT Corporation, Corporation
Service Company, Citadel SPV LLC, Cogency Global, Inc., Puglisi & Associates, Global
Securitization Services, National Registered Agents, Inc., Wilmington Trust Company,

Stewart Management Company or Lord Securities Corporation or, if none of those companies is then providing professional independent managers, another national recognized company reasonably approved by the Administrative Agent, in each case that is not an Affiliate of the Borrower and that provides professional Independent Managers and other corporate services in the ordinary course of its business, and which individual is duly appointed as an Independent Manager and is not, and has never been, and will not while serving as Independent Manager be, any of the following: (w) a member, partner, equityholder, manager, director, officer or employee of the Borrower or any of its equityholders or Affiliates (other than as an Independent Manager of the Borrower or any of its Affiliates that does not own a direct or indirection equity interest in the Borrower and that is required by a creditor to be a single purpose bankruptcy remote entity); (x) a creditor, supplier or service provider (including provider of professional services) to the
Borrower or any of its equityholders or Affiliates (other than a nationally recognized company that routinely provides professional Independent Managers and other corporate services to the Borrower or any of its equityholders or Affiliates in the ordinary course of business); (y) a family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or (z) a Person that controls (whether directly, indirectly or otherwise) any of (w), (x) or (y) above; or (B)
fail to ensure that all limited liability company action relating to the selection, maintenance or replacement of the Independent Manager during the Covenant
Compliance Period shall require the written consent of the Administrative Agent. A natural person who otherwise satisfies the foregoing definition and satisfies clause (w)
above by reason of being the Independent Manager of a “special purpose entity”
affiliated with the Borrower that does not own a direct or indirect equity interest in the
Borrower shall be qualified to serve as an Independent Manager of the Borrower, provided that the fees that such individual earns from serving as Independent Manager of affiliates of the Borrower in any given year constitute in the aggregate less than five percent (5.00%) of such individual’s annual income for that year;
(xxvii)fail to provide that the unanimous consent of all members or managers
(including the consent of the Borrower’s Independent Manager) is required for the
Borrower to (a) institute proceedings to be adjudicated bankrupt or insolvent, (b) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (c) file a petition seeking or consent to reorganization or relief under any applicable federal, state, local or other law relating to bankruptcy or insolvency, (d) seek or consent to the appointment of a receiver, provisional liquidator, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower, (e) make any assignment for the benefit of the Borrower’s creditors, (f) admit in writing its inability to pay its debts generally as they become due, or (g) take any action in furtherance of any of the foregoing; or
(xxviii)fail to file its own tax returns separate from those of any other Person and pay any material taxes required to be paid by it under ~~applicable law~~Applicable Law, except (i) Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP and (ii) to the extent that the Borrower is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under ~~applicable law~~Applicable Law.

(u)Beneficial Ownership Certification. As of the Effective Date, the
information included in the Beneficial Ownership Certification is true and correct in all material respects.
(v)Investment Company Act. The Borrower is not an “investment company”
within the meaning of, and is not subject to registration under, the 1940 Act.
(w)ERISA. The Borrower (i) does not maintain, nor are any employees of the
Borrower permitted to participate in, an “employee pension benefit plan,” as such term is defined in Section 3 of ERISA which is subject to Title IV of ERISA (a “Pension Plan”) and (ii)
has no underlying assets which constitute “plan assets” within the Plan Asset Rules.
(x)Compliance with Law. The Borrower has complied in all respects with all
Applicable Law to which it may be subject, except for instances of non-compliance that would not reasonably be expected to have a Material Adverse Effect.
(y)No Material Adverse Effect. Except as previously disclosed to the
Administrative Agent, no event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on any Loan Party since the last
Reporting Date.
(z)Amendments. No Loan has been amended, modified or waived since the
Effective Date or the related Funding Date, as the case may be, except for amendments, modifications or waivers, if any, to such Loan otherwise permitted under Section 6.4(a) and in accordance with the Collateral Manager Standard.
(aa) Full Payment. As of the date of the Borrower’s acquisition thereof, the
Borrower has no knowledge of any fact which should lead it to expect that any Loan will not be repaid by the relevant Obligor in full.
(bb)Sanctions; Anti-Money Laundering Laws; and Anti-Corruption Laws.
None of the Borrower, any of its officers or directors nor, to the knowledge of the Borrower, any other Affiliate of the Borrower is a Sanctioned Person or otherwise identified on any list maintained by the Office of Foreign Asset Control of the U.S. Department of the Treasury or
such other list or such similar lists relating to Sanctions. The Borrower maintains or is otherwise subject to policies and procedures reasonably designed to ensure compliance with Anti-Money
Laundering Laws and Anti-Corruption Laws.
The representations and warranties in Section 4.1(m) shall survive the termination of this Agreement and such representations and warranties may not be waived by any party hereto without the consent of the Administrative Agent and the Required Lenders.
Section 4.2Representations and Warranties of the Borrower Relating to the
Agreement and the Collateral.
The Borrower represents and warrants as follows as of the Effective Date, each
Funding Date, and as of each other date provided under this Agreement or the other Transaction

Documents to which it is a party on which such representations and warranties are required to be
(or deemed to be) made:
(a)Eligibility of Collateral. The Borrower has conducted such due diligence and other review as it considered necessary with respect to the Loans set forth on the Loan List.
As of each Funding Date, (i) the Loan List and the information contained in each Funding Notice delivered pursuant to Section 2.2, is an accurate and complete listing of all Loans included in the
Collateral as of the related Funding Date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true, correct and complete as of the related Funding Date and (ii) each such Loan included in the Borrowing Base is an Eligible
Loan.
(b)No Fraud. Each Loan was originated without any fraud or material misrepresentation by the Borrower or its Affiliates or to the knowledge of the Borrower or its
Affiliates, of the related Obligors.
Section 4.3Representations and Warranties of the Collateral Manager.
The Collateral Manager represents and warrants as follows as of the Effective
Date, each Funding Date, and as of each other date provided under this Agreement or the other
Transaction Documents to which it is a party on which such representations and warranties are required to be (or deemed to be) made:
(a)Organization and Good Standing. The Collateral Manager has been duly organized, and is validly existing as a limited liability company in good standing, under the laws of the State of Delaware, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted.
(b)Due Qualification. The Collateral Manager is duly qualified to do business and is in good standing as a limited liability company, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified, licensed or approved could not reasonably be expected to have a Material Adverse Effect.
(c)Power and Authority; Due Authorization; Execution and Delivery. The
Collateral Manager (i) has all necessary limited liability company power, authority and legal right to (a) execute and deliver each Transaction Document to which it is a party, and (b) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary limited liability company action, the execution, delivery and performance of each
Transaction Document to which it is a party. This Agreement and each other Transaction
Document to which the Collateral Manager is a party have been duly executed and delivered by the Collateral Manager.
(d)Binding Obligation. Each Transaction Document to which the Collateral
Manager is a party constitutes a legal, valid and binding obligation of the Collateral Manager enforceable against the Collateral Manager in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).
(e)No Violation. The consummation of the transactions contemplated by each Transaction Document to which it is a party and the fulfillment of the terms thereof will not
(i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Collateral Manager’s certificate of formation, limited liability company agreement or any Contractual Obligation of the Collateral
Manager which, in the case of any Contractual Obligation, could reasonably be expected to have a Material Adverse Effect, (ii) result in the creation or imposition of any Lien upon any of the
Collateral Manager’s properties pursuant to the terms of any such Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law in any material respect.
(f)No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Collateral Manager, threatened against the Collateral
Manager, before any Governmental Authority (i) asserting the invalidity of any Transaction
Document to which the Collateral Manager is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Transaction Document to which the Collateral
Manager is a party or (iii) that could reasonably be expected to have a Material Adverse Effect.
(g)All Consents Required. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any)
required for the due execution, delivery and performance by the Collateral Manager of each
Transaction Document to which the Collateral Manager is a party have been obtained, except where the failure to obtain such approval, authorization, consent, order, license, filing or other action could not reasonably be expected to have a Material Adverse Effect.
(h)Reports Accurate. All information, exhibits, financial statements, documents, books, records or reports relating to the Borrower or the Collateral Manager furnished by the Collateral Manager to the Administrative Agent, the Collateral Custodian or
any Lender in connection with this Agreement are true, complete and correct in all material respects (or, (A) in the case of general economic data, industry ~~information or~~ information, or if not prepared by or under the direction of the Collateral Manager, true and correct in all material respects to the knowledge of the Collateral Manager after reasonable inquiry or (B) in the case of any projections and forward-looking information, such has been prepared in good faith and is reasonable in light of information available to the Collateral Manager at the relevant time after reasonable inquiry).
(i)Solvency. The Collateral Manager is not the subject of any Insolvency
Proceedings or Insolvency Event. The transactions under the Transaction Documents to which the Collateral Manager is a party do not and will not render the Collateral Manager not Solvent.
(j)[Reserved].
(k)ERISA. The Collateral Manager (i) does not maintain, nor are the employees of the Collateral Manager entitled to participate in, a Pension Plan and (ii) has no underlying assets which constitute “plan assets” within the Plan Asset Rules.
(l)Investment Company Act. The Collateral Manager is not, and is not
“controlled by”, an “investment company” within the meaning of the 1940 Act or is exempt from the provisions of the 1940 Act.

(m)Compliance with Law. The Collateral Manager has complied with all
Applicable Law to which it may be subject, except for instances of non-compliance that would not reasonably be expected to have a Material Adverse Effect.
(n)No Material Adverse Effect. Except as previously disclosed to the
Administrative Agent, no event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on the Collateral Manager since the last Reporting Date.
(o)Eligibility of Collateral. The Collateral Manager has conducted such due diligence and other review as it considered necessary with respect to the Loans set forth on the
Loan List. As of each Funding Date, (i) the Loan List and the information contained in each
Funding Notice delivered pursuant to Section 2.2, is an accurate and complete listing of all
Loans included in the Collateral as of the related Funding Date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true, correct and complete as of the related Funding Date and (ii) each such Loan included in the
Borrowing Base is an Eligible Loan.
(p)No Fraud. Each Loan was originated without any fraud or material misrepresentation by the Collateral Manager or its Affiliates.
Section 4.4 Representations and Warranties of the Collateral Custodian.
The Collateral Custodian represents and warrants as follows:
(a)Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full requisite power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement.
(b)Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Custodian as the case may be.
(c)No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its constitutional documents or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the
Collateral Custodian is a party or by which it or any of its property is bound.
(d)No Violation. The execution and delivery of this Agreement, the performance of the Transactions contemplated hereby to be performed by it and the fulfillment of the terms hereof applicable to it will not conflict with or violate, in any material respect, any
Applicable Law as to the Collateral Custodian.
(e)All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the
Collateral Custodian of the terms hereof have been obtained.
(f)Validity, Etc. The Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Insolvency
Laws and general principles of equity (whether considered in a suit at law or in equity).
(g)Qualified Custodian. It is qualified to act as a custodian pursuant to
Section 17(f) of the 1940 Act; provided that, for the avoidance of doubt and notwithstanding anything herein to the contrary, the Borrower agrees that the Collateral Custodian shall not have, nor shall be implied to have, any duties with respect to furnishing reports or other information as contemplated by the 1940 Act, and the Collateral Custodian shall only be obligated to furnish information and reports to the extent expressly provided in the Transaction Documents.
ARTICLE V
GENERAL COVENANTS
Section 5.1Affirmative Covenants of the Borrower.
During the Covenant Compliance Period:
(a)Compliance with Laws. The Borrower will comply in all respects with all
Applicable Laws, including those with respect to the Collateral or any part thereof, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.
(b)Preservation of Company Existence. The Borrower will (i) preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation, (ii) qualify and remain qualified in good standing as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect and (iii) maintain the Governing Documents of the Borrower in full force and effect and shall not amend the same without the prior written consent of the
Administrative Agent except as permitted under Section 5.2(h).
(c)Performance and Compliance with Collateral. The Borrower will, at its expense, timely and fully perform and comply (or cause the Transferor or any third party seller to perform and comply pursuant to the Sale Agreement) with all provisions, covenants and other promises required to be observed by it under the Collateral, the Transaction Documents and all other agreements related to such Collateral.
(d)Keeping of Records and Books of Account; Inspection Rights.
(i)The Borrower will keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. The Borrower, the Transferor and the Collateral Manager will permit representatives and agents of the
Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records relating to the Collateral, the Eligible Loans, and make copies of the Required Loan Documents, and to discuss its affairs, finances and accounts with its directors and officers (provided, that (A) representatives of such Person may be present at any such discussion, (B) none of the Loan Parties or their Affiliates shall be required to furnish access to or otherwise disclose any (x) material or affairs protected by the attorney-client privilege or (y) material or affairs which such Person may not disclose without violating any Applicable Law, and (C) any third party’s confidential information subject to a confidentiality agreement with a Loan Party that prohibits the disclosure of such third party’s information to the Administrative Agent may be redacted from the information provided to the Administrative Agent pursuant to this Section 5.1(d)), all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired (subject to the limitations set forth in clause
(iii) below), upon reasonable (and in any event not less than one (1) Business Day’s)
advance written notice from the Administrative Agent to such Person; provided, that when an Event of Default exists the Administrative Agent (or any representative or agent thereof) may do any of the foregoing at any time and without advance notice (other than discussions with auditors and other third parties, for which reasonable prior notice shall still be required); provided, further, that so long as no Event of Default shall have occurred and be continuing (at which time no limits shall apply), (x) no more than two
(2) such inspections or audits shall be conducted in any one (1) year and (y) the Borrower shall not be obligated to reimburse the Administrative Agent for more than one (1)
inspection or audit in any calendar year. For purposes of clarity, any Lender or its designated representatives having requested to attend in the case of physical inspections may, at such Lender’s expense, accompany the Administrative Agent in the case of such physical inspections.
(ii)In connection with the foregoing clause (i), the Administrative Agent
(through any of its officers, employees, or agents) shall have the right, from time to time hereafter (A) at any time that an Event of Default has occurred and is continuing, to communicate directly with any and all of the Borrower’s Obligors to verify the existence and terms thereof, and (B) from time to time, subject to the limitations set forth in clause
(iii)below, upon reasonable (and in any event not less than one (1) Business Day’s)
advance written notice and during normal business hours, to audit the Collateral, or any portion thereof, in order to verify the amount, quality, value, condition of, or any other matter relating to, the Collateral. For purposes of clarity, any Lender or its designated representatives having requested to attend in the case of physical audits may, at such

Lender’s expense, accompany the Administrative Agent in the case of such physical audits.
(iii)So long as no Event of Default shall have occurred and be continuing (at which time no limits shall apply), no more than two (2) inspections and audits under clauses (i) and (ii)(B) above shall be conducted in any one (1) year.
(iv)The Borrower shall reimburse the Administrative Agent for any reasonable and documented out-of-pocket expense incurred in the exercise of the foregoing provisions. Audit fees and other charges for the inspections and field audits contemplated in this Section 5.1(d) shall be as follows: (a) a fee of $1,000.00 per day, per auditor, plus reasonable and documented out-of-pocket expenses for each inspection and field audit of the Transferor, the Borrower or any other Loan Party or Person performed by personnel employed by the Administrative Agent, and (b) the reasonable and documented out-of-pocket charges and expenses paid or incurred by the
Administrative Agent if it elects to employ the services of one or more third Persons to perform inspections and field audits of the Transferor, the Borrower, any other Loan
Party or the Collateral Manager or to appraise the Collateral, or any portion thereof;
provided that, so long as no Event of Default shall have occurred and be continuing, the
Borrower shall not be obligated to reimburse the Administrative Agent for more than one
(1) inspection, field audit or appraisal of the Collateral, in either case, in any calendar year and no more than two (2) such field audits and appraisals shall be conducted in any one (1) year. For purposes of clarity, any Lender or its designated representatives having requested to attend in the case of physical inspections may, at such Lender’s expense, accompany the Administrative Agent in the case of such physical inspections.
(e)Protection of Interest in Collateral. With respect to the Collateral acquired by the Borrower, the Borrower will (i) acquire such Collateral pursuant to and in accordance with the terms of the Sale Agreement and (ii) at the Borrower’s expense, take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such
Collateral free and clear of any Lien, including (a) with respect to the Loans and that portion of the Collateral in which a security interest may be perfected by filing and maintaining (at the
Borrower’s expense), effective financing statements against the Obligor in all necessary or appropriate filing offices, (including any amendments thereto or assignments thereof) and filing continuation statements, amendments or assignments with respect thereto in such filing offices,
(including any amendments thereto or assignments thereof) and (b) executing or causing to be executed such other instruments or notices as may be necessary or appropriate.
(f)Deposit of Collections.
(i)The Borrower shall, or cause the Collateral Manager to, instruct each
Obligor or any relevant administrative agent, as applicable, to deliver all Collections in respect of the Collateral to the General Collection Account. The Borrower shall transfer, or cause to be transferred, all Collections received in any other Account to the General
Collection Account within two (2) Business Days after such Collections are received.

(ii)The Borrower shall promptly, (and in any event within two (2) Business
Days after identifying any Collections received as being on account of Interest
Collections or Principal Collections~~,~~) direct the Collateral Custodian to transfer from the
General Collection Account (A) all Collections received by it in respect of the Collateral attributable to Interest Collections to the Interest Collection Account, (B) other than as provided in clause (C), all Collections received by it in respect of the Collateral attributable to Principal Collections to the Principal Collection Account and (C) to the
extent provided in Section 2.9(e), Collections to the Unfunded Exposure Account.
(g)Special Purpose Entity. The Borrower shall be in compliance with the special purpose entity requirements set forth in Section 4.1(t).
(h)Collateral Manager Standard. The Borrower will comply in all material respects with the Collateral Manager Standard in regard to the Collateral.
(i)Events of Default. Promptly following the Borrower’s knowledge or notice of the occurrence of any Event of Default or Default, the Borrower will provide the
Administrative Agent and the Collateral Custodian with written notice of the occurrence of such
Event of Default or Default of which the Borrower has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the Borrower setting forth the details of such event and the action that the Borrower proposes to take with respect thereto. The Administrative Agent will provide each Lender with a copy of any such notice promptly upon receipt thereof.
(j)Obligations. Each Loan Party shall pay its respective Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon the Collateral or any part thereof.
(k)Taxes.
(i)The Borrower will at all times continue to be treated as a disregarded entity of the Transferor for U.S. federal income tax purposes. The Borrower is and has always been treated as a disregarded entity of the Transferor for U.S. federal income tax purposes and no election has been filed or will be filed in the future by the Borrower to be treated as a corporation for U.S. federal income tax purposes. The Borrower will, unless otherwise required by ~~applicable law~~Applicable Law, treat the Loan Advances and Notes as indebtedness for U.S. federal income tax purposes.
(ii)The Borrower will at all times continue to be owned by the Transferor.
(iii)The Transferor is and has always been treated as a disregarded entity for
U.S. federal income tax purposes. The Transferor will, unless otherwise required by
~~applicable law~~Applicable Law, treat the Loan Advances and Notes as indebtedness for
U.S. federal income tax purposes.
(iv)Each of the Borrower and the Transferor will timely file or cause to be timely filed (taking into account valid extensions of the time for filing) all material Tax returns required to be filed by it and will timely pay all material Taxes due (including all
Taxes on the income and gain or the Borrower and the Transferor), except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP.
(l)Use of Proceeds. The Borrower will use the proceeds of the Loan
Advances only to acquire Loans or fund unfunded commitments with respect to Loans, to make distributions to its members in accordance with the terms hereof or to pay related expenses
(including expenses payable hereunder).
(m)Obligor Notification Forms. The Administrative Agent may, in its
discretion after the occurrence of a Collateral Manager Termination Event or an Event of
Default, send notification forms giving each relevant administrative agent or Obligor, as applicable, notice of the Secured Parties’ interest in the Collateral and the obligation to make payments as directed by the Administrative Agent.
(n)Adverse Claims. The Borrower will not create, or participate in the creation of, or permit to exist, any Liens on any of the Accounts other than the Lien created by this Agreement and Permitted Liens described in clause (a), (d), (e), (f) or (g) of the definition of
“Permitted Liens”.
(o)Notices. The Borrower will furnish each of the following documents to the Collateral Custodian and the Administrative Agent, which shall forward copies of the same to the Lenders:
(i)Income Tax Liability. Within ten (10) Business Days after the receipt of revenue agent reports or other written proposals, determinations or assessments of the
IRS or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of, or assess or propose the collection of Taxes required to have been withheld by, the Borrower which equal or exceed $100,000 in the aggregate, notice specifying the nature of the items giving rise to such adjustments and the amounts thereof;
(ii)Auditors’ Management Letters. Promptly after the receipt thereof, any auditors’ management letters received by the Borrower;
(iii)Representations and Warranties. Promptly after receiving knowledge or notice of the same, the Borrower shall notify the Administrative Agent if any representation or warranty set forth in Section 4.1 or Section 4.2 was incorrect in any material respect (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall have been incorrect in any respect) at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular,  but  without  limiting  the  foregoing,  the  Borrower  shall  notify  the
Administrative Agent in the manner set forth in the preceding sentence before any
Funding Date of any facts or circumstances within the knowledge of the Borrower which would render any of the said representations and warranties untrue in any material respect (except for such representations and warranties as are qualified by materiality, a

Material Adverse Effect or any similar qualifier, which representations and warranties would be rendered untrue in any respect) as of such Funding Date;
(iv)ERISA. (1) Promptly after receiving notice of any Reportable Event with respect to the Borrower (or any ERISA Affiliate thereof), a copy of such notice and (2)
promptly after obtaining knowledge thereof (and in any event within two (2) Business
Days), notice that Borrower has underlying assets which constitute “plan assets” within the Plan Asset Rules;
(v)Proceedings. Promptly and in any event within three (3) Business Days after an executive officer of the Borrower or the Transferor receives notice or obtains knowledge thereof or at the request of the Administrative Agent, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured
Parties’ interest in the Collateral, or any Loan Party; provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties’
interest in the Collateral, or the Borrower, in each case, in excess of $250,000, or the
Transferor in excess of $5,000,000 shall be deemed to be material solely for purposes of this Section 5.1(o);
(vi)Notice of Certain Events. Promptly (and in any event within two (2)
Business Days) upon obtaining knowledge thereof, notice of (1) any Collateral Manager
Termination Event, (2) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect, or (3) any amendment to the Governing
Documents of the Fund if such amendment materially and adversely affects the interests of the Administrative Agent and the Lenders, as determined in the reasonable judgment of the Collateral Manager;
(vii)Corporate Changes. Promptly and in any event within five (5) Business
Days after the effective date thereof, notice of any change in the name, jurisdiction of organization, corporate structure, tax characterization or location of records of the
Borrower; provided that the Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the
Collateral; and
(viii)Accounting Changes. Promptly and in any event within two (2) Business
Days after the effective date thereof, notice of any material change in the accounting policies of the Borrower relating to loan accounting or revenue recognition which would result in an exception to GAAP and would affect the reporting required hereunder.

(p)Contest Recharacterization. The Borrower shall in good faith contest any attempt to recharacterize the treatment of the Loans as property of the bankruptcy estate of the
Transferor.
(q)Payment Date Reporting.
(i)The Borrower shall deliver (or shall cause to be delivered) a Payment
Date Report, for the previous quarter ending as of the applicable Determination Date, and delivered to the Administrative Agent and Collateral Custodian not later than two (2)
Business Days preceding the related Payment Date; provided that if (i) a Swingline
Advance has been made and remains un-refinanced by the Lenders as of the day that is one (1) Business Day preceding the related Payment Date, or (ii) a Borrowing Base
Deficiency has occurred after the applicable Determination Date and remains continuing as of the day that is two (2) Business Days preceding the related Payment Date, in each case the Payment Date Report shall reflect (or, if already delivered, be revised to reflect)
amounts necessary to repay such Swingline Advance and/or cure such Borrowing Base
Deficiency, as applicable, pursuant to Section 2.7(a)(8). Each such Payment Date Report shall contain instructions to the Collateral Custodian to withdraw funds on the related
Payment Date from the applicable Collection Account and pay or transfer amounts set forth in such report in the manner specified, and in accordance with the priorities established, in Section 2.7 or Section 2.8, as applicable.
(ii)[Reserved].
(iii)If and to the extent the Collateral Manager may be required to calculate or to report in a Payment Date Report or other accounting hereunder, the Dollar Equivalent of any amount, including the outstanding principal amount of an Eligible Loan, the Loan
Advances, the Borrowing Base or other such calculation or amount involving an
Approved Foreign Currency, it shall use (A) the Dollar Equivalent identified in or (B) the
Assigned Value provided in, as the case may be, the collateral database compiled and delivered (or caused to be compiled and delivered) to the Collateral Manager for the related collection or reporting period or other such amount as is identified in such calculation or such report by the Collateral Manager.
(iv)In preparing the Payment Date Report and other information and statements required hereunder, the Collateral Custodian shall provide the Collateral
Manager with such information and data maintained pursuant to the terms of this
Agreement to assist the Collateral Manager in preparing the Payment Date Report and to the extent required hereunder.
(v)In each Payment Date Report, the Collateral Manager shall further include a statement in the Borrowing Base Certificate delivered pursuant to Section 5.1(t) as to the amount and type (whether Principal Collections, Interest Collections or other
Collections) of all Collections received since the Determination Date preceding the prior
Payment Date, all Principal Collections and Interest Collections on deposit as of the
Determination Date preceding the date of such Payment Date Report.

(r)Sanctions; Anti-Money Laundering Laws; and Anti-Corruption Laws.
The Borrower shall at all times comply with Sanctions, Anti-Money Laundering Laws and
Anti-Corruption Laws applicable to the Borrower.
(s)Financial Statements. The Borrower shall furnish to the Administrative
Agent (which delivery of may be satisfied if the Borrower or the Collateral Manager notifies the
Administrative Agent that such information is publicly available on the SEC’s EDGAR website):
(i)promptly after filing with the SEC, but in any event within one hundred fifty (150) days after the end of each fiscal year of the Fund, a copy of the audited consolidated balance sheet of Fund, as at the end of such year and the related statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, and, in the case of financial statements of Fund, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by an independent certified public accountants of nationally recognized standing;
(ii)promptly after filing with the SEC, but in any event not later than seventy-five (75) days after the end of each of the first three (3) quarterly periods of each fiscal year of the Fund, the unaudited balance sheet of the Fund as at the end of such quarter and the related unaudited statements of income and retained earnings and of cash flows of the Fund for such quarter, prepared on a consolidated basis; and
(iii)all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP (but, in the case of interim financial statements, subject to normal year-end audit adjustments)
applied consistently throughout the periods reflected therein and with prior periods
(except as approved by such accountants or officer, as the case may be, and disclosed therein).
(t)Certificates; Other Information.The Borrower shall furnish to the
Administrative Agent for distribution to each Lender:
(i)[reserved];
(ii)~~(x)~~ on each Measurement Date (or, in any instance, such later date as agreed to by the Administrative Agent in its sole discretion), a Borrowing Base
Certificate showing the Borrowing Base and the Availability as of such date (it being understood that each Borrowing Base Certificate delivered on a Reporting Date shall show the Borrowing Base and the Availability as of the last day of the most recently ended calendar month);
(iii)within five (5) Business Days after the same are filed, copies of all financial statements, filings and reports which the Borrower or the Transferor may make to, or file with, the Securities and Exchange Commission or any successor or analogous
Governmental Authority;

(iv)within one hundred eighty (180) days (or such greater number of days as may be agreed by the Administrative Agent in its sole discretion) after the end of each fiscal year of the Transferor (commencing with the fiscal year ending December 31,
2023), a report covering such fiscal year of a firm of independent certified public accountants of nationally recognized standing (or any other party identified by the
Administrative Agent) to the effect that such accountants (or such other party) have applied certain agreed-upon procedures (the “Agreed-Upon Procedures Report”) (a copy of which procedures are attached hereto as Schedule IV, it being understood that the
Transferor and the Administrative Agent may provide an updated Schedule IV reflecting any further amendments to such Schedule IV agreed to between the Transferor and the
Administrative Agent from time to time~~)~~ a copy of which shall replace the then existing
Schedule IV) to certain documents and records relating to the Collateral and the Loan
Parties, compared the information contained in three random Borrowing Base
Certificates (provided that the Administrative Agent, in its sole discretion, may elect that such analysis include (x) a smaller number of Borrowing Base Certificates and (y) only a subset of Loans included in each Borrowing Base Certificate) and Payment Date Reports, in each case, delivered during the period covered by such Agreed-Upon Procedures
Report with such documents and records necessary to deem that no matters came to the attention of such accountants (or such other party) that caused them to believe that (A)
the information and the calculations included in such Borrowing Base Certificates and
Payment Date Reports were not determined or performed in accordance with the provisions of this Agreement, except for such exceptions as such accountants (or such other party) shall believe to be immaterial and such other exceptions as shall be set forth in such statement, or (B) a Collateral Manager Termination Event occurred during the applicable reporting period; provided that, if the Administrative Agent has provided written notice to the Borrower that the Administrative Agent has, in its reasonable discretion, elected to directly engage a firm of independent certified public accountants of nationally recognized standing (or any other party identified by the Administrative
Agent) to provide an Agreed-Upon Procedures Report for an applicable fiscal year, the
Borrower shall not be obligated to separately furnish an Agreed-Upon Procedures Report for such fiscal year;
(v)concurrently with the delivery of the financial statements referred to in
Sections 5.1(s)(i) and 5.1(s)(ii), a fully and properly completed compliance certificate in the form of Exhibit F, certified on behalf of the Borrower by a Responsible Officer of the
Borrower;
(vi)on each Payment Date, a calculation of Available Capital certified by the
Collateral Manager on behalf of the Fund and a calculation of the Borrower’s Total
Interest Coverage Ratio, certified as complete and correct by a Responsible Officer; and
(vii)promptly, such additional financial and other information as any Lender may from time to time reasonably request and is available to the Borrower without undue burden or expense.

(u)Further Assurances. The Borrower will execute any and all further documents, financing statements, agreements and instruments, and take all further action
(including filing UCC and other financing statements, agreements or instruments) that may be required under ~~applicable law~~Applicable Law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Transaction Documents and in order to grant, preserve, protect, perfect or more fully evidence the validity and first priority
(subject to Permitted Liens) of the security interests and Liens created or intended to be created hereby. Such security interests and Liens will be created hereunder and the Borrower shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents
(including legal opinions and lien searches) as it shall reasonably request to evidence compliance with this Section 5.1(u). The Borrower agrees to provide such evidence as the Administrative
Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.
(v)Non-Consolidation. The Borrower shall at all times act in a manner such that each of the assumptions made by Winston & Strawn LLP in its opinion delivered pursuant to Section 3.1(f) is true and accurate in all material respects. The Borrower shall at all times observe and be in compliance in all material respects with all covenants and requirements in the
Governing Documents of the Borrower.
(w)Know Your Customer Laws. The Borrower will furnish to the
Administrative Agent promptly, from time to time, information and documentation requested by the Administrative Agent or any Lender for the purpose of compliance with “know your customer” laws, including the Beneficial Ownership Regulation.
(x)Other. The Borrower will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports reasonably available to it respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral
Manager or the Borrower as the Administrative Agent or any Lender may from time to time reasonably request in order to protect the interests of the Administrative Agent or the other
Secured Parties under or as contemplated by this Agreement.
Section 5.2 Negative Covenants of the Borrower.
During the Covenant Compliance Period:
(a)Other Business. The Borrower will not (i) engage in any business other than (A) entering into and performing its obligations under the Transaction Documents and other activities contemplated by the Transaction Documents, (B) the acquisition, ownership and management of the Collateral and (C) the sale of Loans as permitted hereunder, (ii) incur any
Indebtedness, obligation, liability or contingent obligation of any kind other than pursuant to this
Agreement, or (iii) form any Subsidiary or make any Investment in any other Person except as permitted hereunder.
(b)Collateral Not to be Evidenced by Instruments. The Borrower will take no action to cause any Loan that is not, as of the Effective Date or the related Funding Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Loan or unless such Instrument is immediately delivered to the
Collateral Custodian, together with an Indorsement in blank, as collateral security for such Loan.
(c)Security Interests. Except as otherwise permitted herein and in respect of any Discretionary Sale, Substitution or sale of a Warranty Loan or a Zero Value Asset, the
Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than the security interest granted to the Administrative
Agent, on behalf of the Secured Parties, pursuant to this Agreement or Permitted Liens described in clause (a), (d), (e), (f) or (g) of the definition of “Permitted Liens”) on any Collateral, whether now existing or hereafter transferred hereunder, or any interest therein. The Borrower will promptly notify the Administrative Agent of the existence of any Lien (other than the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this
Agreement or Permitted Liens described in clause (a), (d), (e), (f) or (g) of the definition of
“Permitted Liens”) on any Collateral and the Borrower shall defend the right, title and interest of the Administrative Agent, as agent for the Secured Parties in, to and under the Collateral against all claims of third parties (other than Permitted Liens described in clause (a), (d), (e), (f) or (g) of the definition of “Permitted Liens”).
(d)Mergers, Acquisitions, Sales, etc. The Borrower will not be a party to any merger or consolidation, or purchase or otherwise acquire any of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as permitted pursuant to this Agreement or the Sale Agreement).
(e)Restricted Payments. The Borrower shall not make any Restricted
Payments other than distributions of (i) amounts paid to it in accordance with Section 2.7 on a
Payment Date as set forth in the related Payment Date Report, (ii) Loans to the extent permitted by Section 2.14 or (iii) the proceeds of Loan Advances; provided that, Restricted Payments may be made only if immediately before and after giving effect to such distribution, (x) the Advances
Outstanding shall not exceed Availability and (y) no Default or Event of Default shall exist (or, in the case of clause (ii) above, no Event of Default shall exist and no Default shall exist after giving effect thereto).
(f)Change of Location of Underlying Instruments. The Borrower shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Custody Facilities on the Effective
Date, unless the Borrower has given at least thirty (30) days’ written notice to the Administrative
Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to ensure that the Secured Parties’ first priority perfected security interest continues in effect.
(g)ERISA Matters. The Borrower will not (i) engage or permit any ERISA
Affiliate to engage in any transaction that is a prohibited transaction within the meaning of
Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (ii) knowingly permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and
Section 412(a) of the Code, or funding deficiency with respect to any Pension Plan of an ERISA
Affiliate, if any, other than a Multiemployer Plan, (iii) fail to make or knowingly permit any

ERISA Affiliate to fail to make, any payments to a Multiemployer Plan that the Borrower or any
ERISA Affiliate may be required to make under the agreement relating to such Multiemployer
Plan or any law pertaining thereto, (iv) terminate any Pension Plan of an ERISA Affiliate, if any, which could reasonably be expected to have a Material Adverse Effect, (v) knowingly permit to exist any occurrence of any Reportable Event with respect to a Pension Plan of an ERISA
Affiliate, if any, or (vi) take any actions that would cause the underlying assets of the Borrower to constitute “plan assets” within the meaning of the Plan Asset Rules.
(h)Operating Agreement. The Borrower will not amend, modify, waive or terminate any provision of its operating agreement in any matter that is materially adverse to the
Lenders or otherwise prohibited under this Agreement without the prior written consent of the
Administrative Agent.
(i)Changes in Payment Instructions to Obligors. The Borrower will not make any change, or permit the Collateral Manager to make any change, in its instructions to any relevant administrative agent or Obligor, as applicable, regarding payments to be made with respect to the Collateral to the Collection Account, unless the Administrative Agent has consented to such change.
(j)Extension or Amendment of Collateral. The Borrower will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify the terms of any Loan.
(k)Fiscal Year. The Borrower shall not change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice (i) providing a detailed explanation of such changes and (ii) including pro forma financial statements demonstrating the impact of such change.
(l)[Reserved].
(m)Ownership. The Borrower shall not have any direct owners other than the
Transferor.
(n)[Reserved].
(o)Sanctions; Anti-Money Laundering Laws; and Anti-Corruption Laws.
The Borrower shall not, directly or indirectly, use any proceeds hereunder, or lend, contribute, or otherwise make available such proceeds to any Subsidiary, joint venture partner, or other Person,
(i) to fund any activities or any business of or with a Sanctioned Person; or (ii) in any manner that would be prohibited by, or would otherwise cause any party hereto to be in breach of,
Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws.
Section 5.3 Affirmative Covenants of the Collateral Manager.
During the Covenant Compliance Period:
(a)Compliance with Law. The Collateral Manager will comply in all respects with all Applicable Law, including those with respect to the Collateral or any part thereof, except where the failure to so comply would not reasonably be expected to have a
Material Adverse Effect.
(b)Preservation of Company Existence. The Collateral Manager will (i)
preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)Performance and Compliance with Collateral. The Collateral Manager will duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each item of Collateral, other than the funding, reimbursement or payment obligations of the Borrower under or in connection with each item of
Collateral, and will do nothing to impair the rights of the Administrative Agent, as agent for the
Secured Parties, or of the Secured Parties in, to and under the Collateral.
(d)Keeping of Records and Books of Account; Inspection Rights.
(i)The Collateral Manager will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Collateral and the identification of the Collateral.
(ii)The Collateral Manager shall comply with and shall cause the Borrower and any other Loan Party to comply with the terms and provisions of Section 5.1(d)
hereof.
(iii)The Collateral Manager will on or prior to the date hereof, mark its master data processing records and other books and records relating to the Collateral with a legend, acceptable to the Administrative Agent, describing the transfer of the Collateral from the Borrower to the Administrative Agent as agent for the Secured Parties hereunder.
(e)[Reserved].
(f)Events of Default. Promptly following the Collateral Manager’s knowledge or notice of the occurrence of any Event of Default or Default, the Collateral
Manager will provide the Administrative Agent and the Collateral Custodian with written notice of the occurrence of such Event of Default or Default of which the Collateral Manager has knowledge or has received notice. In addition, such notice will include a written statement of a
Responsible Officer of the Collateral Manager setting forth the details of such event and the action that the Collateral Manager proposes to take with respect thereto. The Administrative
Agent will provide each Lender with a copy of any such notice promptly upon receipt thereof.
(g)[Reserved].

(h)Other. The Collateral Manager will promptly furnish to the
Administrative Agent such other information, documents, records or reports reasonably available to it respecting the Collateral or the condition or operations, financial or otherwise, of the
Collateral Manager as the Administrative Agent or any Lender may from time to time reasonably request in order to protect the interests of the Administrative Agent or Secured Parties under or as contemplated by this Agreement.
(i)Proceedings. The Collateral Manager will furnish to the Administrative
Agent, promptly and in any event within three (3) Business Days after the Collateral Manager receives notice or obtains knowledge thereof or at the request of the Administrative Agent, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the
Collateral, or any Loan Party; provided that notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the
Transaction Documents, the Secured Parties’ interest in the Collateral or the Borrower, in each case, in excess of $250,000, or the Collateral Manager in excess of $5,000,000, shall be deemed to be material solely for purposes of this Section 5.3(i).
(j)Required Notices. The Collateral Manager will furnish to the
Administrative Agent and the Collateral Custodian, promptly upon obtaining knowledge thereof
(and in any event, unless otherwise agreed by the Administrative Agent, within two (2) Business
Days), notice of (i) the occurrence of any default by an Obligor on any Loan that could reasonably be expected to (x) have a material impact on the value or collectability of such Loan or (y) result in a Value Adjustment Event, (ii) any Value Adjustment Event, (iii) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing
Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Funding Date in respect of such Loan)
listed in the definition of “Eligible Loan”, and (iv) any Loan described in the foregoing subclause (iii) again satisfies all of the criteria listed in the definition of “Eligible Loan” and the
Borrower intends to re-include such Eligible Loan in the calculation of the Borrowing Base.
(k)Loan Register. The Collateral Manager will maintain, or cause to be maintained, with respect to each Noteless Loan a register (which may be in physical or electronic form and readily identifiable as the loan asset register) (each, a “Loan Register”) in which it will record, or cause to be recorded, (v) the principal amount of such Noteless Loan, (w)
the amount of any principal or interest due and payable from the Obligor thereunder, (x) the amount of any sum in respect of such Noteless Loan received from the related Obligor, (y) the date of origination of such Noteless Loan and (z) the maturity date of such Noteless Loan. At any time a Noteless Loan is included in the Collateral, the Collateral Manager shall deliver to the
Administrative Agent and the Collateral Custodian a copy of the related Loan Register, together with a certificate of a Responsible Officer of the Collateral Manager certifying to the accuracy of such Loan Register as of the date of acquisition of such Noteless Loan by the Borrower. For the avoidance of doubt, the Loan Register and the information required to be provided therein may be included in the Borrowing Base Certificate and the delivery of a Borrowing Base Certificate containing the Loan Register shall satisfy the foregoing delivery requirements with respect to the
Loan Register.
Section 5.4 Negative Covenants of the Collateral Manager.
During the Covenant Compliance Period:
(a)Mergers, Acquisition, Sales, etc. Except in the case of a merger where the
Collateral Manager is the surviving entity, the Collateral Manager will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:
(i)the Collateral Manager has delivered to the Borrower and the
Administrative Agent an Officer’s Certificate and an Opinion of Counsel each stating that any consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Collateral
Manager and such other matters as the Borrower or the Administrative Agent may reasonably request;
(ii)the Collateral Manager shall have delivered notice of such consolidation, merger, conveyance or transfer to the Borrower and the Administrative Agent; and
(iii)after giving effect thereto, no Default or Event of Default shall have occurred.
(b)Change of Location of Underlying Instruments. Subject to Section 7.9,
the Collateral Manager shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Custody
Facilities, as applicable, on the Effective Date, unless the Collateral Manager has given at least thirty (30) days’ written notice to the Administrative Agent and has authorized the
Administrative Agent to take all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent as agent for the Secured Parties in the Collateral.
(c)Change in Payment Instructions to Obligors. The Collateral Manager will not make any change in its instructions to Obligors or any relevant administrative agent, as applicable, regarding payments to be made with respect to the Collateral in accordance with
Section 2.9 hereof, unless the Administrative Agent has consented to such change.
(d)Extension or Amendment of Collateral. Except as otherwise permitted under Section 6.4(a), the Collateral Manager will not extend, amend or otherwise modify the terms of any Loan on behalf of the Borrower.

Section 5.5Affirmative Covenants of the Collateral Custodian.
During the Covenant Compliance Period:
(a)Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Law.
(b)Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)Location of Underlying Instruments. Subject to Section 7.9, the
Underlying Instruments shall remain at all times in the possession of the Collateral Custodian at the Custody Facilities unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Underlying Instruments to be released to the Collateral Manager on a temporary basis in accordance with the terms hereof, except as such Underlying Instruments may be released pursuant to this Agreement.
(d)Qualified Custodian. The Collateral Custodian acknowledges that it (i) is qualified to act as a custodian pursuant to Section 17(f) of the 1940 Act and (ii) has been appointed to act as a custodian of all assets of the Borrower under this Agreement; provided that the Collateral Custodian shall not have, nor shall be implied to have, any duties, obligations or responsibilities other than those expressly set forth in the Transaction Documents, including, without limitation, any duty to monitor or act to ensure the compliance of the Borrower, the
Collateral Manager or any other party with their respective requirements under the 1940 Act.
Section 5.6 Negative Covenants of the Collateral Custodian.
During the Covenant Compliance Period:
(a)Underlying Instruments. The Collateral Custodian will not dispose of any documents constituting the Underlying Instruments in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement.
(b)No Changes to Collateral Custodian Fee. The Collateral Custodian will not make any changes to the Collateral Custodian Fee set forth in the Collateral Custodian Fee
Letter without the prior written approval of the Administrative Agent and the Borrower.

ARTICLE VI
COLLATERAL ADMINISTRATION
Section 6.1Designation of the Collateral Manager.
Subject to Section 6.11, the servicing, administering and collection of the
Collateral shall be conducted by the Collateral Manager. The Collateral Manager may, with the prior written consent of the Administrative Agent, subcontract with any other Person for servicing, administering or collecting the Collateral; provided that (i) the Collateral Manager shall select any such Person with reasonable care and shall be solely responsible for the fees and expenses payable to such Person, (ii) the Collateral Manager shall not be relieved of, and shall remain liable for, the performance of the duties and obligations of the Collateral Manager pursuant to the terms hereof without regard to any subcontracting arrangement and (iii) any such subcontract shall be subject to the provisions hereof.
Section 6.2Duties of the Collateral Manager.
(a)Appointment. The Borrower hereby appoints the Collateral Manager as its agent to service the Collateral and enforce its rights and remedies in, to and under such
Collateral. The Collateral Manager hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto as set forth herein. The Collateral Manager and the
Borrower hereby acknowledge that the Administrative Agent and the other Secured Parties are third party beneficiaries of the obligations undertaken by the Collateral Manager hereunder.
Notwithstanding anything to the contrary herein, the Collateral Manager does not and shall not be deemed to have any powers or control which may, or may be deemed to, be considered
“custody” under the 1940 Act or Rule 206(4)-2 of the Advisers Act.
(b)Duties. The Collateral Manager shall take or cause to be taken all such actions as may be necessary or advisable to collect on the Collateral from time to time, all in accordance with Applicable Law and the Collateral Manager Standard. Without limiting the foregoing, the duties of the Collateral Manager shall include the following:
(i)preparing and submitting claims to, and acting as post-billing liaison with,
Obligors on each Loan (for which no administrative or similar agent exists);
(ii)maintaining all necessary records and reports with respect to the Collateral and providing such reports to the Administrative Agent in respect of the management and administration of the Collateral (including information relating to its performance under this Agreement) as may be required hereunder or as the Administrative Agent may reasonably request;
(iii)maintaining and implementing administrative and operating procedures
(including an ability to recreate management and administration records evidencing the
Collateral in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Collateral;
(iv)promptly delivering to the Administrative Agent and the Collateral
Custodian, from time to time, such information and management and administration records (including information relating to its performance under this Agreement) as the
Administrative Agent or the Collateral Custodian may from time to time reasonably request;
(v)identifying each Loan clearly and unambiguously in its records to reflect that such Loan is owned by the Borrower and that the Borrower is granting a security interest therein to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement;
(vi)notifying the Administrative Agent of any material action, suit, proceeding, payment dispute, offset, deduction, defense or counterclaim of which it has knowledge or has received notice (1) that is or is threatened to be asserted by an Obligor with respect to any Loan (or portion thereof); or (2) that could reasonably be expected to have a Material Adverse Effect;
(vii)[reserved];
(viii)assisting the Borrower in maintaining the first priority, perfected security interest of the Administrative Agent, as agent for the Secured Parties, in the Collateral subject to Permitted Liens;
(ix)so long as AGTB Fund Manager, LLC or one of its Affiliates is the
Collateral Manager and to the extent that such Loan Files are not held by the Collateral
Custodian, whether at the Custody Facilities or otherwise, maintaining the Loan File(s)
with respect to Loans included as part of the Collateral; provided that upon the occurrence and during the continuance of an Event of Default or a Collateral Manager
Termination Event, the Administrative Agent may request the Loan File(s) to be sent to the Administrative Agent or its designee;
(x)so long as AGTB Fund Manager, LLC or one of its Affiliates is the
Collateral Manager, to the extent that such Loan Files are not held by the Collateral
Custodian, whether at the Custody Facilities or otherwise, with respect to each Loan included as part of the Collateral, making the Loan File available for inspection by the
Administrative Agent, upon reasonable advance notice, at the offices of the Collateral
Manager during normal business hours; and
(xi)directing the Collateral Custodian to make payments pursuant to the instructions set forth in the latest Payment Date Report in accordance with Section 2.7 and Section 2.8 and preparing such other reports as required pursuant to Section 5.1(q)
and Section 6.8.

It is acknowledged and agreed that the Collateral Manager shall perform its administrative and management duties hereunder only to the extent that, as a lender under the related loan syndication Underlying Instruments, it has the right to do so.
(c)In performing its duties, the Collateral Manager shall perform its obligations consistent with the Collateral Manager Standard.
(d)Notwithstanding anything to the contrary contained herein, the exercise by the Administrative Agent or the Secured Parties of their rights hereunder (including, but not limited to, the delivery of a Collateral Manager Termination Notice), shall not release the
Collateral Manager, the Transferor or the Borrower from any of their duties or responsibilities with respect to the Collateral except to the extent provided in Section 6.11 hereof. The Secured
Parties, the Administrative Agent and the Collateral Custodian shall not have any obligation or liability with respect to any Collateral, other than to use reasonable care in the custody and preservation of collateral in such party’s possession, nor shall any of them be obligated to perform any of the obligations of the Collateral Manager hereunder.
(e)Any payment by an Obligor in respect of any Indebtedness owed by it to the Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract (including by the Underlying Instrument) or law and unless otherwise instructed by the
Administrative Agent, be applied as a collection of a payment by such Obligor (starting with the oldest such outstanding payment due) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.
(f)It is hereby acknowledged and agreed that, in addition to acting in its capacity as Collateral Manager pursuant to the terms of this Agreement, AGTB Fund Manager,
LLC will engage in other business and render other services outside the scope of its capacity as
Collateral Manager. It is hereby further acknowledged and agreed that such other activities shall in no way whatsoever alter, amend or modify any of the Collateral Manager’s rights, duties or obligations under the Transaction Documents (including its duty to comply with the Collateral
Manager Standard).
Section 6.3Authorization of the Collateral Manager.
(a)Each of the Borrower, the Administrative Agent, and each Lender hereby authorizes the Collateral Manager to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the Collateral Manager and not inconsistent with the security interest granted by the Borrower to the Administrative Agent, on behalf of the
Secured Parties, hereunder, to collect all amounts due under any and all Collateral, including endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral and, after the delinquency of any Collateral and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof. The
Borrower and the Administrative Agent, on behalf of the Secured Parties shall furnish the
Collateral Manager with any powers of attorney and other documents necessary or appropriate to enable the Collateral Manager to carry out its management and administrative duties hereunder, and shall cooperate with the Collateral Manager to the fullest extent in order to ensure the collectability of the Collateral. In no event shall the Collateral Manager be entitled to make any
Secured Party or the Collateral Custodian a party to any litigation without such party’s express prior written consent, or to make the Borrower a party to any litigation (other than any foreclosure or similar collection procedure) without the Administrative Agent’s consent.
(b)After the declaration of the Termination Date, at the direction of the
Administrative Agent, the Collateral Manager shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Collateral; provided that the
Administrative Agent may, in accordance with Section 5.1(m), notify any relevant administrative agent or Obligor, as applicable, with respect to any Collateral of the assignment of such
Collateral to the Administrative Agent, on behalf of the Secured Parties, and direct that payments of all amounts due or to become due be made directly to the Administrative Agent or any collection agent, sub-agent or account designated by the Administrative Agent and, upon such notification and at the expense of the Borrower, the Administrative Agent may enforce collection of any such Collateral, and adjust, settle or compromise the amount or payment thereof.
Section 6.4Collection of Payments; Accounts.
(a)Collection Efforts, Modification of Collateral. The Collateral Manager
will use its commercially reasonable efforts to cause to be collected, all payments due and payable under the terms and provisions of the Loans included in the Collateral as and when the same become due in accordance with the Collateral Manager Standard. Neither the Borrower nor the Collateral Manager may waive, modify or otherwise vary any provision of an item of
Collateral (including, but not limited to, any Loan) in any manner contrary to the Collateral
Manager Standard without the approval of the Administrative Agent in its sole discretion, provided, that if the approval of the Administrative Agent is so required and the Administrative
Agent does not provide its approval for any such waiver or modification, Borrower shall have the option, subject to Section 2.14(e) and (f) hereof, to sell such item of Collateral immediately prior to the effectiveness of such modification for an amount equal to the amount calculated in clause (i) of the definition of “Borrowing Base” with respect to such Collateral and provided, further, that if the Borrower does not elect to sell such item of Collateral pursuant to this Section
6.4(a), the Assigned Value with respect to such Collateral shall be zero.
(b)Taxes and other Amounts. The Collateral Manager will use efforts consistent with the Collateral Manager Standard to cause to be collected all payments with respect to amounts due for Taxes, assessments and insurance premiums relating to each Loan to the extent required to be paid to the Borrower for such application under the Underlying
Instrument and remit such amounts in accordance with Section 2.7 and Section 2.8 to the appropriate Governmental Authority or insurer as required by the Underlying Instruments.
(c)Payments to Collection Account. On or before the applicable Funding
Date, the Collateral Manager shall have instructed all Obligors and/or any relevant administrative agents to make all payments owing to the Borrower in respect of the Collateral in accordance with Section 2.9 hereof.

(d)Accounts. Each of the parties hereto hereby agrees that the Collateral
Account shall be deemed to be a Securities Account, together with any additional subaccounts as the Collateral Custodian may determine from time to time are necessary for administrative convenience. Each of the parties hereto hereby agrees to cause the Collateral Custodian to agree with the parties hereto that with respect to the Collateral Account, (A) the cash and other property (subject to Section 6.4(e) below with respect to any property other than investment property, as defined in Section 9-102(a)(49) of the UCC) is to be treated as a Financial Asset and
(B) the jurisdiction governing the Account, all Cash and other Financial Assets credited to the
Account and the securities intermediary’s jurisdiction (within the meaning of Section 9-304(b)
of the UCC) shall, in each case, be the State of New York. In no event may any Financial Asset held in the Collateral Account be registered in the name of, payable to the order of, or specially
Indorsed to, the Borrower, unless such Financial Asset has also been Indorsed in blank or to the
Collateral Custodian. In addition, for an Approved Foreign Currency, the Collateral Custodian
shall establish segregated accounts that each constitute a Principal Collection Account and
Interest Collection Account for an Approved Foreign Currency. Any amounts received by the
Collateral Custodian that are denominated in an Approved Foreign Currency that are required to be deposited into the Principal Collection Account or the Interest Collection Account shall be deposited by the Collateral Custodian into the applicable Principal Collection Account or
Interest Collection Account, as applicable, for an Approved Foreign Currency.
(e)Underlying Instruments. Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, the Collateral Custodian shall not be under any duty or obligation in connection with the acquisition by the Borrower, or the grant by the Borrower to the Administrative Agent, of any Loan to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower under the related Underlying
Instruments, or otherwise to examine the Underlying Instruments, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer (including any necessary consents). The Collateral Custodian shall hold any Instrument delivered to it evidencing any Loan transferred to the Administrative Agent hereunder as custodial agent for the
Administrative Agent in accordance with the terms of this Agreement. Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that (a) interests in
Loans may be acquired and delivered by the Borrower to the Collateral Custodian hereunder from time to time which are not evidenced by, or accompanied by delivery of, a “security” (as that term is defined in UCC Section 8-102) or an “instrument” (as that term is defined in Section
9-102(a)(~~4a~~47) of the UCC), and may be evidenced solely by delivery to the Collateral
Custodian of a facsimile or PDF copy of a duly executed transfer document described in clause
(a)(ii) of the definition of “Required Loan Documents” (such document, a “Loan Assignment
Agreement”) in favor of the Borrower as assignee, (b) any such Loan Assignment Agreement
(and the registration of the related Loans on the books and records of the applicable obligor or bank agent) shall be registered in the name of the Borrower, and (c) any duty on the part of the
Collateral Custodian with respect to such Loan (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Loan for purposes of UCC Section
8-504) shall be limited to the exercise of reasonable care by the Collateral Custodian in the physical custody of any such Loan Assignment Agreement and any other related Required Loan
Documents that may be delivered to it.

(f)Adjustments. If (i) the Collateral Manager makes a deposit into the
Collection Account on behalf of the Borrower in respect of ~~a Collection of a Loan~~Collections and such ~~Collection was~~Collections were received by the Collateral Manager in the form of a check that is not honored for any reason or (ii) the Collateral Manager makes a mistake with respect to the amount of any ~~Collection~~Collections and deposits an amount that is less than or more than the actual amount of such ~~Collection~~Collections, the Collateral Manager shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.
Section 6.5Realization Upon Defaulted or Delinquent Loans.
The Collateral Manager will use reasonable efforts consistent with the Underlying
Instruments to exercise available remedies relating to a Loan that is delinquent in the payment of any amounts due thereunder or with respect to which the related Obligor defaults in the performance of any of its obligations thereunder in order to maximize recoveries thereunder.
The Collateral Manager will comply with the Collateral Manager Standard and Applicable Law in exercising such remedies, including but not limited to acceleration and foreclosure, and employ practices and procedures including reasonable efforts to enforce all obligations of
Obligors by foreclosing upon and causing the sale of such Underlying Assets at public or private sale. Notwithstanding any of the foregoing, the Collateral Manager shall not be obligated to breach any of its duties or responsibilities under any Underlying Instruments to comply with this
Section 6.5.
Section 6.6Collateral Manager Compensation.
As compensation for its administrative and management activities hereunder and reimbursement for its expenses, the Collateral Manager or its designee shall be entitled to receive the Senior Collateral Manager Fee, the Subordinated Collateral Manager Fee and
reimbursement of its expenses pursuant to the provisions of Section 2.7 and Section 2.8, as applicable.
Section 6.7Payment of Certain Expenses by the Collateral Manager.
The initial Collateral Manager will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of its independent accountants, Taxes imposed on the Collateral Manager, expenses incurred by the
Collateral Manager in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the
Borrower, except to the extent reimbursement thereof is permitted under Sections 2.7 and 2.8.
The Borrower will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Accounts.
Section 6.8Reports.
(a)Borrower’s Notice. With respect to each Funding Date, the Borrower (or the Collateral Manager on its behalf) will provide the Funding Notice and a Borrowing Base

Certificate, each updated as of such date, to the Administrative Agent (with a copy to the
Collateral Custodian). On the date of each Reinvestment of Principal Collections pursuant to
Section 2.14(a)(i) or acquisition by the Borrower of Loans in connection with a Substitution pursuant to Section 2.14(b), the Borrower (or the Collateral Manager on its behalf) shall instruct the Collateral Custodian to disburse funds from the Principal Collection Account in connection with such Transaction, and on the Measurement Date related to such Transaction, will provide the Reinvestment Notice and a Borrowing Base Certificate, each updated as of such
Measurement Date, to the Administrative Agent (with a copy to the Collateral Custodian).
(b)Tax Returns. Upon demand by the Administrative Agent, the initial
Collateral Manager shall deliver copies of all foreign, federal, state and local income tax returns and reports filed by the Borrower, or in which the Borrower was included.
(c)Obligor Financial Statements; Other Reports. Reasonably promptly after receipt thereof, the Collateral Manager will deliver, or cause the Borrower to deliver, to the
Administrative Agent (with a copy to the Collateral Custodian), to the extent received by the
Borrower or the Collateral Manager pursuant to the Underlying Instruments, the complete financial reporting package with respect to each Obligor and with respect to each Loan for such
Obligor (including any financial statements, management discussion and analysis, executed covenant compliance certificates and related covenant calculations with respect to such Obligor and with respect to each Loan for such Obligor) provided to the Borrower or the Collateral
Manager for the quarterly and annual periods required by the Underlying Instruments. Upon demand by the Administrative Agent or any Lender, the Collateral Manager will provide any financial or other information reasonably available to it as the Administrative Agent or such
Lender may reasonably request with respect to any Obligor.
(d)Amendments to Loans. The Collateral Manager will furnish via electronic communication pursuant to procedures approved by the Administrative Agent, to the
Administrative Agent, a copy of (x) any material Loan Modification, including, without limitation, any Material Modification, and (y) any other Loan Modification to which the
Borrower and/or the Collateral Manager is a signatory (along with any applicable amendment memo prepared by the Collateral Manager in connection with such Loan Modification which summarizes the modifications made to the applicable Underlying Instrument) not later than the applicable Loan Modification Delivery Date (or such later date as agreed to by the
Administrative Agent in its sole discretion).
Section 6.9Annual Statement as to Compliance.
The Collateral Manager will provide to the Administrative Agent (with a copy to the Collateral Custodian), within one hundred twenty (120) days following the end of each fiscal year of the Collateral Manager, commencing with the fiscal year ending on December 31, 2023, a fiscal report and certificate signed by a Responsible Officer of the Collateral Manager substantially in the form of Exhibit L hereto certifying that (a) a review of the activities of the
Collateral Manager, and the Collateral Manager’s performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person’s supervision and (b) the Collateral Manager has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no

Collateral Manager Termination Event has occurred and is continuing or, if any such Collateral
Manager Termination Event has occurred and is continuing, a statement describing the nature thereof and the steps being taken to remedy such Collateral Manager Termination Event.
Section 6.10The Collateral Manager Not to Resign.
The Collateral Manager shall not resign from the obligations and duties hereby imposed on it except upon the Collateral Manager’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Manager could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Manager shall be evidenced as to clause (i) above by an Opinion of
Counsel to such effect delivered to the Administrative Agent.
Section 6.11Collateral Manager Termination Events.
(a)Upon the occurrence of a Collateral Manager Termination Event, notwithstanding anything herein to the contrary, the Administrative Agent, by written notice to the Collateral Manager and a copy to the Collateral Custodian (such notice, a “Collateral
Manager Termination Notice”), may, in its sole discretion, terminate all of the rights and obligations of the Collateral Manager as Collateral Manager under this Agreement. Following any such termination, the Administrative Agent may, in its sole discretion, assume or delegate the servicing, administering and collection of the Collateral (and direct the Collateral Custodian prior to the appointment and replacement of the Collateral Manager as to the servicing, administering and collection of the Collateral); provided that, at least five (5) Business Days prior to any appointment of a replacement Collateral Manager (the “Replacement Collateral
Manager”) hereunder, the Administrative Agent shall notify the Borrower of such proposed replacement and shall consult with the Borrower regarding such replacement; provided, further, that until any such assumption or delegation, the Collateral Manager shall (i) unless otherwise notified by the Administrative Agent, continue to act in such capacity pursuant to Section 6.1 and (ii) as requested by the Administrative Agent (A) terminate some or all of its activities as
Collateral Manager hereunder in the manner requested by the Administrative Agent in its sole discretion as necessary or desirable, (B) provide such information as may be requested by the
Administrative Agent to facilitate the transition of the performance of such activities to the
Administrative Agent or any agent thereof and (C) take all other actions reasonably requested by the Administrative Agent, in each case to facilitate the transition of the performance of such activities to the Administrative Agent or any agent thereof.
(b)Upon the appointment of the Replacement Collateral Manager, the
Collateral Manager agrees to cooperate and use its commercially reasonable efforts in effecting the transition of the responsibilities and rights of servicing of the Collateral, including the transfer to the Replacement Collateral Manager for the administration by it of all cash amounts that shall at the time be held by the Collateral Manager for deposit, or have been deposited by the Collateral Manager, or thereafter received with respect to the Collateral and the delivery to the Replacement Collateral Manager in an orderly and timely fashion of all files and records with respect to the Collateral and a computer data file in readable form containing all information necessary to enable the Replacement Collateral Manager to service the Collateral.

In addition, the Collateral Manager agrees to cooperate and use its commercially reasonable efforts in providing, at the expense of the Collateral Manager, the Replacement Collateral
Manager with reasonable access (including at the premises of the Collateral Manager) to the employees of the Collateral Manager, and any and all of the books, records (in electronic or other form) or other information reasonably requested by it to enable the Replacement Collateral
Manager to assume the servicing functions hereunder and under this Agreement and to maintain a list of key servicing personnel and contact information.
(c)The Collateral Manager will, upon the request of the Replacement
Collateral Manager following the occurrence of a Collateral Manager Termination Event, provide the Replacement Collateral Manager with a power of attorney providing that the
Replacement Collateral Manager is authorized and empowered to execute and deliver, on behalf of the Collateral Manager, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do so or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination or to perform the duties of the Collateral Manager under this Agreement.
ARTICLE VII
THE COLLATERAL CUSTODIAN
Section 7.1Designation of Collateral Custodian.
(a)Initial Collateral Custodian. The role of the Collateral Custodian with respect to the Underlying Instruments relating to the Permitted Investments shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 7.1. Until the Administrative Agent shall give to Western Alliance Trust Company,
N.A. a Collateral Custodian Termination Notice, Western Alliance Trust Company, N.A. is
hereby appointed as, and hereby accepts such appointment and agrees to perform the duties and obligations of, Collateral Custodian pursuant to the terms hereof.
(b)Successor Collateral Custodian. Upon the Collateral Custodian’s receipt of a Collateral Custodian Termination Notice from the Administrative Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 7.5, the Collateral
Custodian agrees that it will terminate its activities as Collateral Custodian hereunder.
Section 7.2Duties of Collateral Custodian.
(a)Appointment. Each of the Borrower and the Administrative Agent hereby designate and appoint the Collateral Custodian to act as its agent and hereby authorizes the
Collateral Custodian to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Custodian by this Agreement. The
Collateral Custodian hereby accepts such agency appointment to act as Collateral Custodian pursuant to the terms of this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof. The Collateral Custodian’s services hereunder shall be conducted through its Corporate Trust Services division (including, as applicable, any agents or Affiliates utilized thereby).

(b)Duties. On or before the initial Funding Date, and until its removal pursuant to Section 7.5, the Collateral Custodian shall perform, on behalf of the Administrative
Agent and the Secured Parties, the following duties and obligations:
(i)In taking and retaining custody of the Underlying Instruments with respect to the Permitted Investments, the Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties; provided that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Underlying
Instruments or the instruments therein; and provided further that the Collateral
Custodian’s duties as agent shall be limited to those expressly contemplated herein.
(ii)All Required Loan Documents with respect to Permitted Investments that are originals or copies shall be kept in fire resistant vaults, rooms or cabinets at the
Custody Facilities (or such other location identified to the Administrative Agent and the
Borrower). All such Required Loan Documents that are originals or copies shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All such Required Loan Documents that are originals or copies shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. All such Required Loan Documents that are delivered to the Collateral Custodian in electronic format shall be saved onto disks and/or onto the Collateral Custodian’s secure computer system, and maintained in a manner so as to permit retrieval and access.
(iii)The Collateral Custodian shall make payments in accordance with Section
2.7 and Section 2.8 (the “Payment Duties”).
(iv)The Collateral Custodian shall provide a written daily report to the
Administrative Agent and the Collateral Manager of (x) all deposits to and withdrawals from the Accounts for each Business Day and the outstanding balances as of the end of each Business Day, and (y) a report of settled trades for each Business Day. For the avoidance of doubt the Collateral Custodian will not permit any withdrawal from any
Collection Account except in accordance with Section 2.9(f).
(v)On or before the Effective Date, the Collateral Custodian shall accept from the Collateral Manager delivery of the information required to be set forth in the
Borrowing Base Certificate in hard copy and on computer tape; provided that the computer tape is in an MS DOS, PC readable ASCII format or other format to be agreed upon by the Collateral Custodian and the Collateral Manager on or prior to closing.
(vi)Not later than 12:00 noon (New York City Time) on each Reporting Date, the Collateral Manager shall deliver to the Collateral Custodian the loan tape, which shall include but not be limited to the following information: (x) for each Loan, the name and number of the related Obligor, the collection status, the loan status, a detailed aging of such Loan, an indication of whether or not such Loan is an Eligible Loan, the date of each Scheduled Payment and the Outstanding Balance, (y) the Borrowing Base and (z)
the Adjusted Borrowing Value of each Loan and such other information, including any information related to an Approved Foreign Currency, as may be reasonably required for the Collateral Custodian to perform its duties hereunder (such loan tape, the “Tape”).
The Collateral Custodian shall accept delivery of the Tape.
(vii)Prior to the related Payment Date, the Collateral Custodian shall review the Payment Date Report to ensure that it is complete on its face and, based solely on the information provided in the Tape, that the following items in such Payment Date Report have been accurately calculated, if applicable, and reported: (A) the Borrowing Base, (B)
the Collateral Custodian Fee, (C) the Adjusted Borrowing Value of each Loan and (D)
Availability. The Collateral Custodian by a separate written report shall notify the
Administrative Agent and the Collateral Manager of any disagreements with the Payment
Date Report based on such review not later than the Business Day preceding such
Payment Date to such Persons.
(viii)In performing its duties, all calculations made by the Collateral Custodian pursuant to this Section 7.2(b) using Advance Rate, EBITDA and Unrestricted Cash of any Obligor (or, with respect to Advance Rate, Loan) shall be made using such amounts and an Approved Foreign Currency as provided by the Borrower or the Collateral
Manager to the Collateral Custodian on the Tape.
(ix)The Collateral Custodian shall take and retain custody of the Required
Loan Documents delivered (physically or electronically) by the Borrower pursuant to the definition of “Eligible Loan” in accordance with the terms and conditions of this
Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Administrative Agent, as agent for the Secured Parties. Within five (5)
Business Days of its receipt of any Required Loan Documents and the Loan Checklist
(the “Review Period”), the Collateral Custodian shall review the Required Loan
Documents delivered to it to confirm that (A) if the files delivered per the following sentence indicate that any document must contain an original signature, each such document appears to bear the original signature, or if the file indicates that such document may contain a copy of a signature, that such copies appear to bear an original or a reproduction of such signature and (B) based on a review of the applicable note, the related initial Loan balance when entered into or obtained by the Borrower, Loan identification number and Obligor name with respect to such Loan is referenced on the related Loan Checklist and is not a duplicate Loan (such items (A) through (B)
collectively, the “Review Criteria”). In order to facilitate the foregoing review by the
Collateral Custodian, in connection with each delivery of Required Loan Documents hereunder to the Collateral Custodian, the Collateral Manager shall provide to the
Collateral Custodian an electronic file (in EXCEL or a comparable format acceptable to the Collateral Custodian) listing Loan identification number, name of Obligor, and initial
Loan balance and the related Loan Checklist per file that contains a list of all Required
Loan Documents and whether they require original signatures, the Loan identification number and the name of the Obligor and the initial Loan balance when entered into or obtained by the Borrower with respect to each related Loan. If, at the conclusion of such review, the Collateral Custodian shall determine that any Review Criteria are not satisfied, the Collateral Custodian shall within one (1) Business Day notify the Borrower, the Administrative Agent and the Collateral Manager of such determination and provide the Collateral Manager and the Borrower with a list of the non-complying Loans and the applicable Review Criteria that they fail to satisfy. The Collateral Manager shall have ten (10) Business Days to correct any non-compliance with any Review Criteria as stated
in the preceding sentence. After the Review Period, the Collateral Custodian shall execute and deliver to the Collateral Manager and the Administrative Agent a
certification substantially in the form attached hereto as Exhibit J, including an attached exception report. In addition, if requested in writing in the form of Exhibit E by the
Collateral Manager and approved by the Administrative Agent within ten (10) Business
Days of the Collateral Custodian’s delivery of such report, the Collateral Custodian shall return the Required Loan Documents for any Loan which fails to satisfy a Review
Criteria to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Underlying Instruments. Notwithstanding anything herein to the contrary, the Collateral Custodian’s obligation to review the
Required Loan Documents shall be limited to reviewing such Required Loan Documents based on the information provided on the Loan Checklist.
(x)In taking and retaining custody of the Required Loan Documents, the
Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties;
provided that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Underlying Instruments or the instruments therein; and provided further that the Collateral Custodian’s duties as agent shall be limited to those expressly contemplated herein.
(xi)All Required Loan Documents (to the extent physically received by the
Collateral Custodian) that are (i) originals or physical copies shall be kept in fire resistant vaults, rooms or cabinets at the address of the Collateral Custodian located at the
Custody Facilities, or at such other office as shall be specified to the Administrative
Agent, the Borrower, and the Collateral Manager by the Collateral Custodian in a written notice delivered at least thirty (30) days prior to such change and (ii) in electronic form
(it being agreed that Required Loan Documents shall only be permitted to be delivered in electronic form with respect to Noteless Loans) shall be held electronically in such electronic format in which such Required Loan Documents were received. All Required
Loan Documents shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. The Collateral
Custodian shall segregate the physical Required Loan Documents on its inventory system and will not commingle the physical Required Loan Documents with any other files of the Collateral Custodian.
(xii)On each Reporting Date, the Collateral Custodian shall provide a written report to the Administrative Agent, the Borrower, and the Collateral Manager (in a form acceptable to the Administrative Agent) identifying each Loan for which it holds
Required Loan Documents, the non-complying Loans and the applicable Review Criteria that any non-complying Loan fails to satisfy.
(xiii)Notwithstanding any provision to the contrary elsewhere in the
Transaction Documents, the Collateral Custodian shall not have any fiduciary relationship with any party hereto or any Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this
Agreement, the other Transaction Documents or otherwise exist against the Collateral
Custodian. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the other parties hereto that the Collateral Custodian shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility. The Collateral Custodian shall not be deemed to assume any obligations or liabilities of the Borrower or Collateral Manager hereunder or under any other Transaction Document.
(xiv)The Administrative Agent may direct the Collateral Custodian to take any action incidental to its duties hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Collateral Custodian hereunder, the
Collateral Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that, the Collateral Custodian shall not be required to take any action hereunder at the request of the Administrative Agent or otherwise if the taking of such action, in the reasonable determination of the Collateral Custodian, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral
Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Collateral
Custodian requests the consent of the Administrative Agent and the Collateral Custodian
does not receive a consent (either positive or negative) from the Administrative Agent within ten (10) Business Days of its receipt of such request, then the Administrative
Agent shall be deemed to have declined to consent to the relevant action.
(xv)The Collateral Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the
Collateral Custodian.
(xvi)In performing its duties, the Collateral Custodian shall use a commercially reasonable degree of care and attention required or expected with respect to the provision of similar services and similar loans.
(c)Reliance on Tape. With respect to the duties described in Section 7.2(b), the Collateral Custodian, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Collateral Manager. The Collateral Custodian shall have no liability for any errors in the content of any Tape and, except as specifically provided herein, shall not be required to verify, recompute, reconcile or recalculate any such information or data.
Without limiting the generality of any terms of the foregoing, (i) the Collateral Custodian shall have no liability for (A) any failure, inability or unwillingness on the part of the Collateral
Manager to provide accurate and complete information on a timely basis to the Collateral
Custodian or otherwise on the part of the Collateral Manager to comply with the terms of this
Agreement or any other Transaction Document or (B) any inaccuracy or error in the performance of or observance by the Collateral Custodian of any of its duties hereunder or any other failure of the Collateral Custodian to comply with the terms of this Agreement in each case, that is caused by or results from any such inaccurate, incomplete or untimely information received by the
Collateral Custodian and (ii) the Collateral Custodian shall rely conclusively on the information in the Tape as to the correct characterization or categorization of any Loan, including the
Collateral Manager’s determination of whether such Loan is an Eligible Loan.
Section 7.3Merger or Consolidation.
Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral
Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Collateral
Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral Custodian hereunder, shall be the successor to the Collateral Custodian under this Agreement and any other
Transaction Document to which it is a party without further act of any of the parties to this
Agreement.
Section 7.4Collateral Custodian Compensation.
As compensation for its collateral custodian activities hereunder, the Collateral
Custodian shall be entitled to a Collateral Custodian Fee pursuant to the provision of Section 2.7 or Section 2.8, as applicable. The Collateral Custodian’s entitlement to receive the Collateral
Custodian Fee shall cease on the earlier to occur of: (i) its removal as Collateral Custodian pursuant to Section 7.5 or (ii) the termination of this Agreement.
Section 7.5Collateral Custodian Removal.
The Collateral Custodian may be removed, with or without cause, by the
Administrative Agent by notice given in writing to the Collateral Custodian (the “Collateral
Custodian Termination Notice”); provided that notwithstanding its receipt of a Collateral
Custodian Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed, has agreed to act as Collateral
Custodian hereunder, and has received all Underlying Instruments held by the previous
Collateral Custodian.
Section 7.6Limitation on Liability.
(a)The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or, prior to the occurrence of an Event of Default or Collateral
Manager Termination Event, the Collateral Manager or (b) the verbal instructions of the
Administrative Agent or, prior to the occurrence of an Event of Default or Collateral Manager
Termination Event, the Collateral Manager.

(b)The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.
(c)The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except, notwithstanding anything to the contrary contained herein, in the case of its willful misconduct, bad faith or grossly negligent performance or omission of its duties and in the case of its grossly negligent performance of its Payment Duties and in the case of its grossly negligent performance of its duties in taking and retaining custody of the Underlying Instruments. Under no circumstances will the Collateral Custodian be liable for indirect, special, consequential, punitive or incidental damages, such as loss of use, revenue or profit.
(d)The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the
Collateral. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment be contrary to Applicable Law or involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.
(e)The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian. Any permissive grant of power to the Collateral Custodian shall not be construed to be a duty to act.
(f)The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.
(g)It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance or observance of any of the terms, covenants or conditions of this
Agreement, other loan documents or any related document on part of the Borrower or any other
Person (other than the Collateral Custodian) or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.
(h)The Collateral Custodian may assume the genuineness of any such
Required Loan Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each Required Loan Document it may receive is what it purports to be. If an original “security” or “instrument” as defined in Section
8-102 and Section 9-102(a)(47) of the UCC, respectively, is or shall be or become available with respect to any Collateral to be held by the Collateral Custodian under this Agreement, it shall be the sole responsibility of the Borrower to make or cause delivery thereof to the Collateral
Custodian, and the Collateral Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any Collateral or to compel or cause delivery thereof to the
Collateral Custodian. Without prejudice to the generality of the foregoing, the Collateral
Custodian shall be without liability to the Borrower, the Collateral Manager, the Administrative
Agent or any other Person for any damage or loss resulting from or caused by events or circumstances beyond the Collateral Custodian’s reasonable control, including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, or other similar events or acts; errors by the Borrower, the Collateral Manager or the Administrative Agent (including any
Responsible Officer of any thereof) in its instructions to the Collateral Custodian; or changes in
~~applicable law~~Applicable Law, regulation or orders.
(i)In the event that (i) the Borrower, the Collateral Manager, the
Administrative Agent, Lenders, or the Collateral Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Loan or Required Loan
Document or (ii) a third party shall institute any court proceeding by which any Required Loan
Document shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral Custodian shall, to the extent permitted by law, continue to hold and maintain all the Required Loan Documents that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof.Upon final determination of such court, the
Collateral Custodian shall dispose of such Required Loan Documents as directed by the
Administrative Agent, which shall give a direction consistent with such determination.
Expenses of the Collateral Custodian incurred as a result of such proceedings shall be borne by the Borrower.
(j)In case any reasonable question arises as to its duties hereunder, the
Collateral Custodian may, in the absence of a continuing of an Event of Default or the occurrence of the Termination Date, request instructions from the Collateral Manager and during the existence of an Event of Default or following the occurrence of the Termination Date, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Collateral Manager or the
Administrative Agent, as applicable. The Collateral Custodian shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent.
(k)Without limiting the generality of any terms of this section, the Collateral
Custodian shall have no liability for any failure, inability or unwillingness on the part of the
Collateral Manager, the Administrative Agent, any agent or the Borrower to provide accurate and complete information on a timely basis to the Collateral Custodian, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Custodian’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.
(l)The Collateral Custodian shall not be deemed to have knowledge or notice of any matter unless actually known to a responsible officer of the Collateral Custodian. The
Collateral Custodian shall have no responsibility to monitor the availability of any benchmark rates, nor the occurrence of any Benchmark Transition Event, but may, as to such matters, rely conclusively upon notice from the Administrative Agent.
(m)The Collateral Custodian may exercise any of its rights or powers hereunder or perform any of its duties hereunder with respect to any foreign exchange transaction, either directly or, by or through agents or attorneys, and the Collateral Custodian shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed hereunder with due care by it. Neither the Collateral Custodian nor any of its affiliates, directors, officers, shareholders, agents or employees will be liable to the Collateral
Manager, the Borrower or any other Person, except by reason of acts or omissions by the
Collateral Custodian constituting bad faith, willful misconduct, gross negligence or reckless disregard of the Collateral Custodian’s duties hereunder. The Collateral Custodian shall in no event have any liability for the actions or omissions of the Borrower, the Collateral Manager, the
Administrative Agent, or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Borrower, the Collateral Manager, the Administrative
Agent, or another Person except to the extent that such inaccuracies or errors are caused by the
Collateral Custodian’s own bad faith, willful misconduct, gross negligence or reckless disregard of its duties hereunder.
(n)It is understood and agreed that any foreign exchange transaction effected by the Collateral Custodian acting at the direction of the Administrative Agent, the Borrower or the Collateral Manager may be entered with Western Alliance Trust Company, N.A. or its affiliates acting as principal or otherwise through customary banking channels. The Collateral
Custodian shall be entitled at all times to comply with any legal or regulatory requirements applicable to currency or foreign exchange transactions. Each party hereto acknowledges that the Collateral Custodian or any affiliates of the Collateral Custodian involved in any such foreign exchange transactions may make a margin or banking income from foreign exchange transactions entered into pursuant to this section for which they shall not be required to account to the Borrower, the Administrative Agent or the Collateral Manager. All risk and expense incident to such conversion is the responsibility of the Borrower, the Administrative Agent or the
Collateral Manager. The Collateral Custodian shall have no (x) responsibility for fluctuations in exchange rates affecting any collections or conversion thereof and (y) to the extent it complies with the instructions provided by the respective party, liability for any losses incurred or resulting from the rates obtained in such foreign exchange transactions.
(o)The Collateral Custodian shall have no obligation to supervise, verify, monitor or administer the performance of the Collateral Manager or the Borrower and shall have no liability for any action taken or omitted by the Collateral Manager (including any successor to the Collateral Manager) or the Borrower. The Collateral Custodian may act through its agents,

attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Collateral Custodian will be liable for any acts or omissions of any such agents, attorneys or custodians acting for and on behalf of the Collateral
Custodian. Neither the Collateral Custodian nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.
(p)It is expressly acknowledged by the parties hereto that application and performance by the Collateral Custodian of its various duties hereunder (including, without limitation, recalculations to be performed in respect of the matters contemplated hereby) shall be based upon, and in reliance upon data information and notice provided to it by the Collateral
Manager, the Administrative Agent, the Borrower and/or any related bank agent obligor or similar party, and the Collateral Custodian shall have no responsibility for the accuracy of any such information or data provided to it by such person and shall be entitled to update its records
(as it may deem necessary or appropriate.
Section 7.7Resignation of the Collateral Custodian.
(a)The Collateral Custodian shall not resign from the obligations and duties hereby imposed on it except upon (a) ninety (90) days written notice to the Borrower, the
Collateral Manager, the Administrative Agent and each Lender, or (b) the Collateral Custodian’s determination that (i) the performance of its duties hereunder is or becomes impermissible under
Applicable Law and (ii) there is no reasonable action that the Collateral Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent.
No such resignation shall become effective until a successor Collateral Custodian shall have assumed the responsibilities and obligations of the Collateral Custodian hereunder. Upon the resignation of the Collateral Custodian, the Administrative Agent shall appoint a successor
Collateral Custodian and if it does not do so within thirty (30) days of the Collateral Custodian’s resignation, the Borrower may so appoint the successor and if it does not do so within sixty (60)
days of the Collateral Custodian’s resignation, Collateral Custodian may petition a court of competent jurisdiction for the appointment of a successor.
(b)Upon ninety (90) days prior written notice to the Borrower, the Collateral
Manager, the Administrative Agent and each Lender, the Collateral Custodian will have the right to assign its obligations hereunder with the prior written consent of the Administrative Agent and the Borrower, which consents shall not be unreasonably withheld, provided, that such assignment must be to a Person that is a nationally reputable collateral custodian with experience providing services of the type that Collateral Custodian is obligated to provide hereunder and with respect to loans of the type represented by the Loans. In addition, the Collateral Custodian may execute any of its duties under this Agreement by or through agents; provided that the
Collateral Custodian shall remain primarily liable for the due performance of its duties hereunder.

Section 7.8 Access to Certain Documentation and Information Regarding the
Collateral; Audits.
The Collateral Manager, the Borrower and the Collateral Custodian shall provide to the Administrative Agent access to the Underlying Instruments and all other documentation regarding the Collateral including in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two (2) Business Days’ prior written request, (ii) during normal business hours and (iii) subject to the Collateral Manager’s and Collateral Custodian’s normal security and confidentiality procedures; provided that the Administrative Agent may, and shall upon request of any Lender, permit each Lender to be included on any such review, and shall use commercially reasonable efforts to schedule any review on a day when Lenders desiring to participate in such review may be included. From time to time at the discretion of the
Administrative Agent, the Administrative Agent may review the Collateral Manager’s collection and administration of the Collateral in order to assess compliance by the Collateral Manager with Article VI and may conduct an audit of the Collateral, the Underlying Instruments, and the information contained in the Borrowing Base Certificates and Payment Date Reports in
conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. The fees and expenses of the Collateral Custodian incurred under this Section 7.8 shall be borne by the Borrower; provided that so long as no Event of Default has occurred and is continuing, the Borrower shall be responsible for all costs and expenses for only one (1) such visit per fiscal year.
Section 7.9Release of Documents.
(a)Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Collateral, the Collateral Custodian is hereby authorized
(unless and until such authorization is revoked by the Administrative Agent) to, and shall, upon written receipt from the Collateral Manager of a request for release of documents and receipt in the form annexed hereto as Exhibit E, release to the Collateral Manager within two (2) Business
Days of receipt of such request, the related Required Loan Documents or the documents set forth in such request and receipt to the Collateral Manager. All documents so released to the
Collateral Manager shall be held by the Collateral Manager in trust for the benefit of the
Administrative Agent on behalf of the Secured Parties, in accordance with the terms of this
Agreement. The Collateral Manager shall return to the Collateral Custodian the Required Loan
Documents or other such documents (i) promptly upon the request of the Administrative Agent, or (ii) when the Collateral Manager’s need therefor in connection with such enforcement or servicing no longer exists, unless the Loan shall be liquidated or sold, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation or sale from the Collateral Manager to the Collateral Custodian in the form annexed hereto as
Exhibit E, the Collateral Manager’s request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Collateral Manager.
(b)Release for Payment. Upon receipt by the Collateral Custodian of the
Collateral Manager’s request for release of documents and receipt in the form annexed hereto as

Exhibit E (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Collateral Custodian shall promptly release the related
Required Loan Documents to the Collateral Manager.
(c)Limitation on Release. During the occurrence and continuance of an
Event of Default, the foregoing provision with respect to the release to the Collateral Manager of the Required Loan Documents and documents by the Collateral Custodian upon request by the
Collateral Manager shall be operative only to the extent that the Administrative Agent have consented to such release. Promptly after delivery to the Collateral Custodian of any request for release of documents, the Collateral Manager shall provide notice of the same to the
Administrative Agent.
(d)Shipment of Required Loan Documents. Written instructions as to the method of shipment and shipper(s) the Collateral Custodian is directed to utilize in connection with the transmission of Required Loan Documents in the performance of the Collateral
Custodian’s duties hereunder shall be delivered by the Borrower, the Collateral Manager or the
Administrative Agent to the Collateral Custodian prior to any shipment of any Underlying
Instruments hereunder. The Collateral Manager shall arrange for the provision of such services at the cost and expense of the Borrower (or, at the Collateral Custodian’s option, the Borrower shall reimburse the Collateral Custodian for all reasonable and documented costs and expenses of the Collateral Custodian consistent with such instructions) and shall maintain such insurance against loss or damage to the Underlying Instruments as the Collateral Manager deems appropriate.
Section 7.10Return of Required Loan Documents.
(a)The Borrower may, with the prior written consent of the Administrative
Agent (such consent not to be unreasonably withheld), require that the Collateral Custodian return each Required Loan Document (as applicable), respectively (a) delivered to the Collateral
Custodian in error, (b) as to which the lien on the Underlying Asset has been so released pursuant to Section 8.2, (c) that has been the subject of a Discretionary Sale or Substitution pursuant to Section 2.14 or (d) that is required to be redelivered to the Borrower in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Administrative Agent a written request in the form of Exhibit E hereto (signed by both the Collateral Manager and the Administrative Agent) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or
Sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the Borrower and the Administrative
Agent promptly, but in any event within two Business Days, return the Underlying Instruments so requested to the Borrower.
Section 7.11Access to Certain Documentation and Information Regarding the
Collateral Portfolio.
(a)The Collateral Manager, the Borrower and the Collateral Custodian shall, at the Borrower’s expense, provide to the Administrative Agent access to the Underlying

Instruments and all other documentation regarding the Collateral including in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two (2) Business Days’ prior written request, (ii) during normal business hours and (iii) subject to the Collateral Manager’s and
Collateral Custodian’s normal security and confidentiality procedures; provided that the
Administrative Agent may, and shall upon request of any Lender, permit each Lender to be included on any such review, and shall use commercially reasonable efforts to schedule any review on a day when Lenders desiring to participate in such review may be included. From time to time at the discretion of the Administrative Agent, the Administrative Agent may review the Collateral Manager’s collection and administration of the Collateral in order to assess compliance by the Collateral Manager with Article VI and may conduct an audit of the
Collateral, and Underlying Instruments in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time.
(b)Without limiting the foregoing provisions of Section 7.11(a), from time to time on request of the Administrative Agent, the Collateral Custodian shall permit certified public accountants or other independent auditors acceptable to the Administrative Agent to conduct a review of the Underlying Instruments and all other documentation regarding the
Collateral. Up to two such reviews per fiscal year shall be at the expense of the Borrower and additional reviews in a fiscal year shall be at the expense of the requesting Lender(s); provided that, after the occurrence and during the continuance of an Event of Default, any such reviews, regardless of frequency, shall be at the expense of the Borrower.
Section 7.12Collateral Custodian as Agent.
(a)The Collateral Custodian agrees that, with respect to any Underlying
Instruments at any time or times in its possession, the Collateral Custodian shall be the agent of the Administrative Agent, for the benefit of the Secured Parties, for purposes of perfecting (to the extent not otherwise perfected) the Administrative Agent’s security interest in the Collateral and for the purpose of ensuring that such security interest is entitled to first priority status under the UCC. For so long as the Collateral Custodian is the same entity as the Collateral Custodian, the Collateral Custodian shall be entitled to the same rights, immunities, indemnities and protections afforded to the Collateral Custodian hereunder.
ARTICLE VIII
SECURITY INTEREST
Section 8.1Grant of Security Interest.
(a)This Agreement constitutes a security agreement and the Loan Advances effected hereby constitute secured loans by the applicable Lenders to the Borrower under
Applicable Law. For such purpose, the Borrower hereby transfers, conveys, assigns and grants as of the Effective Date to the Administrative Agent, as agent for the Secured Parties, a lien and continuing security interest in all of the Borrower’s right, title and interest in, to and under (in each case, whether now owned or existing, or hereafter acquired or arising) all Accounts, Cash,
General Intangibles, Instruments and Investment Property and any and all of the following property (the “Collateral”):
(i)all Loans, Permitted Investments and Equity Securities, all payments thereon or with respect thereto and all contracts to purchase, commitment letters, confirmations and due bills relating to any Loans, Permitted Investments or Equity
Securities;
(ii)the Accounts and all Cash and Financial Assets credited thereto and all income from the investment of funds therein;
(iii)all Transaction Documents to which the Borrower is a party;
(iv)all Cash and other funds;
(v)all Collections, rights in Underlying Assets and Underlying Instruments,
Insurance Policies, all Required Loan Documents and related records and assets;
(vi)all accounts, accessions, profits, income benefits, proceeds, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the
Borrower described in the preceding clauses; and
(vii)any and all other property of any type or nature owned by the Borrower;
in each case, whether now existing or hereafter arising or acquired by the Borrower, and wherever the same may be located, to secure the prompt and complete payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations of the
Borrower arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including all Obligations. Notwithstanding any of the other provisions set forth in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) any
Excluded Amounts, (B) any amounts received by the Borrower from an Obligor following the sale of the related Loan by the Borrower pursuant to Section 2.14 which the Borrower is required to pay to the purchaser of such Loan, and (C) any property to the extent that such grant of a security interest is prohibited by any Applicable Law not in effect as of the date hereof or requires a consent not obtained of any Governmental Authority pursuant to such Applicable
Law, provided that (x) immediately at such time as the prohibition shall no longer be applicable, such security interest shall attach immediately to such assets and (y) the Collateral includes any
Proceeds of any such assets. The powers conferred on the Administrative Agent and the other
Secured Parties hereunder are solely to protect the Administrative Agent’s and the other Secured
Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. Each of the Administrative Agent and each
Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct. If the Borrower fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The reasonable and documented expenses of the
Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the rate per annum applicable to Loan Advances, shall be payable by the
Borrower to the Administrative Agent on demand and shall constitute Obligations secured hereby.
(b)The grant of a security interest under this Section 8.1 does not constitute and is not intended to result in a creation or an assumption by the Administrative Agent or any of the other Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (i) the Borrower shall remain liable under any applicable
Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the
Administrative Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under any applicable Collateral, and (iii) none of the Administrative Agent or any other Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the
Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
(c)Notwithstanding anything to the contrary, the Borrower, the Collateral
Manager, the Administrative Agent, the Collateral Custodian and each Lender hereby agree to treat, and to cause each of their respective Affiliates to treat, each Note as indebtedness for purposes of United States federal and state income tax or state franchise tax to the extent permitted by Applicable Law and shall file its tax returns or reports, or cause its Affiliates to file such tax returns or reports, in a manner consistent with such treatment.
Section 8.2Release of Lien on Collateral.
At the same time as (i) any Collateral expires by its terms and all amounts in respect thereof have been paid in full by the related Obligor and deposited in the Collection
Account, (ii) such Loan has been the subject of a Discretionary Sale, Substitution or a sale of a
Warranty Loan or a Zero Value Asset pursuant to Section 2.14 or otherwise sold or transferred in accordance with this Agreement (in each case, the proceeds of which have been deposited in the
Collection Account) or (iii) this Agreement terminates and the Obligations are paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted)
the lien and security interest granted under the Transaction Documents in favor of the
Administrative Agent or any other Secured Party shall be released automatically without any further action by any Person. In connection with any sale of such Collateral or such release, the
Administrative Agent, as agent for the Secured Parties, will after the deposit by the Collateral
Manager of the Proceeds of such sale into the Collection Account, at the sole expense of the
Borrower, execute and deliver to the Collateral Manager any assignments, bills of sale, termination statements and any other releases and instruments as the Collateral Manager may reasonably request in order to evidence the release of such Collateral; provided that, the
Administrative Agent, as agent for the Secured Parties, will make no representation or warranty,

express or implied, with respect to any such Collateral in connection with such sale or transfer and assignment. Nothing in this section shall diminish the Collateral Manager’s obligations pursuant to Section 6.5 with respect to the Proceeds of any sale.
Section 8.3Remedies.
Upon the occurrence of an Event of Default, the Administrative Agent and
Secured Parties shall have, with respect to the Collateral granted pursuant to Section 8.1, and in addition to all other rights and remedies available to the Administrative Agent and Secured
Parties under this Agreement or other Applicable Law, all rights and remedies set forth in
Section 9.2.
Section 8.4Waiver of Certain Laws.
Each of the Borrower and the Collateral Manager agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower and the
Collateral Manager, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine.
Section 8.5Power of Attorney.
Each of the Borrower and the Collateral Manager hereby irrevocably appoints the
Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at the Borrower’s expense, in connection with the enforcement of the rights and remedies provided for (and subject to the terms and conditions set forth) in this Agreement during the continuance of an Event of Default, including the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the
Borrower and the Collateral Manager hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document.
Nevertheless, if so requested by the Administrative Agent, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Administrative Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

ARTICLE IX
EVENTS OF DEFAULT
Section 9.1Events of Default.
The following events shall be Events of Default (each an “Event of Default” and collectively “Events of Default”) hereunder:
(a)any failure by the Borrower to pay any principal when due (including on the Termination Date); provided that, in the case of a failure to pay (other than any such failure with respect to a payment due on the Termination Date) due to an administrative error or omission by the Collateral Custodian, such failure to pay shall constitute an Event of Default if not cured within three (3) Business Days after the Collateral Custodian receives written notice or has actual knowledge of such administrative error or omission and has provided notice of such failure to the Borrower; or
(b)any failure by the Borrower to pay all accrued and unpaid Interest and
Non-Usage Fees on any Payment Date; provided that, if such failure to pay (other than any such failure with respect to a payment due on the Termination Date) is due to administrative error or omission of a Secured Party, such failure to pay shall constitute an Event of Default if not cured within three (3) Business Days after the Borrower has actual knowledge of such administrative error or omission; or
(c)failure to pay, on the Termination Date, the outstanding principal of all
Advances Outstanding, and all Interest and all fees accrued and unpaid thereon together with all other Obligations (other than contingent indemnification obligations for which no claim has been asserted); or
(d)any Loan Party fails to make any payments not addressed by Section
9.1(a) through (c) when due under the Transaction Documents to which such Loan Party is a party and the same continues unremedied for a period of thirty (30) days after the earlier to occur of (i) the date on which written notice of such failure shall have been given to the applicable
Loan Party and (ii) the date on which the applicable Loan Party acquires knowledge thereof;
provided that, in the case of a failure to pay (other than any such failure with respect to a payment due on the Termination Date) due to an administrative error or omission by the
Collateral Custodian, such failure to pay shall constitute an Event of Default if not cured within three (3) Business Days after the Collateral Custodian receives written notice or has actual knowledge of such administrative error or omission and has provided notice of such failure to the Borrower; or
(e)the failure on the part of the Borrower to observe or perform the covenants set forth in Sections 5.1(b), 5.1(d), 5.1(e), 5.1(f), 5.1(h), 5.1(k), 5.1(n), 5.1(p), 5.1(v) or 5.2; or

(f)as of the end of any fiscal quarter, beginning with the first quarter ending twelve (12) months after the Effective Date or, if earlier, the fiscal quarter ending when the following test was first passed, the Total Interest Coverage Ratio is less than 1.50 to 1.00; or
(g)the failure on the part of the Collateral Manager to observe or perform the covenants set forth in Sections 5.3(b), 5.3(d), 5.3(e), 5.3(f), 5.3(j) or 5.4; or
(h)any failure on the part of any Loan Party duly to observe or perform in any material respect, or any breach on the part of any Loan Party in any material respect, any other covenants or agreements of such Loan Party (other than those specifically addressed by a separate Event of Default), as applicable, set forth in this Agreement or the other Transaction
Documents to which such Loan Party is a party and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the applicable Loan Party and (ii) the date on which the applicable Loan Party acquires knowledge thereof; or
(i)the occurrence of an Insolvency Event relating to the Borrower, the
Transferor or the Collateral Manager; or
(j)the occurrence of a Change of Control with respect to the Borrower; or
(k)the occurrence of a Collateral Manager Termination Event; or
(l)the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction against any Loan Party for the payment of money in excess individually or in the aggregate of $250,000 (in the case of the Borrower) or $10,000,000
(in the case of the Transferor and the Collateral Manager) (in each case, to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage), and there is a period of thirty
(30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(m)the Borrower shall assign or attempt to assign any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent
(such consent to be provided) in the sole and absolute discretion of the Administrative Agent; or
(n)[reserved]; or
(o)the Borrower shall fail to qualify as a bankruptcy-remote entity based upon the criteria set forth in Section 4.1(t), such that Winston & Strawn LLP or another law firm reasonably acceptable to the Administrative Agent could no longer render a customary nonconsolidation opinion with respect thereto; or
(p)any Transaction Document, or any material portion of a Lien granted thereunder, or any material provision of a Transaction Document, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Loan Party party thereto, or
(q)any Loan Party, or any Affiliate thereof, or Governmental Authority shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any lien or security interest thereunder; or
(r)(i) failure of the Fund or Transferor to pay when due (after giving effect to any related grace period) any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness with an aggregate principal amount of $10,000,000 or more, in each case, beyond any applicable grace or cure period, if any, provided therefor; or (ii)
breach or default by the Transferor or the Collateral Manager with respect to any other material term of (1) one or more items of Indebtedness in the individual or aggregate principal amounts referred to in clause (i) above, or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond any applicable grace or cure period, if any, provided therefor, if the effect of such breach or default is to cause that
Indebtedness to become or be declared due and payable (or subject to a compulsory repurchase or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or
(s)any security interest securing any obligation of a Loan Party under any
Transaction Document shall, in whole or in part, cease to be a first priority perfected security interest (subject only to the Permitted Liens described in clause (a), (d) or (f) of the definition of
“Permitted Liens”) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; or
(t)the existence of a Borrowing Base Deficiency which continues unremedied (following written notice to the Borrower or the Borrower’s actual knowledge thereof) for (x) two (2) consecutive Business Days or (y) if an Equity Cure Notice was delivered with respect to such event within the foregoing two (2) Business Day period, ten (10) Business
Days; or
(u)the Borrower shall become required to register as an “investment company” within the meaning of the 1940 Act or the arrangements contemplated by the
Transaction Documents to which the Borrower is a party shall require registration as an
“investment company” within the meaning of the 1940 Act; or
(v)the IRS or any other Governmental Authority shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of the Borrower, or the Pension
Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any assets of the Borrower and such lien shall not have been released within five (5)
Business Days, unless in each case, a reserve has been established therefor in accordance with
GAAP and such lien is being diligently contested in good faith by appropriate proceedings by the Borrower (except to the extent that the amount secured by such lien exceeds $500,000 and has not been cash-collateralized by a contribution from the Fund); or

(w)any representation, warranty or certification made by any Loan Party in any Transaction Document or in any certificate or other writing delivered by such Loan Party pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made or deemed made (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true in all respects) and the same continues unremedied for a period of thirty
(30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to such
Loan Party and (ii) the date on which such Loan Party acquires knowledge thereof; or
(x)any failure on the part of the Borrower to comply with the covenant set forth in Section 5.1(g) with respect to the matters set forth in Section 4.1(t)(xxvi).
Section 9.2Remedies.
(a)Upon the occurrence of an Event of Default, the Administrative Agent may, or, at the direction of the Required Lenders shall, by notice to the Borrower (with a copy to the Collateral Custodian, it being agreed that the failure to give such notice shall not impair the rights of the Administrative Agent or the Lenders hereunder), declare (i) the Termination Date to have occurred and the Notes and all other Obligations to be immediately due and payable in full
(without presentment, demand, protest or notice of any kind all of which are hereby waived by the Borrower) or (ii) the Revolving Period End Date to have occurred; provided that in the case of any event involving the Borrower described in Section 9.1(~~h~~i), the Notes and all other
Obligations shall be immediately due and payable in full (without presentment, demand, notice of any kind, all of which are hereby expressly, waived by the Borrower) and the Termination
Date shall be deemed to have occurred automatically upon the occurrence of any such event.
The Administrative Agent shall forward a copy of any notice delivered to the Borrower pursuant to this Section 9.2(a) to the Lenders.
(b)On and after the declaration or occurrence of the Termination Date, the
Administrative Agent, for the benefit of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. The Borrower and the Collateral Manager hereby agree that they will, at the
Borrower’s expense and at the direction of the Administrative Agent, forthwith, (i) assemble all or any part of the Loans as directed by the Administrative Agent and make the same available to the Administrative Agent at a place to be designated by the Administrative Agent and (ii)
without notice except as specified below, sell the Loans or any part thereof upon such terms, in such lots, to such buyers, and according to such other instructions as the Administrative Agent may deem commercially reasonable; provided that, notwithstanding anything to the contrary set forth herein, the Administrative Agent will not cause or direct the sale of any Loans or other
Collateral on and after the declaration or occurrence of the Termination Date unless either (i) the
Administrative Agent determines that the anticipated proceeds of a sale or liquidation of all or any portion of the Collateral (after deducting the reasonable expenses of such sale or liquidation)
would be sufficient to discharge in full the Obligations (or in the case of a sale of less than all of the Collateral, an amount sufficient to discharge the amount of the Obligations attributable to such portion of the Collateral); or (ii) the Required Lenders direct such sale and liquidation. The
Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days’ notice to the Borrower of any sale hereunder shall constitute reasonable notification. All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Loans (after payment of any amounts incurred in connection with such sale) shall be deposited into the Collection Account and to be applied pursuant to Section 2.8. The occurrence of a Termination Date as defined in clauses (a) through
(b), inclusive, of the definition of “Termination Date” shall constitute a Termination Date for the purposes of this Section 9.2.
ARTICLE X
INDEMNIFICATION
Section 10.1Indemnities by the Borrower.
(a)Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the
Administrative Agent, the Collateral Custodian, the Securities Intermediary, the Secured Parties,
the Lenders and each of their respective successors, assigns and directors, officers, employees, agents and advisors (collectively, the “Indemnified Parties”), forthwith on demand, from and against any and all damages, losses, claims (whether brought by or involving the Borrower or any other third party), liabilities and related costs and expenses, including reasonable attorneys’
fees and disbursements (all of the foregoing being collectively referred to as the “Indemnified
Amounts”) awarded against or incurred by such Indemnified Party and other non-monetary damages of any such Indemnified Party or any of them arising out of or as a result of this
Agreement (including enforcement of the indemnification obligations hereunder) or having an interest in the Collateral or in respect of any Loan included in the Collateral, excluding, however, any Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party as determined by a court of competent jurisdiction in a final non-appealable judgment.
(b)Any amounts subject to the indemnification provisions of this Section
10.1shall be paid by the Borrower to the Indemnified Party on the Payment Date following such
Person’s demand therefor, accompanied by a reasonably detailed description in writing of the related damage, loss, claim, liability and related costs and expenses.
(c)If for any reason the indemnification provided above in this Section 10.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations; provided that the Borrower shall not be required to contribute in respect of any Indemnified Amounts excluded in Section 10.1(a).

(d)The obligations of the Borrower under this Section 10.1 shall survive the resignation or removal of the Administrative Agent, the Collateral Manager, the Collateral
Custodian or the Securities Intermediary and the termination of this Agreement.
Section 10.2Indemnities by the Collateral Manager.
(a)Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Collateral Manager hereby agrees to indemnify each
Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts
(except to the extent resulting from gross negligence or willful misconduct on the part of such
Indemnified Party as determined by a court of competent jurisdiction in a final non-appealable judgment) awarded against or incurred by any such Indemnified Party by reason of the Collateral
Manager’s gross negligence or willful misconduct in the performance or failure to perform any of its obligations under this Agreement, as determined by a court of competent jurisdiction in a final non-appealable judgment. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.
(b)Any amounts subject to the indemnification provisions of this Section
10.2shall be paid by the Collateral Manager to the Indemnified Party within ten (10) Business
Days following such Person’s demand therefor.
(c)The Collateral Manager shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Loans.
(d)The obligations of the Collateral Manager under this Section 10.2 shall survive the resignation or removal of the Administrative Agent or the Collateral Custodian and
the termination of this Agreement.
(e)Any indemnification pursuant to this Section 10.2 shall not be payable from the Collateral.
Section 10.3Taxes.
Section 10.1 and Section 10.2 shall not apply with respect to Taxes other than any
Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
ARTICLE XI
THE ADMINISTRATIVE AGENT
Section 11.1Appointment.
Each Secured Party hereby appoints and authorizes the Administrative Agent as its agent and bailee for purposes of perfection pursuant to the applicable UCC and hereby further authorizes the Administrative Agent to appoint additional agents and bailees (including the
Collateral Custodian) to act on its behalf and for the benefit of each of the Secured Parties. Each

Secured Party further authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Secured Party hereby appoints the Administrative Agent as its agent to execute and deliver all further instruments and documents, and take all further action that the
Administrative Agent may deem necessary or appropriate or that a Secured Party may reasonably request in order to perfect, protect or more fully evidence the security interests granted by the Borrower hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including the execution by the Administrative Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Collateral now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated
hereinabove. The Lenders may direct the Administrative Agent to take any such incidental action hereunder. With respect to other actions which are incidental to the actions specifically delegated to the Administrative Agent hereunder, the Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting
(and shall be fully protected in acting or refraining from acting) upon the direction of the
Lenders; provided that the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative
Agent, shall be in violation of any Applicable Law or contrary to any provision of this
Agreement or shall expose the Administrative Agent to liability hereunder or otherwise. In the event the Administrative Agent requests the consent of a Lender pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative)
from such Person within ten (10) Business Days of such Person’s receipt of such request, then such Lender shall be deemed to have declined to consent to the relevant action.
The Administrative Agent shall also act as the “collateral agent” under the
Transaction Documents, and each of the Lenders hereby irrevocably appoints and authorizes the
Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the
Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article XI for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Transaction Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this
Article XI and Articles X and XII (as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Transaction Documents) as if set forth in full herein with respect thereto.
Section 11.2Standard of Care; Exculpatory Provisions.
(a)The Administrative Agent shall exercise such rights and powers vested in it by this Agreement and the other Transaction Documents, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents. Without limiting the generality of the foregoing, the Administrative Agent:
(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other
Transaction Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the
Administrative Agent to liability or that is contrary to any Transaction Document or
Applicable Law; and
(iii)shall not, except as expressly set forth herein and in the other Transaction
Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in
any capacity.
(c)The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment.
The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Collateral
Manager, the Borrower or a Lender.
(d)The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
Section 11.3The Administrative Agent’s Reliance, Etc.
Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or omitted to be taken by it or them as the Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own respective gross negligence or willful misconduct. Without limiting the foregoing, the
Administrative Agent: (i) may consult with legal counsel (including counsel for any Loan
Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made by any other Person in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of any Loan Party or to inspect the property
(including the books and records) of any Loan Party; (iv) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; (v) may rely upon and shall incur no liability under or in respect of this
Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties, or upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person. In determining compliance with any condition hereunder to the making of a Loan
Advance, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative
Agent may presume that such condition is satisfactory to such Lender unless the Administrative
Agent shall have received notice to the contrary from such Lender prior to the making of such
Loan Advance.
Section 11.4Credit Decision with Respect to the Administrative Agent.
Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party. Each
Lender also acknowledges that it will, independently and without reliance upon the
Administrative Agent, or any of the Administrative Agent’s Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction
Documents to which it is a party.
Section 11.5Indemnification of the Administrative Agent.
Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower or the Collateral Manager), ratably in accordance with its Pro Rata
Share from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder; provided that, the Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. The payment of amounts under this Section 11.5 shall be on an after-Tax basis. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent, ratably in accordance with its Pro Rata Share promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Lenders hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower or the Collateral Manager.
Section 11.6  The Successor Administrative Agent.
The Administrative Agent may resign as the Administrative Agent upon thirty
(30) days’ notice to the Lenders. If the Administrative Agent resigns under this Agreement, the
Required Lenders shall appoint from among the Lenders a successor administrative agent for the
Lenders, with the approval of the Borrower at all times other than during the existence of a
Default or an Event of Default (which approval of the Borrower shall not be unreasonably withheld, conditioned or delayed). Upon the acceptance of its appointment as the successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term
“Administrative Agent” means such successor administrative agent and the retiring
Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After any retiring Administrative Agent’s resignation or removal hereunder as the
Administrative Agent, the provisions of this Article XI and Sections 12.9 and 12.11 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. Any resignation by Ally Bank as
Administrative Agent shall also constitute its resignation as Swingline Lender unless otherwise expressly provided in writing by Ally Bank. If Ally Bank resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to any
Swingline Advance made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Advances or fund risk participations in
Swingline Advances that are outstanding as of the effective date of such resignation (but not after such date) pursuant to Section 2.2(g). Upon the appointment by the Lenders of a successor
Swingline Lender hereunder (which successor shall in all cases be a Lender other than a
Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender and (ii) the retiring Swingline
Lender shall be discharged from all of its duties and obligations hereunder or under the other
Transaction Documents.
Section 11.7  Delegation of Duties.
The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any
such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility as well as activities as the Administrative Agent.
Section 11.8Payments by the Administrative Agent.
Unless specifically allocated to a specific Lender pursuant to the terms of this
Agreement, all amounts received by the Administrative Agent on behalf of the Lenders shall be paid by the Administrative Agent to the Lenders in accordance with their respective Pro Rata
Shares in the applicable Advances Outstanding, or if there are no Advances Outstanding in accordance with their most recent Commitments, on the Business Day received by the
Administrative Agent, unless such amounts are received after 12:00 noon (New York City Time)
on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to each Lender on such Business Day, but, in any event, shall pay such amounts to such Lender not later than the following Business Day. The Administrative Agent shall pay amounts owing to each Lender in accordance with the written instructions delivered by each such Lender to the Administrative Agent.
Section 11.9Collateral Matters.
Each of the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion:
(a)to release any Lien on any Collateral granted to or held by the
Administrative Agent, for the ratable benefit of the Secured Parties, under any Transaction
Document (i) upon the termination of the Commitment and payment in full of all Obligations
(other than contingent indemnification obligations), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Transaction Document or (iii)
if approved, authorized or ratified in writing in accordance with Section 12.1; and
(b)to subordinate or release any Lien on any Collateral granted to or held by the Administrative Agent under any Transaction Document to the holder of any other Lien on the Collateral.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 11.9. In each case as specified in this Section 11.9, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Transaction Documents or to subordinate its interest in such item, in each case in accordance with the terms of the Transaction Documents and this Section 11.9.
Section 11.10 Erroneous Payments.
(a)If the Administrative Agent (x) notifies a Lender or Secured Party, or any
Person who has received funds on behalf of a Lender or Secured Party (any such Lender,
Secured Party or other recipient (and each of their respective successors and assigns), a

“Payment Recipient”) that the Administrative Agent has determined in its sole discretion
(whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment
Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient
(whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf)
(any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous
Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative
Agent pending its return or repayment as contemplated below in this Section 11.10 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such
Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received) together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative
Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the
Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)Without limiting the immediately preceding clause (a), each Lender or
Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party
(and each of their respective successors and assigns) hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its
Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this
Agreement or in a notice of payment, prepayment or repayment sent by the Administrative
Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the
Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1)
Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section
11.10(b). For the avoidance of doubt, the failure to deliver a notice to the Administrative
Agent pursuant to this Section 11.10(b) shall not have any effect on a Payment
Recipient’s obligations pursuant to Section 11.10(a) or on whether or not an Erroneous
Payment has been made.
(c)Each Lender and each Secured Party hereby authorizes the Administrative
Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured
Party under any Transaction Document, or otherwise payable or distributable by the
Administrative Agent to such Lender or Secured Party under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the
Administrative Agent has demanded to be returned under immediately preceding clause (a).
(d)(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment
(or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment
(or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment
Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loan Advances (but not its
Commitments) of the relevant class with respect to which such Erroneous Payment was made
(the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return
Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loan Advances (but not Commitments) of the Erroneous Payment Impacted Class, the
“Erroneous Payment Deficiency Assignment”) (on a cashless basis and such calculated at par plus any accrued and unpaid interest (with the assignment fee set forth in Section 12.16(a)(5) to be deemed waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loan Advances to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the
Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a
Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this
Agreement and its applicable Commitments which shall survive as to such assigning Lender (D)
the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E)
the Administrative Agent will reflect in the Register its ownership interest in the Loan Advances subject to the Erroneous Payment Deficiency Assignment.For the avoidance of doubt, no

Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.
(ii)  Subject to Section 12.16 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the
Administrative Agent may, in its discretion, sell any Loan Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such
Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x)
shall be reduced by the proceeds of prepayments or repayments of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) in the sole discretion of the Administrative Agent be reduced by any amount specified by the
Administrative Agent in writing to the applicable Lender from time to time.
(e)The parties hereto agree that (x) irrespective of whether the
Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous
Payment (or portion thereof) for any reasons, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such
Lender or Secured Party, as the case may be) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’
Obligations under the Transaction Documents in respect of the Erroneous Payment Subrogation
Rights shall not be duplicative of such Obligations in respect of Loan Advances that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and
(y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any
Obligations owed by the Borrower or any other Loan Party; provided that this Section 11.10 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such
Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any
Account for the purpose of making such Erroneous Payment.
(f)To the extent permitted by ~~applicable law~~Applicable Law, no Payment
Recipient shall assert any right or claim to an Erroneous Payment, and each Payment Recipient hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation, any defense based on “discharge for value” or any similar doctrine.

(g)Each party’s obligations, agreements and waivers under this Section 11.10 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any
Transaction Document.
ARTICLE XII
MISCELLANEOUS
Section 12.1Amendments and Waivers.
Except as provided in this Section 12.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Administrative Agent and the Required Lenders; provided, that no amendment, waiver or consent shall:
(a)increase the Commitment of any Lender or the maximum amount of Loan
Advances required to be funded by any Lender, in any case, without the written consent of such
Lender;
(b)waive, extend or postpone any date fixed by this Agreement or any other
Transaction Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under any other Transaction Document (including as a result of any modification to the definition of “Revolving Period” or “Scheduled Revolving Period End
Date”) without the written consent of each Lender directly and adversely affected thereby;
(c)reduce the principal of, or the rate of interest specified herein on, any
Loan Advance or Obligation, or any fees or other amounts payable hereunder or under any other
Transaction Document without the written consent of each Lender directly and adversely affected thereby;
(d)change Section 2.7, 2.8 or any related definitions or provisions in a manner that would alter the order of application of proceeds or would alter the pro rata sharing of payments required thereby, in each case, without the written consent of each Lender directly and adversely affected thereby;
(e)change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each
Lender directly affected thereby;

(f)consent to the assignment or transfer by any Loan Party of such Loan
Party’s rights and obligations under any Transaction Document to which it is a party (except as expressly permitted hereunder), in each case, without the written consent of each Lender;
(g)make any modification to the definition of (i) “Borrowing Base”,
“Availability”, “Advance Rate”, “Adjusted Borrowing Value”, “Dollar Equivalent” or “Excess
Concentration Amount”, in each case, which would have a material adverse effect on the calculation of the Borrowing Base or the Availability or (ii) “Eligible Loan” in a manner that would reduce or make less restrictive the requirements for a Loan to be an Eligible Loan, in either case without the written consent of each Lender;
(h)release all or substantially all of the Collateral or release any Transaction
Document (other than as specifically permitted or contemplated in this Agreement or the applicable Transaction Document) without the written consent of each Lender;
(i)provide for any additional duties or obligations to be performed by the
Collateral Custodian or modify the rights of the Collateral Custodian hereunder in any manner materially adverse to the Collateral Custodian without the written consent of the Collateral
Custodian; or
(j)provide for any additional duties or obligations to be performed by the
Collateral Manager or modify the rights of the Collateral Manager hereunder in any manner materially adverse to the Collateral Manager without the written consent of the Collateral
Manager;
provided further, that (i) any amendment of the Agreement that is solely for the purpose of adding a Lender or waiving, extending or postponing any fee to the Administrative
Agent may be effected without the written consent of any Lender and, at any time that an Event of Default has occurred and is continuing, the Borrower, (ii) no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Collateral Custodian shall be effective without the written agreement of such Person, (iii) no amendment, waiver or modification shall, unless in writing and signed by the Administrative Agent, affect the rights or duties of the Administrative Agent under this Agreement or any other Transaction Document,
(iv)no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Swingline Lender or duties of the Swingline Lender under this Agreement or any other Transaction Document shall be effective without the written agreement of such Person,
(v)any amendment of the Agreement that a Lender is advised by its legal or financial advisors to be necessary or desirable in order to avoid the consolidation of the Borrower with such Lender for accounting purposes may be effected without the written consent of the Borrower or any other Lender and (vi) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Transaction Documents (and such amendment shall become effective without any further action or consent of any other party to any Transaction Document) if the
Administrative Agent and the Borrower shall have jointly identified a facial error or any error or omission of a technical or immaterial nature in any such provision. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

Section 12.2Notices, Etc.
(a)Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.2(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by electronic communication, as follows:
(i)if to the Borrower, the Collateral Manager, Ally Bank, or the Collateral
Custodian, as set forth on Annex A;
(ii)if to the Administrative Agent, to Ally Bank, as set forth on Annex A;
(iii)if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.
(b)Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that, the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that, approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make Syndicate Communications available to the Lenders by posting such
Syndicate Communications on the Platform. The Platform is provided by the Administrative
Agent “as is” and “as available”. The Agent Parties (defined below) do not warrant the accuracy or completeness of the Syndicate Communications or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Syndicate Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Syndicate Communications or the
Platform. In no event shall the Administrative Agent or any of its Affiliates (collectively, the
“Agent Parties”) have any liability to the Borrower, any Lenders or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise)

arising out of the Borrower’s or any Agent Party’s transmission or posting of Obligor materials through the Platform or via email, except to the extent such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party;
provided, however, that in no event shall any Agent Party have any liability to the Borrower, any
Lender or any other Person for indirect, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)Notwithstanding the foregoing, the Borrower hereby acknowledges that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. The Borrower hereby agrees that (i) all Syndicate Communications that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word
“PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Syndicate
Communications “PUBLIC”, the Borrower shall be deemed to authorize the Administrative
Agent and the Lenders to treat such Syndicate Communications as not containing any material non-public information with respect to the Borrower or any Affiliate thereof or their respective securities for purposes of United States Federal and state securities laws; (iii) all Syndicate
Communications marked “PUBLIC” are permitted to be made available through the Platform;
and (iv) the Administrative Agent shall be entitled to treat any Syndicate Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform designated as “Non-Public Information”.
Section 12.3Ratable Payments.
If any Secured Party, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Secured Party (other than payments received pursuant to Section 10.1) in a greater proportion than that received by any other
Secured Party, such Secured Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Obligations held by the other Secured Parties so that after such purchase each Secured Party will hold its ratable proportion of the Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Secured Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
Section 12.4No Waiver; Remedies.
No failure on the part of the Administrative Agent, the Collateral Custodian or a
Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

Section 12.5Binding Effect; Benefit of Agreement.
This Agreement shall be binding upon and inure to the benefit of the Loan
Parties, the Administrative Agent, the Collateral Custodian, the Secured Parties and their respective successors and permitted assigns. Each Indemnified Party and each Indemnified
Party shall be an express third party beneficiary of this Agreement.
Section 12.6Term of this Agreement.
This Agreement, including the Borrower’s representations and covenants set forth in Articles IV and V, and the Collateral Manager’s representations, covenants and duties set forth in Articles IV and V, create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect during the Covenant
Compliance Period; provided that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower or the Collateral Manager pursuant to Articles IV and V, the provisions, including the indemnification and payment provisions, of Article X, Section 2.13, Section 12.9, Section 12.10 and Section 12.11, shall be continuing and shall survive any termination of this Agreement.
Section 12.7Governing Law; Jury Waiver.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT
PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT
OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN
CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS
CONTEMPLATED HEREUNDER.
Section 12.8Consent to Jurisdiction; Waivers.
Each of the Borrower, the Collateral Manager, the Lenders, the Collateral
Custodian and the Administrative Agent hereby irrevocably and unconditionally:
(a)submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York sitting in New York City, the courts of the
United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c)agrees that service of process (other than with respect to the Collateral
Custodian) in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address as provided in Section 12.2;
(d)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.8 any special, exemplary, punitive or consequential damages.
Section 12.9Costs and Expenses.
(a)In addition to the rights of indemnification granted to the Indemnified
Parties under Article X hereof, the Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (and any Affiliates thereof), including in its capacity as Lender, the Collateral Custodian, the Securities
Intermediary and the Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic auditing and reporting), renewal, amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including the reasonable and documented fees and out-of-pocket expenses of one external counsel per applicable jurisdiction for each of (i) the Administrative Agent and the Lenders (taken as a whole) and (ii)
the Collateral Custodian, the Securities Intermediary with respect thereto and with respect to advising the Administrative Agent, the Collateral Custodian, the Securities Intermediary and the
Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all reasonable costs and expenses, if any (including reasonable and documented out-of-pocket external counsel fees and expenses), incurred by the Administrative Agent, the Lenders, the Collateral Custodian, the
Securities Intermediary or the Secured Parties in connection with the enforcement of this
Agreement by such Person and the other documents to be delivered hereunder or in connection herewith.
(b)Subject to the limitations herein with respect to audits and inspections, the
Borrower shall pay on the Payment Date following receipt of a request therefor, all other reasonable and documented out-of-pocket costs and expenses that have been invoiced at least five (5) Business Days prior to such Payment Date and incurred by the Administrative Agent, in each case in connection with periodic audits of the Loan Parties’ books and records, the
Collateral, the Underlying Instruments, and the information contained in the Borrowing Base
Certificates and Payment Date Reports.

Section 12.10 No Proceedings.
(a)Each of the parties hereto (other than the Administrative Agent) hereby agrees that it will not institute against, or join any other Person in instituting against, the
Borrower any Insolvency Proceeding so long as there shall not have elapsed one (1) year and one (1) day (or such longer preference period and one (1) day as shall then be in effect) since the end of the Covenant Compliance Period. The provisions of this Section 12.10 are a material inducement for the Secured Parties to enter into this Agreement and the transactions contemplated hereby and are an essential term hereof. The parties hereby agree that monetary damages are not adequate for a breach of the provisions of this Section 12.10 and the
Administrative Agent may seek and obtain specific performance of such provisions (including injunctive relief), including, without limitation, in any bankruptcy, reorganization, arrangement, winding up, insolvency, moratorium, winding up or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy or similar laws of any jurisdiction.
(b)The provisions of this Section 12.10 shall survive the termination hereof.
Section 12.11 Recourse Against Certain Parties.
(a)No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of the Administrative
Agent, any other Secured Party, or any Loan Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, affiliate, stockholder, member, officer, partner, employee, administrator, partner, organizer or director of the Administrative Agent, any other Secured
Party, or any Loan Party by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent, any other Secured Party, or any Loan Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Administrative Agent, any other Secured Party, or any Loan Party, and that no personal liability whatsoever shall attach to or be incurred by the Administrative Agent, any other Secured Party, any Loan Party or any incorporator, stockholder, affiliate, officer, partner, employee or director of the Administrative Agent, any other Secured Party, or any Loan Party under or by reason of any of the obligations, covenants or agreements of the Administrative
Agent, any other Secured Party, or any Loan Party contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of the Administrative Agent, any other Secured Party, or any Loan Party and each incorporator, stockholder, affiliate, officer, partner, employee administrator, partner, organizer or director of the Administrative Agent, any other Secured Party or any Loan Party, or any of them, for breaches by the Administrative Agent, any other Secured Party, or any Loan
Party of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing non-recourse provisions shall in no way affect any rights the Secured Parties might have against any incorporator, affiliate, stockholder, officer, employee or director of any Loan

Party to the extent of any fraud, misappropriation, embezzlement or any other financial crime constituting a felony by such Person.
(b)Notwithstanding any contrary provision set forth herein, no claim may be made by any Loan Party or any other Person against the Administrative Agent and the Secured
Parties or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this
Agreement, or any act, omission or event occurring in connection therewith; and each Loan
Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected.
(c)No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Administrative Agent and the Secured Parties under or as a result of this Agreement and the transactions contemplated hereby.
(d)The provisions of this Section 12.11 shall survive the termination of this
Agreement.
Section 12.12 Protection of Right, Title and Interest in the Collateral; Further
Action Evidencing Loan Advances.
(a)The Borrower shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Administrative Agent, as agent for the Secured Parties, and of the Secured Parties to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law to fully preserve and protect the right, title and interest of the Administrative
Agent, as agent of the Secured Parties, hereunder to all property comprising the Collateral. The
Borrower shall cooperate fully with the Collateral Manager in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 12.12(a).
(b)The Borrower agrees that from time to time, at its expense, it will promptly authorize, execute and deliver all instruments and documents, and take all actions, that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the security interest granted in the Collateral, or to enable the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or under any other Transaction Document.
(c)If the Borrower or the Collateral Manager fails to perform any of its obligations hereunder, the Administrative Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent’s or such Secured Party’s costs and expenses incurred in connection therewith shall be payable by the Borrower as provided in Article X. The Borrower irrevocably authorizes the Administrative
Agent and appoints the Administrative Agent as its attorney-in-fact to act on behalf of the
Borrower (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral, including those that describe the Collateral as “all assets,” or words of similar effect, and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Collateral. This appointment is coupled with an interest and is irrevocable.
(d)Without limiting the generality of the foregoing, the Borrower will, not earlier than six (6) months and not later than the fifth anniversary of the date of filing of the financing statement referred to in Section 5.1(u) or any other financing statement filed pursuant to this Agreement or in connection with any Loan Advance hereunder, unless the Covenant
Compliance Period shall have ended, authorize, execute and deliver (if applicable) and file or cause to be filed an appropriate continuation statement with respect to such financing statement.
Section 12.13 Confidentiality.
(a)Each of the Administrative Agent, the Secured Parties, the Collateral
Custodian and each Loan Party shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business and beneficial ownership of the
Borrower and the Collateral Manager hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys, investors, potential investors or other agents, engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Loans contemplated herein and the agents of such Persons (“Excepted Persons”); provided that each Excepted Person shall, as a condition to any such disclosure, be obligated to hold such information confidential and agree to use such information solely in connection with such Excepted Person’s evaluation of, or relationship with, the Borrower and its affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by Applicable Law and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the
Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the
Transaction Documents. It is understood that the financial terms that may not be disclosed except in compliance with this Section 12.13(a) include all fees and other pricing terms, and all
Events of Default, Collateral Manager Termination Events, and priority of payment provisions.
(b)Anything herein to the contrary notwithstanding, each Loan Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the
Administrative Agent, the Collateral Custodian or the Secured Parties by each other, (ii) by the
Administrative Agent, the Collateral Custodian and the Secured Parties to any prospective or actual assignee or participant of any of them provided such Person agrees to hold such information confidential in accordance with the terms hereof or (iii) by the Administrative

Agent, and the Secured Parties to any Rating Agency, any commercial paper dealer or other provider of a surety, guaranty or credit or liquidity enhancement to any Lender, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agrees to maintain the confidentiality thereof. In addition, the Secured Parties and the Administrative
Agent, may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law); provided that the Secured Parties and the Administrative Agent, as applicable, will use commercially reasonable efforts to maintain confidentiality and will notify the Borrower of its intention to make any such disclosure prior to making such disclosure in order to give Borrower the opportunity to seek a protective order, or otherwise inform Borrower promptly thereof, in each case to the extent not prohibited by Applicable Law.
(c)Each of the Administrative Agent, the Secured Parties and the Collateral
Custodian agrees that (i) it will keep the information of the Obligors confidential in the manner required by the applicable Underlying Instruments, (ii) it will hold confidential any information provided to it by the Borrower or the Collateral Manager in connection with a prospective Loan in the same manner and pursuant to the same procedures and exceptions that it applies to confidential information delivered directly to it when acting in the same capacity as it is acting under this Agreement, (iii) it will use any information described in clauses (i) and (ii) above only in connection with this Agreement, and (iv) if (a) the Borrower or the Collateral Manager
delivers information in connection with a Loan or a prospective Loan that was prepared by a third party (other than the Obligor or any agent thereof), and (b) such third party has entered into an agreement with the Borrower or the Collateral Manager restricting the ability of the Borrower or the Collateral Manager to rely on such report, it will not have any direct rights against such third party (or the party which has engaged such third party) unless otherwise expressly acknowledged and agreed to by such third party or engaging party.
(d)Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known other than as a result of a breach of this Agreement; (ii) disclosure of any and all information (a) if required to do so by any applicable statute, law, rule or regulation, (b) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Administrative Agent’s, the Secured Parties’, the Collateral Custodian’s or the
Borrower’s business or that of their affiliates, (c) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent, the Secured Parties, the Collateral Custodian or the Borrower
or an officer, director, employer, shareholder or affiliate of any of the foregoing is a party, (d) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the Borrower or the Collateral Manager or (e) to any affiliate, independent or internal auditor, agent (including any potential sub-or-successor Collateral
Manager), employee or attorney of the Collateral Custodian having a need to know the same, provided that the Collateral Custodian advises such recipient of the confidential nature of the information being disclosed and such person agrees to the terms hereof for the benefit of the
Borrower and the Collateral Manager; or (iii) any other disclosure authorized by the Borrower or the Collateral Manager, as applicable.

(e)Notwithstanding any other provision of this Agreement, each Loan Party shall each have the right to keep confidential from the Administrative Agent and the Collateral
Custodian and/or the Secured Parties, for such period of time as such Loan Party determines is reasonable (i) any information that any Loan Party reasonably believes to be in the nature of trade secrets and (ii) any other information that any Loan Party or any of their Affiliates, or the officers, employees or directors of any of the foregoing, is required to by law as evidenced by an
Opinion of Counsel.
Section 12.14 Execution in Counterparts; Severability; Integration.
This Agreement (including any amendment, modification or waiver in respect of this Agreement) may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile or electronic communication), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.The words “execution,” “signed,” “signature,” and words of similar import herein shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under ~~applicable law~~Applicable Law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et
seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§
301-309), or any other similar state laws based on the Uniform Electronic Transactions Act.
Delivery of an executed counterpart signature page of this Agreement by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this
Agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement, the other Transaction Documents and any agreements or letters (including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
Section 12.15 Waiver of Setoff.
Each of the parties hereto hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Lender or its assets.
Section 12.16 Assignments by the Lenders.
(a)Each Lender may at any time assign, or grant a security interest or sell a participation interest in or sell any Loan Advance or Commitment (or portion thereof) or any
Note (or any portion thereof) to any Person; provided that, as applicable, (i) no transfer of any
Loan Advance or Commitment (or any portion thereof) or of any Note (or any portion thereof)
shall be made unless such transfer is exempt from the registration requirements of the Securities
Act and any applicable state securities laws or is made in accordance with the Securities Act and such laws, and is made only to either an “accredited investor” as defined in paragraphs (a)(1),
(2), (3), or (7) of Rule 501 of Regulation D under the Securities Act or any entity in which all of the equity owners come within such paragraphs or to a “qualified institutional buyer” as defined in Rule 144A under the Securities Act which in each case is a “qualified purchaser” as defined in the 1940 Act, (ii) in the case of an assignment of any Loan Advance or Commitment (or any portion thereof) or of any Note (or of any portion thereof) the assignee executes and delivers to the Collateral Manager, the Borrower and the Administrative Agent a fully executed Joinder
Supplement substantially in the form of Exhibit H hereto (unless such assignee is already a
Lender hereunder) and a transferee letter substantially in the form of Exhibit G hereto (a
“Transferee Letter”), (iii) the consent of the Administrative Agent shall be required for any assignment, and (iv) so long as no Event of Default has occurred or is continuing, the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed and shall be deemed given if no response is made by the Borrower within five (5) Business Days after delivery to the Borrower of notice of a proposed assignment) shall be required for any assignment, other than an assignment (x) to a Lender, an Affiliate of a Lender or an Approved
Fund or (y) required by Applicable Law or Governmental Authority (the legal basis for which shall be notified in reasonable detail to the Borrower to the extent not subject to confidentiality by operation of law or contract); provided no such consent of the Borrower shall be required with respect to the sale of a participation interest. The parties to any such assignment, grant or sale of a participation interest shall execute and deliver to such assigning Lender for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties. The Borrower shall not assign or delegate, or grant any interest in, or permit any Lien to (other than Permitted Liens) exist upon, any of the Borrower’s rights, obligations or duties under the Transaction Documents without the prior written consent of the
Administrative Agent. Notwithstanding anything contained in this Agreement to the contrary,
(i)Ally Bank shall not need prior consent of the Borrower or any other party hereto to consolidate with or merge into any Person or convey or transfer substantially all of its properties and assets, including as part of such a transaction all or substantially all of its Loan Advances,
Commitments and Notes, to any Person, or (ii) if any Lender becomes a Defaulting Lender, unless such Lender shall have been deemed to no longer be a Defaulting Lender pursuant to
Section 2.16(b), then, in each case, the Administrative Agent shall have the right to cause such
Person to assign its entire interest in the Loan Advances and Commitments and this Agreement to a transferee selected by the Administrative Agent prior to the occurrence of an Event of
Default with the consent of the Borrower, in an assignment which satisfies the conditions set forth in the first sentence of this Section 12.16(a). Assignments shall be subject to the following additional conditions:
(1)no assignments shall be made to (x) the Borrower, the Fund or any of the Borrower’s, or the Fund’s, respective Affiliates or Subsidiaries or (y) any
Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a
Lender hereunder, would constitute any of the foregoing Persons described in this clause (y);
(2)no assignments shall be made to a natural person;
(3)except in the case of an assignment to a Lender or an Affiliate of a
Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loan Advances of any class, the amount of the Commitment or Loan Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;
(4)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this
Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one (1) class of Commitments or Loan Advances;
(5)the parties to each assignment shall execute and deliver to the
Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, such fee to be paid by either the assigning Lender or the assignee Lender or shared between such Lenders; and
(6)the assignee, if it shall not be a Lender, shall deliver to the
Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information
(which may contain material non-public information about the Borrower and its affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and ~~applicable laws~~Applicable Laws, including Federal and state securities laws, and containing payment instruction for such assignee.
(b)The Administrative Agent, acting solely for this purpose as an agent of the
Borrower, shall maintain at one of its lending offices, a copy of each transfer pursuant to Section
12.16(a) delivered to it and a register for the recordation of the names and addresses of the
Lenders, and the Commitments of, and principal amounts of the Loan Advances owing to, each
Lender pursuant to the terms hereof from time to time (the “Register”). Transfer by a Lender of its rights hereunder or under any Note may be effected only by the recording by the
Administrative Agent of the identity of the transferee in the Register. The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each
Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The
Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated
interest) of each participant’s interest in the Commitments, Loan Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any

Commitments, Loan Advances or its other obligations under any Transaction Document) to any
Person except to the extent that such disclosure is necessary to establish that such Commitment,
Loan Advance or other obligation is in registered form under Section 5f.103-1(c) of the United
States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the
Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative
Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a
Participant Register.
(c)The Collateral Custodian may, at any time, assign all or any part of its rights and obligations hereunder as Collateral Custodian; provided, however, that any such assignee shall (i) be a bank or other financial institution organized and doing business under the laws of the United States or of any state thereof, (ii) be authorized under such laws to exercise corporate trust powers, (iii) have a combined capital and surplus of at least $200,000,000, (iv) be subject to supervision or examination by a United States federal or state banking authority, (v)
have a long-term unsecured debt rating of at least “Baa1” by Moody’s and “BBB+” by S&P, (vi)
have an office within the United States; (vii) be in the business of providing collateral custodian services consistent with those required pursuant to this Agreement and (viii) is otherwise reasonably acceptable to the Administrative Agent and prior to the occurrence of an Event of
Default the Borrower and the Collateral Manager; and provided, further, that such assignment shall not be effective unless (i), prior to such assignment, the Collateral Custodian shall have given ninety (90) days written notice to the Borrower, the Collateral Manager, the
Administrative Agent and each Lender describing such assignment and (ii) such assignee has assumed the responsibilities and obligations of the Collateral Custodian being assigned to it in writing.
(d)The Borrower agrees that each participant shall be entitled to the benefits of Section 2.12 and 2.13 (subject to the requirements and limitations therein, including the requirements under Section 2.13(g) (it being understood that the documentation required under
Section 2.13(g) shall be delivered to the participating Lender)) to the same extent as if it were a
Lender and had acquired its interest by assignment pursuant to Section 12.16(a); provided that such participant (A) agrees to be subject to the provisions of Section 2.17 as if it were an assignee under Section 12.16(a); and (B) shall not be entitled to receive any greater payment under Sections 2.12 or 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation; provided, further, that the terms of any such participation shall not entitle the participant to direct such Lender as to the manner in which it votes in connection with any amendment, supplement or other modification of this Agreement or any waiver or consent with respect to any departure from the terms hereof, in each case unless and to the extent that the subject matter thereof is one as to which the consent of all Lenders is required in order to approve the same. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of
Section 2.17 with respect to any participant. Each Loan Party further agrees to use commercially reasonable efforts to assist the Arranger in seeking completion of a timely syndication reasonably satisfactory to the Arranger.

Section 12.17 Heading and Exhibits.
The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.
Section 12.18 Benchmark Replacement Settings.
(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition
Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required
Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this
Section 12.18(a) will occur prior to the applicable Benchmark Transition Start Date.
(b)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other
Transaction Document.
(c)Notices; Standards for Decisions and Determinations. The Administrative
Agent will promptly notify the Borrower and the Lenders of (A) the occurrence of a Benchmark
Transition Event and its related Benchmark Transition Start Date, (B) the implementation of any
Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming
Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section
12.18(d) below and (E) the commencement or conclusion of any Benchmark Unavailability
Period. Any determination, decision or election that may be made by the Administrative Agent or Lender (or group of Lenders) pursuant to this Section 12.18, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction
Document, except, in each case, as expressly required pursuant to this Section 12.18.
(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative
Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such
Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Accrual Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark
(including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Accrual Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)Benchmark Unavailability Period. During any Benchmark Unavailability
Period, all Loan Advances shall bear interest at the Base Rate in lieu of Daily Simple SOFR, computed as otherwise described herein; provided, however, the Administrative Agent may, in consultation with the Borrower, establish an alternative interest rate with respect to such Loan
Advances during the pendency of such period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
Section 12.19 Divisions.
Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Notwithstanding anything to the contrary in this Agreement, (i) any division of a limited liability company shall constitute a separate Person hereunder, and each resulting division of any limited liability company that, prior to such division, is a Subsidiary, a Loan Party, a joint venture or any other like term shall remain a
Subsidiary, a Loan Party, a joint venture, or other like term, respectively, after giving effect to such division, to the extent required under this Agreement, and any resulting divisions of such
Persons shall remain subject to the same restrictions and corresponding exceptions applicable to the pre-division predecessor of such divisions, and (ii) in no event shall the Borrower be permitted to effectuate a division.
Section 12.20 Judgment Currency.
This is an international loan transaction in which the specification of Dollars or an
Approved Foreign Currency, as the case may be (the “Specified Currency”), and payment in
New York City, New York or the country of the Specified Currency, as the case may be (the
“Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loan Advances denominated in the Specified Currency. The payment obligations of the Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the
Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Transaction Document (in this Section called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified
Currency with the amount of the Second Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any such judgment agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified
Currency, the amount (if any) by which the sum originally due to such Entitled Person in the
Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.
Section 12.21 Recognition of the U.S. Special Resolution Regimes.
To the extent that this Agreement and/or any other Transaction Document constitutes a QFC, the Borrower agrees with each Secured Party as of the Effective Date as follows:
(a)In the event a Covered Party becomes subject to a proceeding under a U.S.
Special Resolution Regime, the transfer of this Agreement and/or any other Transaction
Document, and any interest and obligation in or under this Agreement and/or any other
Transaction Document from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or any other the Transaction Document, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)In the event that a Covered Party or a BHC Act Affiliate of such Covered
Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or any other Transaction Document that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and/or any other
Transaction Document were governed by the laws of the United States or a state of the United
States.
Section 12.22 USA PATRIOT ACT.
Each Secured Party subject to the USA Patriot Act hereby notifies the Borrower that, pursuant to the requirements of the USA Patriot Act, it may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Secured Party to identify the
Borrower in accordance with the USA Patriot Act.
ARTICLE XIII
TAX CONSIDERATIONS
Section 13.1Acknowledgement of Parties.
The parties hereto acknowledge and agree that, for U.S. federal income tax purposes, financial accounting and other purposes, the parties hereto will treat the Loan
Advances and the Notes as indebtedness and not as equity interests in the Borrower unless otherwise required by Applicable Law.
[Remainder of page intentionally left blank; signature pages follow.]
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWER:
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
By:
Name:
Title:
COLLATERAL MANAGER:
AGTB FUND MANAGER, LLC, as Collateral
Manager
By:
Name:
Title:
TRANSFEROR:
TWIN BROOK CAPITAL FUNDING
XXXIII, LLC, as Transferor
By:
Name:
Title:
[Signatures continued on the following page.]
ADMINISTRATIVE AGENT AND
ARRANGER:
ALLY BANK, as the Administrative Agent and
Arranger
By:
Name:
Title:
LENDERS:
ALLY BANK, as a Lender
By:
Name:
Title:
[Signatures continued on the following page.]
THE COLLATERAL CUSTODIAN:
WESTERN ALLIANCE TRUST
COMPANY, N.A., not in its individual
capacity but solely as Collateral Custodian
By:
Name:
Title:
Annex A
If to the Borrower or Collateral Manager:
TWIN BROOK CAPITAL FUNDING XXXIII ASPV, LLC
AGTB FUND MANAGER, LLC
c/o Angelo, Gordon & Co., L.P.
245 Park Avenue, 26th Floor
New York, New York 10167
Attention: Jeffrey Frank, Drew Guyette, Nicholas Flemming and Karen Saunoris
Email: jfrank@angelogordon.com; dguyette@twincp.com; nflemming@twincp.com;
ksaunoris@twincp.com
If to Ally Bank:
ALLY BANK
as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212)-884-7693
Email: SFOperations@ally.com
with a copy to:
ALLY BANK
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212)-884-7189
Email: SFOperations@ally.com
If to the Collateral Custodian:
WESTERN ALLIANCE TRUST COMPANY, N.A.
One East Washington St., Suite 1400
Phoenix, AZ 85004
Attention: Corporate Trust – Twin Brook Capital Funding XXXIII ASPV, LLC
Annex A-1
Annex B
COMMITMENTS

Lender	Commitment
Ally Bank	$375,000,000
Apple Bank ~~For Savings~~	$25,000,000
Western Alliance Bank	$100,000,000
Total:	$500,000,000
Annex B-1
APPENDIX B
CONFORMED THROUGH ~~FIRST~~SECOND AMENDMENT ~~AUGUST 9~~OCTOBER 2, ~~2024~~2025
EXHIBITS AND SCHEDULES
TO
LOAN, SECURITY AND COLLATERAL MANAGEMENT AGREEMENT
Dated as of December 13, 2022
EXHIBITS
EXHIBIT A-1Form of Funding Notice
EXHIBIT A-2Form of Repayment Notice
EXHIBIT A-3Form of Reinvestment Notice
EXHIBIT A-4Form of Borrowing Base Certificate
EXHIBIT A-5 Form of Incumbency Certificate
EXHIBIT A-6Form of Payment Date Report
EXHIBIT A-7[Reserved]
EXHIBIT A-8 Form of Commitment Reduction Notice
EXHIBIT B-1Form of Promissory Note
EXHIBIT B-2Form of Swingline Note
EXHIBIT CForm of Officer’s Certificate as to Solvency
EXHIBIT D Form of Officer’s Closing Certificate
EXHIBIT E Form of Release of Underlying Instruments
EXHIBIT F Form of Compliance Certificate
EXHIBIT GForm of Transferee Letter
EXHIBIT HForm of Joinder Supplement
EXHIBIT I-1Form of U.S. Tax Compliance Certificate – For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes
EXHIBIT I-2Form of U.S. Tax Compliance Certificate – For Foreign Participants that are not Partnerships For U.S. Federal Income Tax Purposes
EXHIBIT I-3Form of U.S. Tax Compliance Certificate – For Foreign Participants that are Partnerships For U.S. Federal Income Tax Purposes
EXHIBIT I-4Form of U.S. Tax Compliance Certificate – For Foreign Lenders that are
Partnerships For U.S. Federal Income Tax Purposes
EXHIBIT JForm of Collateral Custodian Certification
EXHIBIT K Form of Assignment and Assumption
EXHIBIT L Form of Annual Statement as to Compliance
SCHEDULES
SCHEDULE ILoan Party Names
SCHEDULE IILoan List
SCHEDULE III[Reserved]
SCHEDULE IVAgreed-Upon Procedures
SCHEDULE VGICS Industry Classifications
A-1-1
EXHIBIT A-1
FORM OF FUNDING NOTICE
[Date]
TWIN BROOK CAPITAL FUNDING XXXIII ASPV, LLC
Ally Bank,
as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: LFPortfolio@ally.com; SFOperations@ally.com
with a copy to:
Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: ~~Jorge.Wagner~~jorge.wagner@ally.com
Western Alliance Trust Company, N.A.
as the Collateral Custodian
One East Washington St., Suite 1400
Phoenix, AZ 85004
Attention: Corporate Trust – Twin Brook Capital Funding XXXIII ASPV, LLC
Re:Loan, Security and Collateral Management Agreement dated as of December 13,
2022
Ladies and Gentlemen:
This Funding Notice is delivered to you pursuant to Sections 2.2 and 3.2 of that certain Loan, Security and Collateral Management Agreement, dated as of December 13, 2022
(as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin
Brook Capital Funding XXXIII ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin Brook Capital Funding XXXIII, LLC, as the
transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and
A-1-2
collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender
(together with its successors and assigns in such capacity, the “Swingline Lender”) and as
Arranger and Western Alliance Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral
Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
The undersigned, through ~~its~~their duly appointed Responsible Officers, as applicable, hereby ~~certifies~~certify as follows:
1.The Borrower hereby requests a Loan Advance as described in the Notice of Borrowing ~~Notice~~ attached hereto as Annex A. The Loan Advance shall be at least equal to $500,000 (or, in the case of any Loan Advance to be applied to fund any draw under a Revolving Loan or Delayed Draw Loan, such lesser amount as may be required to fund such draw).
2.Attached to this Funding Notice is a true, correct and complete calculation of the Borrowing Base and all components thereof (which calculation is updated to the proposed Funding Date of such Loan Advance and gives pro forma effect to such Loan Advance and the use of the proceeds thereof) and a true, correct and complete list of the Obligors and all Loans which will become part of the Collateral in connection with the Loan Advance requested hereby, each Loan reflected thereon being an Eligible Loan except to the extent a portion of any such Loan is being acquired solely with equity contributions, and specifying ~~[~~(a) the Outstanding Balance, Assigned
Value and Purchase Price of each such Loan (which information may be included in the
Borrowing Base Certificate attached hereto),~~]~~ (b) with respect to any Revolving Loan or
Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of each such Loan pursuant to Section 2.9(e) of the Loan and Security Agreement, (c) whether such Loan is a First Lien Loan or First Lien Last
Out Loan and (d) the Advance Rate applicable to such Loan.
3.All of the conditions precedent to the Loan Advance requested herein as set forth in [Section 3.1 and]1 Section 3.2 of the Loan and Security Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan Advance, including the following:
(i)The representations and warranties contained in Section 4.1 and
Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of the ~~date of such Loan~~ Advance Date (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects);
1 To be included for initial ~~advance~~Loan Advance only.
A-1-3
(ii)No event has occurred and is continuing, or would result from such
Loan Advance or from the application of proceeds therefrom, which constitutes an Event of Default, a Default ~~(unless such Default is cured by the related~~
~~Transaction)~~, a Change of Control or a Collateral Manager Termination Event;
(iii)On and as of such day, immediately after giving effect to such
Loan Advance, the Advances Outstanding do not exceed the Availability (or, to the extent permitted under Section 2.14 of the Loan and Security Agreement, any existing Borrowing Base Deficiency is reduced to zero Dollars ($0)); and
(iv)No Applicable Law prohibits or enjoins the making of such Loan
Advance by any Lender or the proposed acquisition of Loans.
4.~~The~~Each of the undersigned ~~certifies~~certify that all information contained herein and in the Borrowing Base Certificate attached hereto as Annex ~~A~~B (after giving pro forma effect to the Loan Advance requested pursuant to this Funding Notice) is true, correct and complete ~~in all material respects~~ as of the date hereof.
[Remainder of page intentionally left blank; signature page follows.]
A-1-4
IN WITNESS WHEREOF, the undersigned ~~has~~have executed this Funding
Notice as of the first date written above.
TWIN BROOK CAPITAL FUNDING
AGTB FUND MANAGER, LLC, as the
Collateral Manager
XXXIII ASPV, LLC, as the Borrower
By:
By:
Name:
Title:
Name:
Title:
[Attach Borrowing Base Certificate and List of Loans]
A-1-5
ANNEX A
to Exhibit A-1
NOTICE OF BORROWING ~~NOTICE~~
Borrower gives notice that it hereby requests a Loan Advance under the Loan and
Security Agreement, and in connection herewith sets forth below the information relating to such
Loan Advance (the “Proposed Advance”):
(i)SuchProposedAdvanceisintheaggregateamountof
$, and is to be made on (date) , and shall
bear interest at [Daily Simple SOFR][the Base Rate].
(ii)The Borrower hereby directs the Administrative Agent to deposit
$ in the Unfunded Exposure Account in accordance with Section
2.9(e) of the Loan and Security Agreement.
The remaining proceeds of the Proposed Advance should be transmitted to the
Borrower in accordance with the following wire transfer instructions:
Bank Name
City, State & ZIP
ABA Routing No.
Account Name:
Account No:
Amount:
Reference:
Bank Name
City, State & ZIP
ABA Routing No.
Account Name:
Account No:
Amount:
Reference:
Bank Name
City, State & ZIP
ABA Routing No.
A-1-6
Account Name:
Account No:
Amount:
Reference:
A-1-7
ANNEX B
to Exhibit A-1
BORROWING BASE CERTIFICATE
[See attached.]
A-2-1
EXHIBIT A-2
FORM OF REPAYMENT NOTICE
[Date]
TWIN BROOK CAPITAL FUNDING XXXIII ASPV, LLC
Ally Bank
as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: LFPortfolio@ally.com; SFOperations@ally.com
with a copy to:
Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: ~~Jorge.Wagner~~jorge.wagner@ally.com
Western Alliance Trust Company, N.A.
as the Collateral Custodian
One East Washington St., Suite 1400
Phoenix, AZ 85004
Attention: Corporate Trust – Twin Brook Capital Funding XXXIII ASPV, LLC
Re: Loan, Security and Collateral Management Agreement dated as of December 13,
2022
Ladies and Gentlemen:
This Repayment Notice is delivered to you pursuant to Section 2.3 of that certain
Loan, Security and Collateral Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and
Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook
Capital Funding XXXIII ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the
“Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and
A-2-2
assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and
Western Alliance Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).
Capitalized terms used but not defined herein shall have the meanings provided in the Loan and
Security Agreement.
The undersigned, through its duly appointed Responsible Officers, as applicable, hereby certifies as follows:
1.Pursuant to Section 2.3(a) of the Loan and Security Agreement, the
Borrower desires to reduce the Advances Outstanding (an “Advance Reduction”) by the
amount of $. Any repayment of the Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce a
Borrowing Base Deficiency to ~~$0.00~~zero) shall be in a minimum amount of $500,000
(other than (x) any prepayment of Swingline Advances for which no minimum shall apply and (y) any such partial repayment of Advances Outstanding which is funded (A)
solely with proceeds from the repayment of a Revolving Loan or (B) solely with amounts otherwise distributable to the Borrower under ~~Sections~~Section 2.7(a)(16), Section
2.7(b)(6) or Section 2.8(11) of the Loan and Security Agreement).
2.
  ~~Pursuant to Section 2.3(c) of the Loan and Security Agreement, the Borrower desires~~
~~to [terminate the Facility in whole (a “Facility Termination”)] [reduce in part the portion~~
~~of the Facility Amount that exceeds the sum of the Advances Outstanding and accrued~~
~~Interest (a “Facility Reduction”)] by the amount of $.~~
~~Any partial reduction of the Facility Amount shall be in a minimum amount of~~
~~$5,000,000 and in integral multiples of $500,000 in excess thereof (other than any such~~
~~partial reduction of the Facility Amount which is funded solely with proceeds from the~~
~~repayment of a Revolving Loan).~~
2. ~~3.~~ In connection with any such [Advance Reduction~~] [Facility~~
~~Termination] [Facility Reduction]~~, the Borrower shall deliver to the Administrative
Agent funds sufficient to repay such Advances Outstanding together with, if the
Advances Outstanding are prepaid in full in connection with an optional repayment, all accrued Interest~~, but only to the extent such accrued Interest is requested with such~~
~~repayment by an applicable Lender~~.
3. ~~4.~~ The Borrower hereby requests that such [Advance Reduction~~] [Facility~~
~~Termination] [Facility Reduction]~~ be made on the following date: .
4. ~~5.~~ The undersigned certifies that all information contained herein ~~and in~~
~~the Borrowing Base Certificate attached hereto as Annex A~~ is true, correct and complete
~~in all material respects~~ as of the date hereof.2
[Remainder of page intentionally left blank; signature page follows.]
2 ~~Borrowing Base Certificate to be delivered in the case of a Facility Reduction.~~
A-2-3
IN WITNESS WHEREOF, the undersigned has executed this Repayment Notice as of the first date written above.
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
By:
Name:
Title:
~~[Attach Borrowing Base Certificate in the case of a Facility Reduction.]~~
A-2-4
~~BORROWING BASE CERTIFICATE~~
~~ANNEX A~~
~~to Exhibit A-2~~
~~[See attached.]~~
A-3-1
EXHIBIT A-3
FORM OF REINVESTMENT NOTICE
[Date]
TWIN BROOK CAPITAL FUNDING XXXIII ASPV, LLC
Ally Bank,
as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: LFPortfolio@ally.com; SFOperations@ally.com
with a copy to:
Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: ~~Jorge.Wagner~~jorge.wagner@ally.com
Western Alliance Trust Company, N.A.
as the Collateral Custodian
One East Washington St., Suite 1400
Phoenix, AZ 85004
Attention: Corporate Trust – Twin Brook Capital Funding XXXIII ASPV, LLC
Re: Loan, Security and Collateral Management Agreement dated as of December 13,
2022
Ladies and Gentlemen:
This Reinvestment Notice is delivered to you pursuant to Section 3.2(b) of that certain Loan, Security and Collateral Management Agreement, dated as of December 13, 2022
(as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin
Brook Capital Funding XXXIII ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin Brook Capital Funding XXXIII, LLC, as the
transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its
A-3-2
successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender
(together with its successors and assigns in such capacity, the “Swingline Lender”) and as
Arranger and Western Alliance Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral
Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
The undersigned, through ~~its~~their duly appointed Responsible Officers, as applicable, hereby ~~certifies~~certify as follows:
1.[In connection with a proposed ~~[~~Reinvestment of Principal Collections permitted by Section 2.14(a)(i)~~] [acquisition of Loans in connection with a Substitution~~
~~pursuant to Section 2.14(b)]~~ of the Loan and Security Agreement, the Borrower hereby requests a disbursement (a “Disbursement”) of Principal Collections from the Principal
Collection Account in the amount of $;][In connection with a proposed acquisition of Loans in connection with a Substitution pursuant to Section
2.14(b) of the Loan and Security Agreement, the Borrower hereby notifies the
Administrative  Agent  and  Collateral  Custodian  that  the  amount  of
$will be deposited into the Collection Account in connection with such Substitution;] the Eligible ~~Loans~~Loan[s] supporting this ~~Loan Advance~~
[Disbursement][Substitution] [is][are] in Dollars [or an Approved Foreign Currency].
[With respect to any Revolving Loan or Delayed Draw Loan, the amount deposited in the Unfunded Exposure Account in connection with the acquisition of each such
Loan  pursuant  to  Section  2.9(e)  of  the  Loan  and  Security  Agreement  is
$.]
2.The Borrower hereby requests that such [Disbursement][Substitution] be made on the following date:.
3.Attached to this Reinvestment Notice as Annex A is a true, correct and complete calculation of the Borrowing Base and all components thereof and a true, correct and complete list of the Obligors and all Loans which will become part of the
Collateral in connection with the [Disbursement ][Substitution] [requested hereby][described above], each Loan reflected thereon being an Eligible Loan, and specifying [(a) the Outstanding Balance, Assigned Value and Purchase Price of each such
Loan,] (b) [with respect to any Revolving Loan or Delayed Draw Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of each such Loan pursuant to Section 2.9(e) of the Loan and Security Agreement][reserved], (c)
whether such Loan is a First Lien Loan or First Lien Last Out Loan and (d) the Advance
Rate applicable to such Loan.
A-3-3
4.All of the conditions precedent to the [Disbursement ][Substitution]
[requested herein] as set forth in Section 3.2 of the Loan and Security Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such
[Disbursement][Substitution] including the following:
(i)~~The~~the representations and warranties contained in Section 4.1 and
Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of the date hereof and on and as of the date of such
[Disbursement][Substitution] (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects);
(ii)~~No~~no event has occurred and is continuing, or would result from such [Disbursement][Substitution] or from the application of proceeds therefrom, which constitutes an Event of Default, Default (unless such Default is cured by the related [Disbursement][Substitution]), Change of Control or a
Collateral Manager Termination Event;
(iii)~~On~~on and as of such day, immediately after giving effect to such
[Disbursement][Substitution] and the application of proceeds therefrom, the
Advances Outstanding do not exceed the Availability (or, to the extent permitted under Section 2.14 of the Loan and Security Agreement, any existing Borrowing
Base Deficiency is reduced to zero); and
(iv)~~No~~no Applicable Law prohibits or enjoins the making of any
Loan Advance in connection with such [Disbursement][Substitution] by any
Lender or the proposed Reinvestment of Principal Collections or acquisition of
Loans;
~~The~~Each of the undersigned ~~certifies~~certify that all information contained herein and in the
Borrowing Base Certificate attached hereto as Annex A is true ~~and~~, correct ~~in all material~~
~~respects~~and complete as of the date hereof.
[Remainder of page intentionally left blank; signature page follows.]
A-3-4
IN WITNESS WHEREOF, the undersigned ~~has~~have executed this Reinvestment
Notice as of the first date written above.
TWIN BROOK CAPITAL FUNDING
AGTB FUND MANAGER, LLC, as the
Collateral Manager
XXXIII ASPV, LLC, as the Borrower
By:
By:
Name:
Title:
Name:
Title:
A-3-5
ANNEX A
to Exhibit A-3
BORROWING BASE CERTIFICATE
[See attached.]

A-4-1 USActive ~~58290008.10~~58290008.14
EXHIBIT A-4
FORM OF BORROWING BASE CERTIFICATE
[Date]
This certificate is delivered pursuant to that certain Loan, Security and Collateral
Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII
ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the
“Borrower”), Twin Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the
“Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally
Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance
Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
As of the date hereof, the undersigned ~~certifies~~each certify that:
(i)all of the information set forth in Annex I attached hereto is true, correct and complete in all material respects [and for the avoidance of doubt, includes the amount and type (whether Principal Collections, Interest Collections or other Collections) of all Collections received since the Determination Date preceding the prior Payment Date (if applicable), and all Principal Collections and Interest Collections on deposit as of the Determination Date preceding the date hereof32];
(ii)the Borrower and the Collateral Manager are in compliance with all covenants and agreements under the Loan and Security Agreement and no Default, Event of Default or Collateral Manager Termination Event has
occurred and is continuing under the Loan and Security Agreement;
(iii)all of the Loans owned by the Borrower and included in the
Borrowing Base are Eligible Loans, other than as waived by the Administrative
Agent as of the Funding Date (or any later date) with respect to any such Loan;
(iv)[~~and~~all material amendments, restatements, supplements, waivers or other modifications to any Underlying Instruments of any Eligible
Loan, together with any documentation prepared by the Borrower or the
32 Bracketed language to be included when Borrowing Base Certificate is appended to Payment Date
Report.

A-4-2 USActive ~~58290008.10~~58290008.14
Collateral Manager in connection with such document, that constitutes a
Material Modification which was given effect in the calendar month immediately preceding the Reporting Date on which this certificate is delivered, has been delivered to the Administrative Agent and has been identified as such in Annex I attached hereto;]3
(v)~~(iv)~~ the representations and warranties contained in Section 4.1 and Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of such date (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects)[.][;
and
(vi)~~(v) in accordance with Section 2.14(g) of the Loan and Security~~
~~Agreement, all conditions precedent in the Loan and Security Agreement to any~~
~~sale, Substitution, or repurchase of Loans have been satisfied and this certificate~~
~~shall be deemed to be an Officer’s Certificate of the Borrower. [Pursuant to~~
~~Section 2.14(e)(i) of the Loan and Security Agreement,~~[to the extent this certificate is delivered in connection with ~~a~~any Discretionary Sale or sale pursuant to a Substitution~~, this certificate includes on~~  effected pursuant to
Section 2.14 and Section 3.2, as applicable, of the Loan and Security
Agreement, the undersigned hereby further certifies that:
(1)Annex ~~I attached~~II hereto includes a list of all Loans to be sold or substituted ~~and designates~~, as applicable;
(2) the Borrower has notified the Administrative Agent
and Collateral  Custodian  that  an  amount  equal  to
$ shall be deposited into the Collection
Account in connection with ~~any~~ such ~~sale~~Discretionary Sale or
Substitution~~.]]~~ , as applicable;
(3) the repayment of Advances Outstanding (if any) in
connection with such Discretionary Sale or Substitution, as
applicable complies with the requirements set forth in Section
2.3 of the Loan and Security Agreement;
(4) the representations and warranties contained in
Sections 4.1 and 4.2 of the Loan and Security Agreement shall continue to be true and correct in all material respects (except for such representations and warranties as are qualified by
materiality, a Material Adverse Effect or any similar
qualifier, which representations and warranties shall be true
3 To the extent a Borrowing Base Certificate is being delivered on a Reporting Date.

A-4-3 USActive ~~58290008.10~~58290008.14
in all respects, and except for those representations and
warranties made as of a specific date which are true, correct, and complete as of such date) following any such
Discretionary Sale or Substitution, except to the extent any such representation or warranty relates to an earlier date;
(5) such Discretionary Sale or sale in connection with a
Substitution is made by the Collateral Manager, on behalf of the Borrower, in a transaction (1) reflecting arms-length
market terms and (2) in which the Borrower makes no
representations, warranties or covenants and provides no
indemnification for the benefit of any other party to such sale
(other than that the Borrower has good title thereto, free and clear of all Liens and has the right to sell the related Loan)
(and the parties agree that the assignment agreement form
attached as an exhibit to the applicable Underlying
Instrument (solely to the extent such assignment agreement
form (x) is reasonable and customary for a credit facility of the type to which such sale relates and (y) does not contain atypical or unusually burdensome covenants or
representations and warranties in respect of the Borrower, in each case, in the Collateral Manager’s reasonable and good
faith discretion) or any LSTA form of participation
agreement shall satisfy this clause (2)); provided that if an
Event of Default has occurred and is continuing or a Default would exist after giving effect thereto, any Discretionary Sale or sale in connection with a Substitution to an Affiliate of the
Borrower has been consented to in writing by the
Administrative Agent in its reasonable discretion; provided
further that, the Administrative Agent’s prior written consent shall not be required for any such Discretionary Sale or sale in connection with a Substitution that satisfies the
requirement of clause (C) of Section 2.14(e)(vii) of the Loan and Security Agreement;
(6)  (A) no Collateral Manager Termination Event,
Default or Event of Default shall have occurred and be
continuing and, immediately after giving effect to such
Discretionary Sale or Substitution, as applicable, no
Collateral Manager Termination Event, Default or Event of
Default shall have occurred; (B) notwithstanding anything
set forth in Section
2.14 of the Loan and Security Agreement, immediately after
giving effect to such Discretionary Sale or Substitution, as applicable, there shall not exist a Borrowing Base Deficiency;
provided that, notwithstanding the foregoing or anything to
the contrary set forth in Section 3.2 of the Loan and Security
Agreement, in the event a Borrowing Base Deficiency exists

A-4-4 USActive ~~58290008.10~~58290008.14
immediately prior to giving effect to such Substitution,
immediately after giving effect to such Substitution and any other sale or transfer or other action taken in accordance with
Section 2.6 of the Loan and Security Agreement substantially contemporaneous herewith, the Borrowing Base Deficiency
shall be reduced to zero Dollars ($0); and (C) unless consented to by the Administrative Agent in its sole discretion (x) the net cash price received by the Borrower pursuant to such
Discretionary Sale, shall be equal to or greater than the
Adjusted Borrowing Value of the Loan sold in connection
with such Discretionary Sale; provided that, solely for the
purpose of determining if this clause (C) has been satisfied, with respect to any Loan for which the net cash price received by the Borrower equals or exceeds ninety-five percent
(95.0%) of the Outstanding Balance thereof, the net cash price received by the Borrower shall be treated as if it were one
hundred percent (100.0%) of the Outstanding Balance of such
Loan and (y) the Adjusted Borrowing Value of the substitute
Loan acquired by the Borrower in connection with any
Substitution shall be equal to or greater than the Adjusted
Borrowing Value of the Loan sold or otherwise transferred in connection with such Substitution; and
(7) the Borrower and Collateral Manager (on behalf of
the Borrower) have paid (or shall simultaneously herewith,
pay) an amount equal to all accrued and unpaid costs and
expenses (including reasonable legal fees) of the
Administrative Agent, the Lenders and the Collateral
Custodian in connection with such sale, Substitution or
repurchase (including, but not limited to, expenses incurred in connection with the release of the Lien of the
Administrative Agent on behalf of the Secured Parties and
any other party having an interest in the Loan in connection with such sale, Substitution or repurchase.]4
[Remainder of page intentionally left blank; signature page follows.]
4 Bracketed language to be included when Borrowing Base Certificate is delivered in connection with a Discretionary Sale or sale pursuant to a Substitution effected pursuant to Section 2.14 of the
Loan and Security Agreement.

A-4-5 USActive ~~58290008.10~~58290008.14
Certified as of the date first written above.
TWIN BROOK CAPITAL FUNDING
AGTB FUND MANAGER, LLC, as the
Collateral Manager
XXXIII ASPV, LLC, as the Borrower
By:
By:
Name:
Title:
Name:
Title:

A-4-6 USActive ~~58290008.10~~58290008.14
ANNEX I
To Exhibit A-4
BORROWING BASE REPORT
[See attached.]

A-4-7 USActive ~~58290008.10~~58290008.14

A-4-8 USActive ~~58290008.10~~58290008.14
ANNEX II
To Exhibit A-4
~~CALCULATION OF FUND’S AVAILABLE CAPITAL~~
LIST OF LOANS TO BE SOLD OR SUBSTITUTED
[See attached.]

A-4-9 USActive ~~58290008.10~~58290008.14

A-5-1 USActive ~~58290008.10~~58290008.14
EXHIBIT A-5
FORM OF INCUMBENCY CERTIFICATE
RESOLVED, that each of the officers, managers, and employees of the Borrower designated on Exhibit A hereto are hereby authorized and directed to execute and deliver on behalf of the Borrower to Ally Bank, borrowing base certificates, compliance certificates, repetitive and non-repetitive advance requests, bank account instructions and financial reports pursuant to that certain Loan, Security and Collateral Management Agreement, dated as of
December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a
Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral
Manager”), Twin Brook Capital Funding XXXIII ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin Brook Capital Funding
XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative
Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance Trust Company, N.A., not in its
individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”); and it is further
RESOLVED, that said officers, managers and employees so designated and each of them are hereby authorized and directed to execute and deliver all further documentation and to do all other acts that they may deem convenient or proper to carry out the foregoing; and it is further
RESOLVED, that all action heretofore taken and all documentation heretofore delivered by any of said officers, managers and employees in furtherance of the foregoing is hereby ratified and confirmed; and it is further
RESOLVED, that the authorizations herein set forth shall remain in full force and effect until written notice of their modification or discontinuance shall be given to and actually received by Administrative Agent at its address designated in the Loan and Security Agreement, but no such modification or discontinuance shall affect the validity of the acts of any person authorized to so act by these resolutions performed prior to receipt of such notice by
Administrative Agent.
The undersigned certifies that [he]/[she] is the [__] of the Borrower, a Delaware limited liability company, which is the custodian of the company records; that the foregoing is a true and correct copy of resolutions duly adopted and ratified by written consent of said person in accordance with the Borrower’s limited liability company agreement and the laws of the state

A-5-2 USActive ~~58290008.10~~58290008.14
of Delaware, and that these resolutions have not been modified, repealed or rescinded but are in full force and effect.

A-5-3 USActive ~~58290008.10~~58290008.14
IN WITNESS WHEREOF, the undersigned has duly executed this Written
Consent effective as of the date first written above. This Written Consent may be executed in multiple counterparts (any of which may be via facsimile or other electronic transmission), each of which, when executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC
By: [__], its [__]
By:
Name:
Title:

A-5-4 USActive ~~58290008.10~~58290008.14
EXHIBIT A
ALLY BANKSpecimen Signatures Of Authorized
Officers and Employees

Name (Type or Print)	Title/Position	Signature
1.
2.
3.
4.
The undersigned hereby certifies that the persons whose specimen signatures appear above are authorized to execute and deliver on behalf of the Borrower borrowing base certificates, compliance certificates, repetitive and non-repetitive advance requests, bank account instructions and financial reports, in addition to the person(s) heretofore so authorized.
Borrower’s Name:Date:
Address:City: State: Zip:
Officer’s Signature: Title:
A-6-1
EXHIBIT A-6
FORM OF PAYMENT REPORT
Ally Bank
as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: LFPortfolio@ally.com; SFOperations@ally.com
with a copy to:
Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: ~~Jorge.Wagner~~jorge.wagner@ally.com
Western Alliance Trust Company, N.A.
as the Collateral Custodian
One East Washington St., Suite 1400
Phoenix, AZ 85004
Attention: Corporate Trust – Twin Brook Capital Funding XXXIII ASPV, LLC
Re: Loan, Security and Collateral Management Agreement dated as of December 13,
2022
This certificate is delivered pursuant to that certain Loan, Security and Collateral
Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII
ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the
“Borrower”), Twin Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the
“Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally
Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance
Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
A-6-2
The undersigned hereby directs the Collateral Custodian, on the next Payment
Date, to withdraw funds from the applicable Collection Account and apply such amounts according to the application of payments set forth on Annex I attached hereto, in accordance with Section 2.7 or 2.8 (as applicable) of the Loan and Security Agreement.
As of the date hereof, the undersigned certifies that:
(i)all of the information set forth in Annex I attached hereto is true, correct and complete in all material respects;
(ii)the Borrower and the Collateral Manager are in compliance with all covenants and agreements under the Loan and Security Agreement and no Event of Default, Default, Change of Control or Collateral Manager
Termination Event has occurred and is continuing under the Loan and Security
Agreement;
(iii)all of the Loans owned by the Borrower are Eligible Loans, within the meaning of such term in the Loan and Security Agreement other than as waived by the Administrative Agent as of the Funding Date with respect to any such Loan;
(iv)~~Annex II hereto includes a correct calculation of (1) the Fund’s~~
~~Available Capital on and as of [] and (2) the Borrower’s Total Interest~~
~~Coverage Ratio for the relevant period ended , 20 ; and~~the calculation of (A) Availability, (B) the aggregate outstanding principal balance of the Loan Advances, (C) the Aggregate Unfunded Exposure
Amount, (D) the Borrowing Base, (E) the application of payments to be made on the next Payment Date pursuant to Section 2.7 or 2.8 of the Loan and
Security Agreement (as applicable) and (F) the currency calculations set forth in Section 5.1(q) of the Loan and Security Agreement are set forth on
Annex II hereto;
(v)the representations and warranties contained in Section 4.1 and
Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of such date (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects).;
(vi)Annex III hereto includes a correct calculation of the Fund’s
Available Capital on and as of the date hereof; and
(vii)Annex IV hereto includes a correct calculation of the
Borrower’s Total Interest Coverage Ratio for the relevant period ended
, 20.
A-6-3
[Remainder of page intentionally left blank; signature page follows.]
A-6-4
Certified as of the date first written above.
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
AGTB FUND MANAGER, LLC, as the
Collateral Manager
By:
Name:
Title:
By:
Name:
Title:
A-6-5
ANNEX I
To Exhibit A-6
PAYMENT DATE REPORT
[See attached.]
A-6-6
A-6-7
ANNEX II
To Exhibit A-6
CALCULATIONS
[See attached.]
A-6-8
ANNEX III
To Exhibit A-6
CALCULATION OF FUND’S AVAILABLE CAPITAL ~~AND~~
[See attached.]
A-6-9
ANNEX IV
To Exhibit A-6
CALCULATION OF THE BORROWER’S TOTAL INTEREST COVERAGE RATIO
[See attached.]
EXHIBIT A-7
[RESERVED]
A-7-1
USActive ~~58290008.10~~58290008.14
EXHIBIT A-8
FORM OF COMMITMENT REDUCTION NOTICE
[Date]
Ally Bank,
as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: LFPortfolio@ally.com; SFOperations@~~Ally~~ally.com
with a copy to:
Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email:
~~Jorge.Wagner~~jorge.wagner@ally.com
Ladies and Gentlemen:
Reference is made to that certain Loan, Security and Collateral Management
Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among
AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII ASPV, LLC, a
Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin
Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the
“Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance Trust Company,
N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined

A-8-2 USActive ~~58290008.10~~58290008.14
The Borrower hereby certifies that (i) the Advances Outstanding as of the date hereof is not greater than the Reduced Commitments and that it will not request additional
Revolving Loans that would result in the Advances Outstanding exceeding the Reduced
Commitments, and (ii) no Unfunded Exposure Shortfall would result from the Reduced
Commitments.
Sincerely,
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as Borrower
By:
Name:
Title:

B-1-1 USActive ~~58290008.10~~58290008.14
EXHIBIT B-1
FORM OF PROMISSORY NOTE
$[][], 20[  ]
THIS PROMISSORY NOTE HAS NOT BEEN AND WILL NOT BE
REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE
“SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR
THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND THE BORROWER HAS
NOT REGISTERED UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940, AS
AMENDED (THE “INVESTMENT COMPANY ACT”). THE HOLDER HEREOF, BY ITS
ACCEPTANCE OF THIS PROMISSORY NOTE, REPRESENTS THAT IT HAS OBTAINED
THIS PROMISSORY NOTE IN A TRANSACTION IN COMPLIANCE WITH THE
SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE
LAWS OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND
THE RESTRICTIONS ON SALE AND TRANSFER SET FORTH IN THE LOAN AND
SECURITY AGREEMENT. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS
PROMISSORY NOTE, FURTHER REPRESENTS, ACKNOWLEDGES AND AGREES
THAT IT WILL NOT RE-OFFER, RE-SELL, PLEDGE OR OTHERWISE TRANSFER THIS
NOTE (OR ANY INTEREST HEREIN) EXCEPT IN COMPLIANCE WITH THE
SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE
LAWS OF ANY JURISDICTION AND IN ACCORDANCE WITH THE CERTIFICATIONS
AND OTHER REQUIREMENTS SPECIFIED IN THE LOAN AND SECURITY
AGREEMENT REFERRED TO HEREIN.
THIS PROMISSORY NOTE IS TRANSFERABLE ONLY IN ACCORDANCE
WITH THE RESTRICTIONS DESCRIBED HEREIN AND IN THE LOAN AND SECURITY
AGREEMENT. ANY SALE OR TRANSFER IN VIOLATION OF THE FOREGOING WILL
BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE
TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY
INSTRUCTIONS TO THE CONTRARY TO THE BORROWER, THE ADMINISTRATIVE
AGENT OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS PROMISSORY
NOTE OR AN INTEREST HEREIN AGREES TO PROVIDE NOTICE OF THE TRANSFER
RESTRICTIONS SET FORTH HEREIN AND IN THE LOAN AND SECURITY
AGREEMENT TO THE TRANSFEREE.
FOR VALUE RECEIVED, Twin Brook Capital Funding XXXIII ASPV, LLC, a
Delaware limited liability company (the “Borrower”), promises to pay to []
(“Lender”) or its ~~permitted~~ assigns, the principal sum of [] Dollars
($[]), or, if less, the unpaid principal amount of the aggregate advances
(“Advances”) made by the Lender to the Borrower pursuant to the Loan and Security Agreement
(as defined below), ~~as set forth on the Schedule attached hereto,~~ on the dates specified in the
Loan and Security Agreement, and to pay interest on the unpaid principal amount of each
Advance on each day that such unpaid principal amount is outstanding, at the Interest Rate related to such Advance as provided in the Loan and Security Agreement, on each Payment Date and each other date specified in the Loan and Security Agreement.

B-1-2 USActive ~~58290008.10~~58290008.14
This Promissory Note (this “Note”) is issued pursuant to that certain Loan,
Security and Collateral Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security
Agreement”), by and among the Borrower, AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin
Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the
“Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance Trust
Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Loan and Security Agreement or in any other document
(to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then for so long as the
Maximum Lawful Rate would be exceeded, the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this
Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lender under this Note exceed the amount which the Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.
Payments of the principal of, and interest on, Advances represented by this Note shall be made by or on behalf of the Borrower to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan and Security Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.
If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.
If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum set forth in the Loan and Security Agreement, in each case from the date of such

B-1-3 USActive ~~58290008.10~~58290008.14
non-payment to (but excluding) the date such amount is paid in full, provided that such interest rate shall not at any time exceed the Maximum Lawful Rate.
Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Loan and Security Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and, as set forth in the Loan and Security Agreement, certain costs and expenses of the Lender) at the time and in the manner set forth in, but subject to the provisions of, the Loan and Security Agreement.
Except as provided in the Loan and Security Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.
All amounts evidenced by this Note, the Lender’s Advances and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Lender on the Schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided, however, that the failure of the Lender to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrower under this Note as provided in the Loan and Security
Agreement.
The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by the Lender and represented by this Note and the indebtedness evidenced by this Note, subject to the applicable provisions of the
Loan and Security Agreement.
This Note is secured by the security interests granted pursuant to Section 8.1 of the Loan and Security Agreement. The holder of this Note is entitled to the benefits of the Loan and Security Agreement and may enforce the agreements of the Borrower contained in the Loan and Security Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan and Security Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan and Security Agreement. If an Event of Default
shall occur and be continuing, the Administrative Agent or the Required Lenders may declare, or in certain circumstances, the unpaid principal balance thereof, together with accrued interest thereon, shall be declared, and become, due and payable, in each case, in the manner and with the effect provided in the Loan and Security Agreement.
The Borrower, the Collateral Manager, the Administrative Agent, the Collateral
Custodian and each Lender each intend, for federal, state and local income and franchise tax purposes only, that this Note be evidence of indebtedness secured by the Collateral, and the
Lender, as a lender under the Loan and Security Agreement, by the acceptance hereof, agrees to treat the Note for federal, state and local income and franchise tax purposes as indebtedness.
This Note is one of the “Notes” referred to in Section 2.1 of the Loan and
Security Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York.  This Note may only be transferred to an assignee of the Lender

B-1-4 USActive ~~58290008.10~~58290008.14
permitted under Section 12.16(a) of the Loan and Security Agreement and by recordation on the
Register as set forth in Section 12.16(b) of the Loan and Security Agreement.
[Remainder of page intentionally left blank; signature page follows.]

B-1-5 USActive ~~58290008.10~~58290008.14
IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above.
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
By:
Name:
Title:

B-1-6 USActive ~~58290008.10~~58290008.14

Schedule attached to Promissory Note dated [] [], 20[] of Twin Brook
~~Capital Funding XXXIII ASPV, LLC payable to [Lender].~~
~~Date of Advance orPrincipal Amount of Principal Amount ofOutstanding RepaymentAdvanceRepaymentPrincipal Amount~~

B-2-1 USActive ~~58290008.10~~58290008.14
EXHIBIT B-2
FORM OF SWINGLINE NOTE
$[][], 20[  ]
THIS ~~PROMISSORY~~SWINGLINE NOTE HAS NOT BEEN AND WILL NOT
BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE
“SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR
THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND THE BORROWER HAS
NOT REGISTERED UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940, AS
AMENDED (THE “INVESTMENT COMPANY ACT”). THE HOLDER HEREOF, BY ITS
ACCEPTANCE OF THIS ~~PROMISSORY~~SWINGLINE NOTE, REPRESENTS THAT IT
HAS OBTAINED THIS ~~PROMISSORY~~SWINGLINE NOTE IN A TRANSACTION IN
COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT COMPANY ACT AND
ALL OTHER APPLICABLE LAWS OF THE UNITED STATES OR ANY OTHER
APPLICABLE JURISDICTION, AND THE RESTRICTIONS ON SALE AND TRANSFER
SET FORTH IN THE LOAN AND SECURITY AGREEMENT. THE HOLDER HEREOF, BY
ITS ACCEPTANCE OF THIS ~~PROMISSORY~~SWINGLINE NOTE, FURTHER
REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT RE-OFFER,
RE-SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (OR ANY INTEREST
HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT
COMPANY ACT AND ALL OTHER APPLICABLE LAWS OF ANY JURISDICTION AND
IN ACCORDANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS
SPECIFIED IN THE LOAN AND SECURITY AGREEMENT REFERRED TO HEREIN.
THIS ~~PROMISSORY~~SWINGLINE NOTE IS TRANSFERABLE ONLY IN
ACCORDANCE WITH THE RESTRICTIONS DESCRIBED HEREIN AND IN THE LOAN
AND SECURITY AGREEMENT. ANY SALE OR TRANSFER IN VIOLATION OF THE
FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND
WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE,
NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE
BORROWER, THE ADMINISTRATIVE AGENT OR ANY INTERMEDIARY. EACH
TRANSFEROR OF THIS ~~PROMISSORY~~SWINGLINE NOTE OR AN INTEREST HEREIN
AGREES TO PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH
HEREIN AND IN THE LOAN AND SECURITY AGREEMENT TO THE TRANSFEREE.
FOR VALUE RECEIVED, Twin Brook Capital Funding XXXIII ASPV, LLC, a
Delaware limited liability company (the “Borrower”), promises to pay to [] (the
“Swingline Lender”) or its ~~permitted~~ assigns, the principal sum of []
Dollars ($[]), or, if less, the unpaid principal amount of the ~~aggregate swingline~~
~~advances (“~~Swingline Advances~~”)~~ made by the Swingline Lender to the Borrower pursuant to the Loan and Security Agreement (as defined below)~~, as set forth on the Schedule attached~~
~~hereto~~, on the dates specified in the Loan and Security Agreement, and to pay interest on the unpaid principal amount of each Swingline Advance on each day that such unpaid principal amount  is  outstanding,  at  the  Interest  Rate  ~~related~~applicable  to  ~~such~~  Swingline

B-2-2 USActive ~~58290008.10~~58290008.14
~~Advance~~Advances as provided in the Loan and Security Agreement, on each Payment Date and each other date specified in the Loan and Security Agreement.
This ~~Promissory~~Swingline Note (this “Note”) is issued pursuant to that certain
Loan, Security and Collateral Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and
Security Agreement”), by and among the Borrower, AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”),
Twin Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the
“Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally
Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance
Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Loan and Security Agreement or in any other document
(to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then for so long as the
Maximum Lawful Rate would be exceeded, the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this
Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Swingline
Lender under this Note exceed the amount which the Swingline Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the
Maximum Lawful Rate.
Payments of the principal of, and interest on, the Swingline Advances represented by this Note shall be made by or on behalf of the Borrower to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan and Security Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.
If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.
If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at

B-2-3 USActive ~~58290008.10~~58290008.14
maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum set forth in the Loan and Security Agreement, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full, provided that such interest rate shall not at any time exceed the Maximum Lawful Rate.
Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Loan and Security Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and, as set forth in the Loan and Security Agreement, certain costs and expenses of the Swingline Lender) at the time and in the manner set forth in, but subject to the provisions of, the Loan and Security
Agreement.
Except as provided in the Loan and Security Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.
All amounts evidenced by this Note, the Swingline Lender’s Swingline Advances and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Swingline Lender on the Schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided, however, that the failure of the Swingline Lender to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrower under this Note as provided in the Loan and Security Agreement.
The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Swingline Advances made by the Swingline
Lender and represented by this Note and the indebtedness evidenced by this Note, subject to the applicable provisions of the Loan and Security Agreement.
This Note is secured by the security interests granted pursuant to Section 8.1 of the Loan and Security Agreement. The holder of this Note is entitled to the benefits of the Loan and Security Agreement and may enforce the agreements of the Borrower contained in the Loan and Security Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan and Security Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan and Security Agreement. If an Event of Default
shall occur and be continuing, the Administrative Agent or the Required Lenders may declare, or in certain circumstances, the unpaid principal balance thereof, together with accrued interest thereon, shall be declared, and become, due and payable, in each case, in the manner and with the effect provided in the Loan and Security Agreement.
The Borrower, the Collateral Manager, the Administrative Agent, the Swingline
Lender, the Collateral Custodian and each Lender each intend, for federal, state and local income and franchise tax purposes only, that this Note be evidence of indebtedness secured by the Collateral, and the Swingline Lender, as a lender under the Loan and Security Agreement, by the acceptance hereof, agrees to treat the Note for federal, state and local income and franchise tax purposes as indebtedness.

B-2-4 USActive ~~58290008.10~~58290008.14
This Note is ~~one of~~ the “Swingline ~~Notes~~Note” referred to in Section 2.1 of the
Loan and Security Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York. This Note may only be transferred to an assignee ~~of~~to the
~~Swingline Lender~~extent permitted ~~under Section 12.16(a) of the Loan and Security Agreement~~
~~and by recordation on the Register as set forth in Section 12.16(b) of~~by the Loan and Security
Agreement.
[Remainder of page intentionally left blank; signature page follows.]

B-2-5 USActive ~~58290008.10~~58290008.14
IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above.
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
By:
Name:
Title:

B-2-6 USActive ~~58290008.10~~58290008.14

Schedule attached to Promissory Note dated [] [], 20[] of Twin Brook
~~Capital Funding XXXIII ASPV, LLC payable to [Lender].~~
~~Date of SwinglinePrincipal Amount of Principal AmountOutstanding Advance or RepaymentSwingline Advanceof RepaymentPrincipal Amount~~

USActive ~~58290008.10~~58290008.14
EXHIBIT C
FORM OF OFFICER’S CERTIFICATE AS TO SOLVENCY
December 13, 2022
Reference is made to that certain Loan, Security and Collateral Management
Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among
AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII ASPV, LLC, a
Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin
Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the
“Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance Trust
Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as of the date hereof (the “Certification Date”) to the Administrative
Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows as of the date hereof:
Both before and after giving effect to (a) the transactions contemplated by the
Loan and Security Agreement and (b) the payment and accrual of all transaction costs, fees, and expenses in connection with the foregoing, each of the undersigned is and will be Solvent.
[Remainder of page intentionally left blank; signature page follows.]
C-1

USActive ~~58290008.10~~58290008.14
IN WITNESS WHEREOF, the undersigned have signed and delivered this
Officer’s Certificate as to Solvency as of the Certification Date.
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
AGTB FUND MANAGER, LLC, as the
Collateral Manager
By:
Name:
Title:
By:
Name:
Title:
C-2

USActive ~~58290008.10~~58290008.14
EXHIBIT D
FORM OF OFFICER’S CLOSING CERTIFICATE
December 13, 2022
Reference is made to that certain Loan, Security and Collateral Management
Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among
AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII ASPV, LLC, a
Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin
Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the
“Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance Trust
Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
The undersigned, through their duly appointed Responsible Officers, as applicable, hereby certify as of the date hereof (the “Certification Date”) to the Administrative
Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows (other than with respect to item ~~4~~5 below, which certification is made only with respect to the Borrower):
1.Each of the representations and warranties contained in Section 4.1 and
Section 4.2 of the Loan and Security Agreement are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a
Material Adverse Effect or any similar qualifier, which representations and warranties shall be true and correct in all respects) on and as of the Certification Date (other than any representation and warranty that is expressly made as of another specific date which were true and correct in all material respects as of such date) and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Effective Date, that constitutes or would constitute an Event of Default, Default,
Change of Control or Collateral Manager Termination Event.
2.The undersigned are each in compliance in all respects with all Applicable
Laws, including those with respect to the Collateral or any part thereof, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.
3.Except as otherwise indicated on a schedule to a Transaction
Document, or as otherwise consented to by the Administrative Agent, the undersigned have delivered to the Administrative Agent true, correct and complete copies of all documents required to be delivered by them to the Administrative
D-1

USActive ~~58290008.10~~58290008.14
Agent pursuant to the Transaction Documents, all such documents are true, correct and complete in all respects on and as of the Certification Date, and each and every other condition to the closing of the transactions contemplated by the Transaction
Documents (including, without limitation, the conditions and requirements set forth in Section 3.1 of the Loan and Security Agreement) has been performed or otherwise satisfied on and as of the Certification Date.
4. ~~3.~~ The undersigned have not created, or participated in the creation of, or permitted to exist, any Liens on any of the Accounts other than the Lien created by the
Loan and Security Agreement and Permitted Liens described in clause (a), (d), (e), (f) or
(g) of the definition of “Permitted Liens”.
5. ~~4.~~ The Borrower has neither incurred nor suffered to exist any
Indebtedness as of the Certification Date (for the avoidance of doubt, other than
Indebtedness incurred under the Loan and Security Agreement).
[Remainder of page intentionally left blank; signature page follows.]
D-2

USActive ~~58290008.10~~58290008.14
IN WITNESS WHEREOF, the undersigned have signed and delivered this
Officer’s Closing Certificate as of the Certification Date.
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
AGTB FUND MANAGER, LLC, as the
Collateral Manager
By:
Name:
Title:
By:
Name:
Title:
D-3

E-1 USActive ~~58290008.10~~58290008.14
EXHIBIT E
FORM OF RELEASE OF UNDERLYING INSTRUMENTS
[Delivery Date]
Western Alliance Trust Company, N.A.
as the Collateral Custodian
One East Washington St., Suite 1400
Phoenix, AZ 85004
Attention: Corporate Trust – Twin Brook Capital Funding XXXIII ASPV, LLC
Ally Bank,
as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: LFPortfolio@ally.com; SFOperations@ally.com
with a copy to:
Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: ~~Jorge.Wagner~~jorge.wagner@ally.com
Re:  Loan, Security and Collateral Management Agreement, dated as of December 13, 2022
(as amended, modified, waived, supplemented, restated or replaced from time to time, the
“Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral
Manager”), Twin Brook Capital Funding XXXIII ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin Brook
Capital Funding XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the
“Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline
Lender”) and as Arranger and Western Alliance Trust Company, N.A., not in its
individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).

E-2 USActive ~~58290008.10~~58290008.14
Ladies and Gentlemen:
In connection with the administration of the Underlying Instruments held by the Collateral
Custodian on behalf of the Administrative Agent as agent for the Secured Parties, under the
Loan and Security Agreement, we request the release of the Underlying Instruments (or such documents as specified below) for the Loans described below, for the reason indicated.
Capitalized terms used but not defined herein shall have the meanings provided in the Loan and
Security Agreement.
Obligor’s Name, Address & Zip Code:
Loan Identification Number:
Reason for Requesting Documents (check one)
[ ] 1.Loan paid in full. (The Collateral Manager hereby certifies that all amounts received in connection with such Loan have been credited to the Collection Account.)
[ ] 2.Loan liquidated by []. (The Collateral Manager
hereby certifies that all proceeds (net of liquidation expenses which the
Collateral Manager may retain to pay such expenses) of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account.)
[ ] 3.Loan in foreclosure.
[ ] 4.Delivered in ~~Error~~error.
[ ] 5.Substitution.
[ ] 6.Failure to satisfy Review Criteria.
[ ] 7.Repurchased or Warranty Loan.
[ ] 8.Discretionary Sale.
[ ] 9.Termination of Loan and Security Agreement.
[ ] 10.Servicing.
[ ] 11.Other (explain).
If box 1, 2, 4, 5, 6, 7, 8 or 9 above is checked, and if all or part of the Underlying Instruments were previously released to us, please release to us the Underlying Instruments, requested in our

E-3 USActive ~~58290008.10~~58290008.14
previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan.
If box 3, 10 or 11 above is checked, we will return all of the above Underlying Instruments to you as the Collateral Custodian (i) promptly upon the request of the Administrative Agent or (ii)
when our need therefor no longer exists.
[Remainder of page intentionally left blank; signature page follows.]

E-4 USActive ~~58290008.10~~58290008.14
AGTB FUND MANAGER, LLC, as the
Collateral Manager
Agreement:
By:
Name:
Title:
Consent of Administrative Agent if required under the Loan and Security
ALLY BANK, as the Administrative Agent
By:
Name:
Title:

F-1 USActive ~~58290008.10~~58290008.14
EXHIBIT F
FORM OF COMPLIANCE CERTIFICATE
TWIN BROOK CAPITAL FUNDING XXXIII ASPV, LLC
Date: , 202_
This Compliance Certificate (this “Certificate”) is given by Twin Brook Capital
Funding XXXIII ASPV, LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 5.1(t)(~~viii~~v) of that certain Loan, Security and Collateral Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund
Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Borrower, Twin Brook Capital Funding XXXIII, LLC, as
the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender
(together with its successors and assigns in such capacity, the “Swingline Lender”) and as
Arranger and Western Alliance Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral
Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
The officer executing this Certificate is a Responsible Officer of the Borrower and as such is duly authorized to execute and deliver this Certificate on behalf of the Borrower.
By executing this Certificate, such Responsible Officer hereby certifies to Administrative Agent and the Lenders, on behalf of the Borrower and not in his/her individual capacity, that:
(a)the financial statements delivered with this Certificate in accordance with Sections 5.1(s)(i) and/or 5.1(s)(ii) of the Loan and Security
Agreement are true, correct and complete in all material respects and have been prepared in reasonable detail and in accordance with GAAP (but, in the case of interim financial statements, subject to normal year-end audit adjustments)
applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein);
(b)to the best of such officer’s knowledge, no Event of Default,
Default, Change of Control or Collateral Manager Termination Event exists
[except as specified on Annex A attached hereto]; and
(c)since the Effective Date and except as disclosed in prior
Compliance Certificates delivered to Administrative Agent:

F-2 USActive ~~58290008.10~~58290008.14
(i)no Loan Party has changed its legal name, identity,
jurisdiction of incorporation, organization or formation or organizational structure or formed or, in the case of the Borrower, acquired any
Subsidiaryexceptasfollows:
;
(ii)the Borrower has not acquired all or substantially all of the assets of, or merged or consolidated with or into, any Person, except as follows:; or
(iii)no Loan Party has changed the address of its principal
place  of  business  or  otherwise  relocated,  except  as  follows:
.
[Remainder of page intentionally left blank; signature page follows.]

F-3 USActive ~~58290008.10~~58290008.14
IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed by one of its Responsible Officers as of the first date written above.
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
By:
Name:
Title:

F-4 USActive ~~58290008.10~~58290008.14
ANNEX A
to Exhibit F
[EVENTS OF DEFAULT, DEFAULTS, CHANGES OF CONTROL OR COLLATERAL
MANAGER TERMINATION EVENTS]
[See attached.]

G-1 USActive ~~58290008.10~~58290008.14
EXHIBIT G
FORM OF TRANSFEREE LETTER
, 20_
Twin Brook Capital Funding XXXIII ASPV, LLC,
as the Borrower and
AGTB Fund Manager, LLC,
as the Collateral Manager
c/o Angelo, Gordon & Co., L.P.
245 Park Avenue, 26th Floor
New York, New York 10167
Attention: Jeffrey Frank, Drew Guyette, Nicholas Flemming and Karen Saunoris
Email: jfrank@angelogordon.com; dguyette@twincp.com; nflemming@twincp.com;
ksaunoris@twincp.com
Ally Bank,
as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: LFPortfolio@ally.com; SFOperations@ally.com
with a copy to:
Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: ~~Jorge.Wagner~~jorge.wagner@ally.com
Re:(a) the Loan Advances of [Name of Lender] under the Loan and Security Agreement (as defined below) (the “Assigned Advances”); (b) the Notes issued by [] to
[Name of Lender] under the Loan and Security Agreement (the “Notes”); and (c) the
commitment of [Name of Lender] to make additional Loan Advances under the Loan and
Security Agreement (the “Assigned Commitments”)
Ladies and Gentlemen:
In connection with our acquisition of the above-captioned Notes, Assigned
Advances and Assigned Commitments (collectively, the “Assigned Assets”), we certify that (a)
we understand that the Assigned Assets are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and are being transferred to us in a

G-2 USActive ~~58290008.10~~58290008.14
transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we are either a Qualified Institutional Buyer under Rule 144A of the Securities Act or an institutional “Accredited Investor” as defined in Rule ~~(1)-~~501(a)(l)-(3) or (7) under the
Securities Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Assigned Assets, (c) we are a “Qualified Purchaser” for the purpose of Section 3(c)(7) of the Investment Company Act of
1940, as amended, (d) we have had the opportunity to ask questions of and receive answers from the Borrower and the Collateral Manager concerning the purchase of the Assigned Assets and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Assigned Assets, (e) we are acquiring the Assigned Assets for investment for our own account and not with a view to any distribution of such Assigned Assets (but without prejudice to our right at all times to sell or otherwise dispose of the Assigned Assets in accordance with clause (g) below), (f) we have not offered or sold any Assigned Assets to, or solicited offers to buy any Assigned Assets from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Securities Act, (g) we will not sell, transfer or otherwise dispose of any Assigned Assets unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act, (2) the purchaser or transferee of such
Assigned Assets has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Loan, Security and Collateral Management Agreement, dated as of
December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a
Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral
Manager”), Twin Brook Capital Funding XXXIII ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin Brook Capital Funding
XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative
Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance Trust Company, N.A., not in its
individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”), (h) we are not acquiring a Note, directly or indirectly, for or on behalf of an employee benefit plan or other retirement arrangement subject to the
Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the
Internal Revenue Code of 1986, as amended, or any entity, the assets of which would be deemed plan assets under the Department of Labor regulations set forth at 29 C.F.R. §2510.3-101; unless
Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE
95-60 or PTCE 92-23 or some other applicable prohibited transaction exemption is applicable to the acquisition and holdings of such Assigned Assets and (i) we are a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

G-3 USActive ~~58290008.10~~58290008.14
Capitalized terms used but not defined herein shall have the meanings provided in the Loan and
Security Agreement.
Very truly yours.
___________________________________
Print Name of Transferee
By:
Responsible Officer

H-1 USActive ~~58290008.10~~58290008.14
EXHIBIT H
FORM OF JOINDER SUPPLEMENT
JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, Twin Brook
Capital Funding XXXIII ASPV, LLC, as the borrower (the “Borrower”) and Ally Bank, as administrative agent (the “Administrative Agent”).
WHEREAS, this Joinder Supplement is being executed and delivered under
Section 12.16 of the Loan, Security and Collateral Management Agreement, dated as of
December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a
Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral
Manager”), Borrower, Twin Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the
“Lenders”), Administrative Agent, Ally Bank, as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger, and
Western Alliance Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).
Capitalized terms used but not defined herein shall have the meanings provided in the Loan and
Security Agreement; and
WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed
Lender”) wishes to become a Lender party to the Loan and Security Agreement;
NOW, THEREFORE, the parties hereto hereby agree as follows:
(a)Upon receipt by the Administrative Agent of the executed
counterparts to this Joinder Supplement, to which is attached a fully completed
Schedule I and Schedule II, each of which has been executed by the Proposed
Lender, the Borrower and the Administrative Agent, this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder
Effective Date, the Proposed Lender shall be a Lender party to the Loan and
Security Agreement for all purposes thereof.
(b)Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement.
(c)By executing and delivering this Joinder Supplement, the Proposed
Lender confirms to and agrees with the Administrative Agent and the other

H-2 USActive ~~58290008.10~~58290008.14
Lenders as follows: (i) none of the Administrative Agent and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the
Loan and Security Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Security Agreement or any other instrument or document furnished pursuant thereto, or with respect to any
Notes issued under the Loan and Security Agreement, or the Collateral (as defined under the Loan and Security Agreement) or the financial condition of any
Loan Party, or the performance or observance by any Loan Party of any of their respective obligations under the Loan and Security Agreement, any other
Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) the Proposed
Lender will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan and Security Agreement; (iv) the Proposed
Lender appoints and authorizes the Administrative Agent and the Collateral
Custodian, as applicable, to take such action as agent on its behalf and to exercise such powers under the Loan and Security Agreement as are delegated to the
Administrative Agent and the Collateral Custodian, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan and Security Agreement; (v) the Proposed Lender
agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Security Agreement are required to be performed by it as a
Lender; and (vi) the Proposed Lender hereby individually represents and warrants, as to itself, that it ~~would satisfy the requirements of a “qualified~~
~~purchaser” as defined in Section 2~~is (~~a~~I) either (~~51~~A) ~~of the Investment Company~~
~~Act of 1940, as amended, or~~ an “accredited investor” as defined in paragraphs
(a)(1), (2), (3), or (7) of Rule 501 of Regulation D under the ~~U.S.~~ Securities Act
~~of 1933, as amended,~~ or any entity in which all of the equity owners come within such paragraphs or (B) a “qualified institutional buyer” as defined in Rule
144A under the Securities Act and (II) a “qualified purchaser” as defined in the 1940 Act.
(d)Schedule II hereto sets forth administrative information with respect to the Proposed Lender.
(e)This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
(f)The joinder hereunder shall not be effective unless recordation is made on the Register as set forth in Section 12.16(b) of the Loan and Security
Agreement.

H-3 USActive ~~58290008.10~~58290008.14
(g)Delivery of an executed signature page to this Joinder Supplement by facsimile transmission or other customary means of electronic transmission
(e.g. “pdf”) shall be as effective as delivery of a manually signed counterpart of this Joinder Supplement.
IN WITNESS WHEREOF, the parties hereto have caused this Joinder
Supplement to be executed by their respective duly authorized officers as of the date set forth in
Item 1 of Schedule I hereto.
ALLY BANK, as Administrative Agent
By:
Name:
Title:
[NAME OF LENDER], as Proposed Lender
By:
Name:
Title:
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
By:
Name:
Title:

H-4 USActive ~~58290008.10~~58290008.14
SCHEDULE I
TO
JOINDER SUPPLEMENT
COMPLETION OF INFORMATION AND
SIGNATURES FOR JOINDER SUPPLEMENT
Re:  Loan, Security and Collateral Management Agreement, dated as of December 13, 2022
(as amended, modified, waived, supplemented, restated or replaced from time to time, the
“Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral
Manager”), Twin Brook Capital Funding XXXIII ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin Brook
Capital Funding XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the
“Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline
Lender”) and as Arranger and Western Alliance Trust Company, N.A., not in its
individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).
Item 1: Date of Joinder Supplement:
Item 2: Proposed Lender:
Item 3: Commitment: $

H-5 USActive ~~58290008.10~~58290008.14
SCHEDULE II
TO
JOINDER SUPPLEMENT
ADDRESS FOR NOTICES
AND
WIRE INSTRUCTIONS
Address for Notices:

Telephone:
Facsimile:
email:
With a copy to:

Telephone:
Facsimile:
email:
Wire Instructions:
Name of Bank:
A/C No.:
ABA No.:
Reference:

USActive ~~58290008.10~~58290008.14
EXHIBIT I-1
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to that certain Loan, Security and Collateral
Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII
ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the
“Borrower”), Twin Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the
“Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally
Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance
Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
Pursuant to the provisions of Section 2.13(g)(ii)(2)(c) of the Loan and Security
Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan Advance(s) (as well as any Note(s) evidencing such Loan Advance(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section
881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section ~~871~~881(~~h~~c)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower (or its sole owner as applicable) as described in Section
881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor thereof). By executing this certificate, the undersigned agrees that
(1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[Remainder of page intentionally left blank; signature page follows.]
I-1-1

USActive ~~58290008.10~~58290008.14
[NAME OF LENDER]
By:
Name:
Title:
Date:   , 20[ ]
I-1-2

USActive ~~58290008.10~~58290008.14
EXHIBIT I-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to that certain Loan, Security and Collateral
Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII
ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the
“Borrower”), Twin Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the
“Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally
Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance
Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
Pursuant to the provisions of Section 2.13(g)(ii)(2)(d) of the Loan and Security
Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the
Borrower within the meaning of Section ~~871~~881(~~h~~c)(3)(B) of the Code, and (iv) it is not a
“controlled foreign corporation” related to the Borrower (or its sole owner as applicable) as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its
non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor thereof). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such
Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[Remainder of page intentionally left blank; signature page follows.]
I-2-1

USActive ~~58290008.10~~58290008.14
[NAME OF PARTICIPANT]
By:
Name:
Title:
Date:   , 20[ ]
I-2-2

USActive ~~58290008.10~~58290008.14
EXHIBIT I-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to that certain Loan, Security and Collateral
Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII
ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the
“Borrower”), Twin Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the
“Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally
Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance
Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
Pursuant to the provisions of Section 2.13(g)(ii)(2)(d) of the Loan and Security
Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/
members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of
Section ~~871~~881(~~h~~c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a
“controlled foreign corporation” related to the Borrower (or its sole owner as applicable) as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8ECI, IRS Form
W-8BEN or IRS Form W-8BEN-E, as applicable from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
I-3-1

USActive ~~58290008.10~~58290008.14
[Remainder of page intentionally left blank; signature page follows.]
I-3-2

USActive ~~58290008.10~~58290008.14
[NAME OF PARTICIPANT]
By:
Name:
Title:
Date:   , 20[ ]
I-3-3

USActive ~~58290008.10~~58290008.14
EXHIBIT I-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to that certain Loan, Security and Collateral
Management Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII
ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the
“Borrower”), Twin Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the
“Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally
Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance
Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
Pursuant to the provisions of Section 2.13(g)(ii)(2)(d) of the Loan and Security
Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate,
(ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Loan and Security Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of
Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section ~~871~~881(~~h~~c)(3)(B) of the
Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower (or its sole owner as applicable) as described in Section
881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with
IRS Form W-8IMY accompanied by one of the following forms from each of its partners/
members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS
Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form
W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the
Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either
I-4-1

USActive ~~58290008.10~~58290008.14
the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[Signature page follows.]
I-4-2

USActive ~~58290008.10~~58290008.14
[NAME OF LENDER]
By:
Name:
Title:
Date:   , 20[ ]
I-4-3

EXHIBIT J
FORM OF COLLATERAL CUSTODIAN CERTIFICATION
[Date]
AGTB Fund Manager, LLC,
as the Collateral Manager
c/o Angelo, Gordon & Co., L.P.
245 Park Avenue, 26th Floor
New York, New York 10167
Attention: Jeffrey Frank, Drew Guyette, Nicholas Flemming and Karen Saunoris
Email: jfrank@angelogordon.com; dguyette@twincp.com; nflemming@twincp.com;
ksaunoris@twincp.com
Ally Bank,
as the Administrative Agent
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: SFD Portfolio Manager
Facsimile No.: (212) 884-7693
Email: LFPortfolio@ally.com; SFOperations@ally.com
with a copy to:
Ally Bank
300 Park Avenue, 4th Floor
New York, New York 10022
Attention: Legal Services/SFD
Facsimile No.: (212) 884-7189
Email: ~~Jorge.Wagner~~jorge.wagner@ally.com
Re:  Loan, Security and Collateral Management Agreement, dated as of December 13,
2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among AGTB Fund
Manager, LLC, a Delaware limited liability company, as the collateral manager
(in such capacity, the “Collateral Manager”), Twin Brook Capital Funding
XXXIII ASPV, LLC, a Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin Brook Capital Funding XXXIII, LLC, as
the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the “Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as
Arranger and Western Alliance Trust Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”)
Ladies and Gentlemen:
In accordance with the provisions of Section 7.2(b)(ix) of the above-referenced
Loan and Security Agreement, the undersigned, as Collateral Custodian, hereby certifies and confirms that with respect to each Loan listed on the Loan List annexed hereto as Schedule I, except as noted on the report of exceptions attached hereto as Annex I;
(i)all Required Loan Documents set forth on the applicable Loan
Checklist are in the Collateral Custodian’s possession; and
(ii)all Required Loan Documents delivered to the Collateral
Custodian related to each such Loans have been reviewed by the Collateral
Custodian in accordance with the Review Criteria and each of the Review Criteria are satisfied other than as set forth on Annex I hereof.
The Collateral Custodian shall have no liability for or obligation with respect to, and shall not be construed or obliged to make any representation or warranty as to: (i) the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of any Loan or Required Loan Document; (ii) the validity, adequacy or perfection of any lien upon or security interest purported to be evidenced or created thereby; or (iii) to determine that the contents of any Loan or Required Loan Document are appropriate for the represented purpose or that any Loan or Required Loan Document has actually been recorded or filed, as maybe applicable, or that any Loan or Required Loan Document is other than what it purports on its face to be. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
[Remainder of page intentionally left blank; signature page follows.]

WESTERN ALLIANCE TRUST COMPANY,
N.A., as Collateral Custodian
By:
Name:
Title:

SCHEDULE I
to Exhibit J
LOAN LIST
[See attached.]

ANNEX I
to Exhibit J
EXCEPTIONS
[See attached.]

K-1 USActive ~~58290008.10~~58290008.14
EXHIBIT K
FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
This Assignment and Assumption Agreement (the “Assignment and
Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan, Security and Collateral Management Agreement, identified in item 5 below (as amended, the “Loan and Security Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this
Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan and Security
Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below
(i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Loan and
Security Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan and Security Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii)
above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this
Assignment and Assumption, without representation or warranty by the Assignor.
1.Assignor:
2.Assignee:
[]
[]
3.Borrower:Twin Brook Capital Funding XXXIII ASPV,
LLC, as borrower
4.Administrative Agent:
5.Loan and Security Agreement:
Ally Bank, as the administrative agent under the
Loan and Security Agreement
Loan, Security and Collateral Management
Agreement, dated as of December 13, 2022 (as
amended,  modified,  waived,  supplemented,

K-2 USActive ~~58290008.10~~58290008.14
6.Assigned Interest:
restated or replaced from time to time), by and
among AGTB Fund Manager, LLC, a Delaware
limited liability company, as the collateral
manager (in such capacity, the “Collateral
Manager”), Twin Brook Capital Funding XXXIII
ASPV, LLC, a Delaware limited liability
company, as the borrower (in such capacity, the
“Borrower”), Twin Brook Capital Funding
XXXIII, LLC, as the transferor (in such capacity,
the “Transferor”), each of the lenders from time to
time party thereto (together with its respective
successors and assigns in such capacity, each a
“Lender” and collectively, the “Lenders”), Ally
Bank, as the administrative agent thereunder
(together with its successors and assigns in such
capacity, the “Administrative Agent”), as the
swingline lender (together with its successors
and assigns in such capacity, the “Swingline
Lender”) and as Arranger and Western Alliance
Trust Company, N.A., not in its individual
capacity but as the collateral custodian (together
with its successors and assigns in such capacity,
the “Collateral Custodian”)

Assignor	Assignee	Aggregate Amount of Commitment for all Lenders	Amount of Commitment Assigned	Percentage Assigned of Aggregate Amount of Commitment for all Lenders
[]	[]	[]	[]	[]
Effective Date:[] [  ], 20[  ]
[Remainder of page intentionally left blank; signature pages follow.]

K-3 USActive ~~58290008.10~~58290008.14
The terms set forth in this Assignment and Assumption are hereby agreed to:
[ASSIGNOR]
By:
Name:
Title:
[ASSIGNEE]
By:
Name:
Title:
Consented to:
ALLY BANK, as the Administrative Agent
By:
Name:
Title:
TWIN BROOK CAPITAL FUNDING
XXXIII ASPV, LLC, as the Borrower
By:
Name:
Title56:
56 To be included if Borrower consent required for assignment.

K-4 USActive ~~58290008.10~~58290008.14
ANNEX I
TO EXHIBIT K
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.Representations and Warranties.
1.1Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this
Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan and Security
Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction
Documents or any collateral thereunder, (iii) the financial condition of the
Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Transaction Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Transaction Document.
1.2Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this
Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan and Security Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Loan and
Security Agreement as a Lender thereunder and, to the extent of the Assigned
Interest, shall have the obligations of a Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned
Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (iv)
it has received a copy of the Loan and Security Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the
Assigned Interest, and (vi) attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Loan and Security Agreement, duly completed and executed by the Assignee; and (b)
agrees that (i) it will, independently and without reliance on the Administrative
Agent, the Assignor or any other Lender, and based on such documents and

K-5 USActive ~~58290008.10~~58290008.14
information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a
Lender.
2.Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This
Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or any other electronic format shall be effective as delivery of a manually executed counterpart of this
Assignment and Assumption. This Assignment and Assumption and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York.

USActive ~~58290008.10~~58290008.14
EXHIBIT L
CERTIFICATE RE ANNUAL STATEMENT AS TO COMPLIANCE
[], 20[ ]
This Certificate re Annual Statement as to Compliance (this “Certificate”) is delivered by a Responsible Officer of the Collateral Manager (defined below) pursuant to the terms and provisions of Section 6.9 of the Loan, Security and Collateral Management
Agreement, dated as of December 13, 2022 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”), by and among
AGTB Fund Manager, LLC, a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), Twin Brook Capital Funding XXXIII ASPV, LLC, a
Delaware limited liability company, as the borrower (in such capacity, the “Borrower”), Twin
Brook Capital Funding XXXIII, LLC, as the transferor (in such capacity, the “Transferor”), each of the lenders from time to time party thereto (together with its respective successors and assigns in such capacity, each a “Lender” and collectively, the “Lenders”), Ally Bank, as the administrative agent thereunder (together with its successors and assigns in such capacity, the
“Administrative Agent”), as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”) and as Arranger and Western Alliance Trust
Company, N.A., not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.
(a)The undersigned hereby certifies that a review of the activities of the Collateral Manager, and the Collateral Manager’s performance pursuant to the
Loan and Security Agreement, for the fiscal year ending on [], 20[ ]
(the “Relevant Year”) has been made under the undersigned’s supervision; and
(b)The undersigned hereby certifies that the Collateral Manager has performed or has caused to be performed in all material respects all of its obligations under the Loan and Security Agreement throughout the Relevant Year and [no Collateral Manager Termination Event has occurred and is continuing][a
Collateral Manager Termination Event has occurred and is continuing and Annex
I attached hereto sets forth the nature thereof and the steps being taken to remedy such Collateral Manager Termination Event].
[Remainder of page intentionally left blank; signature page follows.]
L-1

USActive ~~58290008.10~~58290008.14
IN WITNESS WHEREOF, certified as of the date first written above.
By:
Name:
Title: a Responsible Officer of AGTB Fund
Manager, LLC, the Collateral Manager
L-2

USActive ~~58290008.10~~58290008.14
ANNEX I
to Exhibit L
COLLATERAL MANAGER TERMINATION EVENT
L-3

USActive ~~58290008.10~~58290008.14
SCHEDULE I
LEGAL NAMES

USActive ~~58290008.10~~58290008.14
SCHEDULE II
LOAN LIST
SCHEDULE III
[RESERVED]
SCHEDULE IV
AGREED-UPON PROCEDURES
SCHEDULE V
GICS INDUSTRY CLASSIFICATIONS